EXHIBIT 10.17

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

SRV LNG CARRIER

TIME CHARTERPARTY

Between

SRV JOINT GAS LIMITED

And

SUEZ LNG TRADING SA

DATED 20th March 2007

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i

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32.	Grade of Bunkers	60

33.	Disbursements	60

34.	Laying-Up	60

35.	Requisition	61

36.	Outbreak of War	61

37.	Additional War Expenses	61

38.	War Risks	61

39.	Both to Blame Collision Clause	63

40.	New Jason Clause	63

41.	Clause Paramount	64

42.	Rules and Regulations; Trading; Pollution	64

43.	Export Restrictions	66

44.	Safe Navigation Clause	66

45.	Cargo Management; Filling Level Restrictions	66

46.	Boil-off	67

47.	Purging and Cool Down	67

48.	Nitrogen and Inert Gas	68

49.	Measuring Devices	68

50.	Sampling and Measuring of Cargo	68

51.	Drawings, Specifications and Modifications	69

52.	Taxes	69

53.	Law and Arbitration	71

54.	Construction	72

55.	Custody Transfer and Calibration/Tank Tables	72

56.	Drug and Alcohol Clause	73

57.	Pollution and Emergency Response	73

58.	ISPS Code; Maritime Transportation Security Act	73

59.	Temperature of Tanks on Arrival at Loading Port	74

60.	Notices	74

61.	Non-Waiver	76

62.	Prior Agreements	76

63.	Consequential Damages	76

64.	Commissions	76

65.	Owner’s Default	77

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66.	Specific Performance	77

67.	Charterer’s Default	78

68.	Liability & Indemnity	78

69.	Corporate Guarantees	79

70.	Confidentiality	79

71.	Intellectual Property	80

72.	Buoy System; Port Liability	81

73.	Position Reporting System	81

74.	Safety Management	81

75.	Models	82

76.	Conditions Precedent	82

77.	Confirmation of Execution and Delivery	82

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SCHEDULES

Schedule I	Main Particulars of the Vessel

Appendix I to Schedule I	Vessel Performance Standards

Schedule II	Building Contract Specifications

Schedule III	Hire Rate and Adjustments

Schedule IV	Insurance

Schedule V	Letters of Indemnity

Schedule VI	Form of Regas Tests Acceptance Certificate

Schedule VII	Form of Consent and Agreement

Schedule VIII	Form of Deed of Owner’s Guarantee

Schedule IX	Form of Ownership Undertaking

Schedule X	Gas Nomination Procedures

Schedule XI	Notice under Clause 76

Execution version re Hull 1689

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

SRV LNG CARRIER TIME CHARTERPARTY

It is this 20th day of March 2007 agreed between SRV Joint Gas Limited (hereinafter referred to as “Owner”), being the owner of a liquefied natural gas carrier to be constructed by Samsung Heavy Industries Co. Ltd. (Hull No. 1689) and fitted out as a Shuttle and Regasification Vessel (“SRV”) (hereinafter referred to as the “Vessel”), as more fully described in Clause 2, and Suez LNG Trading SA (hereinafter referred to as “Charterer”):

RECITALS

WHEREAS, Charterer intends to enter into one (1) or more LNG sale and purchase agreements which would require Charterer to provide the marine transportation of such LNG in SRVs capable of discharging regasified LNG into a subsea pipeline through an internal turret arrangement connected to an offshore mooring buoy;

WHEREAS, Owner wishes to let the use and service of the Vessel to Charterer; and

WHEREAS, in accordance with the terms and conditions hereinafter set forth, Charterer wishes to hire the use and service of the Vessel from Owner, upon delivery of the Vessel to Owner;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, Owner agrees to let and Charterer agrees to hire the use and service of the Vessel in accordance with the terms and conditions hereinafter set forth:

1.	Definitions

For purposes of this Charter, the capitalized terms used herein shall have the meanings ascribed to them below.

“***** Hour Notice” has the meaning set out in paragraph 5(a) of Schedule X.

“Acceptance Standard” has the meaning set out in Clause 7(n).

“Actual Discharge Rate” has the meaning set out in Clause 27(g)(ii)(2).

“Adjusted Variable Element” has the meaning set out in paragraph 2.4(c) of Schedule III.

“Adverse Weather Periods” has the meaning set out in Clause 27(b)(i).

“Affiliated Company” has the meaning set out in Clause 70(d).

“Agreed Allowance List” has the meaning set out in paragraph 2.8 of Schedule III.

“Allowance Period” has the meaning set out in Clause 25(d).

“Anticipated Delivery Date” has the meaning set out in Clause 6(a)(i).

“APL” means Advanced Production and Loading AS of Vikaveien 85, N-4816, Kolbjørnsvik, Arendal, Norway;

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“APL Buoy System” has the meaning set out in Clause 7(q)(iii);

“Approved Club” has the meaning set out in paragraph 1(c)(ii) of Schedule IV.

“Arrival” has the meaning set out in paragraph 6 of Schedule X.

“Arriving Vessel” has the meaning set out in paragraph 3 of Schedule X.

“Base OPEX Amount” has the meaning set out in paragraph 1.2(b) of Schedule III.

“Blue Card” means the Civil Liability Certificate issued by the International Maritime Organisation guaranteeing that the Vessel has sufficient insurance cover or other financial security to compensate for pollution damage in compliance with the International Convention on Civil Liability for Oil Pollution Damage (1969), as amended.

“BOE” has the meaning set out in Clause 27(a)(ii).

“British Thermal Unit” means the amount of heat necessary to raise the temperature of one pound of water by one degree (1°) Fahrenheit.

“BTU/hr” means British Thermal Units per hour.

“Builder” has the meaning set out in Clause 6(a)(ii).

“Building Contract” has the meaning set out in Clause 6(a)(ii).

“Builder’s Trials Expiry Date” has the meaning set out in Clause 7(a);

“Buoy System” means two (2) buoys located in a water depth of approximately two hundred fifty (250) feet that are to be designed and constructed by APL, each having eight (8) mooring lines and anchor points, including, but not limited to, associated flexible risers and riser manifolds for connection to the flowlines, capable of accepting up to 750 mmScf per buoy from the SRVs.

“Changes” has the meaning set out in Clause 42(a).

“Changes Notice” has the meaning set out in Clause 42(a).

“Charterer” has the meaning set out in the Preamble.

“Charterer Affiliated Transferee” has the meaning set out in Clause 21(a)(iii).

“Charterer’s Maximum LNG Carrier Changes” has the meaning set out in Clause 42(a).

“Charterer’s Representatives” has the meaning set out in Clause 20, unless when used in Schedule X, when it shall have the meaning set out in paragraph 3 of Schedule X.

“Charterer’s Group” has the meaning set out in Clause 68(a).

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“Classification Society” has the meaning set out in Clause 2(a).

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Commercial Operations” has the meaning set out in Schedule X.

“Commissioning and Testing” has the meaning set out in Clause 7(a)(i).

“Commissioning Period” has the meaning set out in Clause 7(a)(ii).

“Compulsory Insurance” has the meaning set out in paragraph 4(a) of Schedule IV.

“Consent and Agreement” means the agreement to be entered into in accordance with Clause 14(c) substantially in the form of Schedule VII.

“Delivery” has the meaning set out in Clause 5(a).

“Delivery Date” has the meaning set out in Clause 6(a)(i).

“Deepwater Port” has the meaning set out in Clause 7(a).

“Discharge Period” has the meaning set out in paragraph 9 of Appendix I to Schedule I.

“Discharge Point” has the meaning set out in paragraph 11(a) of Appendix I to Schedule I.

“Downstream Systems” means all infrastructure and systems downstream of the Buoy System’s pipeline end manifold.

“Drydocking Allowances” means the allowance periods allocated in respect of scheduled drydocking as set out in Clause 25(g);

“Flag State” has the meaning set out in Clause 14(a)(i).

“Final Trial Period” has the meaning set out in Clause 7(k).

“First Trial Period” has the meaning set out in Clause 7(a)(ii).

“Force Majeure” has the meaning set out in the Building Contract, unless when used in Schedule X, when it shall have the meaning set out in paragraph 7 of Schedule X.

“Forward Reference Swap Rate” means the rate as defined in paragraph 1.1(b) of Schedule III.

“Gas Day” has the meaning set out in Clause 27(g)(ii).

“Gas Nomination Procedures” has the meaning set out in Clause 27(g)(ii).

“Guaranteed Regas Rate” has the meaning set out in Clause 7(f).

“GTT” means the LNG-containment system designer, GasTransport & Technigaz.

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

“HSE” has the meaning set out in Clause 74(c).

“Hire Periods” has the meaning set out in paragraph 2.3 of Schedule III.

“Hire Rate” has the meaning set out in paragraph 1 of Schedule III

“ICC” and “ICC Rules” have the meaning set out in Clause 53.

“ISM Code” has the meaning set out in Clause 74(a)(i).

“ISPS Code” has the meaning set out in Clause 58.

“Initial Charter Period” has the meaning set out in Clause 5(a).

“Insured Value” has the meaning set out in paragraph 1(a) of Schedule IV.

“LIBOR” means the London Inter-Bank Offered Rate for United States Dollars per annum which appears on the Telerate Monitor (page 248/249 or any replacement of such page) determined at or about 11:00 a.m. London time, as quoted on the date from which interest is accrued under this Charter for a ***** month period.

“LNG” has the meaning set out in Clause 2(b).

“LNG Carrier Changes” has the meaning set out in Clause 42(a).

“Manufacturers’ Protocols” means, with respect to any Regasification Component, the scheduled maintenance protocol recommended by the Builder and/or the manufacturer of that Regasification Component.

“Master Maintenance and Repair Plan” means the maintenance and repair plan (including voyage and dry-dock maintenance and repairs) of the Vessel proposed and approved in accordance with Clause 25(f).

“MTSA” has the meaning set out in Clause 58.

“mmscf/d” means million standard cubic feet per day.

“No Fault Termination Date” has the meaning set out in Clause 6(r).

“Nominated Discharge Rate” has the meaning set out in Clause 27(g)(ii).

“Normal Performance” has the meaning set out in Clause 27(g).

“Notice of Readiness to Discharge Gas” has the meaning set out in paragraph 7 of Schedule X.

“Off-hire Allowance” has the meaning set out in Clause 24(h).

“Owner” has the meaning set out in the Preamble.

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“Owner Affiliated Transferee” has the meaning set out in Clause 21(b)(ii).

“Owner’s Group” has the meaning set out in Clause 68(a).

“Owner’s Guarantee” means the guarantee to be issued by Owner’s Guarantors in accordance with Clause 69 in the form of Schedule VIII.

“Owner’s Guarantors” has the meaning set out in Clause 69.

“Ownership Undertaking” means the letter of undertaking to be provided by Suez SA in the form of Schedule IX.

“Performance Period” has the meaning set out in paragraph 7 of Appendix 1 to Schedule I.

“Permitted Encumbrances” has the meaning set out in Clause 14(c).

“Policy” has the meaning set out in Clause 56.

“Primary Terminals” has the meaning set out in Clause 5(a) and “Primary Terminal” means any one of them.

“Progress Reports” has the meaning set out in Clause 6(e).

“Redelivery” has the meaning set out in Clause 6(q).

“Reduced Performance” has the meaning set out in Clause 27(g)(ii).

“Reduced Rate” means the rate of hire calculated in accordance with paragraph 4 of Schedule III.

“Regasification Components” means all machinery and equipment on board the Vessel related to the capability of the Vessel to regasify LNG and discharge regasified LNG, including, but not limited to, the following principal components: shell and tube vaporizers; high pressure LNG pumps; high pressure submerged turret loading swivel; and metering units.

“Regasification Technology” means all inventions, patents, patent applications, copyrights, trade secrets, know-how and other confidential and otherwise proprietary business and technical information associated with the design, construction and operation of the process piping, valves, controls and equipment used for the pressurization and vapourization of LNG, and includes the physical location starting at the inlet to the LNG phase separator where entrained vapor is separated from the LNG feed to the LNG booster pumps, continuing through the booster pumps where LNG is pumped to high pressure to the LNG vapourizers that utilize a heating medium to vaporize and superheat the LNG, and ending at the discharge of the LNG vapourizers where the high pressure gas is sent to the gas outlet piping. Regasification Technology includes all integration of controls required for operation of vaporization but does not include: (a) the cargo transfer pumps used to transfer LNG from storage to the phase separator or (b) equipment used to supply the heating medium for the LNG vaporizers.

“Regas Tests” has the meaning set out in Clause 7(b).

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“Regas Tests Acceptance Certificate” means the certificate to be signed by the parties in accordance with the provisions of Clause 7 in the form of Schedule VI.

“Regas Tests and Commissioning Procedures” has the meaning set out in Clause 7(c).

“Reimbursable Insurances” has the meaning set out in paragraph 6 of Schedule IV.

“Relevant Event” has the meaning set out in Clause 7(q).

“Responsible Parties” has the meaning set out in Clause 58(a)(i).

“Review Item” has the meaning set out in Clause 10(f).

“Second Trial Period” has the meaning set out in Clause 7(h).

“Specifications” has the meaning set out in Clause 2(c).

“SRV” means the LNG shuttle and regasification vessels to be owned by Owner and that Owner will cause to be designed and constructed, and which are capable of (i) loading LNG supply at one (1) or more locations to be designated by Charterer, (ii) off-loading vaporized LNG at the Buoy System, and/or (iii) off-loading LNG at one (1) or more locations as may be designated by Charterer from time to time.

“SRV Technology” means all inventions, patents, patent applications, copyrights, trade secrets, know-how and other confidential and otherwise proprietary business and technical information associated with the design, construction and operation of the SRV.

“SRV Fleet” has the meaning set out in Clause 14(c)(ii).

“SRV Operating Manual” means the operating manual detailing in a comprehensive manner the operation of the SRV and the Buoy System as proposed by Owner and approved by appropriate government entities and Charterer in accordance with Clause 25(i).

“STCW” has the meaning set out in Clause 3(a)(iii).

“STCW Code” has the meaning set out in Clause 3(a)(iii).

“Taxes” means any taxes, levies, imposts, duties, or withholdings imposed by any country or any political subdivision or taxing authority thereof or therein in accordance with applicable law in force from time to time in the relevant taxing jurisdiction.

“Term” has the meaning set out in Clause 5(c).

“Terminal” has the meaning set out in Schedule X.

“Test Rate” has the meaning set out in Clause 7(b).

“Third Party Transferee” has the meaning set out in Clause 21(a)(iv).

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“Tripartite Agreement” has the meaning set out in Clause 6(g)(iii).

“Unscheduled Maintenance” has the meaning set out in Clause 25(d).

“Unscheduled Maintenance Allowance” means the allowance periods allocated in respect of Unscheduled Maintenance as set out in Clause 25(d).

“Vessel” has the meaning set out in the Preamble.

“Vessel on Station” has the meaning set out in paragraph 3 of Schedule X.

Any reference to “port” shall include: (i) a port, berth dock, offshore loading facility or offshore unloading facility suitable for berthing, loading or unloading an LNG Vessel; and (ii) the Buoy System.

2.	Description and Condition of Vessel

At the Delivery Date (as defined in Clause 6) of the Vessel under and throughout the Term (as defined in Clause 5) of this Charter:

(a)	she shall be classed Det Norske Veritas (the “Classification Society”), which classification shall bear the following notations:

X1A1 Tanker for Liquefied gas, ship type 2G (Membrane tank, Maximum pressure 25 kPaG, Minimum temperature -163°C), NAUTICUS (Newbuilding) PLUS-2, CSA-2, CLEAN, E0, F-AMC, ICS, TMON, DYNPOS-AUT, STL, BIS, NAUT-AW

(b)	she shall be in every way fit for the safe loading, discharging, handling and carrying of liquefied natural gas (“LNG”) in bulk at atmospheric pressure, the regasification of LNG, and the discharge of regasified LNG;

(c)	she shall be constructed to the requirements listed in the vessel specifications appended to the Building Contract (the “Specifications”) and the requirements of the Vessel’s Classification Society for vessels carrying LNG in bulk;

(d)	she shall be tight, staunch, strong, in good order and condition, and in every way fit for the service of carrying and regasifying LNG and unloading LNG and regasified LNG, with her machinery, boilers, hull, cargo installation, including gauging and other equipment suitable for measuring the level and temperature of LNG loaded on board the Vessel, and any other equipment (including but not limited to hull stress calculator, radar, computers and computer systems) in a good and efficient state;

(e)	her tanks, valves and pipelines shall be liquid- and gas-tight;

(f)	she shall be in every way fitted for burning, as fuel, at sea and in port the fuels as set forth in Schedule I and capable of full operations when burning one hundred percent (100%) natural gas in lieu of fuel oil (except for the burning of pilot fuel as specified in Schedule I);

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(g)	she shall have her insulation spaces prepared as per her containment system design conditions;

(h)	she shall have on board all certificates, permits, records or other documents required by the conventions, laws, regulations or requirements referred to in Clause 2(l) below, including ISM Certification, and equipment required from time to time by any applicable law to enable her to perform, subject to the notice provisions set out in Clause 4(a), the charter service without delay;

(i)	she shall comply with the regulations in force so as to enable her to pass through the Suez Canal to the extent such regulations permit passage by LNG carriers;

(j)	she shall comply with the description in Schedule I attached hereto; provided, however, that if there is any conflict between Schedule I and any other provision of this Charter (including Clause 2, but excluding the Specifications which shall have a lower priority than Schedule I), such other provision of this Charter shall govern;

(k)	she shall be capable of operating with no venting of boil-off gases to the atmosphere, but shall be capable of venting if circumstances so require and if governmental authorities and other authority and safety of the Vessel so permit; and

(l)	she shall be in full compliance with all applicable international conventions, safety and security standards, applicable permits, laws, regulations, and/or other requirements of the country of her registry, her Flag State (as defined in Clause 14), and any other country, port or place to which she may be ordered hereunder, and all applicable regulations and/or requirements of any terminals or facilities in such ports or places where she may load or discharge in accordance with Schedule I, Appendix 1, paragraph 1.

3.	Shipboard Personnel and their Duties

(a)	At the Delivery Date of the Vessel under and throughout the Term of this Charter:

(i)

she shall have a full and efficient complement of master, officers and crew for a vessel of her type, who shall in any event be not less than the number required by the laws of the Flag State and who shall be trained to operate the Vessel and her equipment competently and safely with the ability, experience, licenses and training commensurate with the performance of their duties in accordance with internationally accepted standards as adopted on first class LNG carriers and, when such standards become available, on vessels with on-board regasification and as required by applicable governmental authorities and any labor organization having jurisdiction over the Vessel, her officers or crew. Furthermore, Owner

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undertakes that the officers and crew of the Vessel will have sufficient training in relation to operation of an SRV in order to fully perform their duties;

(ii)	all shipboard personnel shall hold valid certificates of competence in accordance with the requirements of the laws of the Vessel’s Flag State and other certificates generally held by personnel on LNG carriers and, as applicable, when relevant standards become available, on vessels with on-board regasification operated by prudent owners. In case of change of trading pattern, Charterer will provide timely notice so as to facilitate such recertification as may be reasonably practicable;

(iii)	all shipboard personnel shall be trained and certified to a standard customary for first class LNG carriers and, when such standard becomes available, for vessels with on-board regasification in accordance with the relevant provisions of the International Convention on Standards of Training, Certification and Watchkeeping for Seafarers, 1978, as amended (the “STCW”) and the code related thereto (the “STCW Code”), including any future amendments, supplements or replacements of the STCW or the STCW Code and such personnel shall subscribe to a policy accepted by Charterer regarding the use of alcohol and drugs established pursuant to Clause 56;

(iv)	the master, chief engineer, all cargo engineers and all deck officers shall be required to have a good working knowledge of English and shall maintain all reports with respect to the Vessel in English. All helmsmen shall be required to have good working knowledge of English, and there shall be on board sufficient personnel, with a good working knowledge of the English language to enable cargo operations at loading and discharging places to be carried out efficiently and safely and to enable communications between the Vessel and those loading the Vessel or accepting discharge therefrom to be carried out quickly and efficiently.

While at the berth of the receiving facilities and the loading facilities the Vessel’s cargo control room shall be manned by at least one (1) officer having a good working knowledge of the English language; and

(v)	the terms of employment of the Vessel’s staff and crew will always remain acceptable to the International Transport Worker’s Federation and the Vessel will at all times carry a Blue Card.

(b)	Owner guarantees that throughout the Term of this Charter the master shall with the Vessel’s officers and crew, unless otherwise ordered by Charterer:

(i)	prosecute all voyages with the utmost dispatch;

(ii)	render all customary assistance; and

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

(iii)	load and discharge cargo as rapidly as possible when required by Charterer or its agents to do so, by night or by day, but always in accordance with the laws of and subject to the capabilities of the facilities at the place of loading or discharging (as the case may be) and in each case in accordance with any applicable laws of the Flag State.

(c)	Owner shall appoint Höegh LNG AS as managers of the Vessel, who shall be entitled to sub-contract such management to a sub-contractor approved by Charterer (such consent not to be unreasonably withheld, conditioned or delayed) and shall not change or replace such managers except with the consent of Charterer, such consent not to be unreasonably withheld, conditioned or delayed. For purposes of this Clause 3(c), Höegh Fleet Services AS shall be a sub-contractor approved by Charterer.

(d)	Owner shall cause such managers to manage and operate the Vessel in accordance with standards no lower than the standards generally applicable to prudent owners of first-class LNG carriers and, when such standards become available, of vessels with on-board regasification.

(e)	If Charterer considers, on reasonable and properly documented grounds, that Owner is not complying in all material respects with its obligations under this Clause 3, then Charterer may so notify Owner in writing. If, after the expiration of ***** days following receipt by Owner of such notice, Owner has failed to rectify such non-compliance, then Charterer shall have the right, without prejudice to its other rights hereunder, to require Owner promptly to change the manager of the Vessel to Charterer’s reasonable satisfaction.

4.	Duty to Maintain

(a)	Throughout the Term of this Charter, Owner shall, whenever the passage of time, wear and tear or any event (whether or not coming within Clause 30) requires steps to be taken to maintain or restore the conditions stipulated in Clauses 2 and 3(a), exercise due diligence so to maintain or restore the Vessel; provided always that Charterer shall give Owner adequate notice of the Vessel’s intended trading pattern and any change therein to enable Owner to take any steps required by this Clause 4(a) and/or otherwise required to comply with Clause 3(a) as a result of such trading pattern or change and provided further that during periods in dry-dock pursuant to Clause 25, or in lay-up pursuant to Clause 34 or undergoing modifications or changes pursuant to Clause 42, the standard of diligence shall be the standard ordinarily applied by prudent owners to vessels of the same type in the same circumstances.

(b)

If at any time while the Vessel is on hire under this Charter the Vessel fails to comply with the requirements of Clauses 2, 3(a), 13 or 14, then hire shall be reduced to the extent necessary to indemnify Charterer for any costs directly incurred by Charterer as a result of such failure. If, and to the extent that, such failure affects the time taken by the Vessel to perform any services under this

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

Charter, hire shall be reduced by an amount equal to the value of the time so lost, calculated at the rate of hire. Any reduction of hire under this Clause 4(b) shall be without prejudice to any other right or remedy available to Charterer, but where such reduction of hire is in respect of time lost, such time shall be excluded from any applicable calculation under Clause 27.

(c)	If Owner is in breach of its obligation under Clause 4(a), Charterer may so notify Owner in writing; and if, after the expiry of ***** days following the receipt by Owner of any such notice, Owner has failed to demonstrate to Charterer’s reasonable satisfaction the exercise of due diligence as required in Clause 4(a), the Vessel shall be off-hire, and no further hire payments shall be due, until Owner has so demonstrated to Charterer’s reasonable satisfaction that Owner is exercising such due diligence.

(d)	Owner shall advise Charterer immediately, in writing, should the Vessel fail an inspection by a governmental and/or port state authority and/or a Primary Terminal. Owner shall simultaneously advise Charterer of its proposed course of action to remedy the defects which have caused the failure of such inspection.

(e)	If the failure of an inspection or any finding of an inspection referred to in Clause 4(d) actually prevents the Vessel from normal commercial operations, then Charterer shall have the option to place the Vessel off-hire from the date and time that the Vessel actually becomes commercially inoperable until the date and time that the Vessel again is able to resume normal commercial operations; provided, however, that the Vessel shall not be on hire thereafter until such time as she is in a geographical position no less favorable to Charterer than the geographical position at which she went off-hire. Notwithstanding the foregoing, any service given or distance made good by the Vessel whilst off-hire under the provisions of this Clause 4(e) (and the cost of bunkers, diesel oil, marine gas oil and boil-off which would have been used or lost to give such service or to make good such distance while so off-hire) shall be taken into account in assessing the amount to be deducted from hire. For the purposes of this Clause 4(e), “normal commercial operations” and “commercially operable” means that the Vessel is not or will not be prevented from entering any port to which Charterer instructed the Vessel or, as the case may be, from loading or discharging cargo at any Primary Terminal to which Charterer instructed the Vessel, in either case by reason of a failure of an inspection or any finding by a governmental and/or port state authority or a failure of an inspection by a Primary Terminal on the basis of a violation of the criteria set by that Primary Terminal when the Vessel was first approved under a compatibility study relative to that Primary Terminal under the conditions of third-party usage generally applicable at that Primary Terminal (as such criteria and conditions of third-party usage may be amended from time to time).

(f)	Furthermore, if any period of off-hire under Clause 4(c) exceeds ***** consecutive days, then Charterer may, if it chooses to do so by giving written notice thereof to Owner, terminate this Charter with effect from the date on which such notice is received by Owner or from any later date stated in such notice.

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This Clause 4 is without prejudice to any rights of Charterer or obligations of Owner under this Charter or otherwise (including without limitation Charterer’s rights under Clause 24).

5.	Period and Trading Limits

(a)

Subject to Clauses 6 and 22(b), Owner agrees to let and Charterer agrees to hire the Vessel for a minimum period of about twenty (20) years commencing on the delivery of the Vessel in accordance with Clause 6 (“Delivery”) and ending when the Vessel is redelivered to Owner in accordance with Clause 6 on the twentieth (20th) anniversary of the Delivery Date, plus or minus sixty (60) days, at 2400 hours GMT (the “Initial Charter Period”), for the purpose of carrying LNG cargo. Charterer intends that the Vessel shall be employed primarily between the loading terminals and the discharge terminals specified in Appendix I to Schedule I hereto (the “Primary Terminals”). Nonetheless, but subject to the following provisions, the Vessel shall trade between any other parts of the world, as Charterer shall direct, but excluding countries which at any time during the currency of this Charter are sanctioned by the UN Security Council or the government of the Flag State or countries to which it would be illegal for the Vessel to trade under laws to which Owner or the Vessel are subject, subject always to Clauses 31 and 42(d) and the limits of the current Norwegian Institute Warranties and any subsequent amendments thereof. If Charterer directs the Vessel to any LNG loading or receiving facilities other than Class 1 Primary Terminals, Charterer shall give notice to Owner sufficiently in advance thereof so as to enable Owner to comply with health, safety, environmental or other similar regulations applicable to such other terminals including any alteration or modification required to the Vessel to meet the interface requirements of such other terminals. Charterer shall provide to Owner all relevant information required to meet the interface requirements of such terminals as soon as possible. All reasonable costs incurred in implementing such modifications to the Vessel (and their later removal, if required to comply with the terms of this Charter), including the time taken to implement such modifications and to comply with such regulations, necessary to allow the Vessel to load or discharge at such other terminals, shall be for Charterer’s account and shall be reimbursed to Owner in accordance with Schedule III. Upon completing such modifications, the terminal in respect of which such modifications are made, and/or any terminal where a compatibility study has been successfully completed in respect of the Vessel, shall be considered a Class 1 Primary Terminal and shall be added to the list of Class 1 Primary Terminals in Appendix I to Schedule I. Charterer shall also be responsible, and shall reimburse Owner in accordance with Schedule III, for all such reasonable costs incurred, including the necessary time taken, should the interface requirements of or the regulations applicable to the Primary Terminals be altered after the date of the Vessel’s delivery under this Charter. Charterer’s rights under this paragraph (a) to order the Vessel to such terminals other than Primary Terminals are subject to Clause 38; provided, however, that Owner consents thereto, such consent not to be unreasonably withheld or delayed and provided further that Charterer pays for any insurance premium required by the Vessel’s underwriters as a consequence of such order

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and for the cost of procuring any documentation required to enable the Vessel to trade to or enter any jurisdiction outside such trading limits. The Vessel is not to force ice or follow ice breakers.

(b)	Charterer shall use due diligence to ensure that the Vessel is employed between and at safe places (which expression when used in this Charter shall include ports, berths, wharves, docks, anchorages, submarine lines, alongside vessels or lighters and other locations including locations at sea) where she can safely lie always afloat, it being understood and agreed that Charterer does not warrant the safety of any place to which it orders the Vessel and shall be under no liability in respect thereof except for loss or damage caused by Charterer’s failure to exercise due diligence as aforesaid. So far only as concerns matters pertaining to the Vessel’s draft or dimensions or the physical nature or characteristics of any port or other place at which the Vessel is employed, Charterer shall be deemed to have met its obligation to exercise due diligence where LNG carriers of similar dimensions owned or chartered by first class parties unrelated to Charterer are also being sent to the same port or place in the same general time frame. Except where insurance can be obtained in relation to such operations or unless mutually agreed, Charterer may not require LNG ship-to-ship transfer operations for any reason other than in the interests of safety of the Vessel, crew and environment but subject always to the master’s reasonable discretion that such operation is, and remains, safe. If for any reason the Vessel’s cargo is transshipped, such ship-to-ship transfer operation shall conform to standards not less than those set out in the latest published edition of the SIGTTO Ship-to-Ship Transfer Guide (Liquefied Natural Gas), if and when adopted and as amended from time to time, and Charterer shall reimburse Owner in accordance with Schedule III for any documented additional premiums required by the Vessel’s underwriters and/or the cost of insuring any deductible under the Vessel’s hull policy as well as all reasonably incurred expenses in relation to any such ship-to-ship transfer operations unless such ship-to-ship transfer operation is attributable to the actual fault or privity of Owner.

(c)	For purposes of this Charter, the “Term” of this Charter shall mean the period beginning upon Delivery of the Vessel by Owner to Charterer pursuant to Clause 6(a) and ending at the Redelivery (as defined in Clause 6) of the Vessel from Charterer to Owner pursuant to Clause 6(o) (whether at the end of the Initial Charter Period or any extension thereof) or such earlier time as this Charter is terminated in accordance with the terms hereof.

6.	Delivery and Redelivery; Extension of Charter; No Fault Termination of Charter

(a)	(i)	Subject to Clause 6(b) below, the Vessel shall, as and when ready at the building yard, be delivered by Owner to Charterer with successful sea trials and gas trials completed and with cargo tanks containing LNG vapor, inert gas or fresh air, at Owner’s option, at the building yard upon dropping outbound pilot on 30 April 2010 (as that date may be postponed in accordance with this Clause 6, the “Anticipated Delivery Date”). Except as otherwise provided in Clause 6(h), Charterer shall notify Owner not

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

later than ***** business days after completion of sea and gas trials as to whether Charterer will accept or reject the Vessel. If Charterer notifies Owner of its rejection, Charterer shall include in its notice the specific reasons for such rejection. If Charterer notifies Owner of its acceptance, Owner shall notify Charterer of the date and time when delivery of the Vessel will take place. Subject to Charterer’s right, if any, to receive a refund of hire in accordance with Clause 7(o)(i); the commencement of hire shall take place upon delivery of the Vessel by Owner to Charterer, which shall be effected upon Charterer’s signature of the protocol of delivery and acceptance immediately following Owner’s acceptance of delivery from Builder.

Owner shall provide to Charterer approximate notice of the date on which the Delivery of the Vessel shall occur:

(1) no later than *****days before the Anticipated Delivery Date;

(2) no later than ***** days before the Anticipated Delivery Date; and

(3) no later than ***** days before the Anticipated Delivery Date.

Thereafter, Owner shall provide to Charterer firm notice of the date on which the Delivery of the Vessel shall occur no later than *****days before the Anticipated Delivery Date, and shall provide Charterer with a final confirmation of such date not later than ***** days in advance thereof.

If Owner fails to give notice to Charterer in accordance with the procedure set out above, then the Delivery Date shall be the date most recently notified or such earlier date as Charterer and Owner may agree (the date of actual delivery of the Vessel to Charterer being the “Delivery Date”).

	(ii)	Owner has executed a Building Contract (the “Building Contract”) with Samsung Heavy Industries Co., Ltd. (“Builder”) as identified under Schedule I. Acceptance of the Vessel by Charterer shall not be construed as a waiver or discharge of any of the representations, warranties or undertakings made by Owner in or with respect to this Charter.

(b)	(i)	The Anticipated Delivery Date shall be postponed:

(1)	to the date specified, if any, in change orders agreed to or requested by Charterer and agreed to by Owner and Builder or issued pursuant to Clause 10(n), which expressly authorize an extension of the time of delivery of the Vessel by Builder;

(2)	by the period of delay caused by Builder completing modifications in compliance with changes in the rules of the Classification Society or other statutory or regulatory bodies, to the extent that

Execution version re Hull 1689

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

such delay (i) entitles the Builder to an extension of the delivery date under the Building Contract and (ii) was not caused, in whole or in part, by Owner’s failure to make a timely decision as to modifications affecting the Vessel, provided that if Owner’s failure to make a timely decision is due in whole or in part to Charterer’s failure to timely decide and/or notify Owner of its decision, then compliance with this Clause 6(b)(i)(2)(ii) shall not be required in order to postpone delivery of the Vessel hereunder;

(3)	by the period of delay in construction of the Vessel due to an event of Force Majeure (as defined in the Building Contract) affecting Builder’s ability to deliver the Vessel under the Building Contract or Owner’s ability to perform under this Charter, provided Owner has given the applicable notices to Charterer pursuant to Clause 6(b)(ii) and such delay entitles the Builder to an extension of the delivery date under the Building Contract; and

(4)	by any period of delay in the delivery of the Vessel arising as a result of unfavorable weather conditions delaying sea trials or gas trials, but only to the extent Builder is entitled to an extension of the delivery date under the Building Contract as a result thereof.

(ii)	Delays on account of such causes as are provided for in this Clause 6(b) shall be understood to be permissible delays and are to be distinguished from unauthorized delays for which no revisions in the Anticipated Delivery Date shall be permitted. For the avoidance of doubt, unauthorized delays for which no such revisions shall be permitted shall include, but shall not be limited to, delays caused by Owner’s failure to be present for any trials conducted by the Builder in accordance with the Building Contract and delays caused by Owner’s failure to deliver Owner’s Supplies (as defined in the Building Contract) in a timely manner according to the Building Contract. Within ***** days after being notified of the occurrence of any event of Force Majeure suffered by Builder affecting Owner’s ability to perform under this Charter and on account of which Builder is claiming an extension of the delivery date of the Vessel under the Building Contract, Owner shall pass on to Charterer all notices received by Owner from Builder, notifying Owner of the occurrence of such event of Force Majeure, the date such event of Force Majeure commenced and the reasons therefor, the expected duration of such event as well as, within ***** days after being notified of the event of Force Majeure, the period by which the Anticipated Delivery Date is postponed by reason of such delay. Owner shall use reasonable endeavors to enforce its rights in the Building Contract so as to minimize such period of delay. Owner shall give Charterer revised written notices from time to time if and when Owner obtains material additional information from Builder regarding the event of Force Majeure. Likewise, within ***** days after becoming aware that such event has ended, Owner shall notify Charterer in writing accordingly.

Execution version re Hull 1689

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

(iii)	In the event that Owner delivers the Vessel to Charterer after the Anticipated Delivery Date, as such date may be postponed pursuant to sub-Clauses (i) and (ii) above, but without regard to any revision to the Anticipated Delivery Date pursuant to Clauses 6(f) or 6(g) below, then from and including the ***** day following the Anticipated Delivery Date to and including the ***** day following the Anticipated Delivery Date, Owner shall pay Charterer ***** ***** United States Dollars (US$*****) per day, for each full day that delivery of the Vessel is delayed;

(iv)	The total amount payable under this Clause 6(b) shall not, however, exceed ***** United States Dollars (US$*****) and Owner shall, upon payment thereof to Charterer, have no further liability on account of the delay in delivery under this Charter.

(c)	If, on account of non-permissible delay, Owner fails to deliver the Vessel within ***** days of the original Anticipated Delivery Date, as extended for reasons specified in Clause 6(b)(i)(1), (b)(i)(2), (b)(i)(3) or (b)(i)(4) above, Charterer shall have the right to cancel this Charter. If, on account of non-permissible and permissible delay, Owner fails to deliver the Vessel within ***** days of the original Anticipated Delivery Date, as extended for reasons specified in Clause 6(b)(i)(1) or (2) above, Charterer shall have the right to cancel this Charter.

(d)

Charterer shall be entitled, at its option, to defer the Delivery Date (the “Deferral Option”) by a period of not more than (i) ***** days by giving to Owner written notice of such deferral at least ***** days in advance of the then scheduled Anticipated Delivery Date or (ii) *****days by giving to Owner written notice of such deferral at least ***** days in advance of the then scheduled Anticipated Delivery Date. Charterer’s option to defer the Delivery Date as herein provided may be exercised by Charterer at no additional cost to Charterer for the first ***** *****days of such deferral; provided that Charterer shall pay to Owner for any period of deferral in excess of ***** days an amount per day of such deferral, commencing with the ***** day after the then scheduled Anticipated Delivery Date, equal to the aggregate of the costs Owner is obligated to pay in respect of (i) Builder’s lay up costs accumulated until the actual delivery of the Vessel, (ii) any foregone interest on the ***** installment of the contract price for the Vessel calculated at a rate of LIBOR + *****% and, (iii) Owner’s reasonable costs (as offset by Owner’s gains, if any), including without limitation additional interest costs in connection with Owner’s financing of the Vessel, incremental supervision costs, if any, and any adjustment (positive or negative) to the cost of swap for fixing the rate of interest, directly attributable to such deferral. Any amounts payable by Charterer to Owner as a result of the exercise by Charterer of the option to defer the delivery of the Vessel under this Clause 6(d) shall be paid after Owner’s presentation to Charterer of reasonable documentation substantiating

Execution version re Hull 1689

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

payment of such amounts by Owner either (i) in the same manner and at the same time as the first payment of hire falling due after such presentation or (ii) by means of an adjustment to the hire rate pursuant to paragraph 1.1(c) of Schedule III, at Charterer’s option.

(e)	Owner shall provide Charterer with monthly reports (“Progress Reports”) advising of progress on the construction of the Vessel, including all design and construction drawings related to SRV aspects of the Vessel. The first Progress Report shall be provided within ***** month after the date of execution of this Charter. Each Progress Report shall be in writing in a form from time to time proposed by Owner and approved by Charterer, such approval not to be unreasonably withheld, conditioned or delayed, and shall include statements of any events or circumstances which may cause the Delivery Date to be delayed and the estimated period of such delay. Owner shall also deliver to Charterer (within ***** days of Owner’s receipt thereof) copies of any reports submitted by Builder to Owner under the Building Contract.

(f)	If the circumstances that give Charterer the right to cancel this Charter under Clause 6(c) arise, Owner may, without undue delay, give written notice to Charterer requesting Charterer to elect to cancel this Charter or not and specifying a reasonable new date as the Anticipated Delivery Date. Within ***** days after receiving such notice, Charterer shall give written notice to Owner advising Owner of Charterer’s decision. If Charterer elects to continue this Charter, the new date so specified by Owner and agreed by Charterer shall become the new Anticipated Delivery Date. If delivery hereunder is not effected on or before such new Anticipated Delivery Date, Charterer shall again have the right to cancel this Charter upon the terms provided in this Clause 6(f).

(g)	If Owner, pursuant to any provision under the Building Contract related to delay in delivery of the Vessel, has the right to cancel the Building Contract, Owner shall promptly so notify Charterer in writing, indicating in such notice whether Owner desires to cancel the Building Contract and requesting Charterer to elect to cancel this Charter or not and specifying a reasonable new date as the Anticipated Delivery Date. Within ***** days after receiving such notice, Charterer shall give written notice to Owner advising Owner of Charterer’s decision.

(i)	If Charterer elects to cancel this Charter, this Charter shall terminate without liability to either party.

(ii)	If both Charterer and Owner desire to continue this Charter, this Charter shall continue, and the new date so specified by Owner shall become the Anticipated Delivery Date.

(iii)

If Charterer desires to continue this Charter, but Owner desires to cancel the Building Contract, then the parties shall immediately enter into good faith negotiations for a ***** day period to revise this Charter to compensate Owner for additional costs that Owner will incur as a result of

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

continuing the Building Contract under the circumstances. In the event that the parties cannot agree within such period, Owner shall offer to Charterer a novation of the Building Contract as permitted by and contemplated in that certain agreement among Charterer, Builder and Owner, dated 7 April 2006 (the “Tripartite Agreement”), which novation shall entitle Owner to be reimbursed for any payment (including any interest component thereof) made to Builder and all costs of supervision, supplies, financing and any other expenses reasonably incurred in connection with the Building Contract. Unless Charterer, within ***** days of receipt of Owner’s offer, agrees to take a novation of the Building Contract, Owner may proceed to cancel the Building Contract and this Charter shall thereupon be null and void. Upon Charterer’s acceptance of such offer, the time period within which Charterer shall effect such novation shall be governed by the Tripartite Agreement.

(iv)	If, following an adjustment to the Anticipated Delivery Date pursuant to Clause 6(g)(ii), delivery thereunder is subsequently delayed to the extent that Owner again has a right to cancel the Building Contract, Owner and Charterer shall again follow the provisions of this sub-Clause (g) with respect to the exercise of such right.

(h)	If, following sea trials, Owner has the right to cancel the Building Contract by reason of the Vessel having any deficiency in speed, deadweight capacity or cargo tank capacity or having any excess in fuel consumption or boil-off rate, Owner shall forthwith notify Charterer in writing indicating in such notice whether Owner desires to cancel the Building Contract and requesting Charterer to elect to cancel this Charter or not. Within ***** hours after receiving such notice, Charterer shall give written notice to Owner advising Owner of Charterer’s decision.

(i)	If Charterer elects to cancel this Charter, this Charter shall terminate without liability to either party.

(ii)	If Charterer elects to continue with this Charter and accept the Vessel as tendered by Builder to Owner, then

(1)	the benefit of any reduction in the purchase price of the Vessel resulting from liquidated damages for deficiency or excess under Article III of the Building Contract will be passed directly to Charterer either (i) by way of a hire reduction of ***** United States Dollars (US$*****) per day per ***** United States Dollars (US$*****) of price reduction, or (ii) if Owner receives such sum from Builder under the Building Contract in a lump sum, either as a lump sum payment by Owner to Charterer within ***** days of the Delivery Date or, at Charterer’s option, by way of a hire reduction of ***** United States Dollars (US$*****) per day per ***** United States Dollars (US$*****) of price reduction, in any such case in full satisfaction of any claims by Charterer in this respect; and

Execution version re Hull 1689

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

(2)	the performance warranties and description of the Vessel will be adjusted pro tanto to reflect the Vessel’s actual performance, capacity or technical condition compared with the Vessel’s technical specifications as warranted under the Building Contract.

(i)	If, following sea trials, the Vessel is shown to have any deficiency in speed, deadweight capacity or cargo tank capacity or to have any excess in fuel consumption or boil-off rate giving rise to a claim under the Building Contract for liquidated damages (but not giving rise to a right on the part of Owner to cancel the Building Contract), then the benefit of any reduction in the purchase price of the Vessel resulting from liquidated damages for deficiency or excess under Article III of the Building Contract will be passed directly to Charterer either (i) by way of a hire reduction of ***** United States Dollars (US$*****) per day per ***** United States Dollars (US$*****) of price reduction, or (ii) if Owner receives such sum from Builder under the Building Contract in a lump sum, either as a lump sum payment by Owner to Charterer within ***** days of the Delivery Date or, at Charterer’s option, by way of a hire reduction of ***** United States Dollars (US$*****) per day per ***** United States Dollars (US$*****) of price reduction, in any such case in full satisfaction of any claims by Charterer in this respect and the performance warranties and description of the Vessel will be adjusted pro tanto to reflect the Vessel’s actual performance, capacity or technical condition compared with the Vessel’s technical specifications as warranted under the Building Contract.

(j)	For the avoidance of doubt, Charterer’s right to a hire rate adjustment or a lump sum payment, as the case may be, pursuant to Clauses 6(h) or 6(i) shall be irrespective of Owner’s actual receipt of liquidated damages or purchase price adjustments from Builder under the Building Contract. The amounts for which Owner shall be liable to Charterer for such deficiency or excess, either by way of their use in calculating a hire reduction or as a lump sum payment, as the case may be, shall be as set forth in Article III of the Building Contract, which amounts are incorporated herein by reference.

(k)	In the event that Builder is made subject to any court order for the appointment of liquidator, winding up or dissolution, or passes any resolution in respect thereof and is thereby in default under the Building Contract or is otherwise in default by virtue of equivalent process or proceedings having been instituted, or if Builder commits any material breach of its obligations under the Building Contract and fails to remedy such breach within ***** days of being notified thereof by Owner, such that Owner has the right to cancel the Building Contract, then Owner shall promptly notify Charterer in writing indicating in such notice whether Owner desires to cancel the Building Contract and requesting Charterer to elect to cancel this Charter or not.

(i)	If Charterer elects to cancel this Charter it shall terminate without liability to either party.

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

(ii)	If both Charterer and Owner desire to continue this Charter it shall continue, subject to completion of the construction of the Vessel and her delivery being possible following Builder’s bankruptcy or similar event as described in this Clause 6(k).

(iii)	Provided that completion of the construction of the Vessel and her delivery is possible following Builder’s bankruptcy or similar event as described in this Clause 6(k), if Charterer desires to continue this Charter, but Owner desires to cancel the Building Contract, then the parties shall immediately enter into good faith negotiations for a *****-day period to revise this Charter to compensate Owner for additional costs that Owner will incur as a result of continuing the Building Contract under the circumstances. In the event that the parties cannot agree within such period, Owner shall offer to Charterer a novation of the Building Contract as permitted by and contemplated in the Tripartite Agreement (subject to the consent of any liquidator, administrator or other authorized person), which novation shall entitle Owner to be reimbursed for any payment (including any interest component thereof) made to Builder and all costs of supervision, supplies, financing and any other expenses reasonably incurred in connection with the Building Contract. Unless Charterer, within ***** days of receipt of Owner’s offer, agrees to take a novation of the Building Contract, Owner may proceed to cancel the Building Contract and this Charter shall thereupon be null and void. Upon Charterer’s acceptance of such offer, the time period within which Charterer shall effect such novation shall be governed by the Tripartite Agreement.

(l)	In no event shall the Vessel perform any voyage (other than sea trials or gas trials) or take on LNG after completion of gas trials on behalf of Owner, or any other person, prior to the Delivery Date without Charterer’s written consent.

(m)	Charterer shall have the option to extend this Charter beyond the Initial Charter Period for up to two (2) additional periods of five (5) years each. The options as to extension are to be declared by notice in writing given by Charterer to Owner:

(i)	in the case of the first extension period no less than ***** days prior to the termination of the Initial Charter Period; and

(ii)	in the case of the second extension period, no less than ***** days prior to the termination of the first extension period.

The Fixed Element payable during each extension period shall be an amount as calculated in accordance with paragraph 1.1(a) of Schedule III.

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

(n)	In the event that the first option under Clause 6(m) is not declared within the applicable time period, the subsequent option is irrevocably waived.

(o)	If Charterer elects for one (1) or more extension periods under Clause 6(m), the permitted dry-docking times and planned maintenance days set out in Clause 25 and the performance warranties set out in Clause 27, will be revised so as to take effect from the commencement of each extension period to reflect the condition and performance of the Vessel reasonably to be expected and the dry-docking and maintenance reasonably to be required, taking into account inevitable deterioration of an LNG carrier/SRV, notwithstanding prudent operation by her owner during a 20-year period and any extension periods. In the event that Owner and Charterer are unable to agree revised figures, the issue will be determined by arbitration as provided in Clause 53 of this Charter and the arbitrators will substitute figures determined on the basis set out above.

(p)	Subject to Clause 6(o) and the maximum number of extension periods being two (2) in any event, the terms and conditions, including paragraph 1.1 of Schedule III, of this Charter shall remain unchanged during any extension periods, unless expressly agreed otherwise in writing.

(q)	The Vessel shall be redelivered by Charterer to Owner on dropping outward pilot at one safe LNG port at Charterer’s option with tanks under LNG vapors and heel also at Charterer’s option. Charterer shall give Owner ***** days’ approximate and, subject to the provisions of Clauses 5 and 22(b), ***** days’ firm written notice of the date and port of redelivery (“Redelivery”).

(r)	Charterer shall have the option, at any time after Delivery hereunder, to terminate this Charter without cause by providing irrevocable notice to Owner at least ***** years in advance of Charterer’s election (the date of such termination being the “No Fault Termination Date”). The notice of no fault termination shall not be effective prior to the expiration of ***** years from the Delivery Date so that the No Fault Termination Date may not occur prior to the expiration of *****years from the Delivery Date. On the No Fault Termination Date, Charterer shall pay to Owner a termination fee equal to the sum calculated in accordance with the provisions of paragraph 6 of Schedule III. Upon Charterer’s payment of the termination fee, neither party shall have any further obligation or liability to the other under this Charter or in connection with the construction of the Vessel, provided that the provisions of Clauses 52, 53 and 68 shall survive the termination of this Charter under this Clause 6(r). The foregoing Charterer option shall be without prejudice and shall not affect any right of termination given to Charterer elsewhere in this Charter.

7.	Regas Tests

(a)

Following Delivery of the Vessel under Clause 6, the Vessel shall proceed from the building yard to the first port of loading as instructed by Charterer to load its first cargo of LNG and shall thereafter proceed with all due dispatch to the Buoy

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

System, located at the deepwater port in Massachusetts Bay, United States of America (the “Deepwater Port”) or, subject to Clause 7(r), any alternate APL Buoy System to which Charterer instructs the Vessel:

(i)	for completion of the commissioning of (1) the Regasification Components, conducted in accordance with the provisions for testing under Article VI of the Building Contract (“Commissioning and Testing”), (2) the Buoy System and (3) the Downstream Systems;

(ii)	followed by a period for testing of the Regasification Components, including time taken to discharge regasified LNG following completion of such testing (the “Commissioning Period”), so that the total number of days, including the Commissioning Period but excluding any delays under Clause 7(q)(i), shall not exceed ***** days (the “First Trial Period”).

Owner shall procure that the Builder shall conduct the regasification trials and testing in accordance with the provisions of the Building Contract and the Specifications. Subject always to the provisions of Clause 7(s), the Commissioning and Testing shall be conducted with all due dispatch following completion of the commissioning of the Buoy System and the Downstream Systems and a written notification from Charterer that the Buoy System and the Downstream Systems are ready and capable to receive regasified LNG, but shall be commenced in any event not later than a date falling ***** months from the Delivery Date plus any extension of such date as Owner may obtain under Article VI, paragraph 8.1 of the Building Contract (the “Builder’s Trials Expiry Date”).

(b)	A number of regasification trials to test the Vessel’s actual discharge capacity of regasified LNG (the “Test Rate”) shall be conducted, all in accordance with a test scope and procedures to be agreed upon by Owner and Charterer in accordance with Clause 7(c) (the “Regas Tests”). The Regas Tests shall take place at the Deepwater Port or, subject to Clause 7(r), any alternate APL Buoy System to which Charterer instructs the Vessel.

(c)	A detailed scope of, and the procedures to be followed during, Commissioning and Testing and the Regas Tests (the “Regas Tests and Commissioning Procedures”) shall be discussed and developed between Owner and Charterer during the construction period of the Vessel contemporaneous with the discussions between Owner and the Builder in relation to the development of the scope of, and the procedures to be followed during, regasification trials to be conducted under the Building Contract during Commissioning and Testing as referred to in Clause 7(a). The final Regas Tests and Commissioning Procedures shall be approved by Charterer and Owner not later than ***** days before the Delivery Date.

(d)	The Regas Tests shall be conducted in the manner agreed pursuant to Clause 7(c) in order to establish fulfillment of the performance requirements for the Vessel in respect of the discharge of regasified LNG as set forth in paragraph 11(a) of Appendix I to Schedule I.

Execution version re Hull 1689

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

(e)	To the extent that the First Trial Period exceeds ***** consecutive days, then, subject to the provisions of Clause 7(q), the Vessel shall be off-hire, commencing on the ***** day until such time as the Vessel arrives again at the location of its next loading, with credit for time and/or distance made good. For the avoidance of doubt, any such period of off-hire under this Clause 7(e) shall include any period during which the Vessel is in a repair yard for rectification of a regasification deficiency, commencing with the Vessel’s departure from the Deepwater Port (or, subject to Clause 7(r), any alternate APL Buoy System to which Charterer instructs the Vessel) until the Vessel arrives at the location of its next loading, with credit for time and/or distance made good, provided that the Vessel shall not be off-hire if the time taken to discharge the first cargo exceeds the First Trial Period by reason of the Vessel operating in compliance with the requirements and procedures stipulated in the Regas Tests and Commissioning Procedures, as outlined in Clause 7(c).

(f)	If, after completion of the First Trial Period in accordance with Clause 7(c), the Test Rate achieved during any one of the Regas Tests conducted during the First Trial Period is equal to or greater than 712.5 MMScf/day (the “Guaranteed Regas Rate”), then Charterer and Owner shall sign the Regas Tests Acceptance Certificate in the form of Schedule VI and the remaining provisions of this Clause 7 shall not apply.

(g)	If, after completion of the First Trial Period in accordance with Clause 7(c), none of the Test Rates achieved during the First Trial Period is equal to or greater than the Guaranteed Regas Rate, a second set of Regas Tests shall be conducted as soon as practicable after the discharge of the first cargo and the completion of remedial works to the Vessel, if any, and once the Vessel again arrives at the Deepwater Port (or, subject to Clause 7(r), any alternate APL Buoy System to which Charterer instructs the Vessel) with a new cargo.

(h)	The second set of Regas Tests shall take no longer than ***** consecutive days, including time to discharge regasified LNG following completion of such Regas Tests (the “Second Trial Period”). To the extent that the Second Trial Period exceeds ***** consecutive days, then subject to the provisions of Clause 7(q), the Vessel shall be off-hire, commencing on the ***** day until such time as the Vessel arrives again at the location of its next loading, with credit for time and/or distance made good. For the avoidance of doubt, such period of off-hire under this Clause 7(h) shall include any period during which the Vessel is in a repair yard for rectification of a regasification deficiency, commencing with the Vessel’s departure from the Deepwater Port (or, subject to Clause 7(r), any alternate APL Buoy System to which Charterer instructs the Vessel) until the Vessel arrives at the location of its next loading, with credit for time and/or distance made good.

Execution version re Hull 1689

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

(i)	If, after completion of the Second Trial Period in accordance with Clause 7(c), the Test Rate achieved during any one of the Regas Tests conducted during the Second Trial Period is equal to or greater than the Guaranteed Regas Rate, then Charterer and Owner shall sign the Regas Tests Acceptance Certificate in the form of Schedule VI and the remaining provisions of this Clause 7 shall not apply.

(j)	If, after completion of the Second Trial Period in accordance with Clause 7(c), none of the Test Rates achieved during the Second Trial Period is equal to or greater than the Guaranteed Regas Rate, a third set of Regas Tests shall be conducted as soon as practicable after discharge of the second cargo and the completion of remedial works to the Vessel, if any, and once the Vessel again arrives at the Deepwater Port (or, subject to Clause 7(r), any alternate APL Buoy System to which Charterer instructs the Vessel) with a new cargo.

(k)	The third set of Regas Tests shall take no longer than ***** consecutive days, including the time taken to discharge regasified LNG following completion of the Regas Tests (the “Final Trial Period”). To the extent that the Final Trial Period exceeds ***** consecutive days, then, subject to the provisions of Clause 7(q), the Vessel shall be off-hire, commencing on the ***** day until such time as the Vessel arrives again at the location of its next loading, with credit for time and/or distance made good. For avoidance of doubt, any such period of off-hire under this Clause 7(k) shall include any period during which the Vessel is in a repair yard for rectification of a regasification deficiency, commencing with the Vessel’s departure from the Deepwater Port (or, subject to Clause 7(r), any alternate APL Buoy System to which Charterer instructs the Vessel) until the Vessel arrives at the location of its next loading, with credit for time and/or distance made good.

(l)	If, after completion of the Final Trial Period in accordance with Clause 7(c), the Test Rate achieved during any one of the Regas Tests conducted during the Final Trial Period is equal to or greater than the Guaranteed Regas Rate, then Charterer and Owner shall sign the Regas Tests Acceptance Certificate in the form of Schedule VI and the remaining provisions of this Clause 7 shall not apply.

(m)	Charterer shall use reasonable efforts to co-operate with, and assist Owner in discharging any remaining cargo left on board the Vessel at the end of any of the commissioning and/or trial periods under this Clause 7 in the most efficient way, including directing the Vessel to proceed to any other United States or Gulf of Mexico Primary Terminal to discharge the remaining cargo as LNG.

(n)

If, after the completion of Commissioning and Testing in accordance with the Building Contract and of all Regas Tests in accordance with this Clause 7, the Test Rate is equal to or greater than 500 MMScf/day (the “Acceptance Standard”), but less than the Guaranteed Regas Rate, then Owner shall pay liquidated damages to Charterer in the amount of ***** US Dollars (US$*****) for each percentage (pro rata for any partial percentage thereof) that the Test Rate is less than the Guaranteed Regas Rate, provided that the aggregate amount of

Execution version re Hull 1689

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

liquidated damages payable in accordance with this Clause 7(n) shall not exceed ***** US Dollars (US$*****) (US$***** x *****%, i.e. liquidated damages in accordance with this Clause 7(n) shall not be payable in respect of a Test Rate that is less than the Acceptance Standard).

(o)	If, after completion of the Commissioning and Testing in accordance with the Building Contract and of all Regas Tests in accordance with this Clause 7, Owner is unable to establish a Test Rate which is equal to or greater than the Acceptance Standard, then Charterer shall have the option to either terminate this Charter or to accept the Vessel for use as an SRV with deficient regasification capacity.

(i)	If Charterer elects to terminate this Charter, Owner shall reimburse Charterer for all hire paid to Owner, and not earned, from the Delivery Date to the effective date of Charterer’s termination of the Charter, plus interest thereon at LIBOR plus *****%. For the avoidance of doubt, Charterer shall pay for the cost of any bunkers, diesel oil, marine gas oil and boil-off consumed or lost in providing any service during such period. Furthermore, in assessing the amount of any credit given for distance made good and/or service given during any off-hire periods under this Clause 7, including for the calculation of any sum, if any, due by Owner to Charterer in respect of hire paid but not earned under this Clause 7(o)(i), the cost of bunkers, diesel oil, marine gas oil and boil-off consumed or lost in making good any distance and/or providing any service during any such off-hire periods shall also be taken into account. Following such payment, if any, Owner shall have no further liability hereunder. Following Charterer’s election to terminate this Charter pursuant to this Clause 7(o), Charterer shall have no further liability hereunder.

(ii)	If Charterer elects to accept the Vessel for use as an SRV with deficient regasification capacity, then Owner’s payment of the liquidated damages set forth in Clause 7(n) shall discharge Owner’s liability to Charterer for such deficiency and the highest Test Rate achieved during any of the Regas Tests conducted during any of the First Trial Period, the Second Trial Period or the Final Trial Period shall be the rate, subject to adjustment in accordance with paragraph 11(b) of Appendix I to Schedule I, for purposes of measuring Owner’s ongoing performance for the duration of this Charter, including any adjustments to the Reduced Rate under paragraph 4 of Schedule III and the provisions of Clause 27(g) to the extent necessitated by the agreement reached between the parties in relation to the hire rate. In respect of the hire rate applicable to the deficient SRV, the Parties may mutually agree to an adjustment to the hire rate within ***** days from the occurrence of the deficiency; provided, however, that any discussions that the parties may have under this Clause 7(o)(ii) shall not affect Charterer’s right to terminate under Clause 7(o)(i).

The foregoing notwithstanding, Charterer’s right to terminate this Charter under Clause 7(o)(i) above shall be subject to Owner being entitled to a further period to

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

repair the Vessel so as to achieve a Test Rate which is equal to or greater than the Acceptance Standard. Such final testing, as provided for in the preceding sentence, shall be conducted in accordance with Clause 7(k). The Vessel shall be off-hire during such further period of repair. Charterer may terminate the Charter if any period during which the Vessel is off-hire during the First Trial Period, the Second Trial Period, the Final Trial Period and such further period of repair exceeds ***** days in the aggregate.

(p)	Any amounts payable by Owner to Charterer in liquidated damages under Clause 7(n) shall be paid by Owner to Charterer within ***** days of Charterer’s demand on Owner, but in any event not later than (i) ***** days after the date of execution of the Regas Tests Acceptance Certificate or (ii) the ***** day after commencement of the Final Trial Period, whichever occurs earlier.

(q)	Notwithstanding any other provisions of this Clause 7, the Vessel shall not be off-hire nor shall Owner be liable to pay liquidated damages, to the extent the occurrence of any one or more of the Relevant Events prevent the Vessel from completing the Regas Tests within the allocated time periods and/or from achieving the Guaranteed Regas Rate and/or the Acceptance Standard. For purposes of this Clause 7, “Relevant Events” shall mean the following:

(i)	the Buoy System and/or the Downstream Systems not being ready or able to receive regasified LNG at a rate equal to or greater than the Guaranteed Regas Rate or at any other lower rate, if such rate is required to be discharged under the Regas Tests and Commissioning Procedures, and/or at the pressures and the temperatures as specified in the Regas Tests and Commissioning Procedures;

(ii)	the relevant regulatory authorities not having given their required approvals in relation to or in connection with the Deepwater Port or the requirements of the regulatory authorities not having otherwise been satisfied by reason other than a failure or default on the part of Owner;

(iii)	Charterer instructing, other than as a result of a failure or default on the part of Owner, the Vessel to proceed from the Deepwater Port to any other Primary Terminal, other than a Primary Terminal which is a third party buoy system of compatible APL design (an “APL Buoy System”) and in respect of which the provisions of Clause 7(r) shall apply, to discharge the Vessels cargo in part or in full as LNG;

(iv)	the Vessel having to disconnect from the Buoy System and/or to depart from the Deepwater Port or being prevented from discharging her cargo as regasified LNG in order to comply with the applicable requirements and guidelines of the Classification Society, the Vessel’s Flag State or any other relevant regulatory authority and/or with such requirements as set out in the SRV Operating Manual in relation to the Vessel’s safe operation, cargo management and/or filling level restrictions;

(v)	any other events or circumstances which prevent the performance or completion of the Regas Tests, but which have not arisen due to a failure on the part of, or the fault of, Owner.

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(r)	In the event that Charterer instructs the Vessel to proceed to an APL Buoy System, Charterer and Owner shall review, and revise or amend by mutual agreement:

(i)	the Regas Tests and Commissioning Procedures to take account of such operational parameters and environmental conditions as may be relevant to enable the Vessel to discharge regasified LNG at any such APL Buoy System for purposes of allowing the Regas Tests under this Clause 7 to be conducted at such APL Buoy System; and

(ii)	to the extent necessitated by Charterer’s instruction and any revisions and amendments agreed to the Regas Tests and Commissioning Procedures, the provisions of this Clause 7;

provided that the Vessel shall remain on-hire during such time as the matters under paragraphs (i) and (ii) are being agreed by the parties, and provided further that the provisions of Clause 7(s) shall apply if Regas Tests at such APL Buoy System cannot be commenced on or before the Builder’s Trials Expiry Date.

(s)	In the event that Commissioning and Testing and/or the Regas Tests cannot be commenced on or before the Builder’s Trials Expiry Date by reason of the occurrence of any one or more Relevant Events, Charterer shall be required to accept the Vessel in the condition and with the Vessel’s capacity to discharge regasified LNG as at the Delivery Date under the Charter, and Charterer and Owner shall sign the Regas Tests Acceptance Certificate in the form of Schedule VI, clean and free of any conditions or qualifications as to the Vessel’s capacity to discharge regasified LNG. Upon signature of the Regas Tests Acceptance Certificate, Owner shall have no further liability to Charterer under Clause 7 of the Charter in respect of the payment of liquidated damages or otherwise. Provided that in that event, the provisions of Clause 27(g) of the Charter shall continue to apply in relation to performance requirements for the Vessel in respect of the discharge of regasified LNG during the Term of the Charter, but subject to any adjustment of Normal Performance in accordance with the provisions of paragraph 11(b) of Appendix I to Schedule I in the event that the highest actual discharge rate of the Vessel as established during the first three (3) Discharge Periods following the date of signature of the Regas Tests Acceptance Certificate is less than Normal Performance.

8.	Owner to Provide

Owner undertakes to provide and, subject to the provisions of Schedule III, to pay for all provisions, wages (including but not limited to all overtime payments, statutory or otherwise), and shipping and discharging fees and all other expenses of the master, officers and crew; also,

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except as provided in Clauses 5 and 37, for all insurance on the Vessel described in Schedule IV, for all deck, cabin and engine-room stores and necessary spare parts, and for water; for all dry-docking (and gas-freeing of the Vessel associated therewith), overhaul, maintenance and repairs to the Vessel, including maintaining and operating the Vessel in good working order in accordance with prudent industry practices and Builder’s maintenance recommendations; and for all fumigation expenses and de-rat certificates. Owner’s obligations under this Clause 8 extend to all liabilities for customs or import duties arising at any time during the performance of this Charter in relation to the personal effects of the master, officers and crew, and in relation to the stores, provisions and other matters aforesaid which Owner is to provide and pay for and Owner shall refund to Charterer any sums Charterer or its agents may have paid or been compelled to pay in respect of any such liability on presentation of reasonable supporting documentation. Any amounts allowable in general average for wages and provisions and stores shall be credited to Charterer insofar as such amounts are in respect of a period when the Vessel is on-hire.

9.	Charterer to Provide

(a)	Except as provided in Clause 9(b), Charterer shall provide and pay for all bunker fuels and marine gas oil as well as all boil-off gas if used as fuel or burned for dumping while steaming at a reduced rate under this Charter. In addition, Charterer shall provide and pay for all boil-off used to provide power for discharge, regasification and post-Delivery Ragas Tests, all LNG used during Regas Tests (whether conducted pre-Delivery or post-Delivery), and gas oil/diesel oil for the nitrogen gas and/or inert gas and diesel generators, but excluding fuel used in connection with a general average sacrifice or expenditure. Charterer shall also provide and pay for towage and pilotage and shall pay agency fees, port charges, commissions, expenses of loading and unloading cargoes, canal dues and all charges, other than those payable by Owner in accordance with Clause 8; provided, however, that all charges for such items shall be for Owner’s account when such items are consumed, employed or incurred for Owner’s purposes or while the Vessel is off-hire (unless such items reasonably relate to any service given or distance made good and taken into account under Clause 24 or 25) and provided further that any fuel used in connection with a general average sacrifice or expenditure shall be paid for by Owner.

(b)	All bunkers consumed for Owner’s purposes shall be for Owner’s account and shall be deducted from hire as hire becomes due at the price paid by Charterer at the last place of supply.

10.	Building Contract

(a)	Subject to the provisions of Clause 2, Owner represents and warrants that a true and complete copy of the Building Contract has been delivered to Charterer and that the Vessel shall be constructed in accordance with the Building Contract and in accordance with the Specifications and any other specifications, diagrams, charts, plans and drawings provided to Charterer pursuant to this Charter, which specifications, diagrams, charts, plans and drawings shall, unless otherwise agreed by Owner and Charterer, comply with the provisions of this Charter.

Execution version re Hull 1689

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

(b)	If Owner proposes to make any material changes to the Building Contract or the Specifications, Owner shall provide Charterer with written notice of same specifying in such notice the nature of such changes in sufficient detail so as to allow Charterer to make an informed decision in regard to such changes. Such detail shall, for purposes of this Clause 10(b), include any further adjustments to the Specifications or the Building Contract that such changes will necessitate (including any estimated extension of the time for delivery of the Vessel under the Building Contract). Charterer shall have a period not exceeding ***** days within which to respond to Owner’s written notice, failing which Charterer shall be deemed to have consented to such changes. All approvals and disapprovals under this Clause 10(b) shall rest in Charterer’s sole discretion. For purposes of this Clause 10(b), a “material change” to the Building Contract and the Specifications is a change which:

(i)	could have a material effect on the performance of the Vessel with regard to the Vessel’s speed, fuel consumption, boil-off, cubic capacity and regasification performance;

(ii)	could have a material effect on the Anticipated Delivery Date or the amount of compensation recoverable under the Building Contract for any default on the part of the Builder; or

(iii)	amounts to a waiver of any material right of Owner under the Building Contract.

Notwithstanding any other provisions elsewhere in this Charter, Charterer shall endeavor that it shall have on site at Builder’s shipyard at all times at least one representative who is duly authorised to make any decisions on behalf of Charterer in respect of any approvals or disapprovals under this Clause 10(b).

(c)	If Owner makes or agrees with Builder to make a material change to the Building Contract or the Specifications and such material change is not approved (or deemed approved) by Charterer as provided in Clauses 10(b) and 10(m), then Charterer, in addition to any other remedy available to Charterer hereunder or otherwise, shall have the option, on notice to Owner, to terminate this Charter.

(d)	To the extent of, and subject to, Owner’s right to pre-approve suppliers of major ship components and systems under the Building Contract, Charterer shall have the right to pre-approve all such suppliers, including Owner-supplied items, to be used in construction of the Vessel, which approval shall not be unreasonably withheld or delayed. Owner shall not approve any such suppliers under the Building Contract without first affording Charterer the opportunity to exercise such right. In the event that Charterer fails to provide its approval within *****days of Owner’s notice requesting Charterer’s approval of any such suppliers, Charterer shall be deemed to have approved such suppliers.

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(e)	Save as already approved by Charterer at the date of execution of this Charter, Owner shall, before the same are approved by Owner for the purposes of the Building Contract, submit to Charterer prior to or during construction of the Vessel (as appropriate and as and when received from Builder under the Building Contract), for Charterer’s approval (such approval not to be unreasonably withheld or delayed) or comment, the following:

(i)	the Maker’s List (as defined in the Building Contract) and Machinery and Equipment Specifications;

(ii)	General Arrangements with Accommodation Plan;

(iii)	Midship Section and Scantling Plan;

(iv)	Cargo Tank Arrangement and Capacity Plan;

(v)	Results of Model Basin Tests or of Sister-ship Sea Trials;

(vi)	Cargo Tank Calibration Tables and Trim and Stability Booklet;

(vii)	Drawing and Table of Length of Parallel Body of the Vessel;

(viii)	Ship-to-Shore Interface Study and Mooring Arrangement;

(ix)	Main Equipment List with Particulars, Machinery Arrangements and Line Diagrams of Machinery Systems;

(x)	Heat Balance Diagram, One Line Electrical Diagram & Electric Load Analysis, Instrumentation Systems and Emergency Shut-Down Systems;

(xi)	Cargo Handling Plant Operational Diagram & Calculations, Cargo Manifold Arrangement, Cargo System Diagrams and Performance Calculations, Cargo Pump Performance Curves and Cargo Compressors Performance Curves;

(xii)	Custody Transfer Measurement Systems, Ship-to-Ship Cargo Transfer, Ballast Piping Diagram, and Coating and Painting Specifications;

(xiii)	Safety Plan, Fire-fighting Plan and Plan of Gas Safe / Dangerous Areas;

(xiv)	Depot Spare Parts;

(xv)	Piping of Principal Hull and Machinery Systems, including Cargo and Ballast Piping;

(xvi)	Control Room Layout, Cargo Handling Operational Diagram;

(xvii)	Hydrostatic Curves (for reference only, not for approval);

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

(xviii)	Full Information on:

(1)	type and accuracy of the heel and trim gauges used in calculating the Cargo Tank Calibration Tables;

(2)	instruments for measuring or gauging level, temperature and density of the cargo;

(3)	telex and other communication equipment; and

(4)	navigation equipment; and

(5)	All other plans and drawings for the Vessel and its machinery, equipment and other components received by Owner from Builder pursuant to the Building Contract and the Specifications.

(f)	Owner shall ensure that each of the above documents, calculations, and information (individually, a “Review Item”) will be true and correct as of the date of its delivery to Charterer and shall not thereafter be materially changed without the prior consent of Charterer, such consent not to be unreasonably withheld or delayed in accordance with Clause 10(m).

(g)	Charterer shall notify Owner of Charterer’s approval or any Charterer comments or objections to any Review Item within ***** days after Charterer’s receipt of the Review Item.

(h)	If Charterer does not respond to Owner within the time period set forth in Clause 10(g) after having been presented with any Review Item, Charterer shall be deemed to have approved such Review Item.

(i)	Within ***** days after each finalized plan, drawing or Specification has been received by Owner, and whether or not requested by Charterer, Owner shall deliver to Charterer a true copy thereof. Owner shall deliver to Charterer, whether or not requested by Charterer, three (3) true copies of a complete set of finalised plans, drawings and Specifications for the Vessel as constructed as well as one copy of each instruction manual. The foregoing documents shall be submitted at no cost to Charterer and shall include at least one copy of each document in electronic format.

(j)

In addition to the Progress Reports which Owner shall provide to Charterer pursuant to Clause 6(e), Owner shall, not later than ***** days following Owner’s receipt thereof from Builder, provide Charterer with true and correct copies of all reports, documents, correspondence, proposed change orders, programs for cool down tests; sea trials and gas trials, and other such information regarding construction; tests and trials of the Vessel and its components made available to Owner by Builder, Builder’s subcontractors, the Vessel’s Classification Society and/or any applicable government authority (including, without limitation, copies of any such documents furnished to Owner by Builder

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in conjunction with the signing of the Protocol of Delivery and Acceptance under the Building Contract) as Charterer may reasonably require to determine whether the Vessel complies at Delivery with the conditions set out in this Charter or to verify any claims for reimbursement by Owner or any expenses payable by Charterer in accordance with the terms of this Charter).

(k)	Any monitoring carried out by Charterer pursuant to this Clause 10 shall be carried out subject to and in accordance with the provisions of Clause 14(b)(i) to 14(b)(iii).

(l)	Charterer shall notify Owner promptly in the event that it discovers any construction or materials which it believes do not conform to the requirements of the Building Contract or the Specifications. However, Owner’s obligations under the Building Contract and this Charter shall not be affected by (i) whether or not Charterer shall have exercised any of its rights under Clause 10(k), this Clause 10(l) or Clause 14(b)(ii) any requests or observations made or not made by Charterer’s Representatives to Owner or Owner’s representatives in connection with the exercise of such rights, or (iii) Charterer’s acts or omissions in connection with its rights under Clause 10(d) or Clause 10(e).

(m)	Without Charterer’s prior consent, which consent shall not be unreasonably withheld, conditioned or delayed, Owner shall not:

(i)	agree to defer the remedy of any defect or deficiency in the Vessel until after delivery of the Vessel under the Building Contract; or

(ii)	except for the provisions regarding Charterer’s approval of material changes to the Building Contract and the Specifications under Clause 10(b), agree to any material change related to the construction of the Vessel, including, but not limited to any change in the Building Contract or in the Specifications, diagrams, charts, plans and drawings of the Vessel as submitted to Charterer prior to the date hereof or, any suppliers approved by Charterer in accordance with Clause 10(d) in connection therewith.

(n)

If Charterer reasonably requests change orders in connection with the construction of the Vessel prior to the Delivery Date, Owner shall approve and shall use reasonable endeavours to cause Builder to undertake, and to minimize any delay resulting from, such change orders; provided that any consequential adjustment to and revisions of the guaranteed deadweight, the guaranteed cargo capacity, the guaranteed boil-off, the guaranteed speed, the guaranteed fuel consumption, the guaranteed rate of discharge of regasified LNG or any other consequential amendments to the Specifications are agreed between Charterer and Owner before Builder undertakes such changes to the Specifications. Owner shall not do or fail to do, as the case may be, anything that would result in increasing any subsequent delay in Builder’s construction of the Vessel resulting from such change orders. Unless otherwise agreed, all costs incurred or savings realised by such change

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

orders shall be for Charterer’s account or (as the case may be) for Charterer’s benefit and the Anticipated Date of Delivery hereunder shall be postponed by the amount of the time the delivery date under the Building Contract is delayed as a result of the change orders. Unless otherwise agreed, the Fixed Element shall be adjusted in accordance with paragraph 1.1(f) of Schedule III by the amount of all cost incurred, or (as the case may be) all savings realized, by Owner as a result of such change orders.

11.	Hire

Subject as herein provided, Charterer shall pay for the use and hire of the Vessel at the rate per day determined in accordance with Schedule III attached hereto.

12.	Payment of Hire

(a)	Subject to Clauses 4 and 24, payment of hire shall be made by wire transfer in immediately available funds to Owner’s designated bank account in New York or London in United States Dollars per calendar month in advance, less:

(i)	any hire paid which Charterer reasonably estimates to relate to off-hire periods;

(ii)	in exceptional circumstances only, any amount disbursed by Charterer on Owner’s behalf, any advances and commissions thereon and any charges which are for Owner’s account pursuant to any provision of this Charter; and

(iii)	any amounts due or reasonably estimated by Charterer to become due to Charterer under Clauses 4(b) or 27, or paragraph 5(b) of Schedule IV.

All deductions shall be verified by Charterer by delivery to Owner of vouchers or other reasonable supporting documentation within ***** days after the payment from which the applicable deduction is taken, failing which Charterer shall make good the applicable deduction, including interest, on the next hire payment date, without prejudice to Charterer’s rights if it is subsequently able to verify such deduction.

(b)	Hire shall be due on the date of Delivery of the Vessel under Clause 6(a) for the remainder of the calendar month in which Delivery takes place and thereafter on the first day of each calendar month. Owner shall provide invoices to Charterer covering each payment of hire at least ***** days before due. Charterer shall not be responsible for any delay or error by Owner’s bank in crediting Owner’s account provided, however, that Charterer has made proper and timely payment. If a due date for the payment of hire should fall on a day on which banks are not open for business at the place of payment, hire which would have been due shall instead be due on the next following day on which banks are open for business at such place. Hire shall accrue on a daily basis; provided, however, that hire for any periods that constitute less than a calendar day shall be a pro rata portion of hire for such calendar day.

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

(c)	In default of timely payment by Charterer,

(i)	Owner shall notify Charterer of such default in writing and Charterer shall within ***** days of receipt of such notice pay in Owner the amount due including interest. If Charterer fails to do so, Owner may withdraw the Vessel from the service of Charterer on no less than ***** days’ written notice, unless prior to the date of withdrawal specified in such further written notice, Charterer pays to Owner the amount due including interest. Any such withdrawal of the Vessel from the service of Charterer shall be without prejudice to any other rights Owner may have under this Charter or otherwise; and

(ii)	interest on any amount due but not paid on the due date shall accrue from the day after that date up to and including the day when payment is made, at a rate per annum which shall be ***** percent (*****%) above LIBOR on the due date, or, if no such LIBOR rate is published on that day, the LIBOR rate published on the next preceding day on which such a LIBOR rate was so published.

13.	Space Available to Charterer

The whole reach, burthen and decks of the Vessel and any passenger accommodation shall be at Charterer’s disposal, reserving only proper and sufficient space for the Vessel’s master, officers, crew, or other reasonable number of personnel from Owner consistent with Charterer’s rights under Clause 20 (Supernumeraries), tackle, apparel, furniture, provisions and stores.

14.	Miscellaneous

(a)	Flag State and Vessel Name.

(i)	Owner undertakes that, at the Delivery Date and throughout the term of this Charter, the Vessel shall be registered under the laws of Norway on the Norwegian International Ship Register or such other country or territory as may from time to time be established as the flag state in accordance with this Clause 14(a) (the “Flag State”) and shall in all material respects comply with regulations and requirements of the Flag State in force for vessels registered in the Flag State.

(ii)	In the event that Owner determines that it would be desirable to change the Vessel’s Flag State, Owner shall propose in writing an alternative Flag State to Charterer for Charterer’s approval, such approval not to be unreasonably withheld, conditioned or delayed. All costs and expenses of any such proposed change shall be borne by Owner and shall include all costs and expenses attributable to such change. The foregoing notwithstanding, Charterer’s withholding of consent to Owner’s request to change the Vessel’s Flag State to The Bahamas shall not be deemed unreasonable under any circumstances.

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(iii)	If Charterer can reasonably demonstrate that a change of the Vessel’s Flag State would produce economic benefits and/or improve the Vessel’s status with U.S. Coast Guard, Owner shall not unreasonably withhold the approval in response to Charterer’s request to change of Flag State, but shall use reasonable, good faith efforts to cause the Vessel to be registered as soon as reasonably practicable in the country requested by Charterer. The foregoing notwithstanding, if such change in Flag State will require a change in the jurisdiction of incorporation of Owner and/or impact Owner’s financing arrangements in relation to the Vessel, then, provided Owner has used all reasonable endeavours, acting in good faith, to ameliorate such impact and/or to avoid changing its jurisdiction of incorporation while accommodating such change in Flag State, Owner’s withholding of approval shall not be considered unreasonable. The cost and expense of any such change of registry shall be borne by Charterer and shall include all reasonably incurred third-party costs and expenses attributable to or resulting from the implementation of Charterer’s request. Owner shall provide an estimate to Charterer in advance of the amount and detail of all such costs and expenses. Owner shall use reasonable endeavours to minimize such costs and expenses.

(iv)	Prior to the Delivery Date, Owner shall ensure that the name of the Vessel chosen by Owner is approved by Charterer, such approval not to be unreasonably withheld, conditioned or delayed. Thereafter, no change in the Vessel’s name shall be made by Owner without Charterer’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed.

(b)

Inspections. Charterer or its designee shall be entitled, at Charterer’s risk and expense, from time to time within usual working hours during construction (including dock trials, sea trials, gas trials, Regas Tests and any other tests or trials) of the Vessel, to cause its representative(s) to inspect the Vessel as they may reasonably consider necessary to ascertain whether the Vessel is being constructed according to the Specifications. The Building Contract contains a provision giving Charterer’s representatives a continuing right to inspect and investigate the construction progress of the Vessel and the Regasification Components with access during usual working hours to the construction and fabricating facilities of Builder and its subcontractors and Owner shall exercise reasonable efforts to enforce such right. Owner shall ensure that Charterer’s representatives are given a continuing right to attend, and shall arrange with Builder for Charterer’s representatives to attend, all tests, inspections and trials on all major equipment and such other tests as Charterer may reasonably request and, promptly upon Owner’s receipt thereof from Builder, Owner shall forward to Charterer the results of all such tests, trials and inspections. Subject to timely notice by Builder, Owner shall give timely written notice to Charterer of such

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tests or trials. Provided that timely written notice has been given under the preceding sentence, a failure to attend such trials or tests at the time and place specified in such notice shall be deemed a waiver of the right to attend such trials or tests. Any such inspection may include, without limitation, as far as is practicable, examination of the Vessel’s hull, cargo and ballast tanks, machinery, boilers, Regasification Components, auxiliaries and equipment; review of all construction records and reports to the extent available to Owner; review of records of surveys by the Vessel’s Classification Society and relevant governmental authorities. Any inspection carried out by Charterer under this Clause 14(b):

(i)	shall be made without any interference with or hindrance to the Vessel’s safe and efficient construction;

(ii)	shall be without prejudice to any other rights of inspection or investigation allowed to Charterer in accordance with the terns of this Charter; and

(iii)	shall not entitle Charterer or any of its representatives to make any request or recommendation directly to Builder or other contractor of Owner except through Owner or Owner’s representatives.

Owner’s obligations under this Charter shall not be affected by whether Charterer shall have carried out inspections of the Vessel under the terms hereof or by any requests or observations made to Owner or its representatives or contractors by or on behalf of Charterer during or after any such inspection.

(c)	Corporate Organization; Liens, etc. On the Delivery Date and throughout the Term, Owner represents, undertakes and warrants that:

(i)	Owner is and shall remain a legal entity duly organized and in good standing under the laws of its country of organization, duly qualified to do business in those jurisdictions where the nature of its activities or property requires such qualification and authorized to own the Vessel and to perform its obligations under this Charter, and Owner has taken all necessary corporate action to authorize the execution, delivery and performance of its obligations hereunder;

(ii)	Owner is and shall remain a legal entity with no activities, assets or liabilities other than the Vessel and each of the other SRVs under charter to, or to be chartered by, Charterer from Owner (the “SRV Fleet”) and those relating to the SRV Fleet;

(iii)	Owner shall maintain accurate books and records reflecting its operations separately from the books and records of any other entity and, to the extent permitted by law, shall maintain such books and records in English;

(iv)	Owner has not and will not place, suffer to exist or permit any mortgage, lien, or encumbrance on the Vessel or the Vessel’s earnings or insurances,

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other than Permitted Encumbrances. Moreover, if any action is taken to enforce any mortgage, lien, maritime claim, claim, or encumbrance on the Vessel not created or arising by, through or under Charterer (whether a Permitted Encumbrance or not), Owner shall immediately notify Charterer thereof and take such steps as are necessary to prevent any such action from adversely affecting Charterer’s rights under this Charter; and

(v)	subject to Clause 21, Owner shall not change its country of organization, merge or otherwise combine with another entity or transfer its rights in the Vessel or all or substantially all of its assets to another entity without Charterer’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Each of the activities described in the preceding sentence shall be referred to as a “Reorganization”. In the event that Owner determines it would be in the interest of Owner and not detrimental to Charterer to undertake a Reorganization, Owner shall so notify Charterer and the parties shall consult in a good faith effort to agree on the Reorganization and the form it should take. All costs of any Reorganization shall be for the account of Owner.

For purposes of this Charter, “Permitted Encumbrances” means (A) liens in favour of the crew or routine suppliers to the Vessel or liens arising by operation of law (and which if any such liens arise or be enforced, Owner shall exercise due diligence to remove), (B) mortgages, liens, claims or encumbrances on the Vessel, her earnings or insurances, which are in effect on the Delivery Date, provided that such mortgages, liens, claims or encumbrances are the subject of a duly authorized, executed and delivered consent and agreement substantially in form and substance as set forth in Schedule VII, as may be agreed by the parties; (C) mortgages, liens, claims or encumbrances on the Vessel, her earnings or insurances, effected subsequent to the Delivery Date in connection with financing of the Vessel provided that the requirements in phrase (B) are met (D) an assignment of the Building Contract to Owner’s lenders during construction of the Vessel; and (E) any other encumbrances on the Vessel, her earnings or insurances specifically consented to in advance and in writing by Charterer.

(d)	Related Agreements and Parties. Owner represents and warrants that:

(i)	Owner shall have full and marketable title to the Vessel at the Delivery Date and throughout the Term;

(ii)	there are no encumbrances other than Permitted Encumbrances as of the date hereof;

(iii)	supervision contracts and management contracts shall be in effect prior to the Delivery Date as may be necessary in order for Owner to perform fully its obligations hereunder;

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(iv)	the Owner’s Guarantors under the Owner’s Guarantee have executed and delivered the Owner’s Guarantee as a deed;

(v)	all of the above-referenced documents are and shall remain legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms, and with no defaults thereunder nor amendments thereto having any adverse effect on Charterer’s rights hereunder;

(vi)	all filings, consents and approvals required for Owner to perform its obligations hereunder have been obtained and true copies thereof have been delivered to Charterer; and

(vii)	neither the execution, delivery nor performance of this Charter, nor the consummation of any action contemplated herein conflicts or will conflict with or results or will result in a breach of any provision of Owner’s constitutive instruments or any law, judgment, order, decree, rule or regulation of any court, administrative agency or other instrumentality of any governmental authority or of any other agreement or instrument to which Owner is a party or by which it or the Vessel is bound, or constitutes or will constitute a default under any provision thereof.

(e)	Charterer’s Representations and Warranties. The Charterer represents, undertakes and warrants to Owner that:

(i)	Charterer is and shall remain a legal entity duly organized and in good standing under the laws of its country of organization, duly qualified to do business in those jurisdictions where the nature of its activities or property requires such qualification and authorized to charter the Vessel and to perform its obligations under this Charter, and Charterer has taken all necessary corporate action to authorize the execution, delivery and performance of its obligations hereunder;

(ii)	the Ownership Undertaking has been executed concurrently herewith, in the form of Schedule IX and delivered to Owner, provided however that such Ownership Undertaking shall be effective only upon effectiveness of this Charter and waiver or satisfaction of all conditions precedent in Clause 76.

(iii)	this Charter and the Ownership Undertaking shall remain legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms, and with no defaults thereunder nor amendments thereto having any adverse effect on Owner’s rights hereunder;

(iv)	all filings, consents and approvals required for Charterer to perform its obligations hereunder have been obtained and true copies thereof have been delivered to Owner; and

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(v)	neither the execution, delivery nor performance of this Charter, nor the consummation of any action contemplated herein conflicts or will conflict with or results or will result in a breach of any provision of Charterer’s constitutive instruments or any law, judgment, order, decree, rule or regulation of any court, administrative agency or other instrumentality of any governmental authority or of any other agreement or instrument to which Charterer is a party, or constitutes or will constitute a default under any provision thereof.

(f)	Owner’s Reporting Requirements; Charterer’s Audit Right. Commencing upon Charterer’s execution and delivery of the Regas Tests Acceptance Certificate and continuing for the Term of this Charter, Owner shall provide Charterer with written reports, on a per-occurrence basis, detailing all incidents (other than any incidents referred to in and to be reported by Owner pursuant to Clause 74(b)) in any way involving the Regasification Components or impacting their performance. Commencing on the first day of the month immediately succeeding the month in which Charterer executes and delivers the Regas Tests Acceptance Certificate and continuing for the Term of this Charter, Owner shall provide to Charterer written reports:

(i)	establishing compliance with Manufacturers’ Protocols, as applicable, during the preceding month;

(ii)	detailing the hourly performance levels actually achieved by the Regasification Components during the preceding month; and

(iii)	detailing compliance with all requirements contained in the licenses and/or permits issued by the relevant regulatory authorities, including, without limitation, in relation to environmental requirements.

Charterer shall have the right from time to time during the Term of this Charter to audit all records maintained by Owner relating to the Regasification Components for purposes of verifying the reports provided by Owner pursuant to this Clause 14(f). For purposes of such audit, Owner shall make available or shall cause to be made available to Charterer and its auditor access to such parts of the offices of Owner as may be required to review such books and records as are relevant to the Regasification Components and their operation and maintenance during normal business hours or to the relevant records on board the Vessel at any reasonable time to review such books and records as they relate to the Regasification Components and their operation and maintenance. Owner shall assist and cooperate with Charterer in reviewing such books and records and shall provide Charterer with copies and explanations as may reasonably be requested for purposes of Charterer’s audit rights under this Clause 14(f).

15.	Instructions

Charterer shall from time to time give the master all requisite instructions and sailing directions, and he shall keep a full and correct log of the voyage or voyages, which Charterer or its agents

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may inspect as required. The master shall, when requested by Charterer, furnish Charterer or its agents with a true copy of such log and with properly completed loading and discharging port sheets and voyage reports for each voyage and other returns as Charterer may require. Charterer shall be entitled to take up to three (3) copies at Owner’s expense of any such documents which are not provided by the master.

16.	Bills of Lading

(a)	The master (although appointed by Owner) shall be under the orders and direction of Charterer as regards employment of the Vessel, agency and other arrangements, and shall sign bills of lading and customary cargo documents as Charterer or its agents may direct (subject always to Clauses 38(a) and 43) without prejudice to this Charter. Charterer hereby indemnifies Owner against all consequences or liabilities that may arise:

(i)	from signing bills of lading and cargo documents in accordance with the directions of Charterer, or its agents, to the extent that the terms of such bills of lading fail to conform to the requirements of this Charter, or from the master otherwise complying with Charterer’s or its agents orders; or

(ii)	from any irregularities in papers supplied by Charterer or its agents.

(b)	Notwithstanding the foregoing, Owner shall not be obliged to comply with any orders from Charterer to discharge all or part of the cargo:

(i)	at any place other than that shown on the bill of lading; and/or

(ii)	without presentation of an original bill of lading;

unless they have received from Charterer both written confirmation of such orders an indemnity in a form and countersigned by a party acceptable to Owner. Owner and Charterer agree that an indemnity letter substantially in the form of Schedule V attached hereto is acceptable for purposes of this Clause 16.

17.	Conduct of Vessel’s Personnel

If Charterer complains of the conduct of the master or any of the officers or crew, Owner shall immediately investigate the complaint. If the complaint proves to be well founded, Owner shall, without delay, make a change in the appointments. Owner shall in any event communicate the result of its investigations to Charterer as soon as possible.

18.	Bunkers at Delivery and Redelivery

Charterer shall accept and pay for all bunkers and marine gas oil on board at the time of Delivery and, on Redelivery (whether it occurs at the end of the Initial Charter Period, any extension period, or on the earlier termination of this Charter), Owner shall accept and pay for all bunkers and marine gas oil remaining on board, at the price paid at the Vessel’s last place of supply before Delivery or Redelivery, as the case may be. In addition, Charterer shall pay for any LNG

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heel and natural gas vapours on board at the time of Delivery at a price equivalent to the price of propulsion fuel on board the Vessel and, on Redelivery, Owner shall pay for any LNG remaining on board, as requested by Owner, at the price of Charterer’s landed cost of LNG at the last discharge terminal called upon by the Vessel. If bunkers are not readily available at the place of Delivery or Redelivery, Owners or Charterer, as applicable, shall deliver or redeliver the Vessel with a supply of bunkers adequate for the first voyage or for the voyage subsequent to Redelivery as the case may be. At or about the time the Vessel conducts her gas trials or Regas Tests, Owner and Charterer shall agree on the Amount of bunkers Owner shall provide, at Charterer’s expense, at Delivery. Owner shall give Charterer the use and benefit of any fuel contracts they may have in force from time to time, if so requested by Charterer, provided that suppliers agree.

Charterer may request Owner to arrange bunkers and marine gas oil for Charterer’s account. Owner shall use reasonable efforts to arrange for the most economic prices for the same.

19.	Stevedores, Pilots and Tugs

Stevedores, when required, shall be employed and paid by Charterer, but this shall not relieve Owner from responsibility at all times for proper stowage, which must be controlled by the master who shall keep a strict account of all cargo loaded, boil-off; and cargo discharged. Owner hereby indemnifies Charterer, its servants and agents against all losses, claims, responsibilities and liabilities arising in any way whatsoever from the employment of pilots, tugboats or stevedores, who although employed by Charterer shall be deemed to be the servants of and in the service of Owner and under its instructions (even if such pilots, tugboat personnel or stevedores are in fact the servants of Charterer, its agents or any affiliate of Charterer); provided, however, that:

(i)	the foregoing indemnity shall not exceed the amount to which Owner would have been entitled to limit its liability if they had themselves employed such pilots, tugboats or stevedores; and

(ii)	Charterer shall be liable for any damage to the Vessel caused by or arising out of the use of stevedores at discharge terminals or receiving facilities, fair wear and tear excepted, to the extent that Owner is unable by the exercise of due diligence to obtain redress therefor from such stevedores.

20.	Supernumeraries

Subject to available space on-board, Charterer may place up to three (3) representatives (“Charterer’s Representatives”) in the Vessel’s available accommodation upon any voyage or any part of a voyage made under this Charter including, for the avoidance of doubt, all regasification and discharge operations. Owner shall supply provisions and all requisites as supplied to officers, except liquors, and Charterer shall pay the reasonable costs of such provisions or requisites for Charterer’s Representative(s) while on board the Vessel. When accommodation is limited on board the Vessel, Charterer’s Representative(s) shall have priority over Owner’s personnel who are not officers, members of the crew, superintendents or traveling service people. Charterer’s Representatives shall not interfere with the operation of the Vessel.

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21.	Assignment, Novation, Transfer and Sub-chartering / Sale of Vessel

(a)	By Charterer

(i)	Charterer may sub-charter the Vessel by time or voyage charter at any time to any person without Owner’s consent provided that, as a condition to such sub-chartering, such person undertakes in form and substance satisfactory to Owner that (i) such person’s rights as sub-charterer are subject and subordinate to Owners’ rights under this Charter, (ii) any sub-charter will include wording consistent with Article 1.6 of the Consent & Agreement set forth at Schedule VII, and (iii) such person shall not assert any claim against Owner or Owners’ financiers for wrongful interference with its rights (or any similar or equivalent claim) in respect of any actions taken by Owner or Owner’s financiers in compliance with this Charter and/or the Consent & Agreement (as the case may be). Charterer shall always remain responsible for due fulfillment of this Charter notwithstanding any sub-chartering. Any other sub-chartering shall require Owner’s prior written consent.

(ii)	Charterer may assign its rights (but not transfer its obligations) to an Affiliated Company provided that Charterer shall always remain responsible for due fulfillment of this Charter notwithstanding such assignment.

(iii)	Charterer may transfer or novate its rights and obligations under this Charter to an Affiliated Company (a “Charterer Affiliated Transferee”) subject to the following conditions:

(1)	Owner is satisfied, acting reasonably, that the transfer or novation to the Charterer Affiliated Transferee would not result in any increased liability to Owner or reduced benefits to Owner under this Charter; and

(2)	The Consent and Agreement and any other documents ancillary to this Charter are also transferred or novated; and

(3)	Owner receives evidence satisfactory to it of the due authorisation and execution by the Charterer Affiliated Transferee of the documents necessary to implement the foregoing provisions of this sub-clause (a)(iii).

(iv)	Any other assignment, transfer or novation of Charterer’s rights and/or obligations under this Charter shall require Owners’ prior written consent, such consent not to be unreasonably withheld, conditioned or delayed. It shall be reasonable for the Owner to withhold or to condition its consent to a proposed transfer or novation to a proposed transferee pursuant to this sub-clause (a)(iv) (a “Third Party Transferee”) if:

(1)	The creditworthiness of either the Third Party Transferee or, if the Third Party Transferee will provide a guarantee, the creditworthiness of any guarantor of the obligations of the Third Party Transferee is not reasonably satisfactory to Owner or Owner’s financiers holding Permitted Encumbrances;

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(2)	the Third Party Transferee or any Affiliated Company of the Third Party Transferee is involved in an actual or threatened legal dispute or arbitration with Owner or any Affiliated Company of Owner. For purposes of this paragraph (2) “threatened legal dispute or arbitration” means any dispute in respect of which either the Third Party Transferee or any Affiliated Company of the Third Party Transferee has indicated in writing that it intends to issue or commence legal or arbitration proceedings against Owner or any Affiliated Company of Owner;

(3)	it would be unlawful or contrary to applicable sanctions affecting Owner or any Affiliated Company of Owner for Owner to charter to the Third Party Transferee; or

(4)	the Third Party Transferee is not able to demonstrate to Owner’s reasonable satisfaction that it has the experience required to fulfil the obligations of Charterer hereunder.

(b)	By Owner

(i)	Owner may assign (by way of security) and/or grant a security interest in the Vessel to its lenders without Charterer’s consent, provided any encumbrances resulting from such assignment and/or grant of a security interest shall qualify as Permitted Encumbrances.

(ii)	Owner may novate or transfer its rights and obligations under this Charter and sell the Vessel to any Affiliated Company of Höegh LNG Ltd (“Höegh”) or Mitsui O.S.K. Lines, Ltd. (“MOL”) (an “Owner Affiliated Transferee”) subject to the following conditions:

(1)	Owner’s Guarantee is confirmed to apply to the obligations of the Owner Affiliated Transferee or is replaced by a new guarantee from either Höegh or MOL (as applicable) of the obligations of the Owner. Affiliated Transferee but otherwise in substantially identical terms to the Owner’s Guarantee except as to several and proportionate liability;

(2)	Charterer is satisfied, acting reasonably, that the Owner Affiliated Transferee has sufficient financial resources and has, or has access to, sufficient management and operational resources to perform its obligations under this Charter;

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

(3)	Charterer is satisfied, acting reasonably, that the transfer or novation to the Owner Affiliated Transferee would not result in any increased liability to Charterer or reduced benefit to Charterer;

(4)	The Consent and Agreement and any other documents ancillary to this Charter are also transferred or novated; and

(5)	Charterer receives evidence satisfactory to it of the due authorisation and execution by the Owner Affiliated Transferee and the applicable Owner’s Guarantor(s) of the documents necessary to implement the foregoing provisions of this sub-clause (b)(ii).

(iii)	Owner may enter into a tax lease financing for the Vessel and may, for purposes of putting into place a tax lease structure, make such changes (subject to Charterer’s approval) to the ownership and quiet enjoyment arrangements relating to the Vessel as are required under the tax lease structure, provided that Owner and Charterer shall agree in advance such arrangements for putting a tax lease structure into place, including the arrangements for sharing of any benefits derived by Owner from such tax lease financing as mutually agreed by the Parties, and provided that any encumbrances resulting therefrom shall qualify as Permitted Encumbrances.

(iv)	Any other assignment, transfer or novation of Owner’s rights and/or obligations under this Charter shall require Charterer’s prior written consent.

22.	Final Voyage

(a)	If, when a payment of hire is due hereunder, Charterer reasonably expects to redeliver the Vessel before the next payment of hire would fall due, the hire to be paid shall be assessed on Charterer’s reasonable estimate of the time necessary to complete Charterer’s program up to Redelivery, and from which estimate Charterer may deduct amounts due or reasonably expected to become due for:

(i)	disbursements on Owner’s behalf or charges for Owner’s account pursuant to any provision hereof; and

(ii)	bunkers, LNG, and marine gas oil on board at Redelivery pursuant to Clause 18.

Within ***** days after Redelivery any overpayment shall be refunded by Owner or any underpayment made good by Charterer.

(b)

If, at the time this Charter would otherwise expire or terminate in accordance with Clauses 5 and 6, the Vessel is on a ballast voyage to a port of redelivery or is upon a laden voyage, Charterer shall continue to have the use of the Vessel at the

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

same rate and conditions as then in effect herein for as long as necessary to complete such ballast voyage, or to complete such laden voyage and return to a port of redelivery as provided by this Charter, as the case may be.

23.	Loss of Vessel

Should the Vessel be lost, this Charter shall terminate and hire shall cease at noon GMT on the day of her loss; should the Vessel be a constructive or compromised total loss, this Charter shall terminate and hire shall cease at noon GMT on the day on which the Vessel’s underwriters agree that the Vessel is a constructive or compromised total loss; should the Vessel be missing, this Charter shall terminate and hire shall cease at noon GMT on the day on which she was last heard of. Any hire paid in advance and not earned shall be returned to Charterer and Owner shall reimburse Charterer for the value of the estimated quantity of bunkers and marine gas oil on board at the time of termination, at the price paid by Charterer (or by Owners for Charterer’s account) at the last place of supply.

24.	Off-hire

(a)	On each and every occasion that there is loss of time (whether by way of interruption in the Vessel’s service or from reduction in the Vessel’s performance, or in any other manner):

(i)	due to deficiency of personnel or stores, repairs, gas freeing for repairs, time in and awaiting to enter dry-dock for repairs; breakdown (whether partial or total) of machinery, boilers or other parts of the Vessel or her equipment (including without limitation ballast tank coatings); but excluding always a failure or breakdown of the Regasification Components (in respect of which the provisions of Clause 27(g) shall apply); collision, stranding, accident or damage to the Vessel or any other similar cause preventing the efficient working of the Vessel, and such loss continues for more than ***** consecutive hours (if resulting from interruption in the Vessel’s service) or cumulates to more than ***** hours (if resulting from partial loss of service); or

(ii)	due to industrial action, refusal to sail, breach of orders or neglect of duty on the part of the master, officers or crew; or

(iii)	for the purpose of obtaining medical advice or treatment for or landing any sick or injured person (other than Charterer’s representatives carried under Clause 20) or for the purpose of landing the body of any person (other than Charterer’s representatives carried under Clause 20) and such loss continues for more than ***** consecutive hours, but no loss of time shall be counted for obtaining medical advice or treatment for the master, officers or crew as a result of their having had communication with the shore at any infected area subject to quarantine when such communication was with the written consent or instructions of Charterer or its agent; or

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(iv)	due to any delay in quarantine arising from the master, officers or crew having had communication with the shore at any infected area without the written consent or instructions of Charterer or its agents, or to any detention by customs or other authorities caused by smuggling or other infraction of local law on the part of the master, officers or crew; or

(v)	due to detention (including denial of night transiting normally allowed LNG tankers at the port of destination of the Vessel) of the Vessel by authorities at home or abroad, offshore or in port, attributable to legal action against, or breach of regulations by, or inspections required of, the Vessel or Owner (unless brought about by the act or neglect of Charterer); or

(vi)	except as provided in Clause 25(g), proceeding to or from and while at any port or anchorage other than that to which the Vessel is bound under the instructions of Charterer for any reason other than stress of weather; or

(vii)	except as provided in Clause 25(g), due to any repairing and unscheduled dry-docking, including time spent for pre-dry-docking/repair procedure, including inerting, purging and gas freeing; post-dry-docking/repair procedure, including inerting, purging and cooling in excess of that undertaken at normal loading, and waiting for any of the aforesaid purposes;

(viii)	due to requisition as specified in Clause 35;

(ix)	due to any other circumstances where the Vessel is off-hire under this Charter; or

(x)	due to the circumstances under which the Vessel is off-hire as provided for in Clauses 7(e), 7(h), 7(k) and 7(o),

then without prejudice to Charterer’s rights under Clause 4 or otherwise, the Vessel shall be off-hire from the commencement of such loss of time until she is again ready and in an efficient state to resume her service from a position not less favorable to Charterer than that at which such loss of time commenced; provided, however, that any service given or distance made good by the Vessel while off-hire (and the cost of bunkers, diesel oil, marine gas oil and boil-off which would have been used or lost to give such service or make good such distance while off-hire) shall be taken into account in assessing the amount to be deducted from hire, and provided further that all reasonable costs and expenses incurred in respect of any general maintenance works unrelated to any cause or event contemplated in this Clause 24(a) and conducted while the Vessel is off-hire shall, to the extent such costs and expenses are contemplated in Schedule III, constitute operating expenses forming part of the Variable Element of hire and shall be paid for in accordance with the provisions of Schedule III.

Execution version re Hull 1689

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

(b)	Further and without prejudice to the foregoing, in the event of the Vessel deviating (which expression includes without limitation putting back, or putting into any port other than that to which she is bound under the instructions of Charterer) for any cause or purpose mentioned in Clause 24(a), the Vessel shall be off-hire from the commencement of such deviation until the time when she is again ready and in an efficient state to resume her service from a position not less favorable to Charterer than that at which the deviation commenced; provided, however, that any service given or distance made good by the Vessel while so off-hire shall be taken into account in assessing the amount to be deducted from hire. If the Vessel, for any cause or purpose mentioned in Clause 24(a), puts into any port other than the port to which she is bound on the instructions of Charterer, the port charges, pilotage and other expenses at such port shall be borne by Owner. Should the Vessel be driven into any port or anchorage by stress of weather, hire shall continue to be due and payable during any time lost thereby.

(c)	If the Vessel’s Flag State becomes engaged in hostilities, Owner shall, at the request of Charterer, change the Vessel’s flag to a flag of a state free of hostilities if it is reasonably practicable to do so. The costs of such change of flag shall be borne by Charterer. If Owner is unable to change the Vessel’s flag as aforesaid and Charterer, in consequence of such hostilities, finds it commercially impracticable to employ the Vessel, and has given Owner written notice thereof, then from the date of receipt by Owner of such notice until the termination of such commercial impracticability, the Vessel shall be off-hire and Owner shall have the right to employ the Vessel on its own account.

(d)	Time during which the Vessel is off-hire under this Charter shall count as part of the Initial Charter Period or any extension period, as applicable.

(e)	If as a consequence of any cause or purpose mentioned in this Clause 24 or in Clause 47(b), the Vessel presents for loading with tank temperatures other than that which would otherwise allow bulk loading to commence within ***** minutes after cooling of the loading arms, any time lost as a consequence thereof, including, without limitation, any time lost in additional cooling of tanks prior to loading, shall count as off-hire and the cost of any LNG supplied for such additional cooling shall be paid for by Owner at the LNG price paid by Charterer at the place of current loading.

(f)

(i)	In the event that the Vessel is off-hire by reason of any damage to the Vessel’s cargo containment system as a result of Owner’s failure to comply with the provisions of Clause 45(a) for any period exceeding ***** months in any period of ***** years, Charterer shall have the option to terminate this Charter.

(ii)	In the event that the Vessel is off-hire for any reason other than (i) in connection with periodic dry-docking pursuant to Clause 25(a) or (ii) any

Execution version re Hull 1689

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

damage to Vessel’s cargo containment system for any reason other than Owner’s failure to comply with the provisions of Clause 45(a) for any period exceeding ***** months in any period of ***** years, Charterer shall have the option to terminate this Charter.

(iii)	Charterer may exercise its option to terminate in accordance with (i) or (ii) above by giving notice in writing, such notice to be served not later than ***** days after the date on which the Charterer’s option to terminate arises in accordance with (i) or (ii) above with the termination to take effect on the date stated in such notice, provided that the Vessel is free of cargo (other than LNG heel) at the date of termination; provided further that Owner shall have the right to provide a substitute vessel having a technical specification, performance capability and condition substantially equivalent to the Vessel to replace the Vessel during such extended period of off-hire as soon as possible but in any event not later than ***** days after the day on which the Charterer’s option to terminate arises in accordance with (i) or (ii) above (but in any event not later than the expiry of the ***** year period in (i) above or the ***** year period in (ii) above, as applicable), in which case Charterer shall not be entitled to terminate the Charter under this Clause 24(f). In the event Owner does not have access to such substantially equivalent vessel, Owner may nonetheless offer to Charterer its available vessel(s) and Charterer may accept such vessel(s). In any such case the parties shall agree upon such adjustments to the hire rate and/or such amendments to the performance warranties as stipulated in this Charter as are, when compared with the performance capabilities of the Vessel, commensurate with any excesses or deficiencies, as the case may be, in the performance capabilities of the substitute vessel. This Clause 24(f) is without prejudice to any other rights or obligations of Owner or Charterer under this Charter. For the purposes of this Clause 24(f), in the event of partial loss of service, the period of off-hire shall be the total period during which the Vessel is not fully efficient rather than the resulting loss of time.

(g)	Subject to Clause 47 and the proviso in Clause 24(a), all costs including but not limited to bunkers, diesel oil, marine gas oil, port charges and the costs of cool down and boil-off incurred during periods of off-hire shall be for Owner’s account. During periods of off-hire the actual boil-off shall be calculated for the entire period of off-hire. In the event that the actual boil-off cannot be, or has not been, determined for such period or a portion thereof, the boil-off rate per day shall be deemed to be equivalent to the maximum average daily boil-off provided for in Clause 27(a)(iii) for that portion of the period for which the actual boil-off cannot be, or has not been, determined.

(h)

Owner shall be entitled to an allowance (“Off-hire Allowance”) of ***** days per year counted from the Delivery Date until the ***** anniversary thereof and thereafter for each *****-month period beginning on each anniversary of the Delivery Date. The Off-hire Allowance shall be applied in each such *****-

Execution version re Hull 1689

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

month period against the first ***** days when the Vessel is off-hire under this Clause 24. Notwithstanding the foregoing, the Off-hire Allowance may not be cumulated from year to year and may only be used in the *****month period in which it accrues. Owner shall promptly notify Charterer of any Off-hire Allowance taken and the reason therefor. During the Off-hire Allowance period, Charterer shall continue to pay hire, but such payment shall be the only obligation of Charterer, and specifically excluding payment of any bunkers, boil-off or any other costs and liabilities accruing from such period.

25.	Dry-docking; Time for Scheduled Maintenance

(a)	Owner shall dry-dock, clean and paint the Vessel’s bottom and effect scheduled maintenance at no less than ***** intervals and no more than ***** intervals (or at such other intervals as Owner and Charterer may mutually agree which best conform to Charterer’s requirement and to requirements for safety of the Vessel, its cargo, officers and crew and of any relevant government authorities and the Classification Society), so that the Vessel is fitted in every way for service under this Charter and for which purpose Charterer shall allow the Vessel to proceed to an appropriate port. The first such dry-docking shall be within the period necessary for the Vessel to remain qualified for all warranties and guarantees of Builder under the Building Contract. Owner shall be solely responsible for implementing any dry-docking and also for gas freeing the Vessel. Upon the occasion of each such dry-docking, Owner shall notify Charterer in writing at least ***** months in advance for the guarantee repairs and ***** months otherwise. Furthermore, Owner will make reasonable efforts to provide Charterer ***** months’ written notice of each dry-docking other than guaranteed repairs.

(b)	Owner’s selection of a yard for a scheduled dry-docking and any other scheduled maintenance and repairing pursuant to Clause 25(a) shall be subject to approval by Charterer. The selection of the yard shall take into account the quality of the yard and the trade in which the Vessel is then engaged.

(c)	Owner shall inform Charterer in writing of the proposed specification for each scheduled dry-docking to be carried out pursuant to Clause 25(a) (which shall include, without limitation, the estimated costs of the scheduled drydocking work and any anticipated time out of service) and give written notice thereof to Charterer at least one; ***** days prior to the proposed commencement of the dry-docking or such other time as the parties may agree); provided, however, that in the case of lay unscheduled dry-docking, Owner shall consult with Charterer and submit a budget estimate (with any drydocking/maintenance/repair quotation from the agreed drydocking yard) which the parties shall consider with a view to agreeing on such estimate, as far in advance thereof as possible and obtain Charterer’s written consent thereto. Charterer shall not unreasonably withhold or delay its consent to any such proposed dry-docking.

(d)	Owner may, with Charterer’s prior written consent (such consent not to be unreasonably withheld or delayed), carry out unscheduled maintenance, including

Execution version re Hull 1689

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

the inspection and maintenance of the Vessel’s boilers and cargo and spray pumps, bottom cleaning and hull inspection while the Vessel is afloat, and take the Vessel out of service, if so required by such unscheduled maintenance or repairs (“Unscheduled Maintenance”). In addition to the Drydocking Allowances provided for under Clause 25(g) and without prejudice to the provisions of Clause 27(i), Owner shall be entitled to the following allowances (the “Unscheduled Maintenance Allowances”) of:

*****and thereafter such Unscheduled Maintenance Allowances shall apply for every ***** period (the “Allowance Period”) commencing from the first day of the ***** and thereafter from the first day of the first year of each subsequent Allowance Period. Owner shall notify Charterer of any Unscheduled Maintenance Allowance to be taken and shall consult with Charterer as far in advance as possible as regards the timing of any such Unscheduled Maintenance. The Unscheduled Maintenance Allowance may not be accumulated from year to year in any Allowance Period, and shall be subject to reduction, if any, in accordance with the provisions of Clause 27(i)(ii).

(e)	Owner shall use all reasonable efforts to arrange scheduled maintenance on the Vessel during periods acceptable to Charterer, and to minimize the amount of time utilized for such maintenance. Owner shall not, without the consent of Charterer, arrange scheduled maintenance during the period 1 September to 31 March.

(f)	Owner shall ensure that all maintenance and repair of the Vessel from the date of this Charter until the end of the Term conforms to the Master Maintenance and Repair Plan, as supplemented by classification society rules and prudent operating practices as adopted on first-class LNG-carrying and SRV vessels. The Master Maintenance and Repair Plan shall specifically address the maintenance and repair of the Regasification Components of the Vessel. Owner shall propose a Master Maintenance and Repair Plan for Charterer’s approval (such approval not to be unreasonably withheld, conditioned or delayed) no later than ***** months prior to the Anticipated Delivery Date, such initial plan to be updated annually by agreement no later than October 30th of each year during the Term. Should there be a significant interruption or frequent interruptions in the availability of the Vessel or other under-performance, Owner shall, in consultation with Charterer, modify the Master Maintenance and Repair Plan and/or take any other action that may be necessary to ensure to the satisfaction of Charterer that such interruption or under-performance does not recur.

(g)	The Vessel will remain on hire for the following periods (“Drydocking Allowances”) in respect of each scheduled drydocking:

(i)	A period up to ***** days to carry out pre-docking and repair procedures, such as warming, inerting, gas freeing (including the ballast voyage time between the immediately prior discharge port and the drydocking shipyard); plus

Execution version re Hull 1689

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

(ii)	a period not exceeding ***** days during the first ***** dry-dockings, (subject, in respect of the first dry-docking, to such ***** day period being sufficient to complete a check of the Vessel’s cargo containment system in accordance with the Builder’s guarantee under the Building Contract) and ***** days for each dry-docking thereafter, in each case commencing from ***** hours after arrival at the pilot station off the drydocking port to dropping outward pilot off the drydocking port; plus

(iii)	a period not to exceed ***** days, for post docking and repair procedures, and any purging, gassing up or cooling in excess of that taken for normal loading;

(iv)	any deviation proceeding to and from the drydocking port provided the Vessel proceeds at normal speeds on such voyage.

To the extent that the pre-docking and repair procedures or, as the case may be, the post-docking and repair procedures, can be carried out while the Vessel is proceeding on a ballast voyage from the last discharge port to the approved selected drydocking port (for pre-docking and repair procedures) or from the approved selected drydocking port to the first loading port (for post-docking and repair procedures) the allowance times above will be reduced taking into account the time saved in carrying out such procedures during such normal ballast voyage. Owner will use all reasonable endeavours to minimize the time that the Vessel is out of service for drydocking (including, for avoidance of doubt, time to carry out, to the extent practicable, pre- and post-drydocking procedures during ballast voyages to and from the last approved dry-docking port), annual class survey and maintenance and so far as is reasonably practicable shall ensure that any annual class survey in the drydocking year shall be carried out in conjunction with any scheduled drydocking.

To the extent that the number of days used in scheduled drydocking exceeds the Drydocking Allowances, the Vessel shall be off-hire and the provisions of Clause 24 shall apply; provided however that if Charterer required additional work to be completed during any scheduled dry-docking which cannot be completed during the period of relevant Dry-Docking Allowances, then the Vessel shall not be off-hire to the extent that the relevant Dry-Docking Allowance is exceeded to complete such works.

(h)

Owner may at any time, with Charterer’s prior approval (not to be unreasonably withheld or delayed), order the Vessel into a dry-dock or a shipyard to correct a defect in the Regasification Components. Owner shall cooperate with Charterer in scheduling any such dry docking or other repair so as to minimize the impact on Charterer’s operations of the Vessel’s temporary withdrawal from service. During any such period of dry-dock or other repair, the Vessel shall be off-hire and all costs incurred in respect of the repair or correction of such defect in the Regasification Components or as a result of the Vessel entering, remaining in, breaking or leaving dry-dock or the shipyard shall be operating costs forming part

Execution version re Hull 1689

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

of the Variable Element under Schedule III (provided however that all costs saved or avoided due to warranties under the Building Contract shall not be paid by Charterer).

(i)	No later than ***** months prior to the Anticipated Delivery Date Owner shall provide to Charterer a draft SRV Operating Manual for Charterer’s approval (such approval not to be unreasonably withheld, conditioned or delayed). The SRV Operating Manual shall be updated prior to delivery of the Vessel and thereafter annually by agreement no later than October 30th of each year during the Term. The SRV Operating Manual shall include, among other things, a description of the activities and operation of the crew, the Regasification Components, the Buoy System and the requirements applicable to cargo management and filling level restrictions when the Vessel is connected to the Buoy System and/or discharging regasified LNG; provided, however that the SRV Operating Manual shall not restrict the master’s rights to order the Vessel or its crew to take any action the master determines to be necessary to preserve life and property at sea.

26.	Ship Inspection

Charterer shall have the right at any reasonable time after Delivery of the Vessel and during the Term of this Charter (including during any dry-docking) to make such inspection of the Vessel as it may consider necessary. This right may be exercised as often and at such intervals as Charterer in its absolute discretion may determine and whether the Vessel is in port or on passage. Owner shall afford all necessary cooperation and accommodation on board; provided, however, that (i) such inspections shall not interfere with or cause any delay in the operation of the Vessel, (ii) all costs and expenses of such inspections shall be for account of Charterer, and (iii) neither the exercise nor the non-exercise, nor anything done or not done in the exercise or non-exercise, by Charterer of such right shall in any way reduce the master’s or Owner’s authority over, or responsibility to Charterer or third parties for, the Vessel and every aspect of her operation, nor increase Charterer’s responsibilities to Owner or third parties for the same. If, following any such inspection or at any other time, the Vessel does not comply with the requirements set forth for the Vessel in this Charter, then at the request of Charterer, Owner shall submit to Charterer in writing a plan to remedy the defect(s) as soon as reasonably possible and in any event not later than ***** days after Charterer’s request (unless extended by Charterer).

27.	Performance

(a)	Owner undertakes and guarantees that at all times during the currency of this Charter, the Vessel shall be capable of maintaining:

(i)	an average speed per round trip voyage of no less than 19.5 knots, in moderate weather conditions up to and including Force 5 on the Beaufort Scale. At Charterer’s request, and provided that it is consistent with the safety of the Vessel, Owner shall use best efforts to steam at a speed faster than 19.5 knots; provided that the fuel consumed during such periods of fast steaming shall be excluded from the calculation of fuel consumption for the purpose of Clause 27(a)(ii);

Execution version re Hull 1689

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

(ii)	a consumption of no more than about ***** metric tons of marine diesel oil per day or ***** tons of heavy fuel oil per day for purposes of propulsion only when boil-off gas is not available. When boil-off is available, such guaranteed fuel oil consumption shall be reduced by the amount of such boil-off, measured in terms of its equivalency to fuel oil. Initially, one cubic meter (1m3) of boil-off gas shall be deemed equivalent to 0.55 metric tons of fuel oil (“BOE”), based on the equivalency of the fuel oil used on the Vessel’s first laden voyage under this Charter and the composition of the LNG transported on said voyage. Subsequently, the BOE shall be reviewed and revised by mutual agreement between Owner and Charterer from time to time to reflect changes in the composition of the LNG loaded;

(iii)	a maximum average daily boil-off of no more than 0.15% of the Vessel’s total cargo capacity measured on a laden voyage basis and no more than 0.10% of the Vessel’s total cargo capacity measured on a ballast voyage basis; and

(iv)	the ability to discharge cargo in conformance with the specifications of Schedule I.

(b)

(i)	The average speed and fuel consumption rates specified above shall be calculated by reference to the observed distance from FAOP (full away on sea passage) to EOP (end of sea passage) per round trip voyage during each period stipulated in Clause 27(d), but excluding any time when the Vessel is off-hire pursuant to Clause 24 and also excluding “Adverse Weather Periods”, being (i) any period during which reduction of speed is necessary for safety in congested waters or in poor visibility and (ii) any days, noon to noon, when winds reach up to and including Force 5 on the Beaufort Scale for more than 6 hours in aggregate.

(ii)	Boil-off calculation

(1)	The boil off excess on any sea passage shall be calculated by comparing the guaranteed boil off for the sea passage (i.e. the daily guaranteed boil off multiplied by the time between gaugings) with the actual boil off.

(2)	The actual amount of boil off on a sea passage shall be calculated by subtracting the volume of LNG contained in the Vessel’s tanks at gauging after the sea passage from the volume therein at gauging before the sea passage, less any LNG used for propulsion purposes resulting from forced vaporization; provided, however, that forced vaporization may only occur at Charterer’s request.

Execution version re Hull 1689

(c)	If for any round trip voyage during any Performance Period, the Vessel falls below the performance guaranteed in Clause 27(a)(i)-(iv), then (subject to Clause 27(b)(i)), if such under performance results:

(1)	from a reduction in the average speed of the Vessel, compared to the speed specified in Clause 27(a)(i), or any inability of the Vessel to meet the discharge requirements of 27(a)(iv), then an amount equal to the value at the hire rate of the time so lost shall be deducted from the hire paid; or

(2)	from an increase in the total fuel oil (or fuel oil equivalent) consumed, compared to the total fuel oil (or fuel oil equivalent) that would have been consumed had the Vessel performed as specified in Clause 27(a)(ii) and (a)(iii), then an amount equal to the value of the additional fuel oil (or fuel oil equivalent) consumed, based on the price of fuel on board the Vessel at the time of under-performance paid by Charterer and/or any affiliate of Charterer for fuel oil in such period, shall be deducted from the hire paid.

The deduction from hire so calculated for laden and ballast mileage shall be adjusted to take into account the mileage steamed in each such condition during Adverse Weather Periods, by dividing such deduction by the number of miles over which the performance has been calculated and multiplying by the same number of miles plus the miles steamed during the Adverse Weather Periods, in order to establish the total deduction from hire to be made for such period.

Reduction of hire under this Clause 27(c) shall be without prejudice to any other remedy available to Charterer.

(d)	Calculations under this Clause 27 shall be made for each Performance Period during the Term of this Charter, and any payments due to Charterer shall be credited as against hire payments in accordance with Clause 12 as promptly as possible. Any necessary adjustment to hire under this Clause 27 after this Charter terminates (whether such termination is in respect of the Initial Charter Period or an extension period), shall be made promptly after such termination by payment by Owner to Charterer or by Charterer to Owner as the case may require.

(e)	The following time and any distance traversed during such time shall be excluded from calculations under this Clause 27:

(i)	time lost for stops at sea or any other time at sea which is considered a period of off-hire under this Charter;

(ii)	time lost solely for reasons of safe navigation;

Execution version re Hull 1689

(iii)	time spent steaming at reduced or accelerated speed at the instruction of Charterer (including time spent steaming at Charterer’s instruction with boil-off gas only when insufficient boil-off gas is available to maintain warranted speed) or during stops at sea as requested by Charterer;

(iv)	time spent for the purpose of saving life or property;

(v)	time spent steaming at reduced speed by mandatory order of regulatory bodies having jurisdiction over the Vessel;

(vi)	time spent steaming at reduced speed as a result of fouling caused by extraordinary delays in port, beyond Owner’s control, or as the result of lay-up at Charterer’s instructions;

(vii)	time lost due to delays resulting from Charterer’s orders or Charterer’s scheduling

(viii)	time for navigating such restricted areas as Malacca-Singapore Straits, Suez Canal and other areas to be mutually agreed from time to time;

(ix)	time taken for bunkering during a sea passage in accordance with Charterer’s instructions or with Charterer’s consent, such consent not to be unreasonably withheld, conditioned or delayed; and

(x)	time taken for scheduled maintenance under Clause 25.

(f)	When the Vessel is discharging cargo as a conventional LNG carrier, Owner further undertakes that, provided shore installations can receive at the rate specified in paragraph 4 of Appendix I to Schedule I and also provided that the shore installation supplies a suitable gas return line capable of providing an adequate volume of return vapour to the Vessel to compensate for the displacement of LNG being discharged from the Vessel, the main cargo pumps will, throughout the Term, discharge the Vessel’s cargo in not more than the number of hours specified in paragraph 4 of Appendix I to Schedule I. Time for stripping, connecting, disconnecting, purging and cooling of shore liquid arms and/or piping and custody transfer measurement shall not be included in the computation of discharge time.

(g)

(i)	Owner further undertakes, subject to the provisions of paragraph 10 of Appendix I to Schedule I, that the Regasification Components will, throughout the Term, enable the Vessel’s cargo to be regasified and discharged at not less than a regasified LNG discharge rate, varying on a monthly basis, at corresponding pressures and temperatures, as specified in paragraph 11 of Appendix I to Schedule I (“Normal Performance”).

Execution version re Hull 1689

(ii)	If, on any day, commencing from 10.00 A.M. (Boston local time) on that day and ending at 09.59 A.M. (Boston local time) on the immediately following day during a Discharge Period (a “Gas Day”), the Vessel’s actual discharge rate calculated over that Gas Day (the “Actual Discharge Rate”) as measured in accordance with the provisions of paragraphs 9 and 10 of Appendix I to Schedule I is less than the daily nominated discharge rate requested by Charterer in accordance with the Gas Nomination Procedures for that Gas Day (the “Nominated Discharge Rate”), and such Actual Discharge Rate is lower than Normal Performance (such deficient performance hereinafter being referred to as “Reduced Performance”), then Charterer shall be entitled to pay hire at a rate equal to the Reduced Rate as calculated in accordance with paragraph 4 of Schedule III. For the avoidance of doubt, any reduction of hire to which Charterer is entitled under this Clause 27(g) shall be credited as against hire payments in accordance with Clause 12(a) as promptly as possible. In the event of a discharge performed in a location having a gas day other than the Gas Day defined above, then the definition of Gas Day shall, for that particular discharge, be deemed to be the gas day applicable at such alternate location.

(iii)	Subject always to the provisions of Clause 27(g)(iv) below, Owner shall use reasonable endeavours to accommodate intra-daily fluctuations of the Nominated Discharge Rate requested by Charterer in accordance with the procedure for requesting and establishing daily and intra-day nominations as set forth in paragraph 9 of Schedule X (the “Gas Nomination Procedures”).

(iv)	Whenever Charterer requests a Nominated Discharge Rate above Normal Performance, Owner shall use reasonable endeavours to make such higher rate available, subject always to the maximum capacity of the Regasification Components when all three units of the Regasification Components are operating. Notwithstanding the provisions of Clause 27(g)(ii) above, if the Vessel is incapable of discharging its cargo at such higher rate, such performance shall not be considered Reduced Performance and Charterer shall not be entitled to pay hire at a rate equal to the Reduced Rate or claim a reduction in hire.

(v)

If at the beginning of or during a Discharge Period it is evident that the Actual Discharge Rate is below 250 MMScf/day and the Vessel will not be able to rectify the deficiency in the discharge rate by achieving a higher Actual Discharge Rate within the next forty-eight (48) hours for reasons other than the occurrence of one or more of the events set out in paragraph 10 of Appendix I to Schedule I, then Charterer may instruct the Vessel to proceed to another Class I Unloading Terminal to discharge its cargo as LNG. In such an event, (1) Charterer shall be entitled to pay hire equal to the relevant Reduced Rate from the beginning of that Discharge Period or from the time that it is evident that the Actual Discharge Rate is below 250

Execution version re Hull 1689

MMScf/day until the time that the Vessel has discharged its cargo as LNG in full at the selected Class I Unloading Terminal, and (2) thereafter, upon discharge of its cargo as LNG in full, the Vessel shall be off-hire and shall remain off-hire until Owner has notified Charterer that the Vessel’s capability to discharge regasified LNG at Normal Performance has been reinstated; provided that the Vessel shall not be on hire thereafter until she is in a geographical position no less favourable to Charterer than the geographical position at which she went off-hire. Notwithstanding the foregoing, any distance made good by the Vessel whilst off-hire under the provisions of this Clause 27(g)(v) (including the cost of bunkers, diesel oil, marine gas oil and boil-off which would have been used or lost to make good such distance while so off-hire) shall be taken into account in assessing the amount to be deducted from hire during any such Discharge Period.

(vi)	Notwithstanding the provisions of this Clause 27(g), if at any stage the actual discharge rate achieved by the Vessel is less than Normal Performance due to a defect in the Regasification Components (and such lower discharge rate has not been requested by Charterer in accordance with the Gas Nomination Procedures), Owner shall be entitled to repair such defect in the Regasification Components and/or the Vessel by the Vessel proceeding to dry-docking in accordance with the provisions of Clause 25(h).

(h)	In addition, Owner undertakes that throughout the Term the Vessel will be able to connect to and disconnect from the Buoy System in the manner and in not more than the number of hours specified in paragraph 12 of Appendix I to Schedule I.

(i)

(i)	Notwithstanding the provisions of Clause 27(e)(vi), if Owner has good reason to believe that the performance of the Vessel or her fuel consumption is affected and the speed and/or fuel warranties as stipulated in this Clause 27 can no longer be met as a result of fouling, then Owner shall so notify Charterer in writing and shall be entitled to carry out an underwater inspection to see if there is fouling of the Vessel’s hull and/or propeller.

(ii)	If the aforesaid underwater inspection shows that there is fouling of the Vessel’s hull and/or propeller, then, if Charterer so requests, Owner shall arrange and carry out cleaning afloat of the Vessel’s underwater hull and propeller provided that such cleaning afloat:

(1)	can be carried out safely at a place approved by Owner and where the water is sufficiently clear for an underwater survey to be made of the cleanliness of the Vessel’s hull and propeller immediately thereafter; and

Execution version re Hull 1689

(2)	will not, in Owner’s reasonably held opinion, damage the Vessel’s underwater hull coatings in any way; and

(3)	is permitted by the relevant port authority.

Such cleaning afloat may take place when the Vessel is connected to the Buoy System, subject always, however, to paragraphs (1) to (3) of the proviso of this paragraph (ii) being satisfied.

The Vessel shall remain on hire for the duration of such underwater hull and propeller cleaning and any underwater survey, provided that the Unscheduled Maintenance Allowance under Clause 25(d) shall be reduced by the time taken to complete such underwater hull and propeller cleaning and any underwater survey or inspection, and the cost of such underwater hull and propeller cleaning and any underwater survey shall be an operating cost forming part of the Variable Element and shall be reimbursed to Owner in accordance with the provisions of Schedule III.

If the underwater survey following such cleaning afloat shows that the Vessel’s underwater hull and propeller are clean, a successful cleaning afloat shall be deemed to have occurred.

(iii)	If any underwater inspection pursuant to Clause 27(i)(i) reveals the presence of fouling of the Vessel’s hull or propeller, then from the time of Owner’s written notice under Clause 27(i)(i) that the Vessel’s performance is affected by fouling, Owner shall be relieved of all of its obligations under Clauses 27(a) to (c) to the extent such obligations are affected by fouling and shall be deemed to have complied with the speed and fuel warranties stipulated under Clause 27, to the extent such obligations are affected by fouling until the earlier of (1) the completion of the next scheduled drydocking and (2) the successful cleaning afloat.

28.	Salvage

Subject to the provisions of Clause 24, all loss of time and all expenses (excluding any damage to or loss of the Vessel or tortious liabilities to third parties) incurred in saving or attempting to save life or in successful or unsuccessful attempts at salvage, shall be borne equally by Owner and Charterer; provided, however, that Charterer shall not be liable to contribute towards any salvage payable by Owner arising in any way out of services rendered under this Clause 28.

All salvage and all proceeds from derelicts shall be divided equally between Owner and Charterer after deducting the master’s, officers’ and crew’s share.

29.	Lien and Quiet Enjoyment

(a)	Owner shall not, other than Permitted Encumbrances, have and shall not allow others (claiming through Owner), to have a lien upon any cargoes, fuel, freights, sub-freights and/or sub-hires and demurrage except to the extent that any such lien arises by operation of law.

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(b)	Charterer shall not have and shall not allow others (in their dealings with Charterer) to the extent they lawfully may, to have a lien on the Vessel except to the extent that any such lien arises by operation of law.

(c)	In the event that any lien shall attach by operation of law or in violation of this Clause 29, Owner or Charterer, as the case may be, shall take such steps as are reasonably necessary to ensure that the lien does not interfere with the Vessel’s operations said to effect prompt release of such lien prior to the enforcement thereof.

30.	Exceptions

(a)	The Vessel, her master and Owner shall not, unless otherwise in this Charter expressly provided, be liable for any loss or damage or delay or failure arising or resulting from any act, neglect or default of the master, pilots, mariners or other servants of Owner in the navigation or management of the Vessel; fire, unless caused by the actual fault or privity of Owner; collision or stranding; dangers and accidents of the sea; explosion, bursting of boilers, breakage of shafts or any latent defect in hull, equipment or machinery; provided, however, that Clauses 2, 3, 4 and 27 hereof shall be unaffected by the foregoing. Further, neither the Vessel, her master or Owner nor Charterer shall, unless otherwise in this Charter expressly provided, be liable for any loss or damage or delay or failure in performance hereunder arising or resulting from act of God, act of war, seizure under legal process, quarantine restrictions, strikes, lock-outs, riots, restraints of labor, civil commotions or arrest (in each case unless caused by the failure of the party seeking the benefit of the exception to exercise due diligence), or restraint of princes, rulers or people.

(b)	The Vessel shall have liberty to sail with or without pilots, to tow or go to the assistance of vessels in distress and to deviate for the purpose of saving life or Property.

(c)	Clause 30(a) shall not apply to or affect any liability of Owner or the Vessel or any other relevant person in respect of:

(i)	loss or damage caused to any berth, jetty, dock, dolphin, buoy, mooring line, pipe or crane or other works or equipment whatsoever at or near any place to which the Vessel may proceed under this Charter, whether or not such works or equipment belong to Charterer; or

(ii)

any claim (whether brought by Charterer or any other person) arising out of any loss of or damage to cargo, or in connection therewith. All such claims shall be subject to the Hague-Visby Rules or the Hague Rules or the Hamburg Rules as the case may be, which pursuant to Clause 41 shall be incorporated in the relevant bill of lading (whether or not such Rules

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were so incorporated), or, if no such bill of lading is issued, to the Hague-Visby Rules unless the Hamburg Rules compulsorily apply, in which case to the Hamburg Rules.

(d)	No provision for the payment or cessation of hire, including provisions relating to off-hire and reduction in hire contained in this Charter, shall be affected by the provisions of this Clause 30.

(e)	Notwithstanding any other provision of this Charter, any liability of Owner or Charterer for loss of or damage to any property and death of or injury to any person arising out of or relating to the use by the Vessel of any port designated by Charterer shall be subject to such port or terminal regulations or conditions of use and such other terms relating to the use of such port as may from time to time be required by the responsible port or terminal operator, provided that such port or terminal regulations or conditions of use are reasonably acceptable to reputable insurers and the Approved Club.

31.	Injurious Cargoes

No acids, explosives or cargoes injurious to the Vessel shalt be shipped and without prejudice to the foregoing any damage to the Vessel caused by the shipment of any such cargo, and the time taken to repair such damage, shall be for Charterer’s account. No voyage shall be undertaken, nor any goods or cargoes loaded, that would expose the Vessel to capture or seizure by rulers or governments.

32.	Grade of Bunkers

Charterer shall supply bunker fuel oil for main propulsion and marine gas oil for the auxiliaries meeting the specifications set out in Schedule I.

33.	Disbursements

In exceptional circumstances only, should the master require advances for ordinary disbursements at any port, Charterer or its agents may, in its sole discretion, make such advances to him, in which case all such advances shall be deducted from hire.

34.	Laying-Up

Charterer shall have the right, after consultation with Owner, to require Owner to lay-up the Vessel at a safe place mutually agreed in which case the hire provided for under this Charter shall be adjusted to reflect any net increases in expenditure reasonably incurred or any net saving which should reasonably be made by Owner as a result of such lay-up. Charterer may exercise such right any number of times during the currency of this Charter. During any period of lay-up under this Clause 34, Owner’s duty of maintenance under Clause 4 shall be reduced to the standard ordinarily applied by prudent owners to vessels of the same type in lay-up and Clauses 24 and 27 shall not apply. Until such time as it is practicable for Owner to complete all work required with respect to fouling (as determined by Owner’s surveyor) to restore the Vessel to a condition it would have been in if it had not been laid up, any reduction in the Vessel’s

Execution version re Hull 1689

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

performance due to fouling during a lay-up requested by Charterer under this Clause 34 shill not give rise to a performance claim against Owner. Bottom cleaning, propeller polishing or dry-docking required as a result of lay-up under this Clause 34 shall be for the account of Charterer.

35.	Requisition

Should the Vessel be requisitioned by any government, de facto or de jure, during the period of this Charter, the Vessel shall be off-hire during the period of such requisition, and any hire paid by such government in respect of such requisition period shall be for Owner’s account. Any such requisition period shall count as part of the Initial Charter Period or the applicable extension period, if any, as the case may be.

36.	Outbreak of War

If war is declared in any location that materially interrupts the performance of this Charter, or actually precludes Charterer’s ability to employ the Vessel, Owner and Charterer (as appropriate based on which entity is affected) shall each have the right to terminate this Charter without penalty; provided, however, that the party seeking to rely upon this Clause 36 has consulted with the other party in good faith and, for a minimum of ***** days after any such outbreak has commenced, each party shall take such steps as may reasonably be available to it (including without limitation a change in the Vessel’s country of registration) with a view to avoiding or mitigating the effects of such war or hostilities, failing which either party may terminate this Charter forthwith.

37.	Additional War Expenses

The Vessel shall not be ordered to trade in areas where, in Owner’s reasonable opinion, there is war (de facto or de jure) or threat of war, without Owner’s consent. If the Vessel is so ordered and Owner does consent, Charterer shall reimburse Owner for any additional insurance premiums, crew bonuses and other expenses which are reasonably incurred by Owner as a consequence of such orders; provided, however, that Charterer is given written notice of such expenses as soon as practicable and, when possible, before such expenses are incurred and provided further that Owner obtains from its insurers a waiver of any subrogated rights against Charterer in respect of any claims by Owner under its war risk insurance arising out of compliance with such orders. Any payments by Charterer under this Clause 37 will only be made against substantiating documentation. However, if Owner is not able to maintain from its insurers such a waiver of any subrogated rights against Charterer, Owner shall be entitled to withhold its consent under this Clause 37 unless Charterer undertakes to reimburse Owner for any additional, reasonably incurred and appropriately documented expenses notwithstanding that Owner shall not have been able to obtain such waivers of subrogation.

38.	War Risks

(a)	The master shall not be required or bound to sign bills of lading for any place which in his or Owner’s reasonable opinion is dangerous or impossible for the Vessel to enter or reach owing to any blockade, war, hostilities, warlike operations, civil war, civil commotions or revolutions.

Execution version re Hull 1689

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

(b)	If in the reasonable opinion of the master or Owner it becomes, for any of the reasons set out in Clause 38(a) or by the operation of international law, dangerous, impossible or prohibited for the Vessel to reach or enter, or to load or discharge cargo at, any place to which the Vessel has been ordered pursuant to this Charter (a “place of peril”), then Charterer or its agents shall be immediately notified by telex or radio messages, and Charterer shall thereupon have the right to order the cargo, or such part of it as may be affected, to be loaded or discharged, as the case may be, at any other place within the trading limits of this Charter (provided such other place is not itself a place of peril). If any place of discharge is or becomes a place of peril, and no orders have been received from Charterer or its agents within ***** hours after dispatch of such messages, then Owner shall be at liberty to discharge the cargo or such part of it as may be affected at any place which Owner or the master may in its or his discretion select within the trading limits of this Charter and such discharge shall be deemed to be due fulfillment of Owner’s obligations under this Charter so far as the cargo so discharged is concerned.

(c)	The Vessel shall have liberty to comply with any directions or recommendations as to departure, arrival, routes, ports of call, stoppages, destinations, zones, waters, delivery or in any other wise whatsoever given by the government of the Flag State or any other government or local authority or by any person or body acting or purporting to act as or with the authority of any such government or local authority including any de facto government or local authority or by any committee or person having under the terms of the war risks insurance on the Vessel the right to give any such directions or recommendations. If by reason of or in compliance with any such directions or recommendations anything is done or is not done, such shall not be deemed a deviation.

If by reason of or in compliance with any such direction or recommendation the Vessel does not proceed to any place of discharge to which she has been ordered pursuant to this Charter, the Vessel may proceed to any place which the master or Owner in his or its discretion select and there discharge the cargo or such part of it as may be affected. Such discharge shall be deemed to be due fulfillment of Owner’s obligations under this Charter so far as the cargo so discharged is concerned; provided, however, that Owner shall use reasonable endeavors to advise Charterer of the proposed alternative place of discharge and shall, insofar as is practicable in the circumstances, take into consideration any alternative proposal of Charterer.

Charterer shall procure that all bills of lading issued under this Charter shall contain clauses consistent with Conwartime 2004, and any amendments thereof.

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39.	Both to Blame Collision Clause

If the liability for any collision in which the Vessel is involved while performing this Charter falls to be determined in accordance with the laws of the United States of America, the following provisions shall apply:

“If the Vessel comes into collision with another ship as a result of the negligence of the other ship and any act, neglect or default of the master, mariner, pilot or the servants of the carrier the navigation or in the management of the ship, the owners of the cargo carried hereunder will indemnify the carrier against all loss or liability to the other or non-carrying ship or her owners in so far as such loss or liability represents loss of, or damage to, or any claim whatsoever of the owners of the said cargo, paid or payable by the other or non-carrying ship or her owners to the owners of the said cargo and set off, recouped or recovered by the other or non-carrying ship or her owners as part of their claim against the carrying ship, or carrier.”

“The foregoing provisions shall also apply where the owners, operators or those in charge of any ship or ships or objects other than, or in addition to, the colliding ships or objects are at fault in respect of a collision or contact.”

Charterer shall procure that all bills of lading issued under this Charter shall contain a provision in the foregoing terms to be applicable where the liability for any collision in which the Vessel is involved falls to be determined in accordance with the laws of the United States of America.

40.	New Jason Clause

General average contributions shall be payable according to the York/Antwerp Rules, 1994, and shall be adjusted in London in accordance with English law and practice, but should adjustment be made in accordance with the law and practice of the United States of America, the following provision shall apply:

“In the event of accident, danger, damage or disaster before or after the commencement of the voyage, resulting from any cause whatsoever, whether due to negligence or not, for which, or for the consequence of which, the carrier is not responsible by statute, contract or otherwise, the cargo, shippers, consignees or owners of the cargo shall contribute with the carrier in general average to the payment of any sacrifices, losses or expenses of a general average nature that may be made or incurred and shall pay salvage and special charges incurred in respect of the cargo.”

“If a salving ship is owned or operated by the carrier, salvage shall be paid for as fully as if the said salving ship or ships belonged to strangers. Such deposit as the carrier or his agents may deem sufficient to cover the estimated contribution of the cargo and any salvage and special charges thereon shall, if required, be made by the cargo, shippers, consignees or owners of the cargo to the carrier before delivery.”

Charterer shall procure that all bills of lading issued under this Charter shall contain a provision in the foregoing terms, to be applicable where adjustment of general average is made in accordance with the laws and practice of the United States of America.

Execution version re Hull 1689

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

41.	Clause Paramount

Charterer shall procure that all bills of lading issued pursuant to this Charter shall contain the following clause:

“(1) Subject to sub-clause (2) or (3) hereof, this bill of lading shall be governed by, and have effect subject to, the rules contained in the International Convention for the Unification of Certain Rules relating to Bills of Lading signed at Brussels on 25th August 1924 (hereafter the “Hague Rules”) as amended by the Protocol signed at Brussels on 23rd February 1968 (hereafter the “Hague-Visby Rules”). Nothing herein contained shall be deemed to be either a surrender by the carrier of any of his rights or immunities or an increase of any of his responsibilities or liabilities under the Hague-Visby Rules.”

“(2) If there is governing legislation which applies the Hague Rules compulsorily to this bill of lading, to the exclusion of the Hague-Visby Rules, then this bill of lading shall have effect subject to the Hague Rules. Nothing herein contained shall be deemed to be either a surrender by the carrier of any of his rights or immunities or an increase of any of his responsibilities or liabilities under the Hague Rules.”

“(3) If there is governing legislation which applies the United Nations Convention on the Carriage of Goods by Sea 1978 (“Hamburg Rules”) compulsorily to this bill of lading to the exclusion of the Hague-Visby rules, then this bill of lading shall have effect subject to the Hamburg Rules. Nothing herein contained shall be deemed to be either a surrender by the carrier of any of his rights or immunities or an increase of any of his responsibilities or liabilities under the Hamburg Rules.”

“(4) If any term of this bill of lading is repugnant to the Hague-Visby Rules, or Hague Rules or Hamburg Rules, if applicable, such term shall be void to that extent but no further.”

“(5) Nothing in this bill of lading shall be construed as in any way restricting, excluding or waiving the right of any party or person to limit his liability under any available legislation and/or law.”

42.	Rules and Regulations; Trading; Pollution

(a)

In the event of any modifications, changes in specification, structural changes or new equipment (collectively, “Changes”) becoming compulsory for the continued operation of the Vessel by reason of new class requirements or national or international regulations (including, but not limited to, amendments to the United States Oil Pollution Act, 1990) coming into effect after the date hereof, Owner Shall promptly give Charterer written notice thereof (a “Changes Notice”). The Changes Notice shall state the nature of all Changes covered by the notice as well as the amount and detail of the costs therefor. Owner shall consult with Charterer regarding the necessity, timing and nature of the work required to effect such Changes. Owner shall use all reasonable efforts to minimize the need for and the cost of Changes. In respect of the costs incurred pursuant to this Clause 42(a) which are LNG Carrier Changes (as defined below), Charterer shall be responsible for the cost of such LNG Carrier Changes up to an amount equal to the USD *****multiplied by the lesser of: (i) ***** and (ii) *****(the “Charterer’s Maximum LNG Carrier Changes”). Owner shall be responsible for any cost of LNG Carrier Changes in excess of Charterer’s Maximum LNG Carrier

Execution version re Hull 1689

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

Changes. Charterer shall be responsible for the full cost of Changes which are not LNG Carrier Changes. Any costs to be borne by Charterer in accordance with this Clause 42(a) shall be paid, in Charterer’s option, either in cash against presentation of invoices for the relevant modifications or by way of adjustment to the hire payable hereunder in accordance with Schedule III to this Charter. In this Clause 42(a), “LNG Carrier Changes” means any Changes which apply to the Vessel and which also apply to a conventional LNG carrier which does not have regasification capability.

(b)	If the Vessel can continue its service under this Charter, based upon an adjusted trading pattern and voyage planning determined by Charterer in its sole discretion, without the necessity for effecting such Changes, Charterer shall have the right to continue this Charter without such Changes.

(c)	If Charterer does not advise Owner in writing of an adjusted trading pattern and voyage planning within ***** days of the Changes Notice, Owner shall proceed with the Changes.

(d)	Without prejudice to Clauses 14(a) or 24, Charterer accepts any limitations placed at any time during the period of this Charter on trading by the Flag State or the state in which the effective management of the Vessel is exercised; provided, however, that if any such limitation imposed by the Flag State impairs the ability of the Vessel to conduct the carriage of LNG under this Charter, and if a change in the Vessel’s registration could remove or alleviate such impairment, then the Vessel’s registration shall be changed to another jurisdiction mutually agreed between Charterer and Owner. The cost of change of flag shall be for Charterer’s account.

(e)	Subject to the other provisions of this Clause 42, Owner shall comply with (and shall ensure that the Vessel complies with) all financial capability, responsibility, security or like laws, regulations and/or other requirements of whatever kind with respect to pollution damage (including compliance with the United States Oil Pollution Act 1990, as amended or as it may be amended from time to time, when the Vessel is trading with ports in the United States and, when the Vessel is trading elsewhere, the International Convention on Civil Liability for Oil Pollution Damage, 1969, as amended by the 1992 Protocol and the 2000 Amendments and as may be further amended from time to time) in effect on the date of this Charter which are applicable to the Vessel entering, leaving, remaining at or passing through any places or waters in the performance of this Charter. Owner shall make all arrangements by bond, insurance or otherwise and take all such other action as may be necessary to satisfy such laws, regulations and/or other requirements. All costs and expenses incurred in complying with this Clause 42(e) shall be operating costs for the purposes of Schedule III.

Execution version re Hull 1689

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

43.	Export Restrictions

The master shall not be required or bound to sign bills of lading for the carriage of cargo to any place to which export of such cargo is prohibited under the laws, rules or regulations of the country in which the cargo was produced and/or shipped.

Charterer shall procure that all bills of lading issued under this Charter shall contain the following clause:

“If any laws rules or regulations applied by the government of the country in which the cargo was produced and/or shipped, or any relevant agency thereof, impose a prohibition on export of the cargo to the place of discharge designated in or ordered under this bill of lading, carriers shall be entitled to require cargo owners forthwith to nominate an alternative discharge place for the discharge of the cargo, or such part of it as may be affected, which alternative place shall not be subject to the prohibition, and carriers shall be entitled to accept orders from cargo owners to proceed to and discharge at such alternative place. If cargo owners fail to nominate an alternative place within ***** hours after they or their agents have received from carriers notice of such prohibition, carriers shall be at liberty to discharge the cargo, or such part of it as may be affected by the prohibition, at any safe place on which they or the master may in their or his absolute discretion decide and which is not subject to the prohibition, and such discharge shall constitute due performance of the contract contained in this bill of lading so far as the cargo so discharged is concerned.”

The foregoing provision shall apply mutatis mutandis to this Charter, the references to a bill of lading being deemed to be references to this Charter.

44.	Safe Navigation Clause

In the interests of safety, Owner will recommend that the Master observe the recommendations as to traffic separation and routing as issued from time to time by the International Maritime Organization and the rules promulgated by the Flag State of the Vessel or the state in which the effective management of the Vessel is exercised.

45.	Cargo Management; Filling Level Restrictions

(a)	The Vessel shall trade and operate under this Charter at all times, including, without limitation, when the Vessel is connected to the Buoy System during any Discharge Period, with her cargo tanks loaded in an amount within the tolerances permitted by the Classification Society and within the filling level restrictions stipulated by the guidelines of the Classification Society and GTT for the Vessel’s safe operation and cargo management. In addition, for the duration of any period when the Vessel is connected to the Buoy System, the Vessel shall be operated in accordance with the provisions of paragraph 12 of Appendix I to Schedule I and the operational limitations relating to tank discharge sequences and cargo re-distribution routines set out in the SRV Operating Manual. Any time lost by reason of the Vessel not being able to remain connected to the Buoy System and/or to discharge LNG or regasified LNG as a consequence of Owner’s adherence to such guidelines relating to the management of the Vessel’s cargo and filling level restrictions shall count as time on-hire.

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(b)	Owner shall have the right, at any time following an instruction from Charterer, to reject such an instruction if to comply with such instruction would, in the master’s sole discretion, result in a breach of the limitations specified by either the Classification Society, GTT, the laws or regulations of the Vessel’s Flag State, or the guidelines set forth in the SRV Operating Manual. Any damage to the Vessel’s cargo tanks and their insulation caused by the Vessel’s non-compliance with the provisions of Clause 45(a), and the time taken to repair damage, shall be for Owner’s account.

46.	Boil-off

Subject to Clauses 24(g) and 27(c)(ii), Owner shall be entitled to use boil-off from the LNG being transported at no cost to Owner. Owner shall use reasonable endeavors to minimize boil-off. Charterer may, at its option, require a greater boil-off to be used as fuel (within the capability of the Vessel and subject to considerations of safety as determined by the master) by so informing the master and Owner.

47.	Purging and Cool Down

(a)	Charterer shall provide, without cost to Owner, sufficient LNG to purge and cool down the cargo tanks and other handling systems to the temperature necessary to commence loading, together with a suitable return gas line to the shore facility upon the arrival of the Vessel at the loading port prior to first loading of the Vessel hereunder and following any scheduled dry docking. The Vessel shall be on-hire during any such purging and cool down operation which shall be without any cost to Owner. If purging and/or cool down is required for any other reason attributable to Charterer, Charterer shall provide, without cost to Owner, sufficient LNG to purge and/or cool down the cargo tanks and other handling systems to appropriate temperature as determined by Charterer, and the Vessel shall remain on hire during any such purging and cooling down operation. Charterer shall also provide without charge LNG required for purging and cooling the Regasification Components as necessary to discharge regasified LNG.

(b)	If purging and/or cool down in any other circumstances (including unscheduled dry-docking or other exceptional circumstances) is required by Owner (for Owner’s purposes) Charterer shall provide sufficient LNG to purge and/or cool down the cargo tanks and other handling systems to appropriate temperatures as determined by Owner, but Owner shall bear the cost and time of such purging/cool down, and shall pay Charterer for any LNG provided at the LNG F.O.B. price at the loading port. Owner shall be credited for any gas detected as liquid (LNG) at the Vessel’s tank(s) bottom.

(c)	Owner, the master and Charterer shall agree from time to time based on current experience as to the quantity of LNG to be retained on board following cargo

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discharge for the purpose of cooling and propulsion on the ballast voyage so as to permit the Vessel to arrive at the next loading berth in a ready-to-load condition. If no such agreement can be reached, said quantity shall be as established by an independent surveyor knowledgeable in the transportation of LNG chosen by Charterer in consultation with Owner. Owner and the master shall cooperate with Charterer to manage retained LNG for cargo tank cooling in accordance with Charterer’s reasonable instructions.

48.	Nitrogen and Inert Gas

The supply of inert gas and nitrogen shall be the responsibility of Owner, but the cost of fuel for same shall be for Charterer’s account.

49.	Measuring Devices

Owner shall equip the Vessel with ullage tables, gauges and devices for measuring temperature, level and pressure, and gauges and devices suitable for accurately measuring regasified LNG, which are acceptable to governmental authorities and the parties in the trade in which the Vessel is engaged and which are customarily maintained on board LNG carriers, including SRVs. Such tables, gauges and devices shall be accurate and reliable in their practical application and shall comply with the maximum permissible tolerances provided for in Schedule I. Compliance with the foregoing shall be certified by an internationally recognized independent marine surveyor chosen by Owner and approved by Charterer. From time to time as requested by Charterer (but not to exceed the period between the Vessel’s normal dry-dockings for items (i) and (ii) below), in a manner which avoids undue interference with normal operation of the Vessel, Owner shall arrange for:

(i)	testing the accuracy of the instrumentation described above;

(ii)	the recalibration of such instruments; and

(iii)	the recalibration and recertification of tank gauge tables.

Such testing and recalibration shall be done using LNG industry approved methods. All costs incurred in relation to such testing and recalibration under (i), (ii) and (iii) above shall be an operating cost pursuant to Schedule III.

50.	Sampling and Measuring of Cargo

Charterer or its representatives shall have the right to attend measurements, take samples, and read and record indications from the cargo instrumentation during loading and discharging operations. At Charterer’s request, from time to time, Owner shall ensure that LNG samples are transported on the Vessel and are properly stored during the voyage and delivered to purchasers and/or suppliers of LNG upon arrival at the termination of the voyage.

Execution version re Hull 1689

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

51.	Drawings, Specifications and Modifications

(a)	Owner shall provide to Charterer one (1) true copy of each instruction manual and any other plans, drawings, designs and specifications for the Vessel as Charterer shall reasonably request with respect to ship to shore interface. Owner shall furnish to Charterer full information on the type and accuracy of heel and trim gauges for use with tank calibration tables and of such measuring instruments used for level, temperature and density of LNG as are fitted on board.

(b)	After the Delivery Date, Owner shall cause such other changes to be made to the Vessel as Charterer may from time to time reasonably request; provided, however, that Owner shall not be obligated to approve, make or cause to be made any changes which would conflict with applicable rules or regulations of governmental authorities, the Vessel’s Classification Society, or applicable international organizations, or which in the reasonable opinion of Owner would affect the ability to comply with its obligations as to performance and maintenance contained in this Charter. All costs incurred as a result of such changes shall be borne by Charterer in accordance with Schedule III. Owner and Charterer shall consult as to the timing and the nature of the work required. Time taken to pursue any such work shall count as time on-hire hereunder.

52.	Taxes

(a)	All payments of hire and other payments made by Charterer to Owner under this Charter shall be made without deduction or withholdings whatsoever in respect of Taxes imposed on such hire or other payment by any country (or any taxing authority thereof or therein) where loading or discharging of LNG takes place or where the Vessel is located or through which it travels, or where Charterer is organised, does business or has a fixed place of business, or where Charterer makes payments under this Charter, unless Charterer is required by applicable law to make any such deduction or withholding, in which event, except as provided in Clause 52(c), the amount payable hereunder in respect of hire shall be increased by an amount (an “Additional Amount”) so that the amount received by Owner net of such Tax, deduction or withholding shall be the amount that would have been received but for such deduction or withholding. Charterer shall deduct the legally required amount of withholding Tax and shall pay such Tax over to the relevant taxing authority and shall provide Owner with an original receipt evidencing payment of such Taxes within ***** business days of payment of such Tax.

All payments made by Owner to Charterer under this Charter shall be made without deduction or withholdings whatsoever in respect of Taxes imposed on such payment by any country (or any taxing authority thereof or therein) where Owner is organized, does business or has a fixed place of business, or where Owner makes payments under this Charter, unless Owner is required by applicable law to make any such deduction or withholding, in which event, the amount payable hereunder shall be increased by an amount an (“Additional

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

Amount”) so that the amount received by Charterer net of such Tax, deduction or withholding shall be the amount that would have been received but for such deduction or withholding. Owner shall deduct the legally required amount of withholding Tax and shall pay such Tax over to the relevant taxing authority and shall provide Charterer with an original receipt evidencing payment of such Taxes within ***** business days of payment of such Tax.

(b)	Except as provided in Clause 52(c), if Taxes are imposed on Owner (or any successor or affiliate) or the Vessel in respect of hire under this Charter, Charterer will, on written demand by Owner, indemnify and hold harmless Owner (or any successor or affiliate) against such Taxes imposed by any country (or any taxing authority thereof or therein) where loading or discharging of LNG takes place or where the Vessel is located or through which it travels, or where Charterer is organised, does business or has a fixed place of business, or where Charterer makes payments under this Charter.

(c)	Charterer’s obligations under Clauses 52(a) and (b) are limited by the following:

(i)	Charterer’s obligations relate only to Taxes or withholdings or deductions of Tax in respect of hire earned hereunder, and arise only out of the Vessel’s service under this Charter, not out of or in relation to any other business activities of Owner unrelated to this Charter in or with respect to the relevant taxing jurisdiction.

(ii)	Charterer shall not be responsible for any Tax that would not be imposed but for Owner’s being organized in or resident of, having a present or former office, principal or fixed of business or agency (excluding any office, principal or fixed place of business or agency existing or deemed to exist as a result of Owner’s or Charterer’s activities in connection with the performance of its obligations under this Charter, except for any office, principal or fixed place of business or agency existing or deemed to exist as a result of or in connection with Owner’s regasification activities contemplated under this Charter) in the jurisdiction imposing the Tax.

(iii)	Charterer shall not be responsible for any Taxes, withholding or deduction imposed by the Vessel’s country of registry to the extent such Taxes are imposed solely as a result of the Vessel being registered in such country.

(iv)	Charterer shall not be responsible for any Taxes imposed under Section 887 of the Code except if such Tax is imposed as a result of the Vessel being used in a manner that does not constitute the “international operation of ships” within the meaning of Section 883 of the Code or as a result of Charterer’s failure to meet its obligations under this Charter.

(v)	Charterer shall not be responsible for any Taxes imposed under Section 884 of the Code.

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

(vi)	For purposes of this Clause 52(c)(vi), the term “Listed Country” means a country listed on Appendix 1 to Schedule I as the location of a “Loading Terminal” under Clause 1(a) of such Appendix or “Unloading Terminal” under Clause 1(b) of such Appendix. Charterer shall not be obligated to indemnify Owner for Taxes under this Clause 52 to the extent that such Taxes are imposed by a Listed Country and such Taxes would not have been imposed had Owner been a tax resident of Norway and had benefited from any of the shipping article, the business profits article, the permanent establishment article, or other relevant provisions of a double tax treaty between Norway and the Listed Country imposing the Tax, as such treaty is in effect from time to time, except if such Tax is imposed as a result of Charterer’s failure to meet its obligations under this Charter.

(d)	In case Charterer is obligated to indemnify for Taxes pursuant to Clause 52(b), Owner shall promptly provide Charterer with an accounting of any indemnifiable Taxes payable by the indemnified party and if the indemnified party shall have paid the Taxes to be indemnified shall provide Charterer with a copy of accurate official receipts from the appropriate governmental or taxing authority, if available, or other documents showing the amount of the above Taxes paid by Owner.

(e)	Owner shall use all reasonable efforts to reduce or avoid withholdings and deductions which would otherwise become the obligation of Charterer hereunder.

(f)	Taxes indemnified hereunder shall be paid within ***** business days of demand by Owner.

53.	Law and Arbitration

This Charter shall be construed and the relations between the parties determined in accordance with the laws of England. The foregoing notwithstanding, no term of this Charter is enforceable under the Contracts (Rights of Third Parties) Act 1999 by a person who is not a party to it.

All disputes or differences arising out of or under this Charter which cannot be amicably resolved shall be referred to arbitration in London.

Unless the parties agree upon a sole arbitrator within ***** days of one party requiring the other to do so, each party shall appoint its own arbitrator. The arbitrators so appointed shall appoint a third arbitrator and the reference of any such dispute shall be to the 3-man tribunal thus constituted.

If either of the appointed arbitrators refuses to act or is incapable of acting, the party who appointed him shall appoint a new arbitrator in his place.

If one party fails to appoint arbitrator, whether originally or by way of substitution, within ***** ***** weeks after the other party has appointed his arbitrator, and such other party has (by telex, fax or letter) called upon the defaulting party to make the appointment, the President for the time being of the International Chamber of Commerce (“ICC”) shall, upon application of the other

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

party, appoint an arbitrator on behalf of the defaulting party and that arbitrator shall have the like powers to act in the reference and make an award (and, if the case so requires, the like duty in relation to the appointment of a third arbitrator) as if he had been appointed by the defaulting party in accordance with the terms of this Charter.

The ICC Rules of Arbitration (the “ICC Rules”) in force at the time when the arbitration proceedings are commenced shall apply to any arbitration arising in connection with this Charter; provided, however, that where the amount in dispute does not exceed the sum of ***** United States Dollars (US$*****) (or such other sum as the parties may agree) any dispute shall be resolved in accordance with the Guidelines for Arbitrating Small Claims under the ICC Rules.

54.	Construction

The headings have been included in this Charter for convenience of reference and shall in no way affect the construction hereof.

55.	Custody Transfer and Calibration/Tank Tables

The cargo quantity measurement for custody transfer purposes, irrespective of whether the Vessel operates, and discharges LNG, as a conventional LNG-carrier or whether the Vessel operates, and discharges regasified LNG, as an SRV, shall be based on measurements and sampling using the Vessel’s LNG cargo tank level measuring equipment (using the “ship figures in/out” principle).

Owner shall cooperate with Charterer in matters relating to and arising out of written requirements and procedures of Charterer for the sampling and measuring of cargo and the testing of the Vessel’s custody transfer equipment. Owner shall permit Charterer or its representatives or its affiliates to be present at the time when the custody transfer is taking place and at a time when the LNG cargo tanks are routinely inspected and calibration checks are made to the custody transfer equipment. In the event that any of the Vessel’s custody transfer equipment is found to be incorrect or if the accuracy of any parts fails to meet the applicable tolerances as provided in Schedule I, then Owner shall take all necessary steps, as soon as may be convenient to Charterer, to remedy the incorrectness or inaccuracy to the satisfaction of an approved measurer, the cost of recalibration of cargo tanks and the cost of necessary repairs to custody transfer equipment shall be an operating cost forming part of the Variable Element under Schedule III.

If the validity of the tank tables is reasonably questioned, Charterer may require recalibration of the LNG tank or tanks which shall be carried out during routine dry-docking or during a repair period of sufficient duration or sooner if Charterer so requests and Owner consents, such consent not to be unreasonably withheld, conditioned or delayed. If the tank tables are found to be incorrect by more or less than ***** of one percent (*****%), then the time and cost of such recalibration shall be for Owner’s account, but if not, the time lost and any costs shall be borne by Charterer.

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56.	Drug and Alcohol Clause

Owner warrants that they have a policy on drug and alcohol abuse applicable to the Vessel which meets or exceeds the standards in the Oil Companies International Marine Forum Guidelines for the Control of Drugs and Alcohol Onboard Ship (the “Policy”). Under the Policy, alcohol impairment shall be defined as a blood alcohol content of 40mg/100ml or greater, the appropriate seafarers to be tested shall be the Vessel’s officers and the drug/alcohol testing and screening shall include unannounced testing in addition to periodic testing. An objective of the Policy should be that the frequency of the unannounced testing be adequate to act as an effective abuse deterrent, and that all officers be tested at least once a year through a combined program of unannounced testing and routine medical examinations.

Owner further warrants that the Policy will remain in effect during the term of this Charter and that Owner shall exercise due diligence to ensure that the Policy is complied with. It is understood that an actual impairment or any test finding of impairment shall not in and of itself mean Owner has failed to exercise due diligence.

57.	Pollution and Emergency Response

Owner shall advise Charterer of organizational details and names of Owner’s personnel together with their relevant email addresses and telephone/facsimile numbers, including the names and contact details of qualified individuals who may be contacted on a 24-hour basis in the event of bunker spills or other emergencies as required by the U.S. Oil Pollution Act 1990.

58.	ISPS Code; Maritime Transportation Security Act

This Clause 58 makes reference to the International Ship and Port Facility Security Code and the relevant amendments to Chapter XI of SOLAS (the “ISPS Code”) and the US Maritime Transportation Security Act 2002 (the “MTSA”).

(a)	(i)	At all times during the Term of this Charter, Owner shall procure that the Vessel, “the Company” (as defined by the ISPS Code) and the “owner” (as defined in the MTSA) (together with Owner, the “Responsible Parties”) shall comply with the requirements of the ISPS Code and the MTSA relating to the Responsible Parties. Upon request, Owner shall provide documentary evidence of compliance with this Clause 58(a)(i).

	(ii)	an Except as otherwise provided in this Charter, loss, damage, expense or delay caused by failure on the part of the Responsible Parties to comply with the requirements of the ISPS Code, the MTSA or this Clause 58 shall be for Owner’s account.

(b)	(i)	Charterer shall provide Owner and the Vessel’s master with its full style contact details and shall ensure that the contact details of all sub-charterers, if any, are likewise provided to Owner and the Vessel’s master. Furthermore, Charterer shall ensure that any sub-charter it enters into during the Term of this Charter contains the following provision:

“Charterer shall provide Owner with its full style contact details and, where sub-letting is permitted under the terms hereof, shall ensure that the contact details of all sub-charterers are likewise provided to Owner.”

	(ii)	Except as otherwise provided in this Charter, loss, damage, expense or delay caused by failure on the part of Charterer to comply with this Clause 58(b) shall be for Charterer’s account.

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(c)	Notwithstanding anything else contained in this Charter, costs or expenses related to security regulations or measures required by the port facility or any relevant authority in accordance with the ISPS Code and/or the MTSA including, but not limited to, security guards, launch services, tug escorts, port security fees or taxes and inspections, shall be for Charterer’s account, unless such costs or expenses result solely from Owner’s negligent act or omission, in which case such costs or expenses shall be for Owner’s account. All measures required by Owner to comply with the security plan required by the ISPS Code and the MTSA shall be for Owner’s account.

(d)	Notwithstanding any other provision of this Charter, the Vessel shall not be off-hire where there is a loss of time caused by Charterers’ failure to comply with the ISPS Code or the MTSA.

(e)	If either party makes any payment which is for the other party’s account according to this Clause 58, the other party shall indemnify the paying party.

59.	Temperature of Tanks on Arrival at Loading Port

In the event that the arrival temperature of the cargo tanks is higher than specified in Schedule I for any reason other than one causing the Vessel to be off-hire pursuant to Clause 24, the extra time and LNG required to cool the cargo tanks shall be for Charterer’s account.

60.	Notices

(a)	Whenever written notices are required to be given by either party to the other party, such notices shall be sent by registered mail, courier, telex or telefax or delivered by hand to the following addresses:

Notice to Charterer:

SUEZ LNG TRADING SA

76 avenue de la Liberté

L-1930 Luxembourg,

Grand Duché de Luxembourg

Fax: +352 264 843 13

Attn: Managing Director

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With a copy to:

Suez Global LNG Ltd.

101 Wigmore Street, 3rd Floor

London WIU 1QU (United Kingdom)

Fax: +44 207 915 3911

Attn: Senior VP - Shipping and Operations

Email-: operations@suezlng.com

Notice to Owner:

SRV JOINT GAS LIMITED

c/o Höegh LNG AS

Drammensveien 134

P.O. Box 4 Skoyen

0212 Oslo, Norway

Fax: +47 21039013

Attn: Executive Vice-President

Email: hlng@höegh.com

With a copy to:

Mitsui O.S.K. Lines, Ltd.

1-1, Toranomon 2-Chome, Minato-ku

Tokyo 105-8688, Japan

Fax : +81-3-3587-7737

Attn: General Manager, LNG Carrier Division

Email: lgemo@mail.mol.co.jp

or to such other addresses as the parties may respectively from time to time designate by notice in writing. Any failure to transmit a copy of the notice to a party listed as entitled to receive a copy shall not in any way affect the validity of any notice otherwise properly given as provided in this Clause 60.

(b)	Any notice required under this Charter to be given in writing shall be deemed to be duly received only:

(i)	in the case of a telex, at the time of transmission recorded on the message if such time is within normal business hours between 9:00 a.m. and 5:00 p.m. on a working day at the place of receipt, otherwise at the commencement of normal business hours on the next working day at the place of receipt, subject in both cases to an acknowledgment being received by automatic telex answer back response.

(ii)	In the case of a letter, whether delivered in course of the post or by hand or by courier, at the date and time of its actual delivery if within normal business hours between 9:00 a.m. and 5:00 p.m. on a working day at the place of receipt, otherwise at the commencement of normal business on the next working day.

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(iii)	In the case of a telefax, at the time of transmission recorded on the message if such time is within normal business hours between 9:00 a.m. and 5:00 p.m. on a working day at the place of receipt, otherwise at the commencement of normal business hours on the next working day at the place of receipt, subject in both cases to an acknowledgment being received by telefax.

61.	Non-Waiver

No act, omission, course of dealing, forbearance, indulgence, approval or delay by Owner or Charterer in exercising their rights hereunder (whether pursuant to any default of the other party or otherwise), or in enforcing any of the terms or conditions of this Charter, nor any granting of time, shall prejudice or affect or be in derogation of the, rights and remedies of such party hereunder and no such matter shall be treated as evidence, or constitute a waiver, of any rights of Owner or Charterer as the case may be.

62.	Prior Agreements

From the date of effectiveness, this Charter together with the Charter for Vessel Hull Number 1688 and the agreement regarding the option for a third vessel executed by the Parties contemporaneously with this Charter comprises the full and complete agreement of the parties with respect to the shipping arrangements between the parties (and Neptune LNG LLC) and supersedes all prior communications, understandings and agreements between the parties (and Neptune LNG LLC), whether written or oral, expressed or implied, with regard to said subject matter.

63.	Consequential Damages

Notwithstanding any other provisions of this Charter, neither Charterer nor Owner shall be liable, one against the other, for any consequential, punitive or special damages arising out of, or in any way connected to, the performance of this Charter, including without limitation loss of profit, earnings, use or production and in respect of compensation for any liabilities or damages incurred by either Charterer or Owner to third parties; provided, however, that for the purposes of this Clause 63, consequential damages shall not include any provisions in this Charter which provide for payments of money.

64.	Commissions

Charterer represents and warrants that there are no commissions or brokers’ fees payable by Charterer in connection with this Charter. Owner represents and warrants that there are no commissions or brokers’ fees payable by Owner in connection with this Charter.

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

65.	Owner’s Default

In the event that any of the following shall occur:

(a)	Owner suspends payment of its debts or is unable to pay its debts;

(b)	Owner passes a resolution, commences proceedings or has proceedings commenced against them (which are not stayed within ***** days of service thereof on Owner) in the nature of bankruptcy, composition, arrangement, reorganization, a general assignment for the benefit of their creditors or other scheme resulting from insolvency or for its liquidation or for the appointment of a receiver, trustee in bankruptcy or liquidator;

(c)	Owner’s Guarantee to be in full force and effect (unless, within ***** days thereafter, a replacement guarantee equal in value to Owner’s Guarantee and given by a person or entity acceptable to Charterer is substituted for Owner’s Guarantee no longer in effect); or

(d)	Guarantor takes or suffers to be taken against it any of the actions set forth in (a) or (b) above;

then, unless any of the above are caused by a failure of Charterer to pay hire when due, Charterer may, at its absolute discretion, terminate this Charter, whereupon Owner shall immediately reimburse Charterer for any hire paid and not earned and any other sums to which Charterer is entitled under this Charter and, without prejudice to any other right or claim Charterer may have against Owner, Charterer may, at its option, which shall be exercised upon notice to Owner given not less than ***** days prior to the date Charterer desires the bareboat charter to become effective, convert the Charter into a bareboat charter and operate the Vessel instead at its sole risk and for its own account. If Charterer exercises its option to bareboat charter the Vessel, then the bareboat charter shall be based on the BARECON 2001 form of charterparty under terms substantially similar, mutatis mutandis, to those in this Charter and for a term commencing as of the date and time the Vessel is delivered to Charterer or its designee under the bareboat charter and continuing for a period equal to the then unexpired portion of the Term, and Charterer may appoint a manager of its own choice (subject to such manager having personnel experienced in the operation of LNG carriers). Charterer shall be required to pay hire under such bareboat charter at a daily rate equal to the Fixed Element.

66.	Specific Performance

Owner acknowledges and agrees that the Vessel, given its operation as an SRV, constitutes a unique property, that damages for Owner’s breach of contract would be difficult or impossible to ascertain, that Charterer has no clear and adequate remedy at law and that as a remedy for Owner’s breach Charterer has, to the extent permitted by law or equity, the right (exercisable in its sole discretion) to demand and obtain specific performance of this Charter. As part of pursuing such remedy of specific performance Charterer may pursue such other remedies as Charterer may have under the terms of this Charter or in equity. The foregoing is subject to the following:

(a)	nothing in this Clause 66 shall reduce the burden of proof necessary for Charterer to establish a breach of this Charter by Owner;

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

(b)	any order for specific performance shall, to the extent permitted by law or equity, be subject to and give effect to the Consent & Agreement; and

(c)	for the avoidance of doubt, no damages shall be granted in respect of breaches of this Charter for which specific performance has been granted.

67.	Charterer’s Default

In the event that either of the following shall occur:

(a)	Charterer suspends payment of its debts or is unable to pay its debts; or

(b)	Charterer passes a resolution, commences proceedings or has proceedings commenced against it (which are not stayed within ***** days of service thereof on Charterer) in the nature of bankruptcy, composition, arrangement, reorganization, a general assignment for the benefit of its creditors or other scheme resulting from insolvency or for its liquidation or for the appointment of a receiver, trustee in bankruptcy liquidator;

then, unless any of the above are caused by a failure of Owner to perform fully its obligations under this Charter, Owner may, at its absolute discretion, terminate this Charter without prejudice to any other rights Owner may have under this Charter or otherwise.

68.	Liability & Indemnity

(a)	Owner shall be under no liability whatsoever to Charterer, Charterer’s Representatives or their estates (“Charterer’s Group”) for their death or personal injury during the time when they are engaged in the activities contemplated under this Charter unless death or personal injury is caused, in whole or in part, by the gross negligence or willful misconduct of Owner, its employees or its agents (“Owner’s Group”). Owner shall, likewise, be under no liability to any member of Charterer’s Group in respect of damage to, or loss or destruction of, their personal property unless such damage to, or loss or destruction of, personal property is caused by the gross negligence or willful misconduct of any member of Owner’s Group.

(b)	Charterer shall be under no liability whatsoever to any member of Owner’s Group for their death or personal injury during the time when they are engaged in the activities contemplated under this Charter unless death or personal injury is caused, in whole or in part, by the gross negligence or willful misconduct of a member of Charterer’s Group. Charterer shall, likewise, be under no liability to any member of Owner’s Group in respect of damage to, or loss or destruction of, their personal property unless such damage to, or loss or destruction of, personal property is caused by the gross negligence or willful misconduct of any member of Charterer’s Group.

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(c)	Charterer shall indemnify and hold harmless any member of Owner’s Group in respect of the claims and liabilities set forth in Clause 68(a) except in respect of such claims and liabilities arising from death or personal injury, or in respect of damage to, or loss or destruction of the personal property of, any member of Charterer’s Group caused, in whole or in part, by the gross negligence or willful misconduct of such member of Owner’s Group and Owner shall indemnify and hold harmless any member of Charterer’s Group in respect of the claims and liabilities set forth in Clause 68(b) except in respect of such claims and liabilities arising from death or personal injury, or in respect of damage to, or loss or destruction of the personal of, any member of Owner’s Group caused, in whole or in part, by the gross negligence or willful misconduct of such member of Charterer’s Group.

69.	Corporate Guarantees

Simultaneously with the execution of this Charter Höegh LNG Ltd. and Mitsui O.S.K. Lines, Ltd. (the “Owner’s Guarantors”) have guaranteed the performance by Owner of Owner’s obligations under this Charter by a guarantee in the form set out in Schedule XI (the “Owner’s Guarantee”); provided that any payment liability of the Owner’s Guarantors under the Owner’s Guarantee shall be several and proportionate to their respective beneficial ownership share of Owner, but the guarantee of performance shall be joint and several.

70.	Confidentiality

The parties agree to keep the terms and conditions of this Charter (the “Confidential Information”) strictly confidential; provided, however, that a party may disclose Confidential Information in the following cases:

(a)	It is already known to the public or becomes available to the public other than through the act or omission of the disclosing party;

(b)	It is required to be disclosed under applicable law or by a governmental order, decree, regulation or rule (provided that the disclosing party shall give written notice of such required disclosure to the other party prior to the disclosure);

(c)	In filings with a court or arbitral body in proceedings in which the Confidential Information is relevant and in discovery arising out of such proceedings; or

(d)	To any of the following persons on a need to know basis:

(i)	a buyer or seller or a potential buyer or seller of LNG shipped or to be shipped on the Vessel;

(ii)	an Affiliated Company;

(iii)	employees, officers, directors and agents of the disclosing party or an Affiliated Company;

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(iv)	professional consultants retained by a disclosing party; or

(v)	financial institutions advising on, providing or considering the provision of financing to the disclosing party or an Affiliated Company;

provided, however, that the disclosing party shall exercise due diligence to ensure that no such person shall disclose Confidential Information to any unauthorized person or under any unauthorized circumstances. As used in this Clause 70, “Affiliated Company” means (A) a manager of the Vessel under Clause 3(c), (B) any person who directly or indirectly controls, is under common control with or is controlled by a party to this Charter, and (C) any person who is a shareholder (directly or indirectly) of a party to this Charter. For purposes of this Clause 70, “control” means the right to exercise more than fifty percent (50%) of the voting rights of the applicable person.

71.	Intellectual Property

Notwithstanding any provisions of Clause 71 below, the rights outlined by the parties shall in no manner affect the intellectual property rights that any third parties may have to the SRV or Regasification Technology.

(a)	Each party to this Charter (including any of such party’s Affiliated Companies) shall retain its ownership rights in all intellectual property that it may have shared with the other party as of the date of any termination of this Charter. For the avoidance of doubt:

(i)	each party shall own its intellectual property independently developed hereunder, and

(ii)	neither party shall act solely to obtain a patent for or purport to license any idea, design, drawing, or concept that addresses, relates to or incorporates any intellectual property received from the other party.

(b)	Notwithstanding any provision of Clause 71(a) above, and for the avoidance of doubt, the parties agree that each party (including any such party’s Affiliated Companies) shall independently have the right to use, employ, apply, incorporate and otherwise utilize the Regasification Technology for any use whatsoever, including, but not limited to, any other project involving regasification of LNG at any location throughout the world; provided, that neither party shall act solely to obtain a patent for or purport to license the Regasification Technology.

(c)	Owner hereby grants to Charterer a world-wide, royalty-free license to use the SRV Technology as related to and implemented on the Vessel during the Term of this Charter.

(d)

Owner shall defend and indemnify Charterer against any and all claims (including any costs and expenses of investigation or litigation, and further including any attorneys’ fees) by any third party who alleges that the construction or operation of the Vessel infringes any right claimed by the third party, including but not

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limited to patent rights, copyrights, trade secrets, industrial property, or trademarks. For purposes of Clause 24(a)(v), any third-party claim alleging an infringement of any right regarding the SRV Technology shall not be deemed the responsibility of, or the result of any action or inaction of, Charterer.

(e)	Notwithstanding anything to the contrary in this Clause 71 the provisions of this Clause 71 do not directly or indirectly limit or restrict the Charterer’s right to enter into arrangements with third parties for the charter, construction, use, purchase or employment of vessels of the same, or similar type as the SRV or any other on-board regasification vessel. In the event Charterer enters into any such arrangements with any third party, Owner shall not initiate claims or legal actions against Charterer or third parties which shall have the effect to restrict directly or indirectly Charterer’s aforesaid rights. However, Charterer acknowledges the obligations of Owner under Article XVII, paragraph 2 of the Building Contract and Charterer agrees not to take any action, or require Owner to take any action, which would put Owner in breach of its said obligations. Charterer shall indemnify and hold harmless Owner for all amounts property payable to the Builder, costs and expenses arising from any breach by Charterer of its obligations under the previous sentence.

72.	Buoy System; Port Liability

Owner acknowledges that Charterer, as owner of the Buoy System, may from time to time permit other regasification vessels other than vessels in the SRV Fleet to call at the Buoy System. As such, the Buoy System will be operated much like a shore-based regasification terminal with the possibility of third-party vessels calling thereat. In order to ensure an appropriate allocation of liability in the event of a casualty involving Owner, Charterer and/or a third-party vessel occurring at the Buoy System, Owner and Charterer shall execute a port liability agreement, the terms of which shall reasonably comport with those of other port liability agreements in use at major LNG import and export facilities and those acceptable to internationally recognized protection and indemnity associations. The incremental insurance cost, if any, incurred as a result of entering any such port liability agreement shall be borne in accordance with Clause 2(c) of Schedule IV. Charterer shall cause all third-party vessels calling at the Buoy System to execute such port liability agreement.

73.	Position Reporting System

Owner shall permit Charterer to access and utilize the “Purple Finder” position reporting system, provided that the system and its operation shall not adversely impact the safe operation of the Vessel.

74.	Safety Management

(a)	Owner shall operate:

(i)	a safety management system certified to comply with the International Safety Management Code (“ISM Code”) for the Safe Operation of Ships and for Pollution Prevention;

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

(ii)	a documented safe working procedures system (including procedures for the identification and mitigation of risks);

(iii)	a documented environmental management system; and

(iv)	a documented accident/incident reporting system compliant with flag slate requirements.

(b)	Owner shall submit to Charterer a monthly written report detailing all accidents/incidents (including casualties suffered by her crew and any other personnel on board) and environmental reporting requirements, and in regard to maintenance of and repairs to the Vessel.

(c)	Owner shall maintain Health Safety Environmental (“HSE”) records sufficient to demonstrate compliance with the requirements of Owner’s HSE system and of this Charter and Charterer reserves the right to confirm compliance with HSE requirements by audit of Owner.

(d)	Owner shall arrange, at its expense, for a SIRE inspection to be carried out as required by the Vessel’s trade.

75.	Models

Owner shall promptly provide to Charterer two (2) models of the Vessel.

76.	Conditions Precedent

The execution and delivery of this Charter notwithstanding, it shall be a condition precedent to the effectiveness of this Charter that Owner has received from Charterer, not later than 28 March 2007, a written notice in the form of Schedule XI indicating that Charterer has received all corporate approvals necessary to make this Charter effective.

77.	Confirmation of Execution and Delivery

Not later than ***** days following the execution and delivery of this Charter by Owner and Charterer, Owner shall send to Builder (with a copy to Charterer) a written notice confirming same.

Execution version re Hull 1689

IN WITNESS WHEREOF the parties have executed this Charter in triplicate as of the date above first written.

For and on behalf of Charterer:		Witness

/s/ IGNACE BRAECKMAN		/s/ H. BENKATBACH
Name:	Ignace Braeckman	H. Benkatbach
Title:	Director

For and on behalf of Charterer:		Witness

/s/ JAN BRACKENIER		/s/ H. BENKATBACH
Name:	Brackenier Jan	H. Benkatbach
Title:	Director

For and on behalf of Owner:		Witness

/s/ SVEINUNG STØHLE		/s/ Ø. BRUNO LARSEN
Name:	Sveinung Støhle	Ø. Bruno Larsen
Title:	Director

For and on behalf of Owner:		Witness

/s/ TAKESHI HASHIMITO		/s/ KENSUKE TANAKA
Name:	Takeshi Hashimito	Kensuke Tanaka
Title:	Director

Execution version re Hull 1689

SCHEDULE I

TO SRV LNG TIME CHARTER PARTY

DATED      MARCH 2007

MAIN PARTICULARS OF VESSEL / GAS FORM C

The below Information shall be verified throughout the construction phase of the Vessel.

1.1	PREAMBLE

Ship’s name	[TBN]

Owner	SRV Joint Gas Limited

Flag – Registry	NIS

Builder	Samsung Heavy Industries Co., Ltd., Korea

Delivery	30 April 2010

Class	X1A1 Tanker for Liquefied gas, ship type 2G (Membrane tank, Maximum pressure 25 kPaG, Minimum temperature -163°C), NAUTICUS (Newbuilding), PLUS-2, CSA-2, CLEAN, E0, F-AMC, ICS, TMON, DYNPOS-AUT, STL, BIS, NAUT-AW

GRT/NRT
International	97,100
Suez	[ TBN ]

Is vessel approved?
USCG	[ TBN ]
IMO	[ TBN ]

1.2	HULL

	Meters	Feet
LOA	280.00	918.64
LBP	270.00	885.83
Breadth	43.40	142.39
Depth	26.00	85.30

Schedule I – Page 1

Execution version re Hull 1689

Keel to highest	55.3	181.4

Air draught (folded mast)	40.4	132.5

Assumed ballast draught	9.6	31.5

Summer Load Line	12.4 m	Corresponding deadweight	80,600 mt
TPC at design draft 11.4 m		100.3 mt/cm

Mean draft with full bunkers and full cargo
Specific Gravity	Mean Draft	Corresponding DW
0.47 mt/m^3	11.64 m	73,143 mt

Communication equipment

International call sign	[ TBN ]

Radio station	[ TBN ]

Satcom B	[ TBN ]

- Telephone/telex	[ TBN ]

- Telefax	[ TBN ]

Satcom C Telex	[ TBN ]

1.3	MACHINERY

Main Engine
Type	Wartsila: 12L50DF x 3 units Wartsila: 6L50DF x 1 unit

Max Cont.	3 x 11,400 kW + 5,700 kW

Grade fuel used	Marine diesel oil (ISO 8217:1996, DMB), Boil-off gas Heavy Fuel Oil [TBN]

Schedule I – Page 2

Execution version re Hull 1689

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

Other machinery
Propeller	1 Fixed Pitch,

Bow Thrusters	2,000 kW x 2 units 6.6 kV, Controllable Pitch, 4-bladed, Ni-AI-Bronze

Stern Thrusters	1,200 kW x 2 units 6.6 kV, Controllable Pitch, 4-bladed, Ni-AI-Bronze

Speed/Consumption (propulsion power only)
Guaranteed speed (Round trip, Beaufort Force 5)	19.5 knots
Average consumption on guaranteed speed	***** tons MDO/day (main engine)
***** tons HFO/day (main engine)

Fuel consumption (for information only)
Loading:	*****tons/day
Discharging (conventional):	*****tons/day
Anchorage (MDO mode):	*****tons/day

Fuel consumption during regasified LNG discharge (for information only)
Regenerate (mmscuf/hr)	120	250	450	500	600	712.5	750
Regus rate (mt/hr)	101	210	378	420	504	599	630
Fuel consumption, NG (mt/day)	*****	*****	*****	*****	*****	*****	*****
Fuel consumption, MDO (mt/day)	*****	*****	*****	*****	*****	*****	*****

Note:

Gas consumption at DF engine(s) and 2 regas boilers based on Low Calorific Value (LCV) of 49,900 KJ/kg

Diesel oil consumption as pilot fuel at DF engine(s) based on Low Calorific Value (LCV) of 42,700 KJ/kg

Schedule I – Page 3

Execution version re Hull 1689

Permanent bunkers capacity
HFO	4,360 m^3	MDO/MGO	1,480 m^3

		TOTAL	5,840 m^3

1.4	CARGO INSTALLATION

Transportable products and respective quantities*)
Tank No.	20°C 100% M3	-163°C 98.5% M3	-163°C 98.5% MT S.G. 0.47	-163°C 70%L M3	-163°C 70%H M3	-163°C 10%L M3	-163°C 10%H M3
1	19,386	19,095	8,975	12,196	13,195	1,398	1,494
2	41,873	41,245	19,385	41,873	31,203	6,541	3,955
3	41,873	41,245	19,385	41,873	31,203	6,541	3,955
4	41,873	41,245	19,385	41,873	31,203	6,541	3,955

Total	145,004	142,829	67,130	137,814	106,804	21,022	13,359

*)	Approx. Figures per 5 April 2006 based on a cargo specific gravity of 470 kg/m^3

The cargo tank system is GTT Mark III, reinforced to all cargo tank area except tank bottom in accordance with GTT document N500 CR009.

Scantlings of the cargo tanks are based on a maximum density of cargo of 500 kg/m3.

Tank working pressure
Maximum pressure	25 kPa gauge
Minimum pressure	1 kPa guage
Minimum temperature acceptable in tanks	-163°C

Schedule I – Page 4

Execution version re Hull 1689

Acceptable cargo filling levels
Lower criteria	Below 10% of cargo tank length
Upper criteria	Above 70% of cargo tank height

Loading & discharging time for LNG	12 hours, excluding time for connecting, disconnecting, cooling down, topping up and custody transfer measurement

Discharging time for regasified LNG
Regas rate (mmscuf/hr)	120	250	450	500	600	712.5	750
Regas rate (mt/hr)	101	210	378	420	504	599	630
Regas duration (days)	26.0	12.5	7.0	6.3	5.2	4.4	4.2

1.5	CARGO MACHINERY

Cargo pumps	1,700 m^3/h @155 mlc x 8 units

Cargo pump location	2 in each cargo tank

Max permissible specific gravity	500 kg/m

Time for discharging full cargo using all cargo pumps against no backpressure	12 hours, excluding time for connecting, disconnecting, cooling down, topping up and custody transfer measurement

Unpumpable cargo volume	1,450 m^3

Heel LNG for cooling down	500 m^3

Fuel LNG for ballast voyage	3,300 m^3

Cargo remaining onboard in cargo tanks after completion pumping	5,250 m^3

Schedule I – Page 5

Execution version re Hull 1689

Spray pumps	50m^3/h@145 mlc x 4 units

Emergency cargo pump/LNG Feed Pump	650m^3/h@145 mlc x 3 units Located in tank No. 2, 3 and 4

High duty compressor	32,000m^3/h x 2 units
Low duty cargo compressor	3,000m^3/h x 2 units
Nitrogen plant	120 Nm^3 x 2 units
Insert gas plant	14,000 Nm^3/h x 1 unit

Composition of inert gas

Carbon dioxide, CO2	Max 14% by volume
Oxygen max., O2	1.0% by volume
Carbon monoxide max. ; CO	100 ppm
HC	0%
Soot	Bacharach 0
Sulphur oxides max., Sox	10 ppm
Nitrogen oxides max. ; NOx	100 ppm
Remainder	N2, H2, Air
Dewpoint	-45°C at atm.
Grade fuel used	DMA: ISO 8217
Discharge pressure	Max. 25 kPaG

State if any shore supply of liquid nitrogen may be required NO
May be required for purging of tanks and insulation spaces
What quantity?	0

Gas freeing
Can this operation be carried out to at sea?	Yes

Schedule I – Page 6

Execution version re Hull 1689

Heaters
Cargo Vapor Heater (warm-up)	25,000 m^3/h x 2 units (-120°C to 0°C)
Cargo Vapor Heater (boil-off)	5,800 m^3/h x 2 units (-70°C to 45°C)

Guaranteed boil-off rates
Laden condition	0.15% / 24h
Ballast condition	0.10% / 24h

Fuel Gas Vaporizers
LNG vaporizer	23,100 kg/h x 1 unit
Forcing vaporizer	5,200 kg/h x 1 unit

1.6	MEASURING APPARATUS

	Type and location	Number
Primary level gauge system Secondary level gauge system	Radar sensor, top of each tank Radar sensor	4 4

Cargo temperature	Temperature Sensor; Vapor space at liquid dome + Liquid space (0,50,95%) on tank bottom and pump column	40 2 x 5 in each tank

Absolute pressure transmitter	Vapor dome of each tank	4

Schedule I – Page 7

Execution version re Hull 1689

1.7	CARGO LINES

[Note: Manifold layout sketch to be inserted, when complete]

Is vessel fitted with midship manifolds	Yes, 2
Distance from cargo manifold to stem (FP)	132 m
Distance from manifold to stern (AP)	138 m
Height cargo manifold above deck	4.8 m
Height manifold above working platform	1.4 m
Height cargo manifold above waterline when light	21.2 m
Height cargo manifold above waterline when loaded	19.4 m
Distance manifold from ship’s rail	3.15 m
Distance between loading and vapor return connections	3.0 m
Is vessel fitted with stern discharge	No
Is vessel fitted with fore discharge	No

Dimension of lines
	Diameter	Flange size
Liquid	600 mm	16”
Vapour Line	600 mm	16”

What reducers onboard
Number	Diameter	Pressure rating
8	16”/12”	10kg/cm^2

Schedule I – Page 8

Execution version re Hull 1689

1.8	LNG REGASIFICATION SYSTEM

Liquid inlet conditions

Pressure	5 bara

Temperature	-160°C (256°F)

Liquid volume flow	479.8 m^3/h x 3 units

Composition (mass %)	Typical Trinidad composition as given in Appendix I to Schedule 1, para 11(c)

Gas outlet condition:

Volume	250 mmscuf/day x 3 units

Pressure	105 bar

Temperature	10°C
Capacity	210,000 kg/hr x 3 units

LNG booster pump number	6 units
LNG booster pump discharge pressure	120 bar
LNG booster pump suction pressure	5 bar
LNG booster pump temperature	-160°C

Steam pressure from boilers (saturated)	28kg/cm^2

LNG/brine Shell & Tube Heat exchanger	3 units
Steam/brine PCHE	3 units
Brine circulation pump	680 m^3/h x 6 units

Schedule I – Page 9

Execution version re Hull 1689

1.9	GAS METERING SYSTEM

Ultrasonic Gas Metering System	Ultrasonic gas flow meters x 2 units Pressure transmitters x 2 units Temperature transmitters x 2 units

Gas Analyzer System	Sample probe x 1 unit Gas chromatographs x 2 units Pressure reduction cabinet x 1 unit Analyzer cabinet x 1 unit:

Metering Control System	Metering cabinet x 1 unit Flow computers x 2 units

Schedule I – Page 10

Execution version re Hull 1689

1.10	BALLAST SYSTEM

Pumps	Particular
No.	Three (3)
Type	Vertical single stage, centrifugal
Prime mover	Electric motor
Discharge rate	2,500 m3/h
Total head	30 mwc (S.G.: 1.025)

1.11	ODORANT INJECTION SYSTEM

[TBN]

1.12	LIFTING DEVICE

Location	Aft	Amidships	Fwd

	STB and Port	Manifold area Stb and Port	Regas and STL area

Number and lifting capacity	1 x 15 mt SWL (STB) 1 x 5 mt SWL (Port)	2 x 12 mt SWL	1 x 25 mt SWL

Max. distance from ship’s side of lifting hook	5 m	5 m	5 m

Schedule I – Page 11

Execution version re Hull 1689

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

APPENDIX I TO

SCHEDULE I

TO

DATE

VESSEL PERFORMANCE STANDARDS

Diesel Electric

1.	At Delivery the Vessel shall be compatible with the following LNG import and export terminals capable of accepting LNG carriers having a capacity greater than one hundred twenty thousand cubic meters (120,000m3)

(a)	Loading Terminals

(i)	Terminals under class 1

*****

(ii)	Terminals under class 2

*****

(b)	Unloading Terminals:

(i)	Terminals under class 1

*****

(ii)	Terminals under class 2

*****

The terminal data for the terminals under class 2 shall be acquired with Charterer’s assistance. Unless the data are available before the date of the Charter, any modification to meet ship-shore compatibilities with those terminals shall be at Charterer’s expense in accordance with Clause 5(a) of the Charter.

Note: If the terminals listed above have any restrictions on draught, deadweight, displacement, leading arm working range, etc., Owner shall provide Charterer with ship condition information which may affect volume of cargo or bunker to be loaded.

2.	During normal operational cycles the Vessel will require the following approximate times as listed for the following process changes when applicable:

Post-docking:

-Insulation space nitrogen inert	:	20 hrs
-Drying of cargo tanks	:	20 hrs
-Inerting of cargo tanks	:	20 hrs
-Cargo vapor purging	:	20 hrs
-Cooling down	:	10 hrs

Diesel Electric – Appendix I to Schedule I – Page 12

Execution version re Hull 1689

Pre-docking:

-Warming up	:	36 hrs (excluding evaporation of unpumpable liquid)
-Inerting	:	20 hrs
-Aeration	:	20 hrs

3.	The Vessel shall be able to load a full cargo in about twelve (12) hours, excluding the time for connecting, disconnecting, cooling down of piping, loading arms or the Vessel’s cargo tanks, topping up and custody transfer measurement and provided that the loading terminal is capable of pumping at least 12,000 cubic meters of LNG per hour under a back pressure not exceeding 2.3 barg at the manifold presentation flange, employing three (3) liquid manifolds and including the use of 20/60 mesh strainers, with pre-cooled cargo tanks and vapor connection to shore. The terminal must also be capable of receiving all return vapor from the Vessel that may be generated through both heat leak and displacement when loading the Vessel at the above specified flow rate of LNG. This loading time is based on an ATR (Arriving Temperature Requirement) of -130 deg. C. ATR equals (top temperature + bottom temperature) / 2.

4.	When operating and discharging LNG as a conventional LNG carrier, the Vessel shall be able to discharge a full cargo using all pumps against no backpressure in not more than twelve (12) hours; provided that the receiving terminal is capable of receiving at least 12,000 cubic meters of LNG per hour. In that respect, the full cargoes of LNG shall be discharged through three (3) 16-inch liquid arms in about 12 hours (excluding slow starting/pump down) under Maximum back pressure of 4.0 barg of LNG at the manifold discharge flange (after ship strainers: 20/60 mesh) at the half cargo level in the tank with cargo specific gravity of 0.47 and conical strainer on line (simultaneous operation of eight (8) main cargo pumps and without stripping), with vapor connection to shore.

5.	When the Vessel is employed in the transportation of LNG, the boil-off per day shall not exceed 0.15% of the Vessel’s total cargo capacity on laden voyages or 0.10% of the Vessel’s total cargo capacity on ballast voyages. Calculations and determinations in respect of the guaranteed boil-off rate shall be made in accordance with Clause 27 of the Charter.

6.	The guaranteed speed and fuel consumption of the Vessel pursuant to Clause 27 of the Charter is 19.5 knots up to and including Force 5 on the Beaufort scale at a consumption of no more than about 130 metric tons of diesel oil per day or 135 metric tons of HFO with LCV of 10,200 kcal/kg for propulsion purposes only when boil-off gas is not available. When boil-off is available the guaranteed fuel oil consumption shall be reduced by the amount of such boil-off, measured in terms of its equivalency to diesel oil or HFO.

7.	The performance of the Vessel in relation to the warranties contained in Clause 27(a) to (c) of the Charter will be checked after each round trip, and the results accumulated and compensation, if any, assessed at the end of each relevant performance period (as described in paragraph 8 below, the “Performance Period”). For the avoidance of doubt, the performances of the Vessel during each round-trip should not be averaged over the performance period. Only the non- or lesser performance of the Vessel during each round-trip shall be accumulated in order to assess compensation, disregarding performance over and above the warranties.

Diesel Electric – Appendix I to Schedule I – Page 13

Execution version re Hull 1689

8.	The first Performance Period shall commence on the date of Delivery of the Vessel and shall end at the time and date of commencement of her first scheduled dry-docking hereunder. The second and each subsequent Performance Period shall commence on completion of the first and each subsequent scheduled dry-docking as aforesaid and terminate on the commencement of the next scheduled dry-docking, save that the final period shall terminate upon Redelivery of the Vessel by Charterer to Owner.

9.	Actual Discharge Rate of Regasified LNG

If no discharge of regasified LNG is currently ongoing from the Vessel at the Deepwater Port, measurement of the Actual Discharge Rate shall commence when the vaporizers, piping and pressurizing risers are cooled down and the last high pressure pump required to achieve the ordered discharge rate is placed on line when the Vessel starts the discharge cycle of a complete cargo after having arrived at, and after being securely connected to, the Buoy System, and if no overlap from another Vessel is envisaged, shall terminate when the first high pressure pump is secured near the end of the discharge cycle of a complete cargo of LNG and the Vessel is prepared to disconnect from the Buoy System and proceed to the next load port (the “Discharge Period”).

Prior to the commencement of a Discharge Period a notification of Readiness to Discharge Gas (as defined in the Gas Nominations Procedures) in accordance with the Gas Nomination Procedures shall be delivered and a Discharge Period shall start no later than six (6) hours after the above notification, unless such time is extended by reasons attributable to the Charterer, the Neptune Port Director, governmental or regulatory authorities or Force Majeure (as defined in the Gas Nominations Procedures).

The Actual Discharge Rate shall be the rate of regasified LNG discharged as measured by the Vessel’s metering station.

10.	The performance of the Vessel in relation to the warranty contained in Clause 27(g) shall be checked at the end of each Discharge Period, and the results accumulated and compensation, if any, shall be assessed at the end of each month. For purposes of establishing whether the Vessel has achieved performance as required under Clause 27(g), the parties shall discount discharges:

(i)	where the Buoy System and/or the Downstream Systems are not ready or able to receive the Nominated Discharge Rate specified by Charterer in accordance with the Gas Nomination Procedures and at the corresponding pressures and temperatures;

(ii)	where Charterer has requested any intra-daily upward changes to the Nominated Discharge Rate in accordance with the Gas Nomination Procedure;

(iii)	where Charterer has instructed the Vessel to proceed from the Deepwater Port to another Primary Terminal to discharge the Vessel’s cargo as LNG;

Diesel Electric – Appendix I to Schedule I – Page 14

Execution version re Hull 1689

(iv)	where the Vessel is prevented from approaching the Deepwater Port and/or connecting to the Buoy System by any relevant regulatory or governmental authority by reason other than a failure or default on part of the Vessel or Owner;

(v)	where the Vessel has to disconnect from the Buoy System and/or to depart from the Deepwater Port or is prevented from discharging her cargo as regasified LNG by reason of compliance with the applicable requirements and guidelines of the Classification Society, the Vessel’s Flag State or any other relevant regulatory authority and/or with such requirements as set out in the SRV Operating Manual in relation to the Vessel’s safe operation, cargo management and/or filling level restrictions; and

(vii)	occurring during Regas Tests.

11.	Discharge of LNG and Regasified LNG

(a)	Acceptance Standard

The Vessel shall be capable of regasifying LNG in a closed-loop heating mode using steam from the Vessel’s auxiliary boilers as the primary heating medium at a discharge rate equal to the Acceptance Standard with a pressure of 100 bar and a temperature of 40°F (4.4°C) at that part of the high pressure gas connector mounted on the swivel (“Discharge Point”) connected to the other part of the high pressure gas connector mounted on the Buoy System.

(b)	Adjustment of Normal Performance

Normal Performance shall be adjusted according to the results of the Regas Tests as conducted in accordance with the Building Contract, the Specifications and this Charter. If the maximum Test Rate obtained during Regas Tests is less than 600 MMScf/day, and Owner has paid Charterer the liquidated damages as provided in Clause 7(n), the Test Rate shall become the highest level of Normal Performance set out in the table under paragraph 11(c) below, that is the level of Normal Performance for the months of January, February, November and December; provided that if Charterer elects to exercise its right under Clause 7(o)(ii), then the levels of Normal Performance shall be adjusted as the parties may agree. Other than as stipulated by this paragraph, Normal Performance shall not be adjusted (unless adjusted in accordance with paragraph 11(c) below).

Diesel Electric – Appendix I to Schedule I – Page 15

Execution version re Hull 1689

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

(c)	Normal Performance

Normal Performance (as defined Clause 27(g)) shall be determined on the basis of a discharge rate varying on a monthly basis according the table below:

Month	Normal Performance in MMScf/day
January	600
February	600
March	450
April	450
May	450
June	450
July	450
August	450
September	450
October	450
November	600
December	600

When measuring the Actual Discharge Rate against Normal Performance a variation of one percent (1%) shall be allowed.

For the purposes of establishing the relevant Normal Performance applicable during any Gas Day, the applicable rate of Normal Performance shall be the rate of Normal Performance applicable to the month during which the Gas Day commences, notwithstanding that the Gas Day may end during the subsequent month.

Normal Performance shall be based upon LNG with a chemical composition (Mass%) (Typical Trinidad composition) as follows:

Methane	*****

Ethane	*****

Propane	*****

i-Buthane	*****

n-Buthane	*****

Nitrogen	*****

Diesel Electric – Appendix I to Schedule I – Page 16

Execution version re Hull 1689

The actual gas flow rate at the Discharge Point shall be measured using the installed metering unit. Calculations and determinations of the Vessel’s actual regasified LNG discharge performance shall be in accordance with paragraphs 9 and 10 of this Appendix I. In the event of any adjustment determined pursuant to paragraph 11(b) of this Appendix I, Charterer and Owner shall adjust the above-mentioned Normal Performance in a written memorandum.

12.	Buoy System Connection and Disconnection

The Vessel shall be fitted and capable of connecting, disconnecting and performing regasified LNG discharge operations through the Buoy System in accordance with the SRV Operating Manual.

Upon reaching a distance of three (3) nautical miles from the Buoy System, the Vessel shall be capable of safely approaching, retrieving and completing all connection operations to the Buoy System (including but not limited to cooling down vaporizers and piping and pressurizing risers) and be capable of being ready to commence regasified LNG discharge operations in a time of no more than six (6) hours, when operating in normal conditions as provided in the SRV Operating Manual, with no adverse influence from swell. Interference from any other marine activities shall not be an exception to this standard.

Upon completion of regasified LNG discharge and the complete securing of all cargo-related operations (including limited depressurizing of the Buoy System and risers as required based on the operational requirements relating to the Buoy System), the Vessel shall be capable of disconnecting from the Buoy System, restoring the Buoy System for retrieval by a subsequent vessel, and proceeding en route, in a time of no more than two (2) hours when operating in normal conditions as provided in the SRV Operating Manual with no adverse influence from swell. Interference from any other marine activities shall not be an exception to this standard.

Diesel Electric – Appendix I to Schedule I – Page 17

Execution version re Hull 1689

SCHEDULE II

TO

LNG CARRIER TIME CHARTER PARTY

DATED      MARCH 2007

BUILDING CONTRACT AND SPECIFICATIONS

The following documents have been executed and are attached hereto for reference:

•	Shipbuilding Contract for the Construction and Sale of one (1) LNG carrier (Hull no. 1689) fitted out as an SRV by and between Owner, as buyer, end Samsung Heavy Industries Co., Ltd., as Builder, dated 7 April 2006

•	Specifications (Hull no. 1689) dated 5 April 2006 (ref. No. GS05171.FS02).

Schedule II – Page 1

Execution version re Hull 1689

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

SCHEDULE III

TO

SRV LNG CARRIER TIME CHARTER PARTY

DATED MARCH 2007

HIRE RATE AND ADJUSTMENTS

1.	The Hire Rate

The Hire Rate shall consist of the following three (3) elements:

1.1	Fixed (Capital) Element (“Fixed Element”)

(a)	Comprising ***** United States Dollars (US$*****) per day, the Fixed Element shall provide for ownership costs and all remuneration due to Owner under the Charter. The Fixed Element is fixed and not subject to adjustment (except as expressly provided for in this paragraph 1.1). In respect of each extension period exercised by Charterer pursuant to Clause 6(m) of the Charter, the Fixed Element shall be equal to an amount in United States Dollars which is ***** percent (*****%) of the Fixed Element payable for the Initial Charter Period.

(b)	The Fixed Element is calculated on the basis of the following assumption

**********

	22 Aug 2006	Closing Date
“15yr swap rate”	*****
“3yr swap rate”	*****
Forward Reference Swap Rate	*****

If the Forward Reference Swap Rate at eleven o’clock (11:00 hrs) Oslo time on such date after this Charter becomes effective and unconditional as Owner shall specify (but in any event not later than ***** days after the Charter becomes effective and unconditional), the “Closing Date”, changes from *****%, the Fixed Element shall be adjusted in the following manner:

US$***** per day for each ***** (*****) basis point difference from *****% (up or down).

(c)	If Charterer has exercised its option to defer delivery of the Vessel under Clause 6 and has not paid the costs (or realized the gains, if any) associated with that deferral as a lump sum in accordance with Clause 6(d), then the Fixed Element shall be adjusted to reflect such costs or gains.

(d)	Attachment 3 to this Schedule III contains a list of spare parts to be agreed by Owner and Charterer on the basis that it shall increase, pro rata, the Fixed Element by ***** United States Dollars (US$*****) per day, pro rata, for each ***** United States Dollars (US$*****) of spare parts selected from this Attachment 3.

Schedule III – Page 1

Execution version re Hull 1689

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

(e)	The Fixed Element shall be adjusted to reflect all costs incurred, or (as the case may be) all savings realized, by Owner as a result of any change orders requested by Charterer under Clause 10(n) on the basis that:

(i)	any costs incurred shall increase, pro rata, the Fixed Element by ***** United States Dollars (US$*****) per day, pro rata, for each ***** United States Dollars (US$*****) of costs incurred by Owner as a result of such change orders; and

(ii)	any savings realized shall decrease, pro rata, the Fixed Element by ***** United States Dollars (US$*****) per day, pro rata, for each ***** United States Dollars (US$*****) of savings realized by Owner as a result of such change orders.

1.2	Variable (Operating Cost) Element (“Variable Element”)]

(a)	Comprising ***** United States Dollars (US$*****) per day, the Variable Element is subject to annual adjustment, up or down, to reflect changes in such operating costs in accordance with paragraph 2 of this Schedule III. The operating costs, subject to annual approval by Charterer, shall be included in the Hire Rate on a cost-pass-through basis including general maintenance work (but excluding regular drydocking). Regular drydocking, while also paid by Charterer on a pass-through basis, shall not be included in the Hire Rate but shall be reimbursed separately in accordance with paragraph 1.2(d).

(b)	The daily amount representing the Variable Element of the Hire Rate, exclusive of operating costs for Scheduled Dry-docking, shall be, per year beginning with the Delivery Date, the “Base OPEX Amount”, which shall as of the Delivery Date consist of the components set forth in this paragraph 1.2 of this Schedule III. The below shall be adjusted if necessary as agreed upon as of the Delivery Date. Owner and Charterer shall meet at a mutually agreed date at least ***** days prior to the Delivery Date for the purpose of establishing revised estimated operating costs for 2009. Thereafter, not later than August 30 of each subsequent calendar year during the Term, Owner and Charterer shall meet for the purposes of establishing such estimated costs with respect to that year. If, at any time during the year, Owner anticipates that expenditures for all categories specified in paragraph 1.2(c)(i) through (viii) of this Schedule III are likely to exceed the approved estimates in such year by more than ***** percent (*****%), Owner shall prepare and submit a revised estimate to Charterer for approval (which approval shall not be unreasonably withheld). If such revised estimate is approved by Charterer, Owner shall have the right to have the Hire Rate adjusted accordingly. Such adjustment shall become effective as of the Hire Payment Date which first occurs following the ***** day after the date upon which Charterer received such revised estimates. Owner shall notify Charterer if Owner foresees that actual total expenditures are likely to exceed the annual budgeted expenditures by ***** percent (*****%) or U.S. $*****. The excess percentage of ***** percent (*****%) shall be exclusive of the currency exchange rate effect for Crew Costs. Drydocking shall not form part of the subsequent 12-month budget. Drydocking expenses shall be paid separately outside of the Variable Element as provided for in paragraph (d) below.

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(c)	The initial Variable Element for 2009 is based on a 12-month budget for such year of the following items at daily cost:

(i)	Management - which shall cover general back office and support functions, LNG fleet manager, information technology services, maintenance and purchase systems, Quality Assurance, US Security, accounting, Maritime Personnel department and other similar expenses.

(ii)	Manning & Crew Complement

The Vessel shall have, and the manning component of the Variable Element in paragraph 1.2 shall be based upon, a complement of fifteen (15) European and/or American officers and fourteen (14) European, American and/or Filipino crew. The complement shall consist of European and/or American officers and European, American and/or Filipino subordinates. The crew complement is set out as follows:

Master: European and/or American

Deck Officers: European and/or American

Chief Engineer: European and/or American

Cargo System Engineer: European and/or American

Engineers: European and/or American

Electrician: European and/or American

Ratings: European, American and/or Filipino

Catering Complement: European, American and/or Filipino

Total Crew: twenty-nine (29) (excluding cadets).

Cadets: two (2) of any given above nationality provided, however, that Owner may increase the crew complement at Owner’s discretion and expense (unless such alteration is required by any applicable law, regulation, international convention or direction of any governmental authority having jurisdiction over the Vessel, in which case any increased costs shall be for Charterer’s account) and may reduce the crew complement with Charterer’s consent (not to be unreasonably withheld).

Charterer may request carrying American officers as a part of the Vessel’s complement (such additional cost, if any, to be for Charterer’s account).

The costs associated with any Guarantee Engineer (as defined in the Building Contract) or any other Builder’s personnel being stationed on the Vessel following delivery of the Vessel, whether for conducting Regas Tests or otherwise, shall not be included in the Variable Element of hire.

Schedule III – Page 3

Execution version re Hull 1689

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

(iii)	Insurance - which shall cover all net insurance premiums paid with respect to the Vessel for Reimbursable Insurances and any other insurance requested by Charterer pursuant to Schedule IV.

(iv)	Consumables - which shall cover provisions (all edible goods, including the cost of transporting, insuring and loading/unloading thereof) aid all reasonable amounts, prudently incurred, paid for all consumables and expendable items of which there is a continuous and fairly regular consumption (e.g., paint, wire, rope, textiles, cleaning material, lubricating oil, additives and electrical and workshop material) and which are reasonably required for the use of the Vessel, and the cost of transporting, insuring and loading such items, and other similar expenses.

(v)	Miscellaneous - for 2009 not to exceed ***** US Dollars ($*****) which shall cover all reasonable amounts prudently incurred for communications on board the Vessel (ship radio fee, etc.), fees paid to the Classification Society, regulatory authorities and consultants, managerial travel expenses and other similar costs.

(vi)	Services - which shall cover all reasonable amounts, prudently incurred, paid for assistance to the Vessel by personnel other than the crew such as voyage repairmen and specialists, equipment rentals, service contracts, fees paid to the Classification Society, regulatory authorities and consultants and other similar expenses.

(vii)	Spares - which shall cover all reasonable amounts, prudently incurred, paid for spare parts (including transportation and insurance), normal replacement of machinery and equipment which has become worn out, lost, damaged or obsolete, repair and reconditioning of machinery and equipment, and other similar expenses.

(viii)	Damage Deductibles - which shall cover that portion of any insurable loss not recoverable under Owner’s insurance policies because of the provisions for franchises in the insurance policies.

SUMMARY OF VARIABLE ELEMENT COMPONENTS

Category	Management	Services	Spares	Consumables	Damage Deductibles	Insurance	Manning	Misc.
Base OPEX Amount US$ /Day in the Year of Delivery	*****	*****	*****	*****	*****	*****	*****	*****

(d)

Drydocking expenses shall cover all reasonable amounts, prudently incurred and paid to shipyards for drydocking, replacement of existing equipment, repairs, maintenance, survey work, machinery repairs and overhaul costs, port charges, tugs, agency fees at shipyard port, all normally required to maintain the Vessel in a thoroughly efficient state in hull, machinery and gear to maintain classification, all bunker fuel during deviation for repairs and cost of nitrogen in connection with drydocking and to inert void space after

Schedule III – Page 4

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repairs and other similar expenses, less any amounts received or recoverable by Owner from other sources such as insurance proceeds, proceeds from the self risk pool maintained by the Vessel’s manager (if and when applicable), proceeds from claims for damages against third parties, proceeds from credits or incentives paid to Owner by Builder related to all aspects of the Vessel’s shipyard visit, and applicable guarantees. All drydocking expenses, including drydocking expenses pertaining to the year 20th drydocking, shall be invoiced to Charterer upon such expenses being incurred by Owner. Such expenses may include interest (at LIBOR) from the time the drydocking expenses are actually incurred by Owner to the time such expenses are reimbursed by Charterer.

1.3	Optional (Capitalized Equipment Cost) Element (“Optional Element”)

Comprising (i) any costs payable by Charterer (to the extent not already paid by Charterer, at Charterer’s option, as a lump sum payment in accordance with Clause 42(a)) in respect of changes described in Clause 42(a) of the Charter and (ii) any new equipment and machinery which Charterer and Owner have agreed should be capitalized. Such costs shall be distributed over the remaining Term (excluding any Extension Period unless such has been declared in accordance with Clause 6 of the Charter) in accordance with paragraph 2.5 of this Schedule III or in Charterer’s option, in cash against presentation of invoices.

2.	Annual Adjustment of Hire Rate

2.1	General

At the end of each Hire Period during the Term, there shall be adjustments to the Hire Rate to reflect the following year’s approved budget. Each such adjustment shall take effect from the first day of the next succeeding Hire Period.

2.2	Calculation of Hire Rate

No later than 30 August of each calendar year commencing 2009 Owner and Charterer shall meet for the purpose of agreeing on the budget for operating costs for the following calendar year. The Variable Element shall be calculated by dividing the agreed estimated operating costs for the calendar year by the number of days in said calendar year (or pro rata for the first and last Hire Periods).

2.3	Hire Periods

The Charter Term shall be divided into “Hire Periods” defined as follows: The first Hire Period shall be the remaining part of such calendar year in which the Vessel is delivered to Charterer. Thereafter each calendar year shall constitute a Hire Period up to the last Hire Period, which shall be calculated from January 1 in the year during which Redelivery from Charterer to Owner takes place up to and including the date of Redelivery.

Schedule III – Page 5

Execution version re Hull 1689

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

2.4	Audit

In addition to the audit rights of Charterer set forth in Clause 14(f) (the results of which may give rise to financial adjustments hereunder), audits shall be conducted as follows:

(a)	Accounting and Accounting Methods. Immediately following the end of each calendar year and at such time as the Vessel is redelivered to Owner, an audit shall be conducted of Owner’s and Manager’s books of account or any other books of original entry for financial activity related to the Vessel (which shall be maintained in U.S. Dollars), at Charterer’s sole expense, for the purpose of determining the actual amounts chargeable in accordance with paragraph 2.4(c) to operate the Vessel during such year in respect of the Variable Element elements set forth in paragraph 1.4. Such actual amounts chargeable are to be determined following International Accounting Standards (“IAS”) as published by the International Accounting Standards Committee, and considering shipping industry practices. Unless agreed otherwise, Generally Accepted Accounting Principles in Norway will prevail for purposes of the Charter.

(b)	Cooperation. Audits referred to in paragraph 2.4(a) shall be conducted in accordance with the International Standards of Auditing published by the International Federation of Accountants (“ISA”) then in effect including, but not limited to, reviews of the controls and procedures applicable to those costs subject to audit and confirmation. For purposes of such audit, Owner shall make available or shall cause to be made available to Charterer and its auditor access to such parts of the offices of Owner and Manager during normal business hours as may be required to review such books and records as are relevant or relate to the Vessel and its operation except books and records which relate solely to the Financial Cost Component. Owner shall assist and cooperate with Charterer in reviewing such books and records and shall provide Charterer with copies and explanations as may reasonably be requested for the purposes of any audit under this paragraph 2.4(b). Each party shall cooperate to ensure that each such audit is conducted diligently and expeditiously with the objective that such audits shall be completed within ***** days after January 1 of each audit year or from the date of redelivery of the Vessel to Owner.

(c)	Adjustment for the Variable Element. Based on the above audit, Charterer shall calculate the daily Variable Element which would have been applicable for the relevant year if actual costs in the aforesaid categories had been used to calculate the Variable Element as opposed to estimates thereof (the “Adjusted Variable Element”). The difference between (i) the estimated Variable Element determined in accordance with paragraph 1.3 for that year and (ii) the Adjusted Variable Element calculated for that year, multiplied by the number of days that the Vessel was on-hire during that year, shall be either paid to Owner or refunded to Charterer, as the case may be, within ***** days of the completion of the applicable audit, together with an amount equal to interest on the amount refunded or paid for the period from the preceding June 30 to the date upon which the refund or payment is made. Such interest shall be calculated at an annual rate of LIBOR plus *****% for each calendar month during such period (prorated for partial months). Notwithstanding anything herein to the contrary, in no event shall Charterer be required to pay amounts in excess of ***** percent (*****%) of the estimated Variable Element for all categories specified in paragraphs 1.2(c)(i) through (vii) for any year unless expenditures relating to such excess amounts were approved in writing by Charterer as provided in paragraph 1.2(b).

Schedule III – Page 6

Execution version re Hull 1689

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

2.5	Optional Element Calculation

The Optional Element shall be calculated by distributing the relevant costs incurred (to the extent not already paid by Charterer, at Charterer’s option, as a lump sum payment in accordance with paragraph 1.3 of this Schedule III over the remaining Initial Charter Period, plus any extension period if such has been declared, on an annuity basis at an interest rate equal to a swap rate plus *****%. For purposes of this paragraph 2.5 only, such swap rate shall be established as the swap rate for United States Dollars, as published on Reuters from day to day, for a period corresponding to the length of the closest period over which the cost is being distributed, quoted on the date of payment of such cost, or, if more than one (1) payment, on the date of the last payment.

2.6	Delivery Date Readiness

Owner warrants that the Vessel will be fully stored, equipped, manned and ready in all respects for service as of the Delivery Date and therefore any expenditure required to comply with this warranty or to remedy any shortfall therein shall not be charged as an operating cost for the purposes hereof.

2.7	Late-in-Term Expenditures

During the Term, it is recognized that some portion of the expenditures for drydocking, maintenance and repair items may accrue to the benefit of Owner after the expiration of the Term, unless Owner confirms to Charterer that it will scrap the Vessel after the Term. If Owner has not confirmed in writing that it will scrap the Vessel upon expiration of the Term, the parties shall agree upon a portion of said expenditures which accrue to the benefit of Owner after the expiration of the Term, based on a ***** cycle and said portion shall be refunded to Charterer within ***** days of Redelivery. A pro-rated portion of drydocking expenditures incurred within ***** months of Redelivery are specifically presumed to accrue to the benefit of Owner after the expiration of the Term.

2.8	Spare Parts Allowance

Owner shall ensure that an adequate inventory of major capital spare parts (excluding those necessary for SRV operation) is maintained on board the Vessel (or made available to the Vessel aboard any LNG vessel under control by Owner or its affiliates) and evidence this to the Charterer ***** days before delivery. The inventory of the spare parts to be maintained on board the Vessel, or otherwise available to the Vessel, which is adequate for performance of Owner’s obligations hereunder shall be the list in Attachment 2 to this Schedule III and any other spare parts otherwise agreed by Owner and Charterer (“Agreed Allowance List”). Charterer shall be entitled to verify the availability of such spare parts upon the entry of the Vessel into service and Owner will, for Owner’s account, at the request of Charterer remedy any deficiency. Any spare parts consumed must be replaced so as to maintain the inventory of spare parts in accordance with the Agreed Allowance List throughout the Term of the Charter. Any change in the Agreed Allowance List (either a reduction due to non-replacement of consumed spare parts or order of additional spare parts not included on the Agreed Allowance List) must have Charterer’s prior approval.

Schedule III – Page 7

Execution version re Hull 1689

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

2.9	Depot/Regasification Spares

Depot spares and Regasification Component spares as agreed and listed in Attachment 3 to this Schedule III shall be stored for the benefit of the SRVs on or prior to the delivery date of the first SRV in the SRV Fleet. The purchase cost of depot spare parts (including the cost of delivery to the place where they are to be stored for the use of the Vessel and any duties, if applicable, but excluding any administrative costs or continuing preservation and maintenance costs associated therewith) in excess of ***** United States Dollars (US$*****) for use in maintaining the Vessel and the Regasification Components shall form part of the Fixed Element of each SRV in the SRV Fleet (as calculated in accordance with Clause 1.1 (d) of this Schedule III). Owner shall have the right, subject to Charterer’s consent (not to be unreasonably withheld), to re-adjust the number of Regasification Component depot spares if, after trials and/or initial service period under this Charter, prudent and safe operating practice show that the number of spares needs to be increased. Owner and Charterer shall examine ways to improve spare parts management giving consideration to the number of SRVs in the SRV Fleet in operation and the number of different managers of such vessels. To enable verification of spare parts associated with Regasification Components held on shore solely for the use of the Vessel, such parts shall be stored and recorded separately from any parts which are the same or similar which may be held by Owner or Manager for any other vessel. Owner shall require Manager to maintain records of the stock of spare parts in such a manner that they can be audited and the stock verified at any time during the Term by Charterer’s auditors. Owner shall install, on board and on shore, at Owner’s expense, an efficient computerized spare parts management system which will enable Manager to accomplish the foregoing.

2.10	Monthly Reports

As soon as possible, but within ***** days after the end of each calendar month during the Term, Owner shall provide Charterer (in form and substance from time to time satisfactory to Charterer) with:

(i)	a detailed statement of all operating costs incurred during the said month (together with year-to-date activity, cost comparison to approved budget and comparison to the prior year) in the cost categories specified in paragraph 1.2, and

(ii)	such other operational data as Charterer may reasonably require.

2.11	Further Meetings

In addition to the annual year-end meeting referred to in paragraph 2.2, Charterer and Owner shall endeavor to meet as required or requested by either Owner or Charterer to discuss reports and other items relevant to the Hire Rate.

2.12	Proration

Operating costs shall only be charged in respect of the Term. Any reference to “year” herein shall include the portion of the first year following entry into service and the portion of the last year prior to departure from service and for such years operating costs will be prorated from the Delivery Date in the case of the first year and the date of delivery in the case of the last year. The principle set out in this paragraph 2.13 shall apply to the extension periods.

Schedule III – Page 8

Execution version re Hull 1689

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

3.	Disputes

In the event Charterer and Owner are unable to resolve their differences within ***** days after notice thereof with regard to:

(a) the scope or contents of any preventative maintenance program or dry-dock specification;

(b) the extent to which any Optional Element accrues to the benefit of Owner;

(c) any issue concerning budget estimates and adjustments to the Variable Element;

(d) the reasonableness of any cost estimate;

(e) the actual amount incurred in respect of any approved budgeted cost category during any year; or

(f) any other issue relating to the computation or adjustment of the Hire Rate;

then the dispute shall be referred (at Owner’s and Charterer’s joint expense) for a decision to an independent expert of recognised standing with experience in the operation of LNG carrier and/or SRV vessels, to make a determination of the subject matter in dispute, using the standard of a prudent owner/operator of LNG carriers/SRVs of similar age. Such expert shall be appointed by mutual agreement. In the event parties do not agree on the nomination of the expert within ***** weeks of the referral, the President of the Royal Institution of Naval Architects shall nominate the expert. Owner and Charterer shall, within ***** days of agreement and appointment of such expert, submit their case to the expert with supporting documents. The expert shall then evaluate the merits of each respective position and issue a preliminary written decision in relation to the subject matter referred. Each party shall be allowed ***** right to reply to such preliminary decision before the expert proceeds to a final written decision, which shall be binding on the parties and shall not be subject to any judicial or arbitral review. Owner and Charterer shall abide by, and promptly implement, such final decision.

Schedule III – Page 9

Execution version re Hull 1689

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

4.	Reduced Rate of Hire for Deficiency in Normal Performance

If it has been determined in accordance with the provisions of Clause 27(g) of the Charter and paragraphs 9, 10 and 11(c) of Appendix I to Schedule I that the Vessel has performed at Reduced Performance during any Discharge Period, then a Hire Rate equal to a reduced rate determined by multiplying the Fixed Element of the Hire Rate with the factor set out in the table below (the “Reduced Rate”) shall be payable for each of the Gas Days in respect of which an Actual Discharge Rate lower than Normal Performance has been determined during the Discharge Period in question: error!

Month	Below Normal Performance but higher than 450 MMScf/day	Between 450 and 350 MMScf/day	Between 350 and 250 MMScf/day	Below 250 MMScf/day
January	0.94	0.83	0.70	0.70
February	0.94	0.83	0.70	0.70
March	NA	0.88	0.83	0.70
April	NA	0.88	0.83	0.70
May	NA	0.88	0.83	0.70
June	NA	0.88	0.83	0.70
July	NA	0.88	0.83	0.70
August	NA	0.88	0.83	0.70
September	NA	0.88	0.83	0.70
October	NA	0.88	0.83	0.70
November	0.94	0.83	0.70	0.70‘
December	0.94	0.83	0.70	0.70

5.	Currency Conversion

All accounts subject to adjustment under this Schedule III shall be maintained in United States Dollars except as otherwise provided in this Charter or this Schedule III. Charges, credits and other computations representing transactions in other currencies shall be made at the free market value of such other currencies in terms of United States Dollars (or, if Owner has been able to secure a better rate, then at such better rate) to the end that Owner neither gain nor lose an account of such computations as of the date incurred.

6.	Termination Fee

6.1	Calculation of Termination Fee

In the event that Charterer exercises its right to terminate this Charter in accordance with the provisions of Clause 6(r) of the Charter, the termination fee payable by Charterer to Owner shall be calculated in accordance with the following table:

Timing of No Fault Termination Date End of:	Termination Fee to Apply (Million US Dollars)
Year 6	*****
Year 7	*****
Year 8	*****
Year 9	*****
Year 10	*****
Year 11	*****
Year 12	*****
Year 13	*****
Year 14	*****
Year 15	*****
Year 16	*****
Year 17	*****
Year 18	*****
Year 19	*****
Year 20	*****
Year 10	*****
Year 11	*****
Year 12	*****
Year 13	*****
Year 14	*****
Year 15	*****
Year 16	*****
Year 17	*****
Year 18	*****
Year 19	*****
Year 20	*****

Schedule III – Page 10

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6.2	Daily Proration

Any reference to “year” in the above table shall include the portion of any year where the No Fault Termination Date does not coincide with the last day of that year (as defined in paragraph 6.3 below). In calculating the termination fee payable by Charterer to Owner for any such year, the applicable termination fee will be pro-rated on a daily basis from the No Fault Termination Date.

6.3	Definition of “year”

For the purposes of this table, the first year after Delivery of the Vessel shalt commence at 10:00:01 AM GMT on the Delivery Date and shall end at 10:00:00 AM GMT on the three hundred sixty-fifth (365th) day thereafter. Each subsequent year shall commence at 10:00:01 AM following the end of the immediately preceding year. In the event that the No Fault Termination Date does not fall on an anniversary date, then the termination fee shall be a linear proration to the No Fault Termination Date between the termination fee of the year before and the year after.

Schedule III – Page 11

Execution version re Hull 1689

Attachment 2 to Schedule III

Agreed Allowance List of Spare parts

•	One set of intermediate shaft bearing liner

•	One set of reduction gear thrust bearing pads

•	One complete set of propeller shaft reamer bolts for one coupling

•	One complete set of bearings for reduction gearing, including manufacturer’s tools

•	One complete rotating element for each size of centrifugal pump for fire fighting and essential services for propulsion system including ballast pump, each element, comprising shaft, shaft sleeve, “impeller”, wear rings, bearings, shaft seal assemblies

•	For diesel generator engine:

•	two complete units comprising of piston with rings, connecting rod with bearings, liner and cylinder head (complete)

•	one set of bearings for 12V50DF

•	one set of fuel injectors for 12V50DF

•	one set of inlet and exhaust valves for one cylinder

•	one set of gaskets for 12V50DF

•	one set of fuel pipes for 12V50DF

•	each one set of fuel pump for 12V50DF & 6L50DF

•	Spares for electronic instrumentation equipment shall be provided with one unit for every 10 units fitted except electronic instrumentation fitted on the packaged equipment that is to be provided as per manufacturer standard.

•	For electronic system, one complete spare circuit board for each and every circuit board in a system for following system, except spare PCB for PC and its accessories.

•	Integrated Automation System

•	Custody Transfer System

•	DF Engine Control System

•	Propulsion Motor Control system

•	Emergency Shutdown System

•	One set of manufacturer’s recommended spare parts should be supplied for each control valve and actuator. In addition, spare valve trims (seat) should be provided for the valves having pressure drop ranging from 28 barg to 5 barg or below spray water valves

•	10% of internal component for each type of luminaries except floodlights, searchlights and nav & signal lights, from a minimum 1 to maximum 5.

•	10% of each type of indicator lamp, fuse and miniature circuit breaker used for consoles, starters, control panels.

•	Spare parts for generator starter shall be provided as per the spare parts requirement for separate starter.

•	One set of bearing shell and seal, and one set of excitation rectifiers for each type of generator

•	One Automatic Voltage Regulator, complete, each type

•	For Switchboards and Starters:

•	Circuit break each size and type

Schedule III – Page 12

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•	Fuse-switch unit each size and type

•	Relay complete each size

•	Two “Start/Stop” push elements

•	Two “Stop” elements (if different)

•	One selector switch of each type (min 2 if interchangeable)

•	10% thermistor control relays

•	Three overload elements of each size (where fitted)

•	One timing device each size

•	10% each size H.R.C. fuse elements fitted

•	One complete contractor of each size

•	One control transformer of each size

•	10% operating or other coil of each type (min 2)

•	For Separate Starters (One complete set for all separate starter, if it is same design)

•	Relay complete each size

•	10% thermistor control relays

•	Three overload elements of each size (where fitted)

•	One timing device each size

•	One set each size H.R.C. fuse elements

•	One complete contactor of each size

•	One control transformer of each size

•	One operating or other coil of each type

•	One set springs, moving contacts and other parts subject to burning or wear for each size of contactor

•	One set bearings for each size and type of motor

•	Six sets thermistor elements

The Agreed Allowance List of Spare Parts in this Attachment 2 to Schedule III shall, throughout the Vessel’s construction phase, be evaluated by Charterer and Owner with a view toward optimising the Depot Spare Parts list in Attachment 3 to Schedule III and ensuring the most practicable arrangement with regard to onboard spare parts and depot spares. Charterer’s final decision in regard to both shall be challengeable by Owner only upon grounds that such decision is unreasonable under the circumstances.

Schedule III – Page 13

Execution version re Hull 1689

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

Attachment 3 to Schedule III — Depot spare part list

NO. or sets required	Description	Cost (US$) FOB	Estimated lead time
1	Tail shaft with propeller nut	*****	***** months
1	Propeller	*****	***** months
1	Main wheel with output shaft and both pinion gear with shafts (Pinion gear with shaft to be delivered as raw material, which to be finally machined at that time when needed)	*****	***** Months
1	Dual fuel generator engine crankshaft	*****	***** months
1	Dual fuel generator engine internal gear drives for camshaft, including bearings, for each type of installed generator engine	*****	***** months
1	Dual fuel generator engine turbo charger, complete, for each type of installed generator engine (interchangeable with 12V50DF & 6L50DF	*****	***** months
1	Cargo pump, complete	*****	***** months
I	LNG booster pump	*****	***** months
1	Regas feed pump	*****	***** months
1	Cargo spray pump, complete	*****	***** months
1	Fuel gas pump, complete	*****	***** months
1	Electric generator for emergency generator set	*****	***** months
1	Electric generator for each type of installed generator engine 1 set x 5,500 kW (USD 440,000) 1 set c 11,00 kW (USD 630,000)	*****	***** months
1	Frequency/speed inverter control including propulsion transformer for main propulsion motor	*****	***** months
1	Main propulsion motor	*****	***** months
1	Each type HV transformer excluding propulsion transformer	*****	***** months
1	One electric FDF motor for two regas boilers (Interchangeable with both FDFS)	*****	***** months
1	One mechanical FDF including shaft bearings for two regas boilers (Interchangeable with both FDFs)	*****	***** months
1	Turning gear motor for reduction gear	*****	***** months
1	Complete safety valve for regas boilers (total 4 valves with same size for 2 regas boilers)	*****	***** months
1	Complete pilot valve for cargo tank safety valves (each size and each type)	*****	***** months
1	Complete expansion bellow (compensator) of each size and each type in the cargo pipe lines	*****	***** months
1	Complete manifold valve including actuator (each size and each type, butterfly valve)	*****	***** months
1	Complete valve with actuator, cargo pump discharge valve on tanks (each size and each type, butterfly valve)	*****	***** months
1

Essential Motor

As low voltage motors are taking short lead time, we propose to have each one set of following large HV motors as depot spare:

-   Motor for HD Compressor

-   Motor for LD Compressor

-   Motor for Bow Thruster

-   Motor for Stern Thruster

•  Motor for ballast pump

		*****	***** months

	Total	*****

Schedule III – Page 14

Execution version re Hull 1689

The Depot Spare Parts list in this Attachment 3 to Schedule III shall, throughout the Vessel’s construction phase, be evaluated by Charterer and Owner with a view toward optimizing such list and ensuring the most practicable arrangement with regard to onboard spare parts and depot spares. Charterer’s final decision in regard to both shall be challengeable only upon grounds that such decision is unreasonable under the circumstances. The cost shall be reference only and shall be changed according to the final specification of the equipment and delivery schedule.

Schedule III – Page 15

Execution version re Hull 1689

SCHEDULE IV

TO

SRV LNG CARRIER TIME CHARTER PARTY

DATED    MARCH 2007

INSURANCE

THE FOLLOWING IS AT ALL TIMES SUBJECT TO THE PROVISIONS OF Schedule III REGARDING THE ALLOCATION OF INSURANCE COSTS IN THE VARIABLE ELEMENT:

PART A - Types of Insurance Coverage

Owner shall at all times during the Term procure and maintain insurances on the Vessel in accordance with the following provisions. The Vessel may be insured under the manager’s fleet policies, subject to Charter’s approval, provided always that the manager provides evidence to Charterer at the renewals of such policies that the insurance policies and cover are sufficient. In all instances, Owner shall work toward establishing, and Charterer shall approve (such approval not to be unreasonably withheld, conditioned or delayed), insurance values, amounts, coverages and deductibles which result in the most economical premiums as compatible and consistent with insurances to the standards which prudent shipowners operating first class LNG carriers/SRVs should observe in insuring LNG carriers of a similar type, size, age and trade as the Vessel, which take into consideration operation of the Vessel as an SRV, and which insurances otherwise conform with the terms of the Charter. Before Delivery under the Charter, Owner and Charterer shall agree on insurance cover having regard to the terms of this Schedule IV. A review of insurance requirements shall be undertaken by Charterer and Owner annually during the term of the Charter to assess the reasonableness of coverage levels, terms and conditions (including any limits on ports at which Vessel may call), deductibles and premiums. The objective of the review is to ensure that adequate and appropriate insurance protection and security is available at the most reasonable premiums and deductibles possible. Subsequent to each review, without prejudice to the provisions of paragraph 8 of this Schedule IV, the insurance program outlined in this Schedule IV shall be adjusted based on the mutual agreement of Charterer and Owner.

1.	“Hull and Machinery Insurance”

(a)	Owner shall take out and maintain “all risk” Hull and Machinery Insurance with first class marine underwriters up to the value set out in this paragraph (the “Insured Value”).

(b)	Unless otherwise agreed, the maximum Insured Value of the Vessel shall be not less than the higher of the market value of the Vessel and the amount required by Owner’s financiers in accordance with market practice.

(c)	(i) The Hull and Machinery Insurance shall be placed under the terms of the Norwegian Marine Insurance Plan applicable at the date of original issue and the date of each renewal, respectively, or its U.K., French, or American equivalents.

Schedule IV – Page 1

Execution version re Hull 1689

(ii)	In the event that the Hull & Machinery Insurance to be placed by Owner is no longer an “all risk coverage”, Charterer shall determine in conjunction with Owner whether the Hull and Machinery Insurance specifically shall include the following:

A.	Additional Perils Clause (LNG vessel); or

B.	The (London) Institute Additional Perils Clause-Hulls; or

C.	The American Hull Syndicate Liner Negligence Clause; and.

D.	Such additional coverages and insured values as Charterer may reasonably require.

In addition, the Hull and Machinery Insurance shall include Four-fourths Running Down Clause cover; provided, however, that all or a portion of such risk may be taken out by means of P&I Insurance, as defined in paragraph 2, with any of the leading international P&I associations proposed by Owner and approved by Charterer (the “Approved Club”), which approval shall be granted if the P&I association proposed is a member of the International Group of P&I Associations.

(iii)	Owner shall arrange for, and Charterer shall approve (such approval not to be unreasonably withheld or delayed), a deductible on Hull and Machinery Insurance which results in the most economical premiums recognizing conditions or restrictions within the financial arrangements pertaining to the Vessel and the standards which prudent shipowners operating first class LNG carriers should observe in insuring LNG carriers of similar type, size, age and trade as the Vessel which take into consideration outfitting and operation of the Vessel as an SRV and which deductible otherwise conforms with the terms of the Charter. Owner shall make such arrangements as are necessary, to conform to the Conditions of Use referred to in paragraph 2(c), modified as provided therein.

2.	Protection & Indemnity Insurance (“P&I Insurance”)

(a)	P&I Insurance shall be placed up to the maximum limit available, with and subject to and on the basis of the rules of the Approved Club.

(b)	The terms of the P&I Insurance shall be those of the standard rules of the Approved Club supplemented or adapted as appropriate in order to adequately insure the operation of the Vessel as an SRV. The deductibles for the P&I Insurance should result in the most economical premiums, recognizing the conditions or restrictions within the financial arrangements pertaining to the Vessel and standards which prudent shipowners operating first class LNG carriers should observe in insuring LNG carriers of similar type, size, age and trade as Vessel, which take into consideration operation of the Vessel as an SRV and which terms otherwise conform with the terms of the Charter.

Schedule IV – Page 2

Execution version re Hull 1689

(c)	Special provisions resulting from Owner’s acceptance of the Conditions of Use of terminals (including under the port liability agreement, as referred to in Clause 72 of the Charter) shall be incorporated into the terms of Owner’s P&I Insurance, or, if not covered by the standard P&I rules or if required by Charterer, additional insurance shall be placed to cover liability under the Conditions of Use (including under such port liability agreement).

(d)	In the event that Four-fourths Running Down Clause cover is taken out by means of Hull and Machinery Insurance, P&I Insurance coverages shall be reduced but only to the extent necessary to avoid overlap.

(e)	If available and requested by Charterer, Owner shall arrange for membership in the International Tanker Owners Pollution Federation to cover the Vessel and/or other voluntary additional pollution cover.

3.	War Risks Insurance

(a)	Owner shall (save as specifically provided in this paragraph) have the same rights and obligations in respect of insurance of war risks as provided for all the risks referred to in paragraphs 1 and 2 hereof and, where applicable, up to the same amounts of cover.

(b)	Hull and Machinery War Risks Insurance shall cover no less than is covered by the Norwegian Marine Insurance Plan of 1996 or later amendments or its American, or London Institute equivalents and shall correspond with the applicable clauses in the Hull and Machinery Insurance.

4.	Compulsory Insurances

(a)	The insurances required under Part A of this Schedule IV (as they may be varied in accordance with paragraphs (b)-(d) below and renewed in accordance with paragraph 8 below) are hereinafter referred to as the “Compulsory Insurances.”

(b)	Owner may obtain Increased Value Insurance and/or Hull Interest and/or Freight Interest Insurance for an amount agreed to by underwriters and approved by Charterer for a portion of the Insured Value on Hull and Machinery on terms (so far as applicable) similar to those for the Hull and Machinery Insurance and with the same insurers or others of similar standing. The decision whether to use such insurance and the percentage of the Insured Value to be covered by such insurance shall be made by Owner, in consultation with Charterer, taking into consideration the amount of premium savings (if any) resulting therefrom and the adequacy of the insurance coverage.

(c)	When the Vessel is idle or laid up, Owner may, or at the request of Charterer and subject to availability shall, arrange port risk insurance in lieu of insurances

Schedule IV – Page 3

Execution version re Hull 1689

required hereunder under terms which are, in the event such coverage is obtained at Charterer’s request, subject to Charterer’s prior approval, insuring the Vessel against the usual risks covered by such terms. The cost of arranging such coverage shall be for Charterer’s account if such coverage is arranged at Charterer’s request. Owner shall obtain Hull and Machinery Insurance underwriters’ prior consent to such port risk insurance at the time of each renewal.

(d)	At Charterer’s expense, Owner shall obtain such other insurances, endorsements and clauses to policies and entries as Charterer may from time to time request so long as such insurances, endorsements and clauses are not prohibited by other Compulsory Insurances.

PART B - Premiums and Claims

5.	Payment of Premiums

(a)	Owner shall be responsible for the timely payment of any and all premiums and calls of whatsoever nature lawfully demanded by insurers for all insurance’s taken out on Vessel.

(b)	If Owner shall default in the payment of any premiums or calls as aforesaid, Charterer may, but shall not in any circumstances be obliged to, pay any such premiums or calls to the brokers who arranged the insurance for payment to underwriters or direct to the Approved Club in question and Charterer shall then be entitled to deduct any such payments made from the next due payment of hire.

6.	Reimbursement of Owner

If available and requested by Charterer, Owner shall obtain a time charterer’s entry with the Approved Club in the name of Charterer.

If available and requested by Charterer, Owner shall arrange for Charterer’s liability insurance on terms agreeable to Charterer.

In the event that Charterer should want to insure the Vessel for a higher amount than the Insured Value, this shall be done by placing total loss insurance in the name of Charterer; provided always that such additional insurance is readily available in the insurance market and that the premium in respect of such excess coverage shall be for Charterer’s account.

In addition to Compulsory Insurances, Owner shall obtain insurance for spare parts in Transit and Storage, Second Seaman’s and money in care of Master, the latter three (3) insurances together with Compulsory Insurances and together with the three insurances referred to in paragraph one to three above in this Clause 6 being hereinafter collectively referred to as “Reimbursable Insurances.” Reimbursable Insurances shall be the insurance for which Owner is reimbursed as provided in Schedule III of the Charter (i.e., part of the Insurance category under the Variable Element). Changes in net premiums for the Reimbursable Insurances shall be dealt with as provided in Schedule III. The expression “net premiums” as used herein or in this Charter means the actual amount expended by or on behalf of Owner ascertained by deducting

Schedule IV – Page 4

Execution version re Hull 1689

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

from the gross premiums paid the full amount of any return premium (for whatever reason received), commissions, rebates and/or discounts on premiums received by Owner and includes and applies (mutatis mutandis) to calls payable to the Approved Club.

7.	Claims

Except as otherwise agreed by Charterer, Owner shall diligently pursue all claims which can be made under the Reimbursable Insurances. Any amount not recoverable by Owner from insurers by reason only of default in premium payment or breach of warranties shall be deemed to have been paid to Owner in calculating the Variable Element in Schedule III of the Charter. Owners shall diligently pursue all claims which can be made under the Compulsory Insurances. Unless the cost of repair is greater than the higher of *****% of the market value or the Vessel’s H&M insured value Owner may not agree or compromise a total loss without Charterer’s consent (which consent may not be unreasonably withheld, conditioned or delayed)

PART C - Placing of Insurance; Miscellaneous

8.	Renewal Quotations

Owner shall, at its earliest convenience but in no event less than ***** days before the expiry of any of the Reimbursable Insurances and other insurance, provide Charterer with renewal quotations in sufficient detail to provide Charterer with all the information it reasonably requires to assess Owner’s intended renewal proposal. Charterer may as soon as possible upon receipt of the required information and not later than ***** days prior to expiry date suggest changes to Owner’s proposed arrangements. Owner shall take into consideration Charterer’s suggested changes acting as a prudent and reasonable operator.

In the event that a type or extent of insurance coverage specified herein should no longer be available Owner shall inform Charterer accordingly, in which case Charterer and Owner shall in good faith discuss and agree on alternative coverage that best possibly meets the reasonable requirements of both Charterer and Owner.

9.	Evidence of Insurance

Owner agrees to furnish to Charterer, within ***** days after the renewal of any insurances obtained by or on behalf of Owner, in respect of the Reimbursable Insurances and other insurances placed for the benefit of Charterer, certified copies of cover notes or a copy of the policies, cover notes or certificates of entry and the latest rules of the Approved Club. At least once annually during the Term, Owner shall deliver to Charterer detailed written information conveying the Reimbursable Insurances and any other insurances covering Vessel for the benefit of Charterer. The receipt of such information shall not impose any obligation on Charterer.

10.	Additional War Zone Expenses

Notwithstanding anything contained elsewhere in this Schedule IV and subject to the provisions of Clause 37 of the Charter, all extra expenses incurred by Owner (in relation to insurances) if Vessel is required to trade in areas where there is war or, as determined by the

Schedule IV – Page 5

Execution version re Hull 1689

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

insurers of Vessel, a warlike situation (de facto or de jure) shall be reimbursed by Charterer to Owner; provided, however, that, if practicable, Charterer shall be given an opportunity of signifying its approval before such expenses are incurred. Charterer shall reimburse Owner for such expenses upon presentation of reasonable documentation evidencing such expenses.

11.	Waiver of Subrogation, etc.

Except as Charterer may otherwise agree, all insurance policies related to Vessel (other than the P&I Insurance) and its operations shall (a) make Charterer an additional assured party, (b) waive insurers’ rights of subrogation against Charterer, and, to the extent available at reasonable commercial terms, (c) otherwise recognize, in a manner acceptable to Charterer, Charterer’s interests in Vessel and its operations under the Charter. Except for War Risks Insurance, Owner shall cause all insurers to agree in writing to give Charterer as much prior written notice as possible, but in no event less than ***** days’ prior written notice, of the cancellation of any insurances which such insurers arrange.

12.	Insurance Opinion

At least annually during the Term, Owner shall deliver to Charterer an opinion of an internationally recognized independent (not owned by or affiliated with Owner or manager) marine insurance broker to the effect that the insurances carried by Owner with respect to Vessel and its operations conform with the requirements of this Schedule IV and that the Reimbursable Insurances conform with insurances which prudent owners and operators engaged in the LNG trade should carry for vessels of the type, size, class and age of the Vessel, which take into consideration operation of the Vessel as an SRV, and are placed with underwriters who meet the brokers’ minimum financial standards.

13.	Additional Insurances

Nothing herein provided shall prevent Owner from arranging, for its sole benefit and at its own sole expense, additional insurance cover; provided, however, that:

(i)	to the extent that any claim amount recoverable under additional insurance (for which Charterer was directly or indirectly to have received a benefit) is reduced by reason of the existence of any such other insurance, Owner shall credit Charterer with the amount of such lost benefit;

(ii)	such additional insurance may be purchased but only to the extent permitted by and within the warranties of the conditions on which Vessel’s Hull and Machinery Insurance is written, unless agreement for amending such warranties is obtained from underwriters.

Schedule IV – Page 6

Execution version re Hull 1689

SCHEDULE V

TO

SRV LNG CARRIER TIME CHARTER PARTY

DATED      MARCH 2007

LETTERS OF INDEMNITY

A	Standard form letter of indemnity to be given in return for delivering cargo without production of the original Bill of Lading

B	Standard form letter of indemnity to be given in return for delivering cargo at a port other than that stated in the Bill of Lading

C	Standard form letter of indemnity to be given in return for delivering cargo at a port other than that stated in the Bill of Lading and without production of the original Bill of Lading

Schedule V – Page 1

Execution version re Hull 1689

A LETTER OF INDEMNITY

(delivering cargo without production of the original Bill of Lading)

To:	[ ] the Owner of the LNG Carrier (insert name of ship)

Ship:	[insert name of ship]

Voyage:	[insert load/discharge port, as stated in the Bill of Lading]

Cargo:	[insert description of cargo and quantity]

Bill(s) of Lading:	[insert identification number, date, place of issue]

Dear Sirs,

The above cargo was shipped on the above vessel by (insert name of shipper) and consigned to (insert name of consignee or to whose order the Bill of Lading is made out, as appropriate) for delivery at the port of (insert name of discharge port stated in the Bill of Lading), but the Bills of Lading have not yet arrived and we (insert name of party requesting delivery), hereby request you to give delivery of the said cargo to (insert name of party to whom delivery is to be made) without production of the original Bills of Lading.

In consideration of your complying with our above request, we hereby agree as follows:

1.	To indemnify you, your servants and agents and to hold all of you harmless in respect of any liability, loss, damage or expenses of whatsoever nature which you may sustain by reason of delivering the cargo to the above consignees in accordance with our request.

2.	In the event of any proceedings being commenced against you or any of your servants or agents in connection with the delivery of the cargo as aforesaid, to provide you or them from time to time on demand with sufficient funds to defend the said proceedings.

3.	If, in connection with the delivery of the cargo as aforesaid, the vessel or any other vessel or property belonging to you should be arrested or detained, or if the arrest or detention thereof should be threatened, to provide on demand such bail or other security as may be required to prevent such arrest or detention or to secure the release of such vessel or property and to indemnify you in respect of any liability, loss, damage or expenses caused by such arrest or detention or threatened arrest or detention whether or not the same may be justified.

4.	As soon as all original Bills of Lading for the above cargo shall have arrived and/or come into our possession to produce and deliver the same to you, whereupon, subject to Clauses 1, 2 and 3 above, our liability hereunder shall cease.

5.	The liability of each and every person under this indemnity shall be joint and several and shall not be conditional upon your proceeding first against any person, whether or not such person is party to or liable under this indemnity.

Schedule V – Page 2

Execution version re Hull 1689

6.	This indemnity shall be governed by and construed in accordance with English Law and each and every person liable under this indemnity shall at your request submit to the jurisdiction of the High Court of Justice in London.

Yours faithfully,

for and on behalf of
Charterer

signature stating name and position of signatory

We join in the above Letter of Indemnity

Schedule V – Page 3

Execution version re Hull 1689

B LETTER OF INDEMNITY

(delivering cargo at a port other than that stated in the Bill of Lading)

To:	[ ] the Owner of the LNG Carrier (insert name of ship)

Ship:	[insert name of ship]

Voyage:	[insert load/discharge port, as stated in the Bill of Lading]

Cargo:	[insert description of cargo and quantity]

Bill(s) of Lading	[insert identification number, date, place of issue]

Dear Sirs,

The above cargo was shipped on the above vessel by (insert name of shipper) and consigned to (insert name of consignee or to whose order the Bill of Lading is made out, as appropriate) for delivery at the port of (insert name of discharge port stated in the Bill of Lading), but we, (insert name of party requesting substituted delivery), hereby request you to order the vessel to proceed to and give delivery of the said cargo at the port of (insert name of substitute port) against production of at least one original Bill of Lading.

In consideration of your complying with our above request, we hereby agree as follows:

1.	To indemnify you, your servants and agents and to hold all of you harmless in respect of any liability, loss, damage or expenses of whatsoever nature which you may sustain by reason of the vessel proceeding and giving delivery of the cargo at the substitute port in accordance with our request.

2.	In the event of any proceedings being commenced against you or any of your servants or agents in connection with the vessel proceeding and giving delivery of the cargo as aforesaid, to provide you or them from time to time on demand with sufficient funds to defend the said proceedings.

3.	If, in connection with the vessel proceeding and giving delivery of the cargo as aforesaid, the vessel or any other vessel or property belonging to you should be arrested or detained, or if the arrest or detention thereof should be threatened, to provide on demand such bail or other security as may be required to prevent such arrest or detention or to secure the release of such vessel or property and to indemnify you in respect of any liability, loss, damage or expenses caused by such arrest or detention or threatened arrest or detention whether or not the same may be justified.

4.	The liability of each and every person under this indemnity shall be joint and several and shall not be conditional upon your proceeding first against any person, whether or not such person is party to or liable under this indemnity.

Schedule V – Page 4

Execution version re Hull 1689

5.	This indemnity shall be governed by and construed in accordance with English Law and each and every person liable under this indemnity shall at your request submit to the jurisdiction of the High Court of Justice in London.

Yours faithfully,

for and on behalf of
Charterer

signature stating name and position of signatory

We join in the above Letter of Indemnity

Schedule V – Page 5

Execution version re Hull 1689

C LETTER INDEMNITY

(delivering cargo at a port other than that stated in the Bill of Lading and without production of the original Bill of Lading)

To:	[ ] the Owner of the LNG Carrier (insert name of ship)

Ship:	[insert name of ship]

Voyage:	[insert load/discharge port, as stated in the Bill of Lading]

Cargo:	[insert description of cargo and quantity]

Bill(s) of Lading:	[insert identification number, date, place of issue]

Dear Sirs,

The above cargo was shipped on the above vessel by (insert name of shipper) and consigned to (insert name of consignee or to whose order the Bill of Lading is made out, as appropriate) for delivery at the port of (insert name of discharge port stated in the Bill of Lading), but we, (insert name of party requesting substituted delivery), hereby request you to order the vessel to proceed to and give delivery of the said cargo at the port of (insert name of substitute port) to (insert name of party to whom delivery is to be made) without production of the original Bill(s) of Lading.

In consideration of your complying with our above request, we hereby agree as follows:

1.	To indemnify you, your servants and agents and to hold all of you harmless in respect of any liability, loss, damage or expenses of whatsoever nature which you may sustain by reason of the vessel proceeding and giving delivery of the cargo without production of the original Bill of Lading and at a port other than that stated in the Bill of Lading, in accordance with our request.

2.	In the event of any proceedings being commenced against you or any of your servants or agents in connection with the vessel proceeding and giving delivery of the cargo as aforesaid, to provide you or them from time to time on demand with sufficient funds to defend the said proceedings.

3.	If, in connection with the vessel proceeding and giving delivery of the cargo as aforesaid, the vessel or any other vessel or property belonging to you should be arrested or detained, or if the arrest or detention thereof should be threatened, to provide on demand such bail or other security as may be required to prevent such arrest or detention or to secure the release of such vessel or property and to indemnify you in respect of any liability, loss, damage or expenses caused by such arrest or detention or threatened arrest or detention whether or not the same may be justified.

Schedule V – Page 6

Execution version re Hull 1689

4.	As soon as all original Bills of Lading for the above cargo shall have come into our possession to produce and deliver the same to you.

5.	The liability of each and every person under this indemnity shall be joint and several and shall not be conditional upon your proceeding first against any person, whether or not such person is party to or liable under this indemnity.

6.	This indemnity shall be governed by and construed in accordance with English Law and each and every person liable under this indemnity shall at your request submit to the jurisdiction of the High Court of Justice in London.

Yours faithfully,

for and on behalf of

Charterer

signature stating name and position of signatory

We join in the above Letter of Indemnity

Schedule V – Page 7

Execution version re Hull 1689

SCHEDULE VI

TO

SRV LNG CARRIER TIME CHARTER PARTY

DATED      MARCH 2007

FORM OF REGAS TESTS ACCEPTANCE CERTIFICATE

REGAS TESTS ACCEPTANCE CERTIFICATE under SRV TIME

CHARTERPARTY FOR HULL No. 1689 dated              2007 (the “Charter”)

This document constitutes the Regas Tests Acceptance Certificate envisaged in Clauses 7(f), 7(i), 7(1) and 7(s) of that certain SRV LNG Carrier Time Charterparty in respect of one 145,000 m3 shuttle and regasification vessel having Builder’s Hull No. 1689, dated [—][—] 2007 (the “Charter”), signifying that:

1)	the Regas Tests (as defined in the Charter) have been completed satisfactorily in accordance with the requirements of the Charter and the Specifications; and

2)	[the Guaranteed Regas Rate (as defined in the Charter)][an actual regas rate off [ ]] has been achieved[; and]

3)	[no amount is due and payable to Charterer by Owner under Clause 7(n) of the Charter][liquidated damages in the amount of US$[—] (United States Dollars [—]), as calculated in accordance with Clause 7(n) of the Charter are due and payable by Owner in accordance with the provisions of Clause 7(n) of the Charter].

Capitalised words used in this Certificate shall have the meaning accorded them in the Charter.

Charterer’s execution of this certificate shall in no respect release Owner from its obligations and liability:

a)	[to pay to Charterer the amount in liquidated damages referred to in paragraph 3 above]; [and

b)	under Clause 27(g) of the Charter for the duration of the Term].

Signed on this [    ] day of [            ] 200[    ]:

By [ ]	By [ ]
for and on behalf of	for and on behalf of
SRV JOINT GAS LIMITED	SUEZ LNG TRADING SA

Schedule VI – Page 1

Execution version re Hull 1689

SCHEDULE VII

TO

SRV LNG CARRIER TIME CHARTER PARTY

DATED      MARCH 2007

FORM OF CONSENT AND AGREEMENT

CONSENT AND AGREEMENT (this “Consent”), dated as of             , 20    , among (1)             , a company organised and existing under the laws of the              (the              “Charterer”); (2)             , as Security Trustee (together with its successors in such capacity, the “Security Trustee”) for the sole benefit of the Finance Parties under the Finance Documents (as each such term is defined below); and (3)             , a company organised and existing under the laws of              (the “Borrower”).

RECITALS

A. The Vessel. The Borrower will be the registered owner of a              cubic meter liquefied natural gas tanker [under construction]/[to be constructed] at              and having hull number              (the “Vessel”) which the Borrower will acquire from              (the “Ship Builder”) pursuant to a shipbuilding contract dated              between the Borrower and the Ship Builder (the “Ship Building Contract”).

B. The Charter. Pursuant to a time charterparty dated             made between the Charterer and the Borrower in respect of the Vessel (the “Charter”), the Charterer will charter the Vessel from the Borrower for an initial period of about             years subject to termination rights) from delivery thereunder.

C. The Finance Documents. Pursuant to a facility agreement dated             20     (the “Facility Agreement”) among (i) the Borrower; (ii) the Security Trustee (iii)              (as the “Agent”); and (iv) the banks and financial institutions listed in Schedule      thereto (the “Lenders”, and together with the Security Trustee, the Agent and the Banks, the “Finance Parties”), the Lenders have agreed, inter alia, to make certain loan facilities available to the Borrower upon the terms and subject to the conditions of the Finance Documents (as such term is defined in the Facility Agreement). As part of the security for the obligations of the Borrower to the Finance Parties under the Finance Documents, the Borrower has agreed to grant to the Security Trustee certain security including (inter alia):

(i)	an assignment of its rights under the Charter; and

(ii)	a first priority ship mortgage over the Vessel (the “Mortgage”).

D. Condition Precedent. The Finance Documents require the execution, delivery and implementation of this Consent and it is a condition precedent to the making of loans under the Facility Agreement that the Charterer shall have executed and delivered this Consent. It is acknowledged by the Borrower and the Charterer that the execution of this Consent satisfies the requirement of Clause 14(c) of the Charter.

Schedule VII – Page 1

Execution version re Hull 1689

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Charterer, the Security Trustee and the Borrower hereby agree as follows:

ARTICLE 1. - CONSENT TO ASSIGNMENT, ETC.

1.1 Quiet Enjoyment Undertaking. The Security Trustee for itself and in its capacity as agent for the Finance Parties irrevocably undertakes that subject to due performance by the Charterer of all its material obligations under the Charter (subject to the expiry of any grace periods), the Security Trustee shall, for the duration of the Charter and any extension thereof permitted by the Charter, allow the Charterer unfettered use of the Vessel in accordance with the terms and conditions of the Charter. Any breach by the Charterer of its obligations under the Charter shall be subject solely to the rights and remedies afforded the Borrower under the Charter. The Security Trustee will not exercise any rights it may have against the Vessel or in connection with the Charter if any “event of default” (as that term is defined in the Facility Agreement, an “Event of Default”) has occurred and is continuing, except as provided by Articles 1.3 and 1.7 below.

1.2 Consent to Assignment. The Charterer (i) consents in all respects to the pledge and assignment to the Security Trustee pursuant to the Finance Documents of all of the Borrower’s right, title and interest in, to and under the Charter and the Ship Building Contract (the “Assigned Interests”); (ii) acknowledges the right of the Security Trustee or any designee of the Security Trustee, in the exercise of the Security Trustee’s rights and remedies under the Finance Documents, to make all demands, give all notices, take all actions and exercise all rights of the Borrower under the Charter and the Ship Building Contract; and (iii) acknowledges that the Borrower may not, without the prior written consent of the Security Trustee, materially amend, modify, vary, or supplement, or terminate or assign the Charter or the Ship Building Contract.

1.3 Substitute Owner. The Charterer agrees that (i) if the Security Trustee shall notify Charterer that an Event of Default has occurred and is continuing and that the Security Trustee or its designee has elected to exercise the rights and remedies set forth in the Finance Documents, then the Security Trustee or its designee which elects to assume the Borrower’s obligations under the Charter and the Ship Building Contract (the “Substitute Owner”) shall be substituted for the Borrower under the Charter and the Ship Building Contract; and (ii) in such event, the Charterer shall (without prejudice to Article 1.4 below) recognise the Substitute Owner and shall continue to perform its obligations under the Charter in favour of the Substitute Owner, provided that (x) the Security Trustee shall give the Charterer not less than ***** days’ prior written notice of the intended transfer and details of the proposed Substitute Owner; (y) in the opinion of the Charterer (acting reasonably and without undue delay), the proposed Substitute Owner shall have the legal capacity and the financial resources and expertise to own and operate the Vessel and, without limitation, to perform the Borrower’s obligations under the Charter; and (z) such proposed Substitute Owner shall have undertaken to the Charterer in writing to remedy as soon as practicable any outstanding defaults of the Borrower under the Charter.

1.4 Preservation of Charterer’s Rights. Notwithstanding any other provision in this Consent, any disposal of the Vessel by the Security Trustee to a Substitute Owner in accordance

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

with Article 1.3 shall not prejudice the Charterer’s rights under the Charter accruing before or after the date of such disposal, including, without limitation, any right that the Charterer may then have to terminate the Charter (but as between the Charterer and the Finance Parties, subject always to Article 1.5). If the Security Trustee exercises its rights under Article 1.3 above to dispose of the Vessel to a Substitute Owner during the term of the Charter, the Security Trustee shall comply with the conditions set out in Article 1.1 above and shall (subject to any requirements or restrictions imposed by any applicable law in relation to disposal of the Vessel) dispose of the Vessel expressly subject to the Charter. The Security Trustee shall procure that the Substitute Owner (and any other person providing financing to the Substitute Owner for the purposes of the acquisition by the Substitute Owner of the Vessel) issues an undertaking to the Charterer on substantially the same terms as the undertaking granted by the Security Trustee in Article 1.1 above.

1.5 Right to Cure. In the event of a default or breach by the Borrower in the performance of any of its obligations under the Charter, or upon the occurrence or non-occurrence of any event or condition under the Charter that would immediately or with the passage of any applicable grace period or the giving of notice, or both, enable the Charterer to terminate the Charter (a “Default”), to the extent such Default is capable of being cured the Charterer shall not terminate the Charter until it first gives written notice of such Default to the Security Trustee or its designee and affords such party a period of ***** days to cure the circumstances giving rise to such suspension or termination rights; provided, however, that (i) such *****-day cure period shall in no circumstance delay the termination date afforded to Charterer under the Charter and (ii) such right to cure shall apply only after delivery of the vessel under the Charter and not during construction.

1.6 Assignment, Transfer, Sub-Chartering. The Charterer agrees that in the event that the Charterer sub-charters the Vessel to any person permitted in accordance with the terms of the Charter, the Charterer shall procure that any such person undertakes that its rights as sub-charterer are subject and subordinate in all respects to the rights of the Finance Parties under this Consent and that such person shall not assert a claim against the Finance Parties or any of them for wrongful interference with it rights (or any similar or equivalent claim) in respect of any actions taken by the Finance Parties or any of them which are in compliance with this Consent, and to procure that such undertaking by such person is included in the terms of any sub-charter entered into between the Charterer and such person.

1.7 Replacement Agreement. In the event that the Charter is terminated as a result of any bankruptcy or insolvency proceeding or other similar proceeding affecting the Borrower, the Charterer shall, at the option of the Security Trustee, enter into a new agreement with the Security Trustee or its transferee or nominee (the “Replacement Owner”) on terms identical, mutatis mutandis, to the terms of the Charter. The Security Trustee (or, as the case may be, the Replacement Owner) shall comply with the provisions of Article 1.3 (x), (y) and (z) which shall apply for the purposes of this Article 1.7 as if the words “proposed Substitute Owner” have been replaced by the words “proposed Replacement Owner”.

1.8 No Liability. The Charterer acknowledges and agrees that neither the Security Trustee nor its designees shall have any liability or obligation under the Charter as a result of this Consent, nor shall the Security Trustee or its designees be obligated or required to (i) perform

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any of the Borrower’s obligations under the Charter, except during any period in which the Security Trustee or its designee is a Substitute Owner under the Charter pursuant to Article 1.3 or a Replacement Owner under the Charter pursuant to Article 1.7, in which case the obligations of such Substitute Owner or Replacement Owner shall be no more onerous than those of the Borrower under the Charter for such period (unless otherwise expressly agreed by the Borrower and the Security Trustee or the Substitute Owner or the Replacement Owner); or (ii) take any action to collect or enforce any claim for payment assigned under the Finance Documents.

1.9 Borrower’s Undertaking. The Borrower undertakes to the Charterer that it shall not make any claim against the Vessel and/or the Charterer arising from any transfer or novation of the Charter to the Security Trustee or any Substitute Owner or from the entry into a new agreement by the Charterer with a Replacement Owner. The Security Trustee acknowledges that delivery by the Borrower of a notice in writing to the Charterer stating that the Borrower has no claim, and has no intention of making such a claim, against the Vessel and/or the Charterer which may arise from such transfer or novation or from the entry into a new agreement shall be a condition precedent to the effectiveness of any transfer, novation or new agreement

1.10 Delivery of Notices. The Charterer shall deliver to the Security Trustee and its designees, concurrently with the delivery thereof to the Borrower, a copy of any notice of suspension or termination given by the Charterer to the Borrower under the Charter.

1.11 Registration of Interest. To the extent permitted by applicable law, the terms of the undertaking contained in Article 1.1 above shall be included in the Mortgage and shall form part of the terms and conditions of the Mortgage. Upon registration of the Mortgage, the Security Trustee agrees to request that the Registrar of Ships for vessels registered on the Ship Register make a note of such undertaking in the Vessel’s register.

ARTICLE 2. - PAYMENTS UNDER THE CHARTER

The Charterer shall pay all amounts payable by it to the Borrower under the Charter in the manner required by the Charter directly into the account specified on Exhibit A hereto, or to such other person or account as shall be specified from time to time by the Security Trustee to the Charterer in writing in accordance with Article 4.1. Should the Charterer receive a notice from the Security Trustee asking the Charterer to make payments to an alternative account in accordance with this Article 2, the Borrower shall pay to the Charterer any net increase in payment costs incurred by the Charterer as a result of making such payments into such alternative account.

ARTICLE 3. - REPRESENTATIONS AND WARRANTIES OF THE CHARTERER

The Charterer makes the following representations and warranties to the Security Trustee as at the date hereof.

3.1 Organisation. The Charterer is duly organised and validly existing under the laws of jurisdiction of its incorporation, and has all requisite corporate power and authority to execute and deliver this Consent and the Charter and perform its obligations thereunder.

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

3.2 Authorisation; No Conflict. The Charterer has duly authorised, executed and delivered this Consent and the Charter. Neither the execution and delivery of this Consent and the Charter by the Charterer nor its consummation of the transactions contemplated thereby nor its compliance with the terms thereof does or will require any consent or approval not already obtained, or will conflict with the Charterer’s formation documents or any contract or agreement binding on it.

3.3 Legality, Validity and Enforceability. Each of this Consent and the Charter is in full force and effect and is a legal, valid and binding obligation of the Charterer, enforceable against the Charterer in accordance with its terms. The Charter has not been amended, supplemented, suspended, novated, extended, restated or otherwise modified except in accordance with its terms.

3.4 Governmental Consents. There are no governmental consents existing as of the date of this Consent that are required or will become required to be obtained by the Charterer in connection with the execution, delivery or performance of this Consent and the Charter and the consummation of the transactions contemplated thereunder, other than those governmental consents which have been obtained or can be obtained without undue expense or delay.

3.5 Litigation. There are no pending or, to the Charterer’s knowledge, threatened actions, suits, proceedings or investigations of any kind (including arbitration proceedings) to which the Charterer is a party or is subject, or by which it or any of its properties are bound, that if adversely determined to or against, the Charterer, could reasonably be expected to materially and adversely affect the ability of the Charterer to execute and deliver the Charter and this Consent or to perform its obligations thereunder or hereunder.

ARTICLE 4. - MISCELLANEOUS

4.1 Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be considered as properly given (a) if delivered in person, (b) if sent by overnight delivery service or (c) if sent by prepaid telex, or by telecopy with correct answer back received. Notices shall be directed (i) if to the Charterer or the Borrower, in accordance with the Charter and (ii) if to the Security Trustee, to                     . Notice so given shall be effective upon receipt by the addressee. Any party hereto may change its address for notice hereunder to any other location by giving no less than *****days notice to the other parties in the manner set forth hereinabove.

4.2 Further Assurances. The Charterer shall fully cooperate with the Security Trustee and perform all additional acts reasonably requested by the Security Trustee to effect the purposes of this Consent.

4.3 Amendments. This Consent may not be amended, changed, waived, discharged, terminated or otherwise modified unless such amendment, change, waiver, discharge, termination or modification is in writing and signed by each of the parties hereto.

4.4 Entire Agreement. This Consent and any agreement, document or instrument attached hereto or referred to herein integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral negotiations and prior writings in respect to the subject matter hereof.

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4.5 Governing Law. This Consent shall be governed by the laws of England.

4.6 Severability. In case any one or more of the provisions contained in this Consent should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties hereto shall enter into good faith negotiations to replace the invalid, illegal or unenforceable provision with a view to obtaining the same commercial effect as this Consent would have had if such provision had been legal, valid and enforceable.

4.7 Dispute Resolution. Any dispute arising under this Consent shall be decided by the High Court of Justice in London, England to whose jurisdiction the parties hereby agree. Notwithstanding the foregoing, the parties may jointly agree in writing to have any dispute arising from this Consent referred to or determined by any arbitral tribunal appointed pursuant to Clause 53 of the Charter. It shall be a condition precedent to the right of any party to a stay of any legal proceedings in which maritime property has been or may be, arrested in connection with a dispute under this Consent, that that party furnishes to the other party security to which that other party would have been entitled in such legal proceedings in the absence of a stay.

4.8 Service of Process. (i) The Charterer hereby appoints Suez Global LNG Ltd., 101 Wigmore Street, third floor, London W1U 1QU (United Kingdom) as its agent for service of any proceedings under this Charter in the High Court of England and Wales; (ii) the Borrower hereby appoints                      as its agent for service of any proceedings under this Charter in the High Court of England and Wales; and (iii) the Security Trustee hereby appoints                      as its agent for service of any proceedings under this Charter in the High Court of England and Wales.

4.9 Successors and Assigns. The provisions of this Consent shall be binding upon and inure to the benefit of the parties hereto and their permitted successors and assigns.

4.10 Counterparts. This Consent may be executed in one or more duplicate counterparts and when signed by all of the parties listed below shall constitute a single binding agreement.

4.11 Termination. Each party’s obligations hereunder are absolute and unconditional, and no party shall have any right to terminate this Consent or to be released, relieved or discharged from any obligation or liability hereunder until the earlier of (i) the irrevocable payment in full of all sums owed to the Finance Parties under the Finance Documents followed by the discharge of the Mortgage; and (ii) any permanent withdrawal of the Vessel from service under, or termination of, the Charter.

4.12 Contract (Rights of Third Parties) Act 1999. A person who is not a party to this Consent may not enforce any of its terms under the Contract (Rights of Third Parties) Act 1999.

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IN WITNESS WHEREOF, the parties have caused this Consent to be duly executed and delivered by its officer thereunto duly authorised as of the date first above written.

[ ] [CHARTERER]

By:
Name:
Title:

[ ] [BORROWER]

By:
Name:
Title:

[ ] [SECURITY TRUSTEE]

By:
Name:
Title:

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Exhibit A – Payment Instructions

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SCHEDULE VIII

TO

SRV LNG CARRIER TIME CHARTER PARTY

DATED      MARCH 2007

FORM OF DEED OF GUARANTEE - OWNER’S GUARANTORS

1.	This Guarantee is a performance and payment guarantee in accordance with the terms herein. In order to induce SUEZ TRADING LNG SA, a Société Anonyme (the “Charterer”) to enter into the SRV LNG Carrier Time Charter Party with SRV JOINT GAS LIMITED, a Cayman Islands company (the “Owner”), dated [—] (referred to herein as the “Charter”), Höegh LNG Ltd. (“Höegh”), having its principal place of business at [—] and Mitsui O.S.K. Lines, Ltd. (“MOL”), having its principal place of business at [—] (herein together referred to as the “Guarantors” and individually a “Guarantor”) hereby unconditionally and irrevocably, on a joint and several basis (subject always to the provisions of Clause 2 of this Guarantee), guarantee to the Charterer, its successors and assigns, the due and punctual performance of all of the obligations of the Owner under the Charter when due.

2.	Notwithstanding the provisions of Clause 1 above as to the joint and several liability of the Guarantors under this Guarantee, the liability of each Guarantor under this Guarantee as to the due and punctual performance of any and all payment obligations of the Owner under the Charter shall be several, in each case proportionate to its respective beneficial ownership share of the Owner, being 50% for Höegh and 50% for MOL.

Each payment demand shall be sent to both Guarantors, specifying the full payment due by the Owner under the Charter, and each Guarantor shall be liable to pay 50% of the requested amount. If for any reason this Guarantee is not enforceable against one of the Guarantors, it remains enforceable against the other Guarantor up to 50% of the requested amount.

3.	Each Guarantor represents that (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has full corporate power to execute, deliver and perform this Guarantee; (b) the execution, delivery and performance of the Guarantee have been and remain duly authorized by all necessary corporate action and do not contravene any provision of law or the Guarantor’s constitutional documents or any contractual restriction binding on the Guarantor or its assets; and (c) this Guarantee constitutes the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditor’s rights.

Each Guarantor hereby waives notice of any amendments, modifications or extensions of the Charter and any other notices whatsoever provided under the Charter. Furthermore, this Guarantee shall not in any way be affected or prejudiced by:

(a)	any amendment to, renewal or variation or termination of the Charter made with or without notice to or the consent of the Guarantors;

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(b)	any law, regulation or decree now or hereafter in effect in any jurisdiction which might in any manner affect any terms or provisions of the Charter or which might cause or permit to be invoked any alteration to the time, amount or manner of performance by the Guarantors or the Owner of any of their obligations, whether or not the Guarantors shall have notice or knowledge of any of the foregoing; or

(c)	any misrepresentation by the Owner or either Guarantor, any lack of power or authority of the Owner to enter into or perform any of the obligations under the Charter or any failure of the Charter to constitute the legal, valid and binding obligations of the Owner, enforceable in accordance with their terms.

Each Guarantor further agrees that the Charterer and its successors and assigns may pursue, at its election, any remedy or remedies hereunder directly against the Guarantors without first proceeding against the Owner or any other person, or foreclosing on any security for, or other guarantee of, the performance or payment of the obligations of the Owner.

Each Guarantor hereby irrevocably agrees that to the extent that such Guarantor or any of its assets has or hereafter may acquire any right of immunity related to or arising from the transactions contemplated by this Guarantee, whether characterized as sovereign immunity or otherwise, from any legal proceedings, to enforce or collect upon this Guarantee or any other liability or obligation of such Guarantor related to or arising from the transactions contemplated by this Guarantee, including, without limitation, immunity from service of process, immunity from jurisdiction or judgement of any court or tribunal, immunity from execution of a judgement, and immunity of any of its property from attachment prior to any entry of judgement, or from attachment in aid of execution upon a judgement, each Guarantor hereby expressly and irrevocably waives any such immunity.

4.	The obligations of the Guarantors hereunder shall not be subject to any counterclaim, set-off, reduction, deferment or defence (other than due performance and payment of the obligations of the Owner under the Charter or any other defence available to the Owner under the Charter and/or at law). Any claims of the Guarantors or either of them against the Owner, whether arising from payments or performance by the Guarantors hereunder or otherwise, shall be subordinate to the full and indefeasible payment and performance of the obligations guaranteed hereunder.

5.	This Guarantee shall not in any way be affected, reduced, limited, impaired, discharged, deferred, suspended, terminated or prejudiced by any change in corporate structure, control or ownership of the Owner or either Guarantor, by any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of either of the Guarantors, the Owner or any other affiliate of either of the Guarantors or other like procedure, or by any defence either Guarantor, the Owner or any other affiliate of either of the Guarantors may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding.

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6.	No delay or omission by the Charterer in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder or under the Charter. If any payment of the Owner in respect of the Charter is rescinded or must otherwise be returned for any reason whatsoever, the Guarantors shall remain liable hereunder as if such payment had not been made.

Wherever possible, any provision in this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or enforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any one jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.	This Guarantee shall be binding on the Guarantors and their successors and assigns, and shall inure to the benefit of the Charterer and its successors and assigns.

8.	This Guarantee shall be governed by and construed in accordance with the laws of England. The foregoing notwithstanding, a person who is not a party to this Guarantee has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Guarantee. Each Guarantor hereby irrevocably submits to the non-exclusive jurisdiction of the courts of England for purposes of any legal action or proceeding arising out of or in connection with this Guarantee and waives any objection in such legal action or proceeding that the venue is improper or the forum is inconvenient

9.	Each Guarantor hereby irrevocably appoints the agent mentioned opposite its name in Schedule 1 hereto to accept service in England of any process on its behalf, except that a Guarantor may terminate such appointment if prior thereto it delivers to the Charterer in writing the irrevocable appointment of a successor agent in London together with the acceptance of such appointment by the successor agent.

10.	The address of each Guarantor for the purposes of giving notices hereunder is as follows:

For Höegh:

Mail Address:	[ ]
[ ]
[ ]
Office Address:	[ ]
[ ]
[ ]
Fax:	[ ]
For Attention:	[ ]

For MOL:

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Mail Address:	[ ]
[ ]
[ ]
Office Address:	[ ]
[ ]
[ ]
Fax:	[ ]
For Attention:	[ ]

11.	Except as otherwise defined herein, all capitalized words and expression used in this Guarantee shall have the same meanings as ascribed thereto in the Charter.

EXECUTED AND DELIVERED as a DEED on this [—] day of [—], 200[—]

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EXECUTION PAGE

EXECUTED AND DELIVERED AS A DEED	)
by Höegh LNG Ltd.	)
acting by: [—]	)
expressly authorised in accordance with	)
the laws of [—]	)
by virtue of a power of attorney granted	)
by Höegh LNG Ltd.	)
on [—]	)
such execution being witnessed by:	)
[name of witness]	)

Signature of witness:

EXECUTED AND DELIVERED AS A DEED	)
by Mitsui O.S.K. Lines, Ltd.	)
acting by: [—]	)
expressly authorised in accordance with	)
the laws of [—]	)
by virtue of a power of attorney granted	)
by Mitsui O.S.K. Lines, Ltd.	)
on [—]	)
such execution being witnessed by:	)
[name of witness]	)

Signature of witness:

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Schedule to Deed of Guarantee

Name of Guarantor	Name and Address of Agent in England
Höegh	[—]
[—]
For Attention: [—]

Name of Guarantor	Name and Address of Agent in England
MOL	[—]
[—]
For Attention: [—]

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

SCHEDULE IX

TO

SRV LNG CARRIER TIME CHARTER PARTY

DATED      MARCH 2007

Form of Ownership Undertaking

[Letterhead of Suez SA]

SRV Joint Gas Limited

[address]

[Date]

Dear Sirs

Time Charter in respect of one Shuttle and Regasification Vessel currently having hull no. 1689 at Samsung Heavy Industries Co., Ltd.

We refer to the time charter (the “Charter”) of even date herewith and entered into between SRV Joint Gas limited (the “Owner”) and Suez LNG Trading SA (the “Charterer”) relating to the Vessel.

Unless the context requires otherwise, words and expressions defined in the Charter shall have the same meanings when used in this letter.

In accordance with Clause 14(e)(ii) of the Charter, this Ownership Undertaking shall be effective only upon effectiveness of the Charter and waiver or satisfaction of all conditions precedent in Clause 76 of the Charter.

The Charterer is at the date hereof an indirect wholly-owned subsidiary of Suez SA.

1.	By this letter, and in satisfaction of, and as a condition to, the Owner entering into the Charter, Suez SA, hereby confirms that, for so long as the Charterer shall be under any obligation (actual or contingent) under the Charter, if at any time we intend to take, or permit to be taken by any other subsidiary of ours, any action which would result in the Charterer ceasing to be a direct or indirect wholly-owned subsidiary of Suez SA, its successors or assigns, we will notify the Owner in writing of such intent as well as the name of the party (the “Acquirer”) to whom we intend to transfer, or permit to be transferred, our direct or indirect interest in the Charterer.

In this letter “wholly-owned subsidiary of Suez SA” shall mean a subsidiary of which Suez SA owns and controls at least 99% of the voting stock issued and outstanding as of the date hereof.

2.

Not later than ***** days following receipt by the Owner of our written notice, the Owner shall notify us in writing as to whether, acting reasonably, it has determined that any of the three criteria set forth in Part A of the Appendix to this letter apply. If the

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

Owner determines that none of the criteria set forth in Part A of the Appendix apply, or if the Owner fails to respond to our notice within said *****-day period, then we shall thereafter be free to effect such transfer so long as we do so in accordance with our notice to the Owner as originally given. If the Owner, acting reasonably, determines that one or more of the criteria set forth in Part A of the Appendix apply and the Owner so notifies us in writing within said *****-day period, then such transfer may thereafter be effected only upon satisfaction of one of the following two conditions:

(a)	Suez SA shall procure that the rights and obligations of the Charterer under the Charter and the related documents to which the Charterer is a party are transferred to another direct or indirect wholly-owned subsidiary of Suez SA (or any of its successors), which has financial substance acceptable to the Owner and its financiers holding Permitted Encumbrances (each acting reasonably); or

(b)	Suez SA shall procure that the conditions set forth in Part B of the Appendix, to the extent same are required by the Owner to be satisfied as indicated in the Owner’s written notice, are fully satisfied.

3.	Provided the Owner’s notice is timely received under the terms of Paragraph 2 above, we undertake to comply or procure compliance with, at our sole discretion, either the Owner’s requirement pursuant to Paragraph 2(a) above or the conditions referred to in Paragraph 2(b) above, prior to effecting or permitting such a transfer of our direct or indirect interest in the Charterer and undertake that such a transfer shall not otherwise occur.

4.	The effect of any transfer of the rights and obligations of the Charterer under the Charter and the related documents to which the Charterer is a party to another direct or indirect wholly-owned subsidiary of Suez SA (or any of its successors) shall not cause the Owner to suffer or incur any greater cost in the performance of its obligations under the Charter other than would have been the case but for such transfer. The provisions of this letter shall apply equally to any direct or indirect wholly-owned subsidiary of Suez SA (or any of successors) to whom such rights and obligations are transferred and references to the “Charterer” shall be construed accordingly.

5.	This letter shall be governed by and construed in accordance with English law and shall constitute our legally enforceable rights and obligations.

Please indicate your agreement to the matters set out in this letter by executing the form of acknowledgement set out below.

Yours faithfully

For and on behalf of Suez SA

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Acknowledged and agreed

For and on behalf of SRV Joint Gas Limited

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APPENDIX

A. Criteria for Imposing Conditions

1.	The Acquirer or any Affiliated Company of the Acquirer is involved in an actual or threatened legal dispute or arbitration with the Owner or any Affiliated Company of the Owner. For proposes of this Appendix, “threatened legal dispute or arbitration” means any dispute in respect of which either the Acquirer or any Affiliated Company of the Acquirer has indicated in writing that it intends to issue or commence legal or arbitration proceedings against the Owner or any Affiliated Company of the Owner.

2.	It would be unlawful or contrary to applicable sanctions affecting the Owner or any Affiliated Company of the Owner for the Owner to charter to the Charterer as a subsidiary of the Acquirer.

3.	The Acquirer or a relevant Affiliated Company of the Acquirer has not, in the Owner’s reasonable opinion, the experience and financial substance required to enable the Charterer, under its new ownership or control, to fulfil the obligations of the Charterer under the Charter.

B. Permissible Conditions

1.	A guarantee (in substantially the same form as the guarantee of the Owner’s guarantor(s)) or other support on terms acceptable to the Owner (acting reasonably) shall be provided for the Charterer’s obligations and the creditworthiness of the party providing such guarantee or other support shall be satisfactory to the Owner or the Owner’s financiers holding Permitted Encumbrances (each acting reasonably).

2.	Neither the Acquirer nor any Affiliated Company of the Acquirer is involved in an actual or threatened legal dispute or arbitration with the Owner or any Affiliated Company of the Owner. For purposes of this Appendix, “threatened legal dispute or arbitration” means any dispute in respect of which either the Acquirer or any Affiliated Company of the Acquirer has indicated in writing that it intends to issue or commence legal or arbitration proceedings against the Owner or any Affiliated Company of the Owner

3.	All necessary and appropriate changes, if any, shall be made to comply with any applicable law and/or sanction affecting the Owner that, but for such changes, would make the Owner’s or an Affiliated Company of the Owner’s charter of the Vessel to a subsidiary of the Acquirer unlawful or contrary to any such sanctions.

4.	The Acquirer or a relevant Affiliated Company of the Acquirer shall demonstrate to the Owner reasonable satisfaction that it has the experience and financial substance required to enable the Charterer, under its new ownership or control, to fulfil the obligations of the Charterer under the Charter.

Schedule IX – Page 4

Execution version re Hull 1689

SCHEDULE X

SRV LNG CARRIER TIME CHARTER PARTY

DATED      MARCH 2007

GAS NOMINATION PROCEDURES

This Schedule X outlines the principles governing Owner’s and Charterer’s notifications and nominations of gas dispatch volumes from the Terminal (which, for proposes of this Schedule X, shall mean the Deepwater Port whenever one or two Vessels are moored at the Deepwater Port) to the Downstream Systems, as may be amended from time to time to be consistent with industry practice (hereinafter the “Gas Nomination Procedures”).

A separate document detailing the actual gas nominations procedures for the Terminal shall be agreed based on these principles.

It is noted that Charterer is solely responsible for the acquisition and/or control of pipeline transportation capacity sufficient to carry out its desired trade and to accept and transport in the Downstream Systems any and all gas volumes nominated by Charterer for delivery from the Terminal. Such acquisition of pipeline transportation or capacity reservations or other means of securing the take-away of such nominated gas volumes is solely for the account and risk of Charterer. “Commercial Operations” shall mean representative(s) of Charterer responsible for the overall management and scheduling of the nominated dispatch volumes on the Downstream Systems and related procedures as outlined in, but not limited to, this Schedule X.

1.	Yearly nominations protocols: For maintenance planning purposes and to facilitate scheduled maintenance of the Vessel and the Buoy System and Downstream Systems, Owner and Charterer will meet each year to establish a yearly nomination protocol in order to coordinate and optimize any scheduled maintenance of the Buoy System, Downstream Systems and SRVs that may impact gas nominations. This meeting shall occur not later than August 30 (in connection with the yearly budget) each year.

2.	Rolling 1-month and 1-week nominations protocol: Based on the yearly nomination protocol, a rolling 1-month protocol and 1-week protocol shall be established and updated weekly as a tool to plan Vessel movement and short notice maintenance planning.)

3.	Vessels: The longest moored Vessel to the Deepwater Port is the “Vessel On Station” and is responsible for the Terminal’s send-out and all communication with Commercial Operations. Commercial Operations communicates with and sends notices of its Nominated Discharge Rate and Intraday Nominations only to the Charterer’s designated representative (“Charterer’s Representative”) onboard the “Vessel on Station”, who in turn will relay the Nominated Discharge Rates in written format to the master of the Vessel On Station. Any Vessel that is approaching the Deepwater Port is an “Arriving Vessel” and will remain so also when securely moored to the Deepwater Port and during discharge of gas if there already is a Vessel On Station. When the Vessel On Station departs the Deepwater Port, the remaining Vessel becomes the Vessel On Station. If no Vessel is at the Deepwater Port, then Commercial Operations communicates and sends notices to the master of the nearest Arriving Vessel, which when securely moored to the Deepwater Port becomes the Vessel on Station.

Schedule X – Page 1

Execution version re Hull 1689

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

4.	Inbound voyage: After departure from a Loading Terminal of a Vessel scheduled to be an Arriving Vessel, the following actions shall be undertaken:

a.	The master of the Arriving Vessel will consult the last rolling, nominations protocols and contact the Vessel On Station to receive the date and time of the anticipated end of the offloading cycle of the Vessel On Station, and then send Notices of Arrival (NOA) in accordance with the SRV Operations Manual or specific voyage instructions to provide an indication of the Expected Time of Arrival (ETA) at the Deepwater Port and the expected time of notification of Readiness to Discharge Gas. The specific voyage instructions shall be performed in addition to the SRV Operations Manual and in the event such instructions conflict with a procedure in the SRV Operations Manual, shall supersede the conflicting procedure in the SRV Operations Manual.

b.	Commercial Operations will, within ***** hours of receiving the first NOA from the Arriving Vessel, respond by providing notification to the Arriving Vessel of the expected discharge profile for the impending offloading cycle including any currently anticipated periods where a nomination will be submitted requesting a discharge rate in excess of the Normal Performance rate applicable to the Discharge Period as noted in Article 11 of Appendix I to Schedule I.

c.	The master of the Arriving Vessel will, within ***** hours of receiving the notification under (b) above, state its readiness to make available vaporization capacity to meet the expected discharge profile.

5.	Updated notifications: Commensurate with the 24 hour ETA notice:

a.	The master of the Arriving Vessel shall notify Commercial Operations in written form of the expected time of Readiness to Discharge Gas (“***** Hour Notice”) and (with such confirmation not affecting performance requirements under the Charter) confirm the vaporization capability for the impending offloading cycle.

b.	Commercial Operations shall, within ***** hours of receiving the ***** Hour Notice, provide in writing to the Charterer’s Representative onboard the Vessel On Station (if any) and the Arriving Vessel the expected discharge profile for the impending offloading cycle.

6.	Arrival: The master of the Arriving Vessel shall provide a written notice to the Neptune Port Director of its Arrival at the Deepwater Port. For purposes of this Schedule X, “Arrival” shall mean the time when the Arriving Vessel is ***** nautical miles off the Deepwater Port and waiting to be cleared by the Neptune Port Director (having submitted a request for clearance) to enter the safety zone to moor to the Buoy System and prepare to discharge gas from the Terminal.

Schedule X – Page 2

Execution version re Hull 1689

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

Commercial Operations may provide a Nominated Discharge Rate to the Arriving Vessel prior to the notice of Readiness to Discharge Gas if it is anticipated that it will be able to discharge gas for a Gas Day for which a nomination would normally be made under Clause 5 of this Schedule X.

7.	Readiness to Discharge: Subsequent to receiving clearance notification from the Neptune Port Director, a written notice of “Readiness to Discharge Gas” shall be given by the master of the Arriving Vessel to Commercial Operations and the Vessel on Station (if any) upon the earliest occurrence of the following conditions:

a.	The Arriving Vessel is moored and is ready in all respects to discharge gas; OR

b.	The Arriving Vessel has received clearance to enter the Deepwater Port and ***** hours have passed since such notice was given, unless such time is extended by reasons attributable to Charterer, the Neptune Port Director, governmental or regulatory authorities, or Force Majeure.

For purposes of this Schedule X, “Force Majeure” shall mean any act or event that prevents or delays the Arriving Vessel from being ready in all respects to discharge gas, including any act or event arising in connection with the Downstream Systems that affects the discharge operations of the Vessel on Station, if and to the extent such act or event is beyond Owner’s reasonable control, not the result of Owner’s fault or negligence, and Owner has been unable to overcome the consequences of such act or event by the exercise of reasonable efforts. Subject to the satisfaction of the conditions established in the previous sentence, Force Majeure shall include the following acts or events which prevent or delay the Arriving Vessel from being ready in all respects to discharge gas, including any act or event arising in connection with the Downstream Systems that affects the discharge operations of the Vessel on Station: (i) natural phenomena and acts of God, such as storms, floods, lightning and earthquakes; (ii) fires; (iii) wars, civil disturbances, riots, insurrections and sabotage; (iv) strikes or other labor disputes that are not due to the breach of a labor contract by Owner or any of its contractors; and (v) actions of a governmental entity or agency, or national, port or other local authority having jurisdiction over the Vessel or the Buoy System.

8.	Daily nominations protocol:

a.	Commercial Operations, via the Charterer’s Representative onboard, provides the Vessel On Station (i) a Nominated Discharge Rate (in a form to be agreed) for the next day’s Gas Day (which commences at 10:00 AM Boston local time the following day) and (ii) in the case of a discharge for a partial Gas Day, the hours for which such discharge will take place, in either case by 12:00 PM Boston local time.

b.

The master of the Vessel On Station shall, within ***** hours of receiving the Nominated Discharge Rate from the Charterer’s Representative, notify the Charterer’s Representative if the Terminal can meet such Nominated Discharge Rate and the number of hours of send-out remaining at such discharge rate. If the

Schedule X – Page 3

Execution version re Hull 1689

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

Terminal is unable to comply with the Nominated Discharge Rate, then the master shall state the reason for the deviation and the volume that the Terminal is able to provide as a discharge rate.

c.	With ***** hours of discharge at the Nominated Discharge Rate remaining onboard the Vessel On Station, the Terminal will commence overlap operations if there is an Arriving Vessel moored at or approaching the Deepwater Port.

9.	Intraday Nominations: Any nomination that would change the Nominated Discharge Rate that would otherwise be submitted under Paragraph 8 of this Schedule X shall be considered an “Intraday Nomination”. Intraday Nominations may occur while the Terminal is discharging pursuant to the following:

a.	Commercial Operations shall submit a written Intraday Nomination (in a form to be agreed) to the Vessel on Station via the Charterer’s Representative onboard to communicate changes to the current Nominated Discharge Rate.

b.	The master of the Vessel on Station shall confirm to the Charterer’s Representative, within ***** hour of receipt of such notice, the intraday changes that the Terminal is able to undertake and the timing of the implementation of such Intraday Nomination.

10.	Coordination with the pipeline operator: The Charterer shall be responsible for all downstream pipeline nominations and transportation as required, and will have direct interaction with the pipeline operator regarding such matters. All required communications to and from the pipeline operator to the Vessel on Station shall be communicated via the Charterer’s Representative to the master of the vessel (provided that in a case of emergency when Charterer’s Representative is not present or reachable, then the master of the Vessel on Station may make to or receive from the pipeline operator directly necessary communications).

11.	Interruption of accepted Nominated Discharge Rate.

a.	In the event that the discharge operations of the Terminal are interrupted for a material period for any reason attributable to the actions of the Terminal, the master of the Vessel on Station shall notify the Charterer’s Representative onboard and such notification shall include all relevant information including (i) the aggregate impact on the discharge of gas for the relevant Gas Day, (ii) the nature of the interruption detailing, if available, the cause of the interruption, and (iii) the anticipated duration of the interruption if such information is available at the time of the initial notification.

b.	In the event that the Terminal is to curtail operations for unplanned reasons attributable to the instructions of Charterer, Charterer will immediately submit an Intraday Nomination.

Schedule X – Page 4

Execution version re Hull 1689

SCHEDULE XI

SRV LNG CARRIER TIME CHARTER PARTY

DATED      MARCH 2007

NOTICE UNDER CLAUSE 76 RE LIFTING OF SUBJECTS

Form of Charterer’s Notice

[Letterhead of Charterer]

SRV Joint Gas Limited

c/o Höegh LNG AS

Drammensveien 134

P.O. Box 4 Skøyen

0121 Oslo, Norway

Fax no.: +47 21039013

Attention: Executive Vice-President

With a copy to:

Mitsui O.S.K. Lines, Ltd.

1-1, Toranomon 2-Chome, Minato-ku

Tokyo 105-8688, Japan

Fax n.: +81-3-3587-7737

Attention: General Manager, LNG Carrier Division

Date [                    ]

Dear Sirs,

SRV LNG Carrier Time Charterparty dated [                    ] (the “Charter”)

We refer to the Charter between us relating to one 145,000m3 liquefied natural gas (LNG) shuttle and regasification vessel, with Builder’s Hull No. 1689 and hereby notify you pursuant to Clause 76 of the Charter that we have received all corporate approvals necessary to make the Charter effective.

Schedule XI – Page 1

Execution version re Hull 1689

We further confirm that the condition precedent under Clause 76 has thereby been satisfied.

Yours faithfully

For and on behalf of

Suez LNG Trading SA

Schedule XI – Page 2

Execution version re Hull 1689

Date 20 December 2007

SRV JOINT GAS LTD

- and -

SUEZ LNG TRADING SA

- and -

SRV JOINT GAS TWO LTD

NOVATION AGREEMENT

in respect of Hull No. 1689

Watson, Farley &Williams

London

THIS AGREEMENT is made on 20 December 2007:

BETWEEN:

1.	SRV JOINT GAS LTD. a company incorporated under the laws of the Cayman Islands (the “Existing Owner”);

2.	SUEZ LNG TRADING SA, a company incorporated under the laws of Luxembourg (the “Charterer); and

3.	SRV JOINT GAS TWO LTD, a company incorporated under the laws of the Cayman Islands (the “New Owner”).

WHEREAS

(A)	The Existing Owner and the Charterer have entered into a SRV LNG carrier time charterparty dated 20 March 2007 in respect of Hull No. 1689 under construction at Samsung Heavy Industries Co., Ltd.

(B)	The parties have agreed that the said charterparty is to be novated from the Existing Owner to the New Owner on the terms and conditions set out below.

NOW IT IS HEREBY AGREED as follows:

1	DEFINITIONS

1.1	Words and expressions defined in the Charterparty shall have the same meanings when used in this Agreement.

1.2	In this Agreement:

“Charterparty” means the SRV LNG carrier time charterparty first referred to in recital (A) above.

“Effective Time” means the time at which the novation pursuant to this Agreement takes effect, being the time to be specified in the Effective Time Certificate;

“Effective Time Certificate” means the certificate to be executed by the parties to this Agreement pursuant to clause 2.2 in the form set out in Appendix 1;

“Novated Obligations” means all the obligations expressed to be imposed on the Existing Owner under or in connection with the Charterparty; and

“Novated Rights” means all the rights expressed to be granted to the Existing Owner under or in connection with the Charterparty.

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2	NOVATION

2.1	The Existing Owner agrees to novate the Charterparty to the New Owner, and the Charterer consents to such novation, on and with effect from the Effective Time, upon the following terms and conditions:

(a)	The Existing Owner releases and discharges the Charterer from its obligations to the Existing Owner in respect of the Novated Rights;

(b)	The Existing Owner is released and discharged from the Novated Obligations;

(c)	The New Owner shall have the benefit of the Novated Rights to the exclusion of the Existing Owner (and accordingly the Charterer undertakes to perform its obligations in respect of the Novated Rights under the Charterparty in favour of the New Owner); and

(d)	The New Owner shall assume the Novated Obligations,

such that with effect from the Effective Time the New Owner shall be substituted in place of the Existing Owner as a party to the Charterparty and the Charterparty shall, on and with an effect from the Effective Time, be construed and treated, and the Charterer shall be bound by the Charterparty, in all respects as if the New Owner were named therein as “Owner” in place of the Existing Owner. For the avoidance of doubt, the novation of the Novated Rights and the Novated Obligations from the Existing Owner to the New Owner in accordance with this Agreement shall not operate to affect or diminish, as against the New Owner, the rights which the Charterer had against the Existing Owner immediately prior to the Effective Time and the rights which the Charterer would have had against the Existing Owner but for the occurrence of the Effective Time

2.2	The parties agree to execute the Effective Time Certificate promptly upon each of them having received the applicable following documents or evidence satisfactory to it:

(a)	the Charterer has received evidence that the Shipbuilding Contract has been novated from the Existing Owner to the New Owner;

(b)	the Charterer has received an Owner’s Guarantee from the Owner’s Guarantors covering the obligations of the New Owner under the Charterparty as novated, in replacement for the existing Owner’s Guarantee;

(c)	the Charterer has received a new tripartite agreement executed by the Builder, the Existing Owner, the Charterer, Neptune LNG LLC and the New Owner in replacement for the existing tripartite agreements dated 7 April 2006 executed by the Builder, Neptune LNG LLC and the Existing Owner;

(d)	the New Owner has received a comfort letter from Suez SA, in replacement for the existing comfort letter issued by Suez SA in favour of the Existing Owner;

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(e)	the New Owner has received an ownership undertaking from Suez SA in respect of the Charterer, in replacement for the existing ownership undertaking issued by Suez SA in favour of the Existing Owner;

(f)	the New Owner has received an information sharing letter from the Charterer, in replacement for the existing information sharing letter issued by the Charterer in favour of the Existing Owner; and

(g)	the Existing Owner and the Charterer, respectively, receive evidence satisfactory to them that the obligations of the Existing Owner and the Owner’s Guarantors (in the case of the Existing Owner) and of the Charterer and Suez SA (in the case of the Charterer) under the documents referred to above which are to be replaced have been duly released by the beneficiary of those obligations.

2.3	The new documents referred to in clauses 2.2(a), (b), (c), (d), (e) and (f) shall be in the same form as the documents which they replace with only consequential amendments to reflect the novation of the Charterparty from the Existing Owner to the New Owner.

3	AMENDMENTS TO THE CHARTERPARTY

3.1	On and with effect from the Effective Time, the Charterparty shall be read and construed in all respects as if:

(a)	references therein to the Existing Owner as “Owner” were references to the New Owner;

(b)	references therein to “this Charter”, “herein”, “hereof” or any similar expressions were references to the Charterparty as novated and amended by this Agreement; and

(c)	there were deleted from Clause 14(c)(ii) the words “and each of the other SRVs under charter to, or to be chartered by, Charterer from Owner (the “SRV Fleet”) and those relating to the SRV Fleet”.

4	REPRESENTATIONS AND WARRANTIES

4.1	Each party represents and warrants to the other that it has legal capacity to enter into this Agreement and that this Agreement has been duly executed by it and constitutes its legally valid and binding obligations.

5	FURTHER ASSURANCES

5.1	Each party shall execute such documents and take such action as any other party shall reasonably request as being necessary to implement the transactions and matters contemplated by this Agreement.

6	COSTS

6.1	Each party shall bear its own costs in connection with the negotiation, preparation, execution and implementation of this Agreement.

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7	COUNTERPARTS

7.1	This Agreement may be executed in several counterparts and any single counterpart or set of counterparts signed, is either case, by all of the parties thereto shall be deemed in be an original, and all counterparts when taken together shall constitute one and the same instrument.

8	GOVERNING LAW

8.1	This Agreement shall be governed by, and construed in accordance with, English law.

IN WITNESS WHEREOF this Agreement has been executed by the parties the day and year first above written.

SIGNED by	)
VIVIEN SIMKINS	)
For and on behalf of	)
SRV JOINT GAS LTD	)
in the presence of:	)	/s/ VIVIEN SIMKINS
Attorney-in-fact
Penny Carter
Solicitor
London, EC2A 2HB		/s/ PENNY CARTER

SIGNED by	)
)
For and on behalf of	)
SRV LNG TRADING SA	)
in the presence of: HAKEM BENKATBACH	)	/s/ IGNACE BRAECKMAN
/s/ HAKEM BENKATBACH		Ignace Braeckman
Managing Director

SIGNED by	)	/s/ JAN BRACKENIER
	)	Jan Brackenier
For and on behalf of	)	Director
SRV JOINT GAS TWO LTD	)
in the presence of:	)

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SIGNED by	)
)
For and on behalf of	)
SUEZ LNG TRADING SA	)
in the presence of:	)

SIGNED by	)
VIVIEN SIMKINS	)
For and on behalf of	)
SRV JOINT GAS TWO LTD	)
in the presence of:	)	/s/ VIVIEN SIMKINS
Attorney-in-fact
/s/ YUMIN KIM
Yumin Kim
Trainee Solicitor
London EC2A 2HB

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APPENDIX 1

FORM OF EFFECTIVE TIME CERTIFICATE

Reference is made to the Novation Agreement dated [—] 2007 entered into among the signatories to this certificate (which is the Effective Time Certificate referred to in the said Novation Agreement).

It is hereby confirmed that the Effective Time is             m (London time) on [—] 2007.

for and behalf of
SRV JOINT GAS LTD

for end behalf of
SUEZ LNG TRADING SA

for and behalf of
SRV JOINT GAS TWO LTD

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Date 25 March 2010

GDF SUEZ LNG TRADING SA

- and -

GDF SUEZ GLOBAL LNG SUPPLY SA

- and -

SRV JOINT GAS TWO LTD

NOVATION AGREEMENT

in respect of Hull No. 1689

THIS AGREEMENT is made on 25 March 2010

BETWEEN:

(1)	GDF SUEZ LNG TRADING SA, (formerly called Suez LNG Trading SA) a company incorporated under the laws of Luxembourg having its registered office at 76 avenue de la Liberté, L-1930 Luxembourg and registered with the Luxembourg trade and companies register under number B85242 (the “Existing Charterer”);

(2)	SRV JOINT GAS TWO LTD, a company incorporated under the laws of the Cayman Islands (the “Owner”); and

(3)	GDF SUEZ GLOBAL LNG SUPPLY SA, a company incorporated under the laws of Luxembourg having its registered office at 76 avenue de la Liberté, L-1930 Luxembourg and registered with the Luxembourg trade and companies register under number B147797 (the “New Charterer”).

WHEREAS:

(A)	The Existing Charterer and the Owner have (by previous novation to the Owner) entered into a SRV LNG carrier time charterparty dated 20 March 2007 in respect of Hull No. 1689 under construction at Samsung Heavy Industries Co., Ltd.

(B)	The parties have agreed that the said charterparty is to be novated from the Existing Charterer to the New Charterer on the terms and conditions set out below.

NOW IT IS HEREBY AGREED as follows:

1	DEFINITIONS

1.1	Words and expressions defined in the Charterparty shall have the same meanings when used in this Agreement.

1.2	In this Agreement:

“Charterparty” means SRV LNG carrier time charterparty first referred to in recital (A) above;

“Effective Time” means the time at which the novation pursuant to this Agreement takes effect, being the time to be specified in the Effective Time Certificate;

“Effective Time Certificate” means the certificate to be executed by the parties to this Agreement and by the Lenders’ Agent pursuant to Clause 2.2 in the form set out in Appendix 1;

“Lenders’ Agent” means DnB NOR Bank A.S.A.;

“Novated Obligations” means all the obligations expressed to be imposed on the Existing Charterer under or in connection with the Charterparty; and

“Novated Rights” means all the rights expressed to be granted to the Existing Charterer under or in connection with the Charterparty.

1

2	NOVATION

2.1	The Existing Charterer agrees to novate the Charterparty to the New Charterer, and the Owner consents to such novation, on and with effect from the Effective Time, upon the following terms and conditions:

(a)	the Existing Charterer releases and discharges the Owner from its obligations to the Existing Charterer in respect of the Novated Rights;

(b)	the Existing Charterer is released and discharged from the Novated Obligations;

(c)	the New Charterer shall have the benefit of the Novated Rights to the exclusion of the Existing Charterer (and accordingly the Owner undertakes to perform its obligations in respect of the Novated Rights under the Charterparty in favour of the New Charterer); and

(d)	the New Charterer shall assume the Novated Obligations,

such that with effect from the Effective Time the New Charterer shall be substituted in place of the Existing Charterer as a party to the Charterparty and the Charterparty shall, on and with effect from the Effective Time, be construed and treated, and the Owner shall be bound by the Charterparty, in all respects as if the New Charterer were named therein as “Charterer” in place of the Existing Charterer. For the avoidance of doubt, the novation of the Novated Rights and the Novated Obligations from the Existing Charterer to the New Charterer in accordance with this Agreement shall not operate to affect or diminish, as against the New Charterer, the rights which the Owner had against the Existing Charterer immediately prior to the Effective Time and the rights which the Owner would have had against the Existing Charterer but for the occurrence of the Effective Time.

2.2	The parties agree to execute the Effective Time Certificate (and, the Owner agrees to procure the execution by the Lenders’ Agent of the Effective Time Certificate) promptly upon each of the parties having received the applicable following documents or evidence satisfactory to it:

(a)	the New Charterer has received an Owner’s Guarantee from the Owner’s Guarantors covering the obligations of the Owner under the Charterparty as novated, in replacement for the existing Owner’s Guarantee;

(b)	the Charterer has received a new tripartite agreement executed by the Builder, the Existing Owner, the Charterer, Neptune LNG LLC and the New Owner in replacement for the existing tripartite agreements dated 20 December 2007 executed by the Builder, Neptune LNG LLC and the Existing Owner;

2

(c)	the Owner has received a comfort letter from GDF Suez SA, in replacement for the existing comfort letter issued by GDF Suez SA in favour of the Owner;

(d)	the Owner has received an ownership undertaking from GDF Suez SA in respect of the New Charterer, in replacement for the existing ownership undertaking issued by GDF Suez SA in favour of the Existing Charterer;

(e)	the Owner has received an information sharing letter from the New Charterer, in replacement for the existing information sharing letter issued by the Existing Charterer in favour of the Owner;

(f)	the Existing Charterer and the Owner, respectively, receive evidence satisfactory to them that the obligations of the Owner and the Owner’s Guarantors (in the case of the New Charterer) and of the New Charterer and GDF Suez SA (in the case of the Owner) under the documents referred to above which are to be replaced have been duly released by the beneficiary of those obligations;

(g)	a new consent and agreement has been executed by the Owner, the New Charterer and the Lenders’ Agent in replacement for the existing consent and agreement executed by the Owner, the Existing Charterer and the Lenders’ Agent;

(h)	the Lenders’ Agent has received:

(i)	an amendment to the facility agreement between the Owner and the Lenders’ Agent and a new security assignment executed by the Owner in favour of the Lenders’ Agent, together with supporting corporate authorities and a favourable legal opinion on Cayman Islands law (which amendment and new security assignment the Owner undertakes to execute promptly after execution of this Agreement); and

(ii)	a favourable legal opinion on Luxemburg law in relation to the execution by the New Charterer and the Existing Charterer of the new consent and agreement referred to in Clause 2.2(g).

(i)	evidence satisfactory to each party, acting reasonably, of the due authorisation and execution by the other party (and other relevant parties) of the documents referred to in Clauses 2.2(a), (b), (c), (d), (e), (f) and (g).

2.3	The new documents referred to in Clauses 2.2(a), (b), (c), (d), (e), (g) and (i) shall be in the same form as the documents which they replace with only consequential amendments to reflect the novation of the Charterparty from the Existing Charterer to the New Charterer.

3

3	AMENDMENTS TO THE CHARTERPARTY

3.1	On and with effect from the Effective Time, the Charterparty shall be read and construed in all respects as if:

(a)	references therein to the Existing Charterer as “Charterer” were references to the New Charterer;

(b)	references therein to “this Charter”, “herein”, “hereof” or any similar expressions were references to the Charterparty as novated and amended by this Agreement; and

4	REPRESENTATIONS AND WARRANTIES

4.1	Each party represents and warrants to the other that it has legal capacity to enter into this Agreement and that this Agreement has been duly executed by it and constitutes its legally valid and binding obligations.

5	FURTHER ASSURANCES

5.1	Each party shall execute such documents and take such action as any other party shall reasonably request as being necessary to implement the transactions and matters contemplated by this Agreement.

6	COSTS

6.1	Each party shall bear its own costs in connection with the negotiation, preparation, execution and implementation of this Agreement.

7	THIRD PARTY RIGHTS

7.1	Subject as referred to below, no person who is not a party to this Agreement shall have any rights under it by reason of the Contracts (Rights of Third Parties) Act 1999. However, it is agreed for the benefit of the Lenders’ Agent that the novation of the Charterparty by the Existing Charterer to the New Charterer by this Agreement shall not take effect unless the Lenders’ Agent has executed the Effective Time Certificate in accordance with Clause 2.2 and that the terms of this Agreement cannot be waived, varied

8	COUNTERPARTS

8.1	This Agreement may be executed in several counterparts and any single counterpart or set of counterparts signed, in either case, by all of the parties thereto shall be deemed to be an original, and all counterparts when taken together shall constitute one and the same instrument.

9	GOVERNING LAW AND ARBITRATION

9.1	This Agreement, and all non-contractual obligations arising out of this Agreement, shall be governed by, and construed in accordance with, English law.

9.2	The arbitration provisions of clause 53 of the Charterparty shall apply to any dispute arising out of this Agreement.

4

IN WITNESS WHEREOF this Agreement has been executed by the parties the day and year first above written.

SIGNED by	)	/s/ JEAN-CHARLES PAPEIANI
Jean-Charles Papeiani	)
for and on behalf of	)
GDF SUEZ LNG TRADING SA	)
in the presence of:	)
DN Osborne
London EC2A 2HB

SIGNED by	)	/s/ MATTHEW LEIGH
Matthew Leigh	)	Matthew Leigh,
for and on behalf of	)	Attorney-in-fact
SRV JOINT GAS TWO LTD	)
in the presence of	)
Martin Scholter /s/ MARTIN SCHOLTER
15 Appold Street
London EC2A 2HB

SIGNED by	)	/s/ KEVIN KIRBY
Kevin Kirby	)	Kevin Kirby
for and on behalf of	)	Managing Director
GDF SUEZ GLOBAL LNG SUPPLY SA	)
in the presence of:	)
/s/ MATTHEW LEIGH
Matthew Leigh
Solicitor
London EC2A 2HB

5

APPENDIX 1

FORM OF EFFECTIVE TIME CERTIFICATE

Reference is made to the Novation Agreement dated [—] 2010 (which is the Effective Time Certificate referred to in the said Novation Agreement).

It is hereby confirmed that the Effective Time is             m (London time) on [—] 2010.

for and on behalf of
SRV JOINT GAS TWO LTD

for and on behalf of
GDF SUEZ LNG TRADING SA

for and on behalf of
GDF SUEZ GLOBAL LNG SUPPLY SA

for and on behalf of
DnB NOR BANK A.S.A.

6

AMENDMENT NO. 1

Dated 20 June 2012

to

SRV LNG CARRIER

TIME CHARTERPARTY

(HULL 1689 / GDF SUEZ CAPE ANN)

between

SRV JOINT GAS TWO LTD.

and

GDF SUEZ LNG SUPPLY SA

(ex GDF SUEZ GLOBAL LNG SUPPLY SA)

dated 20 March 2007

This amendment (the “Amendment No. 1”) to the Charter (as defined in Recital A below) is made on this 20th day of June 2012, and forms an integral part of the Charter.

BY AND BETWEEN:

(i)	SRV Joint Gas Two Ltd., a company incorporated and existing under the laws of Cayman Island (the “Owner”); and

(ii)	GDF Suez LNG Supply SA (ex GDF Suez Global LNG Supply SA), a corporation organized and existing under the laws of Luxembourg (the “Charterer”);

(each a “Party” and together the “Parties”).

WHEREAS

(A)	The Owner and the Charterer have entered into an SRV LNG Carrier Time Charterparty dated 20 March 2007, as novated and/or amended from time to time, (the “Charter”), whereby the Owner has agreed to let and the Charterer has agreed to hire the use and service of a Shuttle and Regasification Vessel being built by Samsung Heavy Industries Co. Ltd. (Hull no. 1689) (the “Vessel”);

(B)	The Parties have agreed to make certain amendments to the Charter as set out below.

NOW THEREFORE the Parties agree as follows:

1.	Definitions and Interpretation

(a)	In this Amendment No. 1 “Effective Date” means the later of date on which this Amendment No. 1 has been signed by both Parties and the date on which the consent of the Owner’s financiers’ is given, as required by the terms of the Owner’s financing documents (and the Owner shall promptly confirm to the Charterer on such consent being given). Unless otherwise expressly provided or unless the context otherwise requires, words and expressions shall have the meanings given to them in the Charter.

(b)	References in this Amendment No. 1 to Clauses are, unless otherwise specified, references to clauses of this Amendment No. 1.

(c)	Clause headings are for ease of reference only.

2.	Effectiveness of Amendment No. 1 and amendment of the Charter

(a)	This Amendment No. 1 shall take effect in all respects on and from the Effective Date.

2

(b)	The Parties specifically agree that the terms of the Charter shall continue to apply, provided that this Amendment No. 1 shall be deemed to form an integral part of, and shall be read as one with, the Charter, and that, with effect from the Effective Date, the terms and conditions contained in this Amendment No. 1, to the extent set out in Clause 3 below, shall amend and/or replace, as the case may be, the terms of the Charter.

(c)	The Parties further agree that, save as amended by the provisions of this Amendment No. 1 as provided for in Sub-clause 2(b) above, all other provisions of the Charter, including in particular, the Schedules thereto, shall remain in full force and effect save that, with effect from the Effective Date:

(i)	Schedule I to the Charter (Main Particulars of Vessel/Gas Form C), including Appendix I (Vessel Performance Standards) to Schedule I, shall be amended and replaced;

(ii)	Schedule III to the Charter (Hire Rate and Adjustments) shall be amended and (in the case of Attachment 3 to that Schedule) replaced; and

(iii)	Schedule IV to the Charter (Insurance) shall be amended,

each as provided for in, and in accordance with, Clause 4 below.

3.	Amendments to the Charter

The Parties hereby agree that:

(a)	The name of the “Charterer” whenever it appears in the Charter shall be, and is hereby amended, from “Suez LNG Trading SA” to “GDF Suez LNG Supply SA”.

(b)	Paragraph b) of Clause 5 of the Charter shall be amended by deleting the words from “Except when insurance can be obtained in relation to such transfer operations or unless mutually agreed […]” until “to the actual fault or privity of Owner”.

(c)	A new paragraph (d) shall be inserted in Clause 5 of the Charter as follows:

“d)

(i) Charterer shall have the option to transfer cargo by Ship-To-Ship transfer between the Vessel and another standard LNG/c or regasification vessel, (each of the two vessels involved in the transfer being an “Approved Vessel”), subject to following terms and conditions:

“STS Transfer” shall mean the transfer of the cargo of the Vessel either to or from an Approved Vessel moored alongside the Vessel;

3

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

“STS Equipment” shall mean the equipment necessary, including without limitation, all hoses and an adequate fendering system, to perform the STS Transfer;

“Storage Place” shall mean either an Approved Vessel or a safe place for storage of the Equipment designated by Charterers;

(ii) The STS Transfer shall be carried out subject to Owner’s consent, such consent not to be unreasonably withheld or delayed providing a risk assessment has been carried out to the reasonable satisfaction of Owners and Charterers.

(iii) The STS Transfer shall be carried out at Charterer’s risk, cost and expense and Charterers shall provide a safe area for the conduct of the STS Transfer where the Vessel can safely proceed to, lie and depart from, always afloat but always subject to the Master’s approval.

(iv) Owner shall have the right to inspect the intended receiving or delivery vessel(s). In the event that Owner conduct a physical inspection of the intended receiving vessel(s) prior to giving approval, any reasonable delays, costs or expenses resulting from such inspection shall be for Charterer’s account;

(v) Unless otherwise agreed, Owner is not responsible for the provision, maintenance, repair or transportation of the STS Equipment. Charterer agrees to make arrangements in respect thereof with the owner;

(vi) All time used in STS Transfer or preparation for STS Transfer, whether or not they are discontinued, shall count as time on hire, including time lost as a result of transportation or delays in transportation of or loss of or damage to the STS Equipment or Vessel for any reason whatsoever, and all time used for repair of STS Equipment or the Vessel caused by STS operations. The performance warranties contained in Clause 27 shall not apply in the case of such Ship-to-Ship operations;

(vii) Prior Notice: Charterers shall give Owners at least ***** working days prior notice in writing of their intention to carry out such STS operation.

(viii) Authorities: Charterers shall obtain any and all relevant permissions from proper authorities to perform STS Transfer and all expenses, including any taxes, in this connection shall be for Charterers’ account.

(ix) Any STS Transfer shall be carried out in conformity with the provisions of the latest published edition of the SIGTTO Ship-to-Ship Transfer Guide (Liquefied Natural Gas), if and when adopted and as amended from time to time, but always at the discretion of the Vessel’s Master and if the Master, at any time, considers that the STS Transfer is or may become unsafe, then he may order them to be discontinued. If the Owners are obliged to extend their existing insurance policies to cover STS Transfer or incur any other additional cost/expense, the Charterers shall reimburse the Owners for any additional premium or cost/expense incurred.

(x) Owner shall not be liable for damage sustained to the vessel receiving the transfer or delivering the transfer unless such damage was caused by the Owner’s gross negligence.”

4

(d)	Paragraph(n) of Clause 10 of the Charter shall be, and is hereby amended, by correcting the reference to “paragraph 1.1(f) of Schedule III” in the last sentence of Clause 10(n) to read “paragraph 1.1(e) of Schedule III” such that the last sentence of Clause 10(n) reads as follows:

“Unless otherwise agreed, the Fixed Element shall be adjusted in accordance with paragraph 1.1(e) of Schedule III by the amount of all cost incurred, or (as the case may be) all savings realised, by Owner as a result of such change orders.”.

(e)	Clause 27(a)(iii) of the Charter shall be, and is hereby amended, by replacing “0,15%” with “0,16%” so that clause 27(a)(iii) reads as follows:

“a maximum average daily boil-off of no more than 0,16% of the Vessel’s total cargo capacity measured on a laden voyage basis and no more than 0,10% of the Vessel’ total cargo capacity measured on a ballast voyage basis; and”

(f)	Clause 60(a) (Notices) of the Charter shall be, and is hereby amended, so that the addresses and other contact details appearing read as follows:

“Notice to Charterer:

GDF SUEZ LNG SUPPLY SA

65 avenue de la Gare

L-1611 Luxembourg

Grand Duché de Luxembourg

Tel: +352 26 48 43 25

Fax: +352 26 48 43 13

Attn: Managing Director

With a copy to:

GDF SUEZ SA

1 place Samuel de Champlain

Faubourg de L’Arche

92930 Paris La Défense Cedex

Facsimile: +33 1 56 65 46 87

Phone: +33 1 56 65 45 81

Attn: Executive Vice-President Shipping

Notice to Owner:

SRV Joint Gas Two Ltd.

c/o Höegh LNG AS

5

Drammensveien 134

P.O. Box 4 Skøyen

0212 Oslo, Norway

Fax: +47 97 55 74 01

Attn: Chief Operating Officer

Email: operation@hoeghlng.com

With a copy to:

Mitsui O.S.K. Lines, Ltd.

1-1, Toranomon 2-Chome, Minato-ku

Tokyo 105-8688, Japan

Fax: +81-3-3587-7737

Attn: General Manager, LNG Carrier Division

Email: lgcmo@mail.mol.co.jp”.

(g)	Clause 74(b) (Safety Management) of the Charter shall be, and is hereby amended, by replacing the word “monthly” with the word “quarterly” so that clause 74(b) reads as follows:

“Owner shall submit to Charterer a quarterly written report detailing all accidents/incidents (including casualties suffered by her crew and any other personnel on board) and environmental reporting requirements, and in regard to maintenance of and repairs to the Vessel”.

4.	Amendments to/Replacements of Schedules to the Charter

The Parties hereby agree that:

(a)	Schedule 1 to the Charter shall be replaced by the “Main Particulars of Vessel/Updated Gas Form C” attached hereto as Schedule 1. For the avoidance of doubt, Appendix I to Schedule 1 (Vessel Performance Standards) to the Charter shall remain unchanged.

(b)	Paragraph 11(b) of Appendix 1 to Schedule 1 to the Charter (Adjustment of Normal Performance) shall be, and is hereby amended, so that Paragraph 11(b) of Appendix 1 to Schedule 1 read as follows:

“Upon the Vessel’s Actual Discharge Rate being higher than 250 mmscf/day during continuous regasification of LNG and discharge of gas over a 24 (twenty-four) hour period, such Actual Discharge Rate shall immediately replace the current Normal Performance of 250 mmscf/day and be formalised by signature of an addendum to the Charter

From that time on, in each case where the Actual Discharge Rate is higher than then-current Normal Performance during continuous regasification of LNG and discharge of gas over a twenty-four (24) hour period without any unplanned shutdown in the twenty four (24) hour period, the Actual Discharge Rate shall

6

immediately replace the then-current Normal Performance until subsequently re-adjusted, but such adjustment shall at all times not exceed 450 mmscf/day or 600 mmscf/day, depending on the month during which a discharge is taking place as set out in paragraph 11 c) below.”

(c)	Paragraph 1.2(a) of Schedule III (Hire Rate and Adjustments) to the Charter shall be amended by adding the words “and excluding also the extra cost associated with the US crew requirement” after the words “but excluding regular drydocking” such that the second sentence reads as follows:

“The operating costs, subject to annual approval by Charterer, shall be included in the Hire Rate on a cost-pass-through basis including general maintenance work (but excluding regular drydocking and excluding also the extra cost associated with the US crew requirement).”

and shall further be amended so that the last sentence of paragraph 1.2 (a) reads as follows:

“Regular drydocking and the extra cost associated with the US crew requirement, whilst also paid by Charterer on a pass-through basis, shall not be included in the Hire Rate but shall be invoiced separately in accordance with paragraph 1.2(e).”

(d)	Paragraph 1.2(b) of Schedule III (Hire Rate and Adjustments) to the Charter shall be amended by replacing the words “August 30” in the sentence reading “Thereafter, not later than August 30 of each subsequent calendar year during the Term, Owner and Charterer shall meet for the purposes of establishing such estimated costs with respect to that year” with the words “October 15” such that the aforementioned sentence reads as follows:

“Thereafter, not later than October 15 of each subsequent calendar year during the Term, Owner and Charterer shall meet for the purposes of establishing such estimated costs with respect to that year.”

(e)	Paragraph 1.2(c)(ii) of Schedule III (Hire Rate and Adjustments) to the Charter shall be amended by:

(i)	adding the words “(except the extra cost associated with the US crew requirement to which paragraph 1.2(e) shall apply)” after the words “the manning component of the Variable Element in paragraph 1.2”;

(ii)	replacing the words “a complement of fifteen (15) European and/or American officers and fourteen (14) European, American and/or Filipino crew” with the words “a complement of thirteen (13) European and/or American officers and fifteen (15) European, American and/or Filipino crew”; and

(iii)	replacing the words “Total Crew: twenty-nine (29) (excluding cadets)” with the words “Total Crew: twenty-eight (28) (excluding trainees and cadets)”.

7

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

(f)	Paragraph 1.2(c)(iii) of Schedule III (Hire Rate and Adjustments) to the Charter shall be deleted and replaced in its entirety by the following paragraph ::

“Insurance - which shall cover all net insurance premiums paid with respect to the Vessel for Reimbursable Insurances and any other insurance requested by Charterer pursuant to Schedule IV (save for any extra premium incurred as a result of conditions of use not ordinarily covered by any insurer, club or association or as a result of trading in a war risk area in accordance with Clause 37 of the Charter, which shall be invoiced to Charterer pursuant to paragraph 6 of Schedule IV and shall not be included in the Variable Element of hire)”.

(g)	A new paragraph 1.2(e) of Schedule III (Hire Rate and Adjustments) to the Charter shall be inserted to read as follows:

“The extra cost, if any, associated with the US crew requirement shall be invoiced to Charterer at the end of each calendar quarter for that calendar quarter (or part thereof) and such cost shall be paid by Charterer no later than ***** days after receipt of each invoice (and each such amount due from Charterer may include interest (at LIBOR) from the time such costs are actually incurred by Owner to the time such costs are reimbursed by Charterer)”.

(h)	Paragraph 2.4(c) of Schedule III to the Charter shall be amended by replacing the words “within ***** days of the completion of the applicable audit” with the words “within ***** days of the completion of the applicable audit”.

(i)	Attachment 3 to Schedule III to the Charter shall be replaced by the updated “Depot spare part list” as set out in the updated Attachment 3 to Schedule III to the Charter set forth in Schedule 2 hereto.

(j)	Paragraph 6 of Schedule IV (Insurance) to the Charter shall be amended by adding the words “save for any extra premium incurred as a result of conditions of use not ordinarily covered by any insurer, club or association or as a result of trading in a war risk area in accordance with Clause 37 of the Charter, which shall be invoiced to Charterer on a pass-through basis upon such extra premium being incurred by Owner (and such amount due from Charterer may include interest (at LIBOR) from the time such extra premiums are actually incurred by Owner to the time such extra premiums are reimbursed by Charterer)” after the words “(i.e. part of the Insurance category under the Variable Element)” such that that sentence reads as follows:

“Reimbursable Insurances shall be the insurance for which Owner is reimbursed as provided in Schedule III of the Charter (i.e. part of the Insurance category under the Variable Element) save for any extra premium incurred as a result of conditions of use not ordinarily covered by any insurer, club or association or as

8

a result of trading in a war risk area in accordance with Clause 37 of the Charter, which shall be invoiced to Charterer on a pass-through basis upon such extra premium being incurred by Owner (and such amount due from Charterer may include interest (at LIBOR) from the time such extra premiums are actually incurred by Owner to the time such extra premiums are reimbursed by Charterer).”

(k)	Paragraph 12 of Schedule IV (Insurance) to the Charter shall be amended by inserting the words “with Charterer’s prior consent” after the words “At least annually during the Term, Owner shall deliver to Charterer”.

5.	Law

This Amendment No. 1 shall be governed by and construed in accordance with the laws of England and any disputes arising out of or by virtue of this Amendment No. 1 shall be referred to arbitration as provided for in Clause 53 (Law and Arbitration) of the Charter. The provisions of Clause 53 (Law and Arbitration) of the Charter shall be deemed to be incorporated herein and to apply, mutatis mutandis, to this Amendment No. 1.

6.	Counterparts

This Amendment No. 1 may be executed in any number of counterparts and by the Parties on separate counterparts, each of which, when so executed, shall be an original and all such counterparts shall together constitute one and the same instrument.

7.	Miscellaneous

(a)	The provisions of Clause 60 (Notices) of the Charter, as amended by Clause 3(e) above, shall be deemed to be incorporated herein and to apply hereto.

(b)	Each Party shall be responsible for its own costs and expenses in connection with the preparation, negotiation and execution of this Amendment No. 1.

(c)	To the extent that this Amendment No. 1 is inconsistent in any way with the terms of the Charter, the Regas Acceptance Tests Certificate and Side Letter dated 30 November 2010, the terms of this Amendment No. 1 shall take priority over and operate to the exclusion of the inconsistent terms of the Charter, the Regas Acceptance Tests Certificate and Side Letter dated 30 November 2010.

(d)	The execution by each Party of this Amendment No. 1 shall be without prejudice to, and shall not be construed as a waiver of, any rights which may have accrued to that Party under the Charter or otherwise.

IN WITNESS WHEREOF the Parties have duly executed this Amendment No. 1 in triplicate as of the date above first written.

9

For and on behalf of the Charterer:		Witness

/s/ FRANCIS BRETNACHER		/s/ DELPHINE CUENCA-BELLAGAMBA
Name:	Francis Bretnacher	Delphine Cuenca-Bellagamba
Title:	Managing Director	Senior Legal Counsel

For and on behalf of Owner:		Witness

/s/ THOMAS THORKILDSEN		/s/ SEIICHIRO KANEMITSU
Name:	Thomas Thorkildsen	Seiichiro Kanemitsu
Title:	Attorney-in-fact	General Manager
Mitsui O.S.K. Bulk Shipping (Europe) Ltd.

10

Schedule 1

MAIN PARTICULARS OF VESSEL / UPDATED GAS FORM C

1.1	PREAMBLE

Ship’s name	GDF SUEZ CAPE ANN

Owner	SRV Joint Gas Two Ltd.

Flag - Registry	NIS

Builder	Samsung Heavy Industries Co., Ltd, Korea

Delivery	01st June 2010

Class

X 1A1 Tanker for Liquefied gas, ship type 2G (Membrane tank, Maximum pressure 25 kPaG, Minimum temperature -163°C), NAUTICUS (Newbuilding) PLUS-2, CSA-2, CLEAN, COAT-2, E0, F-AMC, ICS, TMON, DYNPOS-AUT, STL, BIS, NAUT-AW

GRT/NRT
International	97,100
Suez	98,727.21

Is vessel approved?
USCG	Yes
IMO	Yes

1.2	HULL

	Meters	Feet
LOA	283.0611	928,54
LBP	270.04	885.83
Breadth	43.40	142.39
Depth	26.00	85.30
Keel to highest point Air draught (folded mast) Assumed ballast draught	55.3 40.4 9.6	181.4 132.5 31.5

Summer Load Line	12.4 m	Corresponding deadweight	80,857mt
TPC at design draft 11.4 m		100.3 mt/cm

11

Mean draft with full bunkers and full cargo
Specific Gravity	Mean draft	Corresponding DW
0.47 mt/m^3	11.64 m	73,143 mt

Communication equipment

International call sign	LADW7

Radio station	MMSI 257352000

Satcom B	FLEET 77

- Telephone/telex	TEL 764915932 TLX 600963967

- Telefax	870-764915934

Satcom C Telex	TLX No.1 425735210 TLX No.2 425735211

1.3	MACHINERY

Main Engine
Type	Wartsila: 12V50DF x 3 units Wartsila: 6L50DF x 1 unit

Max Cont.	3 x 11,400 kW + 1 x 5,700 kW

Grade fuel used

Fuel oil specification for main engines:

MDO: ISO 8217:2010 DMB

When calling ECAs

(maximum sulphur content 1%):

ISO 8217:2010 DMB max. sulphur 1%

When calling European ports (EU 2005/33

limiting sulphur content to 0,1%):

MGO: ISO 8217:2010 DMA,

Boil-off gas

Heavy Fuel Oil

12

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

Other machinery
Propeller	1 Fixed Pitch,

Bow Thrusters	2,000 kW x 2 units 6.6 kV, Controllable Pitch, 4-bladed, Ni-Al-Bronze

Stern Thrusters	1,200 kW x 2 units 6.6 kV, Controllable Pitch, 4-bladed, Ni-Al-Bronze

Speed/Consumption (propulsion power only)
Guaranteed speed (Round trip, Beaufort Force 5)	19.5 knots

Maximum consumption on guaranteed speed	***** tons MDO/day (main engine) ***** tons HFO/day (main engine)

Fuel consumption (for information only)
Loading:	***** tons/day
Discharging (conventional):	***** tons/day
Anchorage (MDO mode):	***** tons/day

Fuel consumption during regasified LNG discharge (for information only)
Regas rate (mmscuf/day)	120	250	450	500	600	712.5	750
Regas rate (mt/hr)	101	210	378	420	504	599	630
Fuel consumption, NG (mt/day)	*****	*****	*****	*****	*****	*****	*****
Fuel consumption, MDO (mt/day)	*****	*****	*****	*****	*****	*****	*****

Note:

Gas consumption at DF engine(s) and 2 regas boilers based on Low Calorific Value (LCV) of 49,900 KJ/kg

Diesel oil consumption as pilot fuel at DF engine(s) based on Low Calorific Value (LCV) of 42,700 KJ/kg

Permanent bunkers capacity
HFO	4,311 m^3	MDO/MGO	1,399 m^3

		TOTAL	5,710 m^3

13

1.4	CARGO INSTALLATION

Transportable products and respective quantities *)
Tank No.	20 °C 100% M3	-163 °C 98.5 % M3	-163 °C 98.5% MT S.G. 0.47	-163°C 70%L M3	-163°C 70%H M3	-163°C 10%L M3	-163°C 10%H M3
1	19,404	19,113	8,983	12,542	13,212	1,426	1,490
2	41,913	41,284	19,404	41,913	31,247	6,635	3,946
3	41,913	41,284	19,404	41,913	31,244	6,635	3,945
4	41,916	41,287	19,405	41,916	31,246	6,636	3,947

Total	145,146	142,969	67,195	138,284	106,948	21,332	13,329

*)	Approx. figures per 1 July 2009 based on a cargo specific gravity of 470 kg/m^3

The cargo tank system is GTT Mark III, reinforced to all cargo tank area except tank bottom in accordance with GTT document N500 CR009.

Scantlings of the cargo tanks are based on a maximum density of cargo of 500 kg/m3.

Tank working pressure
Maximum pressure	25 kPa gauge
Minimum pressure	-1 kPa gauge
Minimum temperature acceptable in tanks	-163°C

Acceptable cargo filling levels *
Lower criteria	Below 10% of cargo tank height
Upper criteria	Above 70% of cargo tank height

Loading & discharging time for LNG	12 hours, excluding time for connecting, disconnecting, cooling down, topping up and custody transfer measurement

15

Discharging time for regasified LNG
Regas rate (mmscuf/d)	120	250	450	500	600	712.5	750
Regas rate (mt/hr)	101	210	378	420	504	599	630
Regas duration (days)	26.0	12.5	7.0	6.3	5.2	4.4	4.2

1.5	CARGO MACHINERY

Cargo pumps	1,700 m^3/h @155 mlc x 8 units

Cargo pump location	2 in each cargo tank

Max permissible specific gravity	500 kg/m

Time for discharging full cargo using all cargo pumps against no backpressure	12 hours, excluding time for connecting, disconnecting, cooling down, topping up and custody transfer measurement

Unpumpable cargo volume	491 m3 assuming full trim and use stripping/spray pumps

Heel LNG for cooling down	500 m3

Fuel LNG for ballast voyage	3,300 m3

Cargo remaining onboard in cargo tanks after completion pumping	5,250 m^3

Spray pumps	50m^3/h @145 mlc x 4 units

Fuel Gas Pumps	40m3/h@215m1c x 2 units Located in tank No. 3 and 4

Emergency cargo pump/ LNG Feed Pump	650m^3/h@145mle x 3 units Located in tank No. 2, 3 and 4

High duty cargo compressor	32,000 m^3/h x 2 units
Low duty cargo compressor	4,350 m^3/h x 2 units

Nitrogen plant	120 Nm^3 x 2 units
Inert gas plant	14,000 N m^3/h x 1 unit

16

Composition of inert gas
Carbon dioxide, CO2	Max 14% by volume
Oxygen max., O2	1.0% by volume
Carbon monoxide max. ; CO	100 ppm
HC	0%
Soot	Bacharach 0
Sulphur oxides max., Sox	10 ppm
Nitrogen oxides max. ; NOx	100 ppm
Remainder	N2, H2, Air
Dewpoint	-45°C at atm.
Grade fuel used	MGO: ISO 8217:2010 DMA
Discharge pressure	Max. 25 kPaG

State if any shore supply of liquid nitrogen may be required NO
May be required for purging of tanks and insulation spaces
What quantity?	N/A

Gas freeing
Can this operation be carried out at sea?	Yes

Heaters
Cargo Vapor Heater (warm-up)	16,940kg/h x 2 units (-125°C to 0°C)
Cargo Vapor Heater (boil-off)	4,730kg/h x 2 units (-100°C to 45°C)

Guaranteed boil-off rates
Laden condition	0.16% / 24h
Ballast condition	0.10% / 24h

Fuel Gas Vaporizers
LNG vaporizer	23,970 kg/h x 1 unit
Forcing vaporizer	5,800 kg/h x 1 unit

17

1.6	MEASURING APPARATUS

	Type and location	Number
Primary level gauge system Secondary level gauge system	Radar sensor, top of each tank Radar sensor	4 4

Cargo temperature	Temperature Sensor;	40

	Vapor space at liquid dome + Liquid space (0,10,50,95%) on tank bottom and pump column	2 x 5 in each tank

Absolute pressure transmitter	Vapor dome of each tank	4

1.7	CARGO LINES

Is vessel fitted with midship manifolds	Yes, 2
Distance from cargo manifold to stem (FP)	132 in
Distance from manifold to stern (AP)	138 m
Height cargo manifold above deck	4.8 m
Height manifold above working platform	1.4 m
Height cargo manifold above waterline when light	21.2 m
Height cargo manifold above waterline when loaded	19.4 in
Distance manifold from ship’s rail	3.15 m
Distance between loading and vapor return connections	3.0 m
Is vessel fitted with stern discharge	No
Is vessel fitted with fore discharge	No

Dimension of lines
	Diameter	Flange size
Liquid	400 mm	16”
Vapour Line	400 mm	16”

18

What reducers onboard
Number	Diameter	Pressure rating
3	16”/12”	10 kg/cm^2

1.8	LNG REGASIFICATION SYSTEM

Liquid inlet conditions:

Pressure Temperature Liquid volume flow	5 bara -160°C (256°F) 479.8 m^3/h x 3 units

Composition (mass %)	Typical Trinidad composition as given in Appendix I to Schedule 1, para 11 (c)

Gas outlet condition:

Volume Pressure Temperature	250 mmscuf/day x 3 units 105 bar 10 °C

Capacity	210,000 kg/hr x 3 units

LNG booster pump number	6 units
LNG booster pump discharge pressure	120 bar
LNG booster pump suction pressure	5 bar
LNG booster pump temperature	-160°C

Steam pressure from boilers (saturated)	28 kg/cm ^2

LNG/brine Shell & Tube Heat exchanger	3 units
Steam/brine PCHE	3 units Separate steam and condensate section each unit

Brine circulation pump	680 m^3/h x 6 units

19

1.9	GAS METERING SYSTEM

Ultrasonic Gas Metering System	Ultrasonic gas flow meters x 2 units Pressure transmitters x 2 units Temperature transmitters x 2 units

Gas Analyzer System	Sample probe x 2 unit Gas chromatographs x 2 units Supplementary Gas Chromatograph x 1 unit Analyzer cabinet x 1 unit

Metering Control System	Metering cabinet x 1 unit Flow computers x 2 units Supplementary flow computers x 2 units

1.10	BALLAST SYSTEM

Pumps	Particular
No.	Three (3)
Type	Vertical single stage, centrifugal
Prime mover	Electric motor
Discharge rate	2,500 m3/h
Total head	30 mwc (S.G.: 1.025)

1.11	ODORANT INJECTION SYSTEM

Odorant	Mercaptan Mixture
Injection Rate	1.01b/mmscf
Injection Pumps	2 x 100%
Injection Controllers	2 x 100%
Injection Point	1
Storage Tank

20

1.12	LIFTING DEVICE

Location	Aft	Amidships	fwd
	STB and Port	Manifold area Stb and Port	Regas and STL area
Number and lifting capacity	1 x 15 mt SWL (STB) 1 x 5 mt SWL (Port)	2 x 12 mt SWL	1 x 10 mt SWL (Hs < 0.5m) 1 x 8 mt SWL (Hs < 1.0m)
Max. distance from ship’s side of lifting hook	5 m	5 m	6 m

21

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

Schedule 2

UPDATED ATTACHMENT 3 TO SCHEDULE III OF THE CHARTER

DEPOT SPARE PART LIST

Item	Description	Cost
1	Tail shaft with propeller nut	$	*****
	Transport & handling (6,914 Euro)	$	*****
	Insurance	$	*****
2	Propeller	$	*****
	Transport & handling (59,094 Euro)	$	*****
	Insurance (8,878 NOK)	$	*****
3	Main wheel with output shaft and both pinion gears w/shaft	$	*****
	Transport & handling (18,595 Euro)	$	*****
	Insurance	$	*****
4	One set of turbocharger rotor for 12V engines (26,613 GBP+ 28,054 Euro)	$	*****
	Transport & handling	$	*****
	Insurance	$	*****
5	Cargo pump, complete (15,100,000 JPY)	$	*****
	Transport & handling	$	*****
	Insurance	$	*****
6	LNG Booster pump	$	*****
	Transport & handling (1,226 Euro)	$	*****
	Insurance	$	*****
7	Regas feed pump	$	*****
	Transport & handling	$	*****
	Insurance	$	*****
8	Cargo spray pump (7,800,000 JPY)	$	*****
	Transport & handling	$	*****
	Insurance	$	*****
9	Fuel gas pump (8,200,000 JPY)	$	*****
	Transport & handling	$	*****
	Insurance	$	*****
10	Spares for frequency/speed converter and HV transformers (985,360 Euro)	$	*****
	Transport & handling (Estimated 2.5 Euro/kg X 2000kg)	$	*****
	Insurance	$	*****
11	Rotating parts for forced draft fan	$	*****
	Transport & handling (Estimated)	$	*****
	Insurance	$	*****
12	Boiler safety valves (one each size) (1,779,500 JPY)	$	*****
	Transport & handling (653 Euro)	$	*****
	Insurance	$	*****
13	Cargo safety valve incl. pilot valve (one each size) (356,451 NOK)	$	*****
	Transport & handling (653+414 Euro)	$	*****
	Insurance	$	*****
14	Manifold valve incl. actuator (liquid only) (33,078 Euro)	$	*****
	Handling (640 Euro)	$	*****
	Insurance	$	*****
15	Cargo pump discharge valve w/actuator (3,825,000 JPY)	$	*****
	Transport & handling (414 Euro)	$	*****
	Insurance	$	*****
16	Essential motors (HD/LD compressor motors only)	$	*****
	Transport & handling (Estimated)	$	*****
	Insurance	$	*****
17	Stem tube bearings (43,620 Euro)	$	*****
	Handling (1,432 Euro)	$	*****
	Insurance	$	*****
18	Hydraulic pump/motor for APL system (139,165 NOK)	$	*****
	Transport & handling (Estimated)	$	*****
	Insurance	$	*****
19	EPA equipment spares	$	*****
	Transport & handling (Estimated)	$	*****
	Insurance	$	*****
20	Various HGS/Regas skids (Estimated)	$	*****
	Transport & handling (Estimated)	$	*****
	Insurance	$	*****
21	STL compartment spares (Estimated)	$	*****
	Transport & handling (Estimated)	$	*****
	Insurance	$	*****
22	Printed Circuit heater (112,000 GBP)	$	*****
	Transport & handling (876 +215 Euro)	$	*****
	Insurance	$	*****
23	Gear Coupling (50,935 Euro)	$	*****
	Transport & handling (Estimated 2.5 Euro/kg X 600kg)	$	*****
	Insurance	$	*****

	Total	$	*****

22

AMENDMENT NO. 2

To

SRV LNG CARRIER

TIME CHARTERPARTY

DATED 20 March 2007

Between

SRV JOINT GAS TWO LTD.

And

GDF SUEZ LNG SUPPLY SA

DATED 20 June 2012

AMENDMENT NO. 2 TO SRV LNG CARRIER TIME CHARTERPARTY

This amendment no. 2 (the “Amendment No. 2”) to the Charter (as defined in the Recitals below) is made on this 20th day of June 2012, and forms an integral part of the Charter.

BY AND BETWEEN:

(i)	SRV Joint Gas Two Ltd., a company incorporated and existing under the laws of Cayman Island (“Owner”); and

(ii)	GDF Suez LNG Supply SA (ex GDF Suez Global LNG Supply SA), a company organized and existing under the laws of Luxembourg (“Charterer”);

(each a “Party” and together the “Parties”).

RECITALS

WHEREAS, Owner and Charterer have entered into an SRV LNG Carrier Time Charterparty dated 20 March 2007, as novated and/or amended from time to time, (the “Charter”), whereby Owner has agreed to let and Charterer has agreed to hire the use and service of a Shuttle and Regasification Vessel built by Samsung Heavy Industries Co. Ltd. with reference Hull no. 1689 and now named GDF Suez Cape Ann (the “Vessel”);

WHEREAS, Charterer wishes to use the Vessel as an FSRU (“FSRU Mode”) or alternatively as an LNG carrier (“LNG Carrier Mode”) under a Sub-Charter with CNOOC for the Project; and

WHEREAS, Owner is willing to accommodate Charterer’s wish to use the Vessel as an FSRU and accept that Charterer uses her under the Sub-Charter with CNOOC for the Project, on the terms and subject to the conditions of this Amendment No. 2;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, Owner and Charterer agree as follows:

1.	Definitions

For purposes of this Amendment No. 2 (including the Recitals), the capitalized terms used herein shall have the meanings ascribed to them in the Charter (unless the context requires otherwise) or below (as the case may be).

“CNOOC” means CNOOC Gas & Power Group Limited or any assignee or sub-charterer of CNOOC approved in writing by Owner.

“FSRU” means floating storage and regasification unit.

“FSRU Terminal” means the Tianjin FSRU terminal located in the People’s Republic of China or any other FSRU terminal in the People’s Republic of China approved in writing by Owner, such approval not to be unreasonably withheld.

2

“Modification Specification” means the document to be mutually agreed between Parties and defining the scope of the Modification Work which shall be based on and always include the items set out in Appendix 1 to this Amendment No. 2, and once agreed shall replace the current Appendix 1.

“Modification Work” means any and all work; design, engineering, procurement, fabrication, installation, commissioning and testing required for the modification of the Vessel to FSRU in accordance with the Modification Specification.

“Modification Yard” means such yard as mutually agreed between the Parties for the performance of the Modification Work.

“Mortgagee” means DNB Bank ASA (previously called DnB NOR Bank ASA) as agent on behalf of the lenders.

“Project” means Charterer’s project with CNOOC, consisting of using the Vessel in FSRU Mode at the FSRU Terminal or LNG Carrier Mode.

“Reinstatement Specification” means the scope of work mutually agreed between Parties so that the Vessel is fitted in every way as an SRV for service under the Charter.

“Reinstatement Work” means (i) any and all work; design, engineering, procurement, fabrication, installation, commissioning and testing required to reinstate the Vessel in accordance with the Reinstatement Specification and (ii) dry-docking, cleaning and painting of the Vessel’s bottom and effecting scheduled maintenance, so that the Vessel is fitted in every way for service under the Charter.

“Reinstatement Yard” means such yard as mutually agreed between the Parties for the performance of the Reinstatement Work.

“Sub-Charter” means the agreement signed between Charterer and CNOOC for sub-chartering of the Vessel by Charterer to CNOOC.

“Sub-Charter Period” means a period of time, between three (3) and five (5) years, at CNOOC’s option, beginning on the earlier of (i) delivery of the Vessel by Charterer to CNOOC, or (ii) the Vessel is all fast at the FSRU Terminal and ending on the later of (i) redelivery of the Vessel by CNOOC to Charterer or such earlier time as the Sub-Charter is terminated in accordance with its terms, or (ii) the Vessel is permanently unmoored and disconnected from the FSRU Terminal and is ready and free to depart from the FSRU Terminal.

“Voyage” means a legitimate voyage under the Charter ordered pursuant to and in accordance with Clause 6 of this Addendum, the duration of which shall always be deemed to be from when the Vessel is unmoored and disconnected from the FSRU Terminal for the purpose of commencing the Voyage until the Vessel is all fast again at the FSRU Terminal.

3

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

2.	Purpose, Intention and Interpretations

The purpose of this Amendment No. 2 is to set forth the terms and conditions under which Charterer may utilize the Vessel as an FSRU on the Project and to permit Charterer to enter into the Sub-Charter with CNOOC and to set out the specific conditions applicable between the Parties when the Vessel is used in FSRU Mode or LNG Carrier Mode for the Project.

It is Owner’s and Charterer’s clear intention, which is hereby declared, that this Amendment No. 2 shall not imply or impose greater or more onerous obligations exposures and/or liabilities on Owner (except for the undertaking to arrange for the Modification Work and the Reinstatement Work, respectively and except for any other provisions of this Amendment No. 2 directly or indirectly providing to the contrary) than it would otherwise have under the Charter.

In case of conflict between the provisions of the Charter and this Amendment No. 2, the provisions of this Amendment No. 2 shall prevail.

3.	Modification of the Vessel to FSRU

Owner shall arrange for the Modification Work being carried out at the Modification Yard at a time mutually agreed with Charterer for Charterer’s time, risk and expense.

Without prejudice to the aforesaid, Owner shall obtain a quote for the Modification Work from the Modification Yard, and include such quote in a budget which is to be approved as soon as reasonably practicable by Charterer. Any comment to or rejection of any parts of the budget or Modification Work, including its scope and costs shall be discussed in good faith and resolved by the Parties. After the budget has been agreed, Owner shall promptly inform Charterer of any cost overrun and/or any matter which affects the budget and take reasonable steps to seek to reduce an adverse cost effect.

Charterer shall reimburse Owner for the documented cost of the Modification Work and compensate Owner for Owner’s own reasonable and documented cost related to the Modification Work to the extent not covered by paragraph 1.2 of Schedule III, including but not limited to the cost of supervision, administration and follow up of the Modification Work (not covered by paragraph 1.2 (c) (i) or Schedule III) within ***** days of receipt by Charterer of Owner’s invoice together with supporting documentation.

Notwithstanding anything to the contrary in the Charter, the Vessel shall be on hire, and the performance warranties set out in Clause 27 of the Charter shall not apply, for the duration of the Modification Work, the time of which shall be deemed to include the Vessel’s deviation time, time spent at, and time spent returning from the Modification Yard until the Vessel has regained a position equivalent to that when the Vessel deviated for the Modification Work, and, for the avoidance of doubt, such time shall not count against the Dry-docking Allowances, the Unscheduled Maintenance Allowances set forth in the original Clause 25(d) of the Charter or the Maintenance Allowance set forth in Clause 25(d) as amended herein.

4

4.	Importation, Stay and Exportation

Any importation, stay and exportation into and from the People’s Republic of China (as the case may be) of the Vessel and all materials and/or equipment necessary for Owner’s performance of the Charter and/or any Voyage during or related to the Sub-Charter Period, shall be arranged by Charterer, in accordance with all applicable laws and regulations, for its own time, risk and expense, but with all reasonable practical assistance from Owner.

5.	FSRU Mode specific modifications

5.1	At all times during the Sub-Charter Period, except when a Voyage is occurring, the Charter shall be modified by the following amendments, additions and other modifications:

(a)	Modifications to Clause 1 (“Definitions”) of the Charter :

i.	The definition of “Actual Discharge Rate” in Clause 1 of the Charter shall be amended to read in its entirety: “ “Actual Discharge Rate” has the meaning set out in Clause 27(b)(iii),”

ii.	The definition of “Adverse Weather Periods” in Clause 1 of the Charter shall be deleted.

iii.	The definition of “Allowance Period” in Clause 1 of the Charter shall be deleted.

iv.	The definition of “BOE” in Clause 1 of the Charter shall be deleted.

v.	A new definition shall be included in Clause 1 of the Charter, which reads: ““CNOOC” means CNOOC Gas & Power Group Limited or any assignee or sub-charterer of CNOOC approved in writing by Owner.”

vi.	A new definition shall be included in Clause 1 of the Charter, which reads: ““Charterer’s Group” has the meaning set out in Clause 68(a)”.

vii.	The definition of “Discharge Period” in Clause 1 of the Charter shall be deleted. Any other use of the term “Discharge Period” in the Charter shall be replaced with the term “FSRU Discharge Period”.

viii.	The definition of “Discharge Point” in Clause 1 of the Charter shall be deleted.

ix.	A new definition shall be included in Clause 1 of the Charter, which reads: ““FSRU” means floating storage and regasification unit.”

x.	A new definition shall be included in Clause 1 of the Charter, which reads: ““FSRU Discharge Period” has the meaning set out in Clause 27(b)(iv)”

xi.	A new definition shall be included in Clause 1 of the Charter, which reads: ““FSRU Gas Day” has the meaning set out in Clause 27(b)(iii).”

5

xii.	A new definition shall be included in Clause 1 of the Charter, which reads: ““FSRU Gas Nomination Procedures” means the procedures for requesting and establishing Send Out Profile and Intraday Nominations as set forth in Schedule X. The Parties will use their reasonable endeavors to develop and agree on said procedures before 30 November 2012 and no later than three (3) months prior to start of the Sub-Charter Period.”

xiii.	A new definition shall be included in Clause 1 of the Charter, which reads: ““FSRU Terminal” means the Tianjin FSRU terminal located in the People’s Republic of China or any other FSRU terminal in the People’s Republic of China approved in writing by Owner, such approval not to he unreasonably withheld.”

xiv.	The definition of “Gas Day” in Clause 1 of the Charter shall be deleted. Any other use of the term “Gas Day” in the Charter shall be replaced with the term “FSRU Gas Day”.

xv.	The definition of “Gas Nomination Procedures” in Clause 1 of the Charter shall be deleted. Any other use of the term “Gas Nomination Procedures” in the Charter shall be replaced with the term “FSRU Gas Nomination Procedures”.

xvi.	A new definition shall be included in Clause 1 of the Charter, which reads: ““Maintenance Allowance” has the meaning set out in Clause 25(d).”

xvii.	The definition of “Nominated Discharge Rate” Clause 1 of the Charter shall be amended to read in its entirety: ““Nominated Discharge Rate” has the meaning set out in Clause 27(b)(iii).”

xviii.	The definition of “Normal Performance” in Clause 1 of the Charter shall be amended to read in its entirety: ““Normal Performance” has the meaning set out in Clause 27(b)(i).”

xix.	The definition of “Off-hire Allowance” in Clause 1 of the Charter shall be deleted.

xx.	A new definition shall be included in Clause 1 of the Charter, which reads: “Owner’s Group” has the meaning set out in Clause 68(a)”.

xxi.	The definition of “Performance Period” in Clause 1 of the Charter shall be deleted.

xxii.	The definitions of “Primary Terminals” and “Primary Terminal” in Clause 1 of the Charter shall be deleted.

xxiii.	The definition of “Reduced Performance” in Clause 1 of the Charter shall be amended to read in its entirety: ““Reduced Performance” has the meaning set out in Clause 27(b)(iii).”

6

xxiv.	A new definition shall be included in Clause 1 of the Charter, which reads: “Reduced Rate” has the meaning set out in Clause 27(b)(iii)”.

xxv.	A new definition shall be included in Clause 1 of the Charter, which reads: “Maintenance” has the meaning set out in Clause 25 (d)”.

xxvi.	A new definition shall be included in Clause 1 of the Charter, which reads: “Send Out Profile” has the meaning set out in Clause 27(b)(ii)”.

xxvii.	A new definition shall be included in Clause 1 of the Charter, which reads: “Start Up Period” has the meaning set out in Clause 27(b)(i)”.

xxviii.	A new definition shall be included in Clause 1 of the Charter, which reads: ““Sub-Charter” means the agreement signed between Charterer and CNOOC for sub-chartering of the Vessel by Charterer to CNOOC.”

xxix.	A new definition shall be included in Clause 1 of the Charter, which reads: ““Sub-Charter Period” means a period of time, between three (3) and five (5) years, at CNOOC’s option, beginning on the earlier of (i) delivery of the Vessel by Charterer to CNOOC, or (ii) the Vessel is all fast at the FSRU Terminal and ending on the later of (i) redelivery of the Vessel by CNOOC to Charterer or such earlier time as the Sub-Charter is terminated in accordance with its terms, or (ii) the Vessel is permanently unmoored and disconnected from the FSRU Terminal and is ready and free to depart from the FSRU Terminal.”

xxx.	The definition of “Unscheduled Maintenance” in Clause 1 of the Charter shall be deleted.

xxxi.	The definition of “Unscheduled Maintenance Allowance” in Clause 1 of the Charter shall be deleted.

(b)	In Clause 3 (a)(i) of the Charter, the reference to “SRV” shall be amended to read: “FSRU”.

(c)	Clause 3 a) of the Charter shall be completed with the following bullet points:

“(vi)	the master and chief officer shall combined in total have not less than twelve (12) months’ sailing and cargo operations experience in the past five (5) years exercising responsibilities of a senior rank (master and/or chief officer) on board an LNG tanker/FSRU. The chief engineer, cargo engineer and second engineer shall combined in total have not less than eighteen (18) months’ sailing and cargo operations experience in the past five (5) years exercising responsibilities of a senior rank (chief engineer, cargo engineer and/or second engineer) on board an LNG tanker/FSRU.

(vii)

prior to the commencement of the Sub-Charter Period, the Owner shall, using Owner’s standard format and subject always to CNOOC first having duly executed a “no poaching declaration” in a wording acceptable to Owner,

7

provide the CNOOC with professional LNG tanker/FSRU histories in rank of the master, chief officer, chief engineer and cargo engineer (if applicable) serving on board the Vessel at the time of delivery. Prior to their assignment, similar histories shall be furnished for any new master chief officer, chief engineer or cargo engineer assigned to the Vessel during the Sub Charter Period.”

(d)	Clause 3 c) shall be completed with the following new paragraph:

“If during the Sub-Charter Period, Owner should change or replace the manager of the Vessel, it shall give reasonable consideration to any input from CNOOC in this respect. Owner confirms that under the present circumstances it has no intention of changing or replacing the manager of the Vessel.”

(e)	A new paragraph (e) shall be included in Clause 5 (“Period and Trading Limits”) and shall read:

“Notwithstanding anything to the contrary in Clauses 5(a), (b), and (c), Charterer shall, at no expense to Owner, provide or cause to be provided, at the FSRU Terminal, port and marine facilities capable of receiving the Vessel and berths and places which the Vessel can safely reach and return from without exposure to danger, and at which the Vessel can safely lie, load or discharge (as the case may be) always afloat. Furthermore, Charterer shall provide to Owner all relevant information required to meet the interface requirements of the FSRU Terminal as soon as reasonably possible. All reasonable costs incurred in implementing such modifications to the Vessel (and their later removal, if required to comply with the terms of this Charter), including the time taken to implement such modifications and to comply with such regulations necessary to allow the Vessel to load or discharge at the FSRU Terminal, shall be for Charterer’s account and shall be reimbursed to Owner in accordance with Schedule III. Charterer shall also be responsible, and shall reimburse Owner in accordance with Schedule III, for all such reasonable costs incurred, including the necessary time taken, should the interface requirements of or the regulations applicable to the FSRU Terminal be altered.”

(f)	A new paragraph (f) shall be included in Clause 5 (“Period and Trading Limits”) and shall read:

“Notwithstanding anything to the contrary in this Charter, Owner shall not under any circumstances whatsoever be obliged to go to and/or stay at an FSRU Terminal which has not entered into a Port Liability Agreement, acceptable to Owner’s P&I Club, with Owner.”

(g)	Clause 8 (“Owner to Provide”) of the Charter shall be amended to read in its entirety:

“Owner undertakes to provide and, subject to the provisions of Schedule III, to pay for all provisions, wages (including but not limited to all overtime payments, statutory or otherwise), and shipping and discharging fees and all other expenses

8

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

of the master, officers and crew, except for any Chinese master, officers and/or crew required to be on board; also, except as provided in Clauses 5 and 37, for all insurance on the Vessel described in Schedule IV, for all deck, cabin and engine-room stores and necessary spare parts, and for water; for all dry-docking (and gas-freeing of the Vessel associated therewith), overhaul, maintenance and repairs to the Vessel, including maintaining and operating the Vessel in good working order in accordance with prudent industry practices and Builder’s maintenance recommendations; and for all fumigation expenses and de-rat certificates. Owner’s obligations under this Clause 8 extend to all liabilities for customs or import duties arising at any time during the performance of this Charter in relation to the personal effects of the master, officers and crew, and in relation to the stores, provisions and other matters aforesaid which Owner is to provide and pay for and Owner shall refund to Charterer any sums Charterer or its agents may have paid or been compelled to pay in respect of any such liability on presentation of reasonable supporting documentation. Any amounts allowable in general average for wages and provisions and stores shall be credited to Charterer insofar as such amounts are in respect of a period when the Vessel is on-hire.”

(h)	Clause 14 a) shall be completed with the following bullet point :

“(v) During the Sub Charter Period, CNOOC shall have the right to fly the CNOOC or Tianjin FSRU project flag on the Vessel.”

(i)	Clause 24 (“Off-hire”) of the Charter shall be amended to read: “Not Used”. Any use of the term “off-hire” elsewhere in the Charter and any references in the Charter to Clause 24 thereof shall be deemed deleted in their entirety when the Vessel is being used in FSRU Mode.

(j)	Modification to Clause 25 (“Dry-docking; Time for Scheduled Maintenance”) of the Charter:

i.	The wording “*****-month intervals and no more than *****-month intervals” in Clause 25 (a) of the Charter shall be amended to read: “*****-month intervals and no more than *****-month intervals”.

ii.	Clause 25 (d) of the Charter shall be amended to read in its entirety:

“Owner may carry out scheduled or unscheduled maintenance and take the Vessel out of service, if so required by such maintenance, except that Owner shall not arrange scheduled maintenance between 15th November of any year and 14th March of the following year unless Owner can demonstrate from its operating experience that, in the reasonable opinion of Owner, after consulting with Charterer, scheduling such maintenance during that period would be necessary (“Maintenance”). Owner shall be entitled to an allowance of ***** days per every ***** days, commencing from the first day of the Sub-Charter Period for all scheduled and unscheduled maintenance (“Maintenance Allowance”).

9

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

However, in the event that the Vessel over any period of ***** days, during the Sub-Charter Period, has an actual availability of *****per cent ***** or more the Maintenance Allowance shall be reduced to ***** days for the remainder of the Sub-Charter Period. Until such time as the Vessel achieves an actual availability of *****per cent ***** or more the Maintenance Allowance shall remain at the aforementioned ***** days. Owner shall not use more time for maintenance than is necessary and shall notify Charterer of any Maintenance Allowance taken or to be taken and shall consult with Charterer as far in advance as possible as regards the timing of any such Maintenance. There will be no scheduled dry docking during the Sub-Charter Period unless mutually agreed by Owner and Charterer.

Notwithstanding anything to the contrary in the Charter, the Vessel shall always be on hire without any reduction for all time used of the Maintenance Allowance and all items to be provided and paid for by Charterer pursuant to Clause 9(a) shall be for Charterer’s account, and Owner’s use of the Maintenance Allowance shall not in any way or to any extent whatsoever be regarded as a default, nonperformance or breach by Owner of any obligation under or any provision of the Charter.”

iii.	Clause 25 (e) shall be amended to read: “Not Used”.

(k)	Clause 27 (“Performance”) of the Charter shall be amended to read in its entirety:

“(a)

(i)	Owner undertakes and guarantees that at all times during the Sub-Charter Period the Vessel shall be capable of maintaining a maximum average daily boil-off of no more than 0.16% of the Vessel’s total cargo capacity. For purposes of establishing whether the Vessel has achieved performance as required under this Clause 27(a), the Parties shall discount periods when the Vessel (i) is discharging regasified LNG and/or loading or discharging LNG and (ii) when due to loading of LNG the saturated vapour pressure is above 170 mbarg.

(ii)	Boil-off calculation: Boil-off shall be measured by subtracting the volume of LNG contained in the Vessel’s tanks at gauging at the end of a 24 hour period of no discharging regasified LNG and/or loading or discharging LNG, but where the Vessel is still connected within Tianjin Port, from the volume of LNG contained in the Vessel’s tanks at gauging at the start of a 24 hour period of no discharging regasified LNG and/or loading or discharging LNG, but where the Vessel is still connected within Tianjin Port. Actual boil-off shall be calculated using the mean value from 5 (five) distinct but consecutive measurements.

10

“(b)

(i)	Owner further undertakes, subject to the provisions of this Clause 27(b) and subject always to a start up period which shall end on the earlier of (i) the Vessel having regasified and discharged four thousand (4000) MMScf of Regasified LNG, or (ii) completion of the commissioning procedure which the Parties will use reasonable endeavors to develop and agree by 30 November 2012 but no later than three (3) months prior to the start of the Sub-Charter Period (“Start Up Period”), that the Regasification Components will, throughout the Term, enable the Vessel’s cargo to be regasified and discharged at not less than a regasified LNG discharge rate of two hundred and fifty (250) MMScf/day (“Normal Performance”). However, upon the Vessel’s Actual Discharge Rate being higher than two hundred and fifty (250) MMScf/day during regasification of LNG and discharge of gas over twenty four (24) hours without any unplanned shut down in the 24 hour period, which for the avoidance of doubt shall include the Start Up Period, this Actual Discharge Rate shall immediately replace the current Normal Performance of two hundred and fifty (250) MMScf/day, provided that the Normal Performance shall never exceed five hundred (500) MMScf/day and such increase in the Normal Performance shall be formalized by signature of an addendum to the Charter. From that time on, in each case where the Actual Discharge Rate is higher than the then-current Normal Performance during regasification of LNG and discharge of gas over a twenty four (24) hour period without any unplanned shut down in the twenty four (24) hour period, the Actual Discharge Rate shall immediately replace the then-current Normal Performance until subsequently re-adjusted up to a maximum Normal Performance of five hundred (500) MMScf/day. Each such increase in the Normal Performance shall be formalized by signature by both Parties of an addendum to the Charter.

(ii)	Subject always to the provisions of Clause 27(b)(iii) below, Owner shall, subject to applicable terms of the FSRU Gas Nomination Procedures, deliver the Nominated Discharge Rate in accordance with the daily curve agreed with Charterer in accordance with the FSRU Gas Nomination Procedures (“Send Out Profile”), subject to such Send-Out Profile for that FSRU Gas Day being agreed no later than twelve (12) hours before the commencement of the relevant FSRU Gas Day. In case the Owner fail to deliver gas in accordance with the Send Out Profile as required pursuant to the applicable terms of the FSRU Gas Nomination Procedures, then the applicable terms of the FSRU Gas Nomination Procedures will apply to such failure (provided always that such terms are fair, reasonable and proportionate to the failure). Owner shall use reasonable endeavors to accommodate any change to the Send Out Profile requested by Charterer, less than thirty six (36) hours before the end of the relevant FSRU Gas Day (“Intraday Nomination”), but Owner shall not be liable for any failure in this respect.

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(iii)	Whenever Charterer requests a Nominated Discharge Rate above Normal Performance, Owner shall use reasonable endeavors to make such higher rate available, subject always to the maximum capacity of the Regasification Components when all three units of the Regasification Components are operating. Notwithstanding the provisions of the immediately following paragraph, if the Vessel is incapable of discharging its cargo at such higher rate, such performance shall not be considered Reduced Performance and Charterer shall not be entitled to pay hire at a rate equal to the Reduced Rate or claim a reduction in hire.

If, on any day, commencing from [10.00 A.M. (China local time)] on that day and ending at [09.59 A.M. (China local time)] on the immediately following day (an “FSRU Gas Day”), the Vessel’s actual discharge rate calculated over that FSRU Gas Day as measured in accordance with Clause 27(b)(iv)-(v) (the “Actual Discharge Rate”), is less than the daily nominated discharge rate requested by Charterer in accordance with the FSRU Gas Nomination Procedures for that FSRU Gas Day (the “Nominated Discharge Rate”), and such Actual Discharge Rate is lower than Normal Performance (such deficient performance hereinafter being referred to as “Reduced Performance”), then a Hire Rate equal to a reduced rate determined by multiplying the Fixed Element of the Hire Rate by a factor calculated by dividing the Actual Discharge Rate by the lower of (i) the Nominated Discharge Rate or (ii) the Normal Performance (the “Reduced Rate”) shall be payable for each of such FSRU Gas Day in respect of which an Actual Discharge Rate tower than the Nominated Discharge Rate and the Normal Performance has been determined during the FSRU Discharge Period in question. This Reduced Rate in case of Reduced Performance shall replace in its entirety Paragraph 4 of Schedule III. For the avoidance of doubt, any reduction of hire to which Charterer is entitled under this Clause 27(b)(iii) shall be credited against hire payments in accordance with Clause 12(a) as promptly as possible.

(iv)	If no discharge of regasified LNG is currently ongoing from the Vessel, measurement of the Actual Discharge Rate shall commence when the vaporizers, piping and pressurizing risers are cooled down and the last high pressure pump required to achieve the ordered discharge rate is placed on line and the Vessel starts the discharge of Regasified LNG, and shall terminate when the first high pressure pump is secured near the end of the discharge (“FSRU Discharge Period”).

Prior to the commencement of a FSRU Discharge Period a notification of FSRU Readiness to Discharge Gas (as defined in the FSRU Gas Nomination Procedures) shall be delivered by Charterer to Owner in

12

accordance with the FSRU Gas Nomination Procedures and an FSRU Discharge Period shall start no later than six (6) hours after Owner’s receipt of the above notification, unless such time is extended by reasons attributable to Charterer, CNOOC, the FSRU Terminal, governmental or regulatory authorities or Force Majeure (as defined in the FSRU Gas Nomination Procedures).

The Actual Discharge Rate shall be the rate of regasified LNG discharged as measured by the Vessel’s metering station. When measuring the Actual Discharge Rate against Normal Performance a variation of one percent (1%) shall be allowed.

Normal Performance shall be based upon LNG with a chemical composition (Mass%) (Typical Trinidad LNG composition) as follows:

Methane	96.17%

Ethane	2.74%

Propane	0.76%

1-Buthane	017%

n-Buthane	0.15%

Nitrogen	0.01%

(v)	The performance of the Vessel in relation to the warranty contained in this Clause 27(b) shall be reviewed on the 25th of each calendar month, and the results accumulated and compensation, if any, shall be assessed and paid at the next hire payment due at the beginning of the following calendar month. For purposes of establishing whether the Vessel has achieved performance as required under Clause 27(b) and calculating the Hire Rate, the Parties shall discount any FSRU Gas Day (or in case of (g) below, only the relevant part of the FSRU Gas Day, provided that the volumes required in such part of the FSRU Gas Day in accordance with the Send Out Profile shall be disregarded and the Nominated Discharge Rate for that FSRU Gas Day shall be adjusted accordingly):

(a)	where the FSRU Terminal is not ready or able to receive the Nominated Discharge Rate specified by Charterer in accordance with the FSRU Gas Nomination Procedures and at the corresponding pressures and temperatures;

(b)	where Charterer has requested Intraday Nominations as per clause 27 b) (ii);

(c)	where Charterer has instructed the Vessel to proceed from the FSRU Terminal;

(d)	where the Vessel is prevented from approaching or remaining and/or operating at the FSRU Terminal by any relevant regulatory or governmental authority by reason other than a failure or default on part of the Vessel or Owner;

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(e)	where the Vessel is required to disconnect and/or to depart from the FSRU Terminal or is prevented from discharging her cargo as regasified LNG by reason of compliance with the applicable requirements and guidelines of the Classification Society, the Vessel’s Flag State or any other relevant regulatory authority and/or with such requirements as set out in the FSRU operating manual in relation to the Vessel’s safe operation, cargo management and/or filling level restrictions;

(f)	where there is not a required amount of LNG onboard the Vessel to obtain the Nominated Discharge Rate in accordance with the FSRU Gas Nomination Procedure;

(g)	where the Owner is using the Maintenance Allowance;

(h)	where the ship-to-ship transfer system and/or the Downstream Systems are not ready or able to provide or receive the Nominated Discharge Rate specified by Charterer in accordance with the FSRU Gas Nomination Procedures and at the corresponding pressures and temperatures; and

(i)	where the vessel is prevented from discharging by other events within the port or where there is a wider risk to safety or the environment.

(vi)	Notwithstanding the provisions of this Clause 27(b), if at any stage the Actual Discharge Rate achieved by the Vessel is less than Normal Performance due to a defect in the Regasification Components (and such lower discharge rate has not been requested by Charterer in accordance with the FSRU Gas Nomination Procedures), Owner shall be entitled to repair such defect in the Regasification Components and/or the Vessel by the Vessel proceeding to dry-docking in accordance with the provisions of Clause 25(h). Before committing to a dry dock, Owner shall always consult with the Charterer to assess alternative solutions.”

(vii)	The Vessel shall be capable of regasifying LNG in a closed-loop heating mode using steam from the Vessel’s regas boilers as the primary heating medium at a daily Nominated Discharge Rate with a pressure of 50 to 114 bar and a temperature of +10 to 20°C at the outlet of the Regas skid.

(l)	Clause 52(c)(iv) of the Charter shall be amended to read in its entirety: “Not Used”.

(m)	The second sentence of Clause 53 of the Charter shall be amended to read in its entirety:

“The foregoing notwithstanding, no term of this Charter, other than Clauses 68(a) and (b), is enforceable under the Contracts (Rights of Third Parties) Act 1999 by a person or entity who is not a party to it.”

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

(n)	Clause 68(a) of the Charter shall be amended to read in its entirety:

“No member of Owner’s Group shall be under any liability whatsoever to Charterer, Charterer’s Representatives, CNOOC, or their estates (“Charterer’s Group”) for their death or personal injury during the time when they are engaged in the activities contemplated under this Charter unless death or personal injury is caused, in whole or in part, by the gross negligence or willful misconduct of Owner, its employees or its agents (“Owner’s Group”). Likewise, no member of Owner’s Group shall be under any liability to any member of Charterer’s Group in respect of damage to, or loss or destruction of, their personal property unless such damage to, or loss or destruction of, personal property is caused by the gross negligence or willful misconduct of any member of Owner’s Group.”

(o)	Clause 68(b) of the Charter shall be amended to read in its entirety:

“No member of Charterer’s Group shall be under any liability whatsoever to any member of Owner’s Group for their death or personal injury during the time when they are engaged in the activities contemplated under this Charter unless death or personal injury is caused, in whole or in part, by the gross negligence or willful misconduct of a member of Charterer’s Group. Likewise, no member of Charterer’s Group shall be under any liability to any member of Owner’s Group in respect of damage to, or loss or destruction of, their personal property unless such damage to, or loss or destruction of, personal property is caused by the gross negligence or willful misconduct of any member of Charterer’s Group.”

(p)	Appendix I to Schedule I of the Charter shall be amended to read in its entirety: “Not Used”. Any references in the Charter to Appendix I to Schedule I thereof, any uses of the term “Primary Terminal” in the Charter.

(q)	Schedule X of the Charter (Gas Nomination Procedures) shall be deleted in its entirety and shall be replaced with a new Schedule X (FSRU Gas Nomination Procedure)). The Parties will use their reasonable endeavors to develop and agree said procedures before 30 November 2012 but no later than ***** months prior to start of the Sub-Charter Period.

5.2	All terms and conditions of the Charter, except to the extent modified or changed by Clause 1, 2, 3, 5, 6, 7, and 8 of this Amendment No. 2 shall remain in full force and effect. However, such terms and conditions shall be interpreted in light of and in such way to give effect to the intention of the parties set out in Clause 2 above, provided however that, any further amendment or modification to the Charter that may be required during the Sub-Charter Period shall always be agreed in writing between the Parties.

5.3	For the avoidance of doubt and with reference to paragraph 1.2(c)(ii) to Schedule III of the Charter, Owner shall not in any circumstances whatsoever be forced or obliged to lay off any of the Vessel’s master, officers or crew. However, Owner shall use reasonable endeavours to mitigate the Variable Element cost (i.e. manning and crew travel expenses).

15

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

5.4	For the avoidance of doubt and without prejudice to Clauses 1-4, 5.2, 5.3, 5.4, 5.5, 5.6, 5.7, and 6-11 of this Amendment No. 2, for any Voyage the Charter shall apply without the amendments and/or additions set out in Clause 5.1 of this Amendment No. 2.

5.5	For the avoidance of doubt and without prejudice to Clauses 1-4, 5.2, 5.3, 5.4, 5.5, and 7-11 of this Amendment No. 2, upon expiry of the Sub-Charter Period the Charter shall apply without the amendments and/or additions set out in Clause 5.1, 5.6, 5.7, and 6 of this Amendment No. 2.

5.6	At any time during the Sub-Charter Period when a Voyage is occurring, each of the Unscheduled Maintenance Allowance specified in Clause 25(d) of the Charter and each of the Off hire Allowance specified in Clause 24(h) of the Charter shall be reduced to an allowance equal to the original Unscheduled Maintenance and Off-hire Allowances, multiplied by ***** days.

5.7	Training of Chinese Operator

Provided that there is a requirement of CNOOC in the Sub-Charter Period for training the Chinese operator to operate the Vessel as an FSRU, Owner will in good faith enter into discussion with CNOOC with the aim to arrange, in cooperation with CNOOC, for such training (including but not limited to training procedures, necessary facilities, and location). All documented costs arising from such activity shall be fully borne by CNOOC. Invoices will be sent to CNOOC together with appropriate documentation, provided, however, that the scope of activities and cost estimates have been approved in advance and in writing by CNOOC.

6.	Voyage

At any time during the Sub-Charter Period, the Charterer is entitled to use the Vessel in LNG Carrier Mode and order the Vessel on a Voyage. Charterer shall inform in writing Owner of his intention to use the Vessel in LNG Carrier Mode and Owner shall as soon as reasonably possible and in all cases within a maximum ***** days of receipt of said notice, inform the Charterer when at the soonest the Vessel can proceed to said Voyage, being understood that this date shall not be later than ***** days after receipt of Charterer’s notice.

If Owner is requested by Charterer to prepare the Vessel for a Voyage including but not limited to removal of any fouling, then to the extent not covered by paragraph 1.2 of Schedule III, Charterer shall reimburse Owner for the documented related costs within ***** days of receipt of Owner’s invoice.

Notwithstanding anything to the contrary in the Charter, during a Voyage Owner shall not be deemed to be in breach of any provisions of the Charter to the extent such breach is caused by or otherwise directly attributable to the use of the Vessel in FSRU Mode.

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Unless Owner has been allowed to perform Voyage preparations in order for the Vessel to meet its original performance guarantees of the Charter, Clauses 27(a)(i)-(ii), the part of Clauses 27(c)(i) pertaining to speed and the part of Clause 27(c)(ii) pertaining to fuel oil consumption (not related to excess boil off) shall not apply to any Voyage.

7.	Reinstatement Work to the Vessel

At the expiry of the Sub-Charter the Vessel shall proceed to the Reinstatement Yard where Owner shall arrange for the Reinstatement Work being carried out for Charterer’s time, risk and expense.

Owner shall provide to Charterer a proposed Reinstatement Specifications, which scope time and related costs shall be mutually agreed to by the Parties. Charterer shall reimburse Owner for the documented cost of the Reinstatement Work and compensate Owner for Owner’s own reasonable and documented costs related to the Reinstatement Work to the extent not covered by paragraph 1.2 of Schedule III, including but not limited to the cost of supervision, administration and follow up of the Reinstatement Work (to the extent not covered by paragraph 1.2 (c) (i) of Schedule III), within ten (10) days of receipt of Owner’s invoice.

Notwithstanding anything to the contrary in the Charter, the Vessel shall be on hire, and the performance warranties set out in Clause 27 of the Charter shall not apply, for the duration of the Reinstatement Work, the time of which shall be deemed to include the Vessel’s deviation time from the FSRU Terminal, time spent at, and time spent returning from the Reinstatement Yard until the Vessel has regained a position equivalent to that when the Vessel deviated for the Reinstatement Work, and such time shall not for the avoidance of doubt count against the Drydocking Allowances or the Unscheduled Maintenance Allowances set forth in the original Clause 25(d) of the Charter, or the Maintenance Allowance set forth in Clause 25(d) as amended by this Addendum No. 2.

8.	Indemnities

8.1	Charterer shall indemnify and hold Owner harmless from any charges, costs, expenses, claims, liabilities and losses whatsoever (except for charges, costs, expenses, claims, liabilities and losses relating to the tax implications addressed in Clause 8.2 below) which Owner may incur as a consequence of the Sub-Charter, except only to the extent resulting from Owner’s material failure to comply with the terms of the Charter, this Addendum, or any other addenda or other amendment to the Charter, where such material failure is found to result directly in the harm underlying the third party claim(s) in respect of which Owner invokes the foregoing indemnity.

8.2

(a)	Charterer shall always be liable for and shall indemnify and hold Owner harmless against all the People’s Republic of China tax implications for Owner whatsoever and howsoever arising, including but not limited to business tax, local surcharges, income tax and individual income tax, withholding tax on hire, any tax relating to the importation, stay or exportation into and from the People’s Republic of China (as the case may be) of the Vessel (including related materials and/or equipment) and/or the presence of the Vessel as FSRU in the People’s Republic of China.

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

(b)	Notwithstanding the foregoing, Owner shall take reasonable measures to mitigate where reasonably and practically possible its Tax exposure related to its presence in China by rotating where reasonably practicable the crew thereby mitigating Owner’s liability to pay income tax or social security charges for its crew in China, if requested to do so by Charterer provided always that Owner finds the request reasonable.

9.	Costs and Expenses

Charterer shall compensate Owner for all time spend and all reasonable and documented costs and expenses incurred by Owner in connection with or related to (i) CNOOC, the Project and/or the Sub-Charter, and/or (ii) the negotiation, preparation and completion of this Amendment No. 2 and any other documents related to the Sub-Charter, including but not limited to reasonable travel expenses and legal costs, provided however that such costs have been approved in advance and in writing by Charterer.

The following costs are deemed to be approved in advance and in writing by Charterer as per the date of this Amendment No. 2:

(a)	Any legal costs incurred or which may incur, for the owner’s account under the Facility Agreement between the Owner and Owner’s Financiers in connection with or related to the negotiation, preparation and completion of this Amendment No. 2 and any other documents related to the Sub-Charter;

(b)	Up to NOK ***** for Owner’s external legal cost in connection with or related to the negotiation, preparation and completion of this Amendment No. 2 and any other documents related to the Sub-Charter, documented by copies of the relevant invoices; and

(c)	USD ***** for Owner’s reasonable and documented costs and expenses incurred by Owner in connection with or related to (i) CNOOC, the Project and/or Sub-Charter and/or (ii) the negotiation, preparation and completion of this Amendment No. 2 and any other documents related to the Sub-Charter, provided these costs are not already included as operating costs or in the management fee paid for by Charterer to Owner under the Charter.

10.	Confirmation

10.1	The Charterer hereby represents, warrants and confirms that the Sub-Charter contains provisions:

(a)	expressly acknowledging the existence of the mortgage over the Vessel executed by the Owner in favour of the Mortgagee as Security Trustee for a syndicate of lenders and registered at the Norwegian International Ship Register;

(b)	expressly acknowledging that CNOOC’s rights under the Sub-Charter are subject and subordinate to the Owners’ rights under the Charter (with effect that, without limitation, CNOOC shall not assert any claim against the Owner or the Vessel by reason of any breach by the Charterer of the Sub-Charter; and

(c)	agreement that CNOOC shall not assert any claim against the Owner for wrongful interference with CNOOCs’ rights (or any similar or equivalent claim) in respect of any actions taken by the Owner in compliance with the Charter.

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10.2	The Charterer confirms, for the avoidance of doubt, that clause 29(b) of the Charter covers any lien on the Vessel or claim against the Owner asserted by CNOOC arising out of or in connection with the Sub-Charter or in breach of the provisions of the Sub-Charter referred to in Clause 10.1 and the Charterer shall indemnify the Owner against the consequences of (i) any such lien or claim and (ii) any breach by the Charterer of Clause 10.1.

11.	Third party rights

No-one who is not a party to the Amendment No.2 shall have any rights under it by reason of the Contracts (Rights of Third Parties) Act 1999 except that the Mortgagee shall have the benefit of and may enforce the provisions of Clause 10 above.

12.	Law and arbitration

12.1	This Amendment No. 2 shall be governed by and construed in accordance with English law.

12.2	The dispute resolution provisions of clause 53 of the Charter shall apply to this Amendment No. 2 as if set out in full in this Amendment No. 2.

13.	Effective date

This Amendment No. 2 shall be fully effective on the later of the date it is executed by both parties and the date the Mortgagee’s consent is given, as required by the terms of the Owner’s financing documents (and the Owner shall promptly confirm to the Charterer on such consent being given by the Mortgagee). However, clause 9 of this Amendment No. 2 shall be fully effective on the date this Amendment No. 2 is executed by both parties.

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IN WITNESS WHEREOF the Parties have executed this Amendment No. 2 in triplicate as of the date above first written.

For and on behalf of Charterer:		Witness

/s/ FRANCIS BRETNACHER		/s/ CHRISTINE ABEZA

Name:	Francis Bretnacher	Christine Abeza
Title:	Managing Director	Senior International Counsel

For and on behalf of Owner:		Witness

/s/ THOMAS THORKILDSEN		/s/ SEIICHIRO KANEMITSU

Name:	Thomas Thorkildsen	Seiichiro Kanemitsu
Title:	Attorney-in-fact	Mitsui O.S.K. Bulk Shipping (Europe) Ltd.

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Schedule 1

MAIN PARTICULARS OF VESSEL WHEN OPERATING IN FSRU MODE

1.1 PREAMBLE

Ship’s name	GDF SUEZ CAPE ANN

Owner	SRV Joint Gas Two Ltd.

Flag - Registry	NIS

Builder	Samsung Heavy Industries Co., Ltd, Korea

Delivery	0lst June 2010

Class	X1A1 Tanker for Liquefied gas, ship type 2G (Membrane tank, Maximum pressure 25 kPaG, Minimum temperature -163°C), NAUTICUS (Newbuilding) PLUS-2, CSA-2, CLEAN, COAT-2, E0, F-AMC, ICS, TMON, DYNPOS-AUT, STL, BIS, NAUT-AW

GRT/NRT
International	97,100
Suez	98,727.21

Is vessel approved?
USCG	Yes
IMO	Yes

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1.2 HULL

	Meters	Feet
LOA	283.0611	928,54
LBP	270.04	885.83
Breadth	43.40	142.39
Depth	26.00	85.30
Keel to highest point	55.3	181.4
Air draught (folded mast)	40.4	132.5
Assumed ballast draught	9.6	31.5

Summer Load Line	12.4 m	Corresponding Deadweight	80,857mt
TPC at design draft 11.4 m		100.3 mt/cm

Mean draft with full bunkers and full cargo
Specific Gravity	Mean draft	Corresponding DW
0.47 mt/m^3	11.64 m	73,143 mt

Communication equipment

International call sign	LADW7

Radio station	MMSI 257352000

Satcom B	FLEET 77

- Telephone/telex	TEL 764915932 TLX 600963967

- Telefax

Satcom C Telex	TLX No.1 425735210 TLX No.2 425735211

1.3 MACHINERY

Main Engine
Type	Wartsila: 12V50DF x 3 units Wartsila: 6L50DF x 1 unit

Max. Cont.	3 x 11,400 kW + 1 x 5,700 kW

Grade fuel used	Fuel oil specification for main engines: MDO: ISO 8217:2010 DMB When calling ECAs

22

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

(maximum sulphur content 1%): ISO 8217:2010 DMB max. sulphur 1% When calling European ports (EU 2005/33 limiting sulphur content to 0,1%): MGO: ISO 8217:2010 DMA , Boil-off gas Heavy Fuel Oil

Other machinery
Propeller	1 Fixed Pitch,

Bow Thrusters	2,000 kW x 2 units 6.6 kV, Controllable Pitch, 4-bladed, Ni-Al-Bronze

Stern Thrusters	1,200 kW x 2 units 6.6 kV, Controllable Pitch, 4-bladed, Ni-Al-Bronze

Speed/Consumption (propulsion power only) when operating in LNG Carrier Mode
Guaranteed speed (Round trip, Beaufort Force 5)	19.5 knots
Average consumption on guaranteed speed	***** tons MDO/day (main engine) ***** tons HFO/day (main engine)

Maximum fuel consumption when operating in LNG Carrier Mode with no regas operations (for information only)
Loading:						23 tons/day
Discharging (conventional):						36 tons/day
Anchorage (MDO mode):						8.3 tons/day

Total fuel consumption when operating in FSRU Mode (for information only)
Regas rate (mmscuf/day)	120	250	450	500	600	712.5	750
Regas rate (mt/hour)	101	210	378	420	504	599	630
Fuel consumption, NG (mt/day)	*****	*****	*****	*****	*****	*****	*****
Fuel consumption, MDO (mt/day)	*****	*****	*****	*****	*****	*****	*****

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Note:

Gas consumption at DF engine(s) and 2 regas boilers based on Low Calorific Value (LCV) of 49,900 KJ/kg

Diesel oil consumption as pilot fuel at DF engine(s) based on Low Calorific Value (LCV) of 42,700 KJ/kg

Permanent bunkers capacity
HFO	4,311 m^3	MDO/MGO	1,399 m^3

		TOTAL	5,710 m^3

1.4 CARGO INSTALLATION

Transportable products and respective quantities *)
Tank No.	20 °C 100% M3	-163 °C 98.5 % M3	-163 °C 98.5% MT S.G. 0.47	-163°C 70%L M3	-163°C 70%H M3	-163°C 10%L M3	-163°C 10%H M3
1	19,404	19,113	8,983	12,542	13,212	1,426	1,490
2	41,913	41,284	19,404	41,913	31,247	6,635	3,946
3	41,913	41,284	19,404	41,913	31,244	6,635	3,945
4	41,916	41,287	19,405	41,916	31,246	6,636	3,947

Total	145,146	142,969	67,195	138,284	106,948	21,332	13,329

(Please Note that the Heights and Volume for 10% and 70% of Tank Height are only applicable limits when the SRV is operating at sea)

*)	Approx. figures per 1 July 2009 based on a cargo specific gravity of 470 kg/m^3

The cargo tank system is GTT Mark III, reinforced to all cargo tank area except tank bottom in accordance with GTT document N500 CR009.

Scantlings of the cargo tanks are based on a maximum density of cargo of 500 kg/m3.

Tank working pressure
Maximum pressure	25 kPa gauge
Minimum pressure	-1 kPa gauge
Minimum temperature acceptable in tanks	-163°C

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Acceptable cargo filling levels
Lower criteria	Below 10% of cargo tank height
Upper criteria	Above 70% of cargo tank height

Discharging time for regasified LNG
Regas rate (mmscuf/day)	120	250	450	500	600	712.5	750
Regas rate (mt/hr)	101	210	378	420	504	599	630
Regas duration (days)	26.0	12.5	7.0	6.3	5.2	4.4	4.2

1.5 CARGO MACHINERY

Cargo pumps	1,700 m^3/h @155 mlc x 8 units

Cargo pump location	2 in each cargo tank

Max permissible specific gravity	500 kg/m

Time for discharging full cargo using all cargo pumps against no backpressure	12 hours, excluding time for connecting, disconnecting, cooling down, topping up and custody transfer measurement
Unpumpable cargo volume	491 m^3 Assuming full trim and using stripping/spray pumps

Heel LNG for cooling down	500 m^3

Fuel LNG for ballast voyage	3,300 m^3

Cargo remaining onboard in cargo tanks after completion pumping	5,250 m^3

Spray pumps	50m^3/h @145 mlc x 4 units

Fuel Gas Pumps	40m3/h@ 215m1c x 2 units
Located in tank No. 3 and 4

Emergency cargo pump/ LNG Feed Pump	650m^3/h @145 mlc x 3 units Located in tank No. 2, 3 and 4

25

High duty cargo compressor	32,000 m^3/h x 2 units
Low duty cargo compressor	4,350 m^3/h x 2 units
Nitrogen plant	120 Nm^3 x 2 units
Inert gas plant	14,000 Nm^3/h x 1 unit

Composition of inert gas
Carbon dioxide, CO2	Max 14% by volume
Oxygen max., O2	1.0% by volume
Carbon monoxide max. ; CO	100 ppm
HC	0%
Soot	Bacharach 0
Sulphur oxides max., Sox	10 ppm
Nitrogen oxides max. ; NOx	100 ppm
Remainder	N2, H2, Air
Dewpoint	-45°C at atm.
Grade fuel used	DMA: ISO 8217
Discharge pressure	Max. 25 kPaG

State if any shore supply of liquid nitrogen may be required NO
May be required for purging of tanks and insulation spaces
What quantity?	N/A

Gas freeing
Can this operation be carried out at sea?	Yes

Heaters
Cargo Vapor Heater (warm-up)	16,940kg/h x 2 units (-125°C to 0°C)
Cargo Vapor Heater (boil-off)	4,730kg/h x 2 units (-100°C to 45°C)

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Guaranteed boil-off rates
At berth condition	0.16% / 24h

Fuel Gas Vaporizers
LNG vaporizer	23,970 kg/h x 1 unit
Forcing vaporier	5,800 kg/h x 1 unit

1.6 MEASURING APPARATUS

	Type and location	Number
Primary level gauge system Secondary level gauge system	Radar sensor, top of each tank Radar sensor	4 4

Cargo temperature	Temperature Sensor; Vapor space at liquid dome + Liquid space (0,10,50,95%) on tank bottom and pump column	40 2 x 5 in each tank

Absolute pressure transmitter	Vapor dome of each tank	4

1.7 CARGO LINES

Is vessel fitted with midship manifolds	Yes, 2
Distance from cargo manifold to stem (FP)	132 m
Distance from manifold to stern (AP)	138 m
Height cargo manifold above deck	4.8 m
Height manifold above working platform	1.4 m
Height cargo manifold above waterline when light	21.2 m
Height cargo manifold above waterline when loaded	19.4 m
Distance manifold from ship’s rail	3.15 m
Distance between loading and vapor return connections	3.0 m
Is vessel fitted with stern discharge	No
Is vessel fitted with fore discharge	No

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Dimension of lines
	Diameter	Flange size
Liquid	400 mm	16”
Vapour Line	400 mm	16”

What reducers onboard
Number	Diameter	Pressure rating
3	16”/12”	10 kg/cm^2

1.8 LNG REGASIFICATION SYSTEM

Liquid inlet conditions:

Pressure	5 bara

Temperature	-160°C (256°F)

Liquid volume flow	479.8 m.^3/h x 3 units

Composition (mass %)	Typical Trinidad composition as *)

Gas outlet condition:

Volume	60 -250 mmscuf/day x 3 units

Pressure	50-114 bar

Temperature	10-20 °C

Capacity	210,000 kg/hr x 3 units

LNG booster pump number	6 units
LNG booster pump discharge pressure	120 bar
LNG booster pump suction pressure	5 bar
LNG.booster pump temperature	-160°C

Steam pressure from boilers (saturated)	28 kg/cm^2

LNG/brine Shell & Tube Heat exchanger	3 units
Steam/brine PCHE	3 units Separate steam and condensate section each unit
Brine circulation pump	680 m^3/h x 6 units

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*)	Composition of Trinidad LNG:

•	Methane 96.17%

•	Ethane 2.74%

•	Propane 0.76%

•	1-buthane 0.17%

•	N-Buthane 0.15%

•	Nitrogen 0.01%

1.9 GAS METERING SYSTEM

Ultrasonic Gas Metering System	Ultrasonic gas flow meters x 2 units

Pressure transmitters x 2 units

Temperature transmitters x 2 units

Gas Analyzer System	Sample probe x 2 unit

Gas chromatographs x 2 units

Supplementary Gas Chromatograph x 1 unit

Analyzer cabinet x 1 unit

Metering Control System	Metering cabinet x 1 unit

Flow computers x 2 units

Supplementary flow computers x 2 units

1.10 BALLAST SYSTEM

Pumps	Particular
No	Three (3)
Type	Vertical single stage, centrifugal
Prime mover	Electric motor
Discharge rate	2,500 m3/h
Total head	30 mwc (S.G.: 1.025)

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1.11 ODORANT INJECTION SYSTEM

Odorant	Mercaptan Mixture
Injection Rate	1.01b/mmscf
Injection Pumps	2 x 100%
Injection Controllers	2 x 100%
Injection Point	1
Storage Tank

1.12 LIFTING DEVICE

Location	Aft	Amidships	Fwd
	STB and Port	Manifold area Stb and Port	Regas and STL area

Number and lifting capacity	1 x 15 mt SWL (STB) 1 x 5 mt SWL (Port)	2 x 12 mt SWL	1 x 10 mt SWL (Hs < 0.5m) 1 x 8 mt SWL (Hs < 1.0m)

Max. distance from ship’s side of lifting hook	5 m	5 m	6 m

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Appendix 1

DESCRIPTION OF MODIFICATION WORK

1.	High Pressure Manifolds

4 pcs high pressure manifolds will be installed with automatic valves, two each side (one as a forward extension of existing cargo manifold and one further forward). The piping for the high pressure manifolds will be routed from gas send out from regasification plant to the high pressure manifolds via T-piece and 1 pce manual valve in order to select whether to send gas to shore manifolds or via turret. If gas is sent to high pressure manifolds, the turret will be blinded with 1 pce spectacle flange.

See general arrangement drawing for the high pressure manifolds (11-N3813-042-03), material list for same (11-N3813-042-04) and valve list for same (Valve List HP Line).

2.	Segregation of Individual Regasification Skids

In order to carry out maintenance on individual skids, while other skids are being operated, the following will be installed to isolate and allow gas freeing of individual skids: 6 pcs block valves per skid, 6 pcs bleed valves per skid and 3 pcs spectacle flanges per skid to isolate individual skids. In addition, 1 pce block valve and a drain line will be installed to allow draining and purging of isolated skids.

See P&ID for the regasification plant (Regas Plant Redundancy Upgrade Rev01) and attached valve list for same (Valve List Redundancy Upgrade Rev01).

3.	Increase Redundancy on Key Components of the Regasification Plant

Control of LNG inlet to suction drum: 2 pcs automatic valves, 4 pcs block valves and 8 pcs bleed valves.

Control of vapour return to suction drum: 2 pcs automatic valves, 4 pcs block valves and 4 pcs bleed valves.

Control of gas return to suction drum: 1 pce automatic valve, 4 pcs block valves, 2 pcs spectacle flanges and 10 pcs bleed valves.

Pressure relief valve from suction drum to safety header: 2 pcs block valves and 1 pce bleed valve.

Pressure relief valve from LNG inlet on suction drum to safety header: 2 pcs block valves and 1 pce bleed valve.

Pressure relief valve from suction drum drain line to safety header: 2 pcs block valves and 1 pce bleed valve.

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Pressure relief valve on gas return from suction drum to safety header: 1 pce safety valve, 4 pcs block valves and 2 pcs bleed valves.

See attached P&ID for the regasification plant (Regal Plant Redundancy Upgrade Rev01) and attached valve list for same (Valve List Redundancy Upgrade Rev01).

4.	Cargo Control Systems, ESDS and Ship-Shore Link

Control and feedback of additional valves need to be incorporated in the control system, including selection of duty/stand-by valves.

Feedback from additional pressure sensors need to be incorporated in the control system.

Isolation of individual components/systems, e.g. isolate individual skids to prevent alarms during maintenance.

Ensure cargo loading and gas production can run simultaneously.

Incorporate new high pressure manifold valves in ESDS system.

Prepare system for site-specific communication and information exchange over Ship-Shore Link.

5.	Miscellaneous other minor

Installation of 1 pce block valve and re-arrange piping in engine room, allowing any of the general service pumps to be used for sea water cooling of atmospheric condenser for regasification boilers and other minor upgrades.

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From: GDF Suez LNG Supply AS (“GDFSLNGS”)

To: SRV Joint Gas Two Ltd (“SRVJGT”)

17 November 2013

Dear Sirs,

1	Reference is made to:

(a)	Amendment No. 2 dated 20 June 2012 (“Amendment No. 2”) to the SRV LNG Carrier Time Charterparty dated 20 March 2007 between ourselves (the “Charter”) in respect of the m.v. GDF SUEZ CAPE ANN (the “Vessel”);

(b)	the Conditions of Use in a form agreed between us to be entered into from time to time by the Master of an LNG Tanker on behalf of the Vessel Interests (as therein defined) and the Terminal Interests (as therein defined) (each a “COU”); and

(c)	the Port Liability Agreement entered into or to be entered into among each of ourselves, CNOOC Tianjin LNG Limited Company (“CNOOC JV”) and CNOOC Gas & Power (“CNOOC”) (the “PLA”).

2	The purpose of this letter agreement is to confirm and agree certain matters, as between ourselves, in relation to the terms of Amendment No. 2 on the one hand and each COU and the PLA on the other hand. In particular, it is meant to clarify the scope of the indemnity in clause 8.1 of Amendment No. 2 as that indemnity relates to the tortious acts of SRVJGT, its parent company, and its subsidiaries, affiliates, employees, agents and subcontractors (of any tier) (the “SRVJGT Group”) under the Charter (as amended).

3	It is agreed that, as between ourselves, the sub-charter to CNOOC (as the rights of CNOOC thereunder are, or are to be, assigned by CNOOC to CNOOC JV, with CNOOC and CNOOC JV having joint and several liability for all obligations, with references below to the “sub-charter to CNOOC” being construed accordingly), the COU and the PLA are not intended to impose upon SRVJGT or the SRVJGT Group any greater liability than that contemplated by the Charter (as amended) and further, notwithstanding anything to the contrary in the COU or the PLA, the indemnity by GDFSLNGS in clause 8.1 of Amendment No. 2, subject only to the confirmation, clarification and agreement in paragraph 4 below, covers all liabilities which would not, under the original Charter, without any sub-charter to CNOOC, have been suffered by SRVJGT or the SRVJGT Group.

4	It is confirmed, clarified and agreed as follows:

(a)	that clause 8.1 of Amendment No. 2 shall not apply to any liability specifically addressed by clause 8 of the PLA or by clause 68 of the Charter (as amended) (together, “Specified Liabilities”), which provisions shall subsist and be construed in accordance with their terms regardless of where any Specified Liabilities may be suffered or incurred (including during any use or operation of the Vessel as an FSRU in China or as a conventional LNG carrier in China) and regardless of the nationality of the party or parties to whom any Specified Liabilities are incurred (and Specified Liabilities are hereby confirmed to be liabilities which do not fall within the scope of the words “as a consequence of the Sub-charter” in clause 8.1 of Amendment No. 2);

(b)	that SRJVG’s liability for any tortious act (which includes negligence) by SRVJGT or any member of the SRVJGT Group to any third party shall be treated in the same manner as such tortious act would be treated under the Charter, and the fact that any such tortious act may be committed during operation of the Vessel as an FSRU in China or as a conventional LNG carrier in China) or elsewhere shall not change the allocation of liability which would otherwise apply as a consequence of such tort occurring under the Charter; nor shall the geographical location of any tortious act or the nationality of the party or parties injured by such tortious act(s) affect in any way the allocation of liability therefor. The fact that a tortious act to any third party is committed by SRJVGT or any member of the SRVJGT Group while operations are conducted under a Sub-charter does not affect in any way the culpability and liability of SRJVG for such tortious act(s) (and liability for such acts shall be treated as if they had occurred under the Charter); and any resulting loss suffered by the SRVJGT Group shall not be covered by the indemnity in clause 8.1 of Amendment No. 2 (i.e., such acts were not contemplated by SRVJGT and GDFSLNGS as falling within the scope of the words “as a consequence of the Sub-charter” in clause 8.1 of Amendment No. 2) save and except that any indemnities or limitations or exclusions of liability available to SRJVG under the Charter (excluding clause 8.1 of Amendment No. 2) shall apply and shall be available to SRJVG in respect of any liability arising from use of the Vessel by CNOOC and/or CNOOC JV as an FSRU in China or as a conventional LNG carrier in China or elsewhere;

(c)	that, with reference to and notwithstanding clauses 2.1.5 and 4.1.5 of the PLA, GDFSLNGS shall be responsible for and indemnify SRVJGT against the latter’s share of liability under those clauses;

(d)	that sub-clauses (a) and (b) above address more specifically the issues addressed by the wording beginning “except only…” to the end of clause 8.1 of Amendment No. 2 and such words are accordingly agreed to be deleted; and

(e)	that the indemnities in clause 8 of Amendment No. 2 shall extend to and for the benefit of each member of the SRVJGT Group and that each member of the SRVJGT Group shall have the benefit of and may enforce the provisions of clause 8 thereof notwithstanding clause 11 of Amendment No. 2.

5	It is further agreed as follows:

(a)	that in the event of any inconsistency between (i) Amendment No. 2 (as clarified and amended by this letter agreement) and (ii) any COU and/or the PLA, the provisions of Amendment No. 2 (as herein clarified and amended) shall prevail;

(b)	that clause 8 of the PLA shall, as regards its scope and subject matter (ie “… the use or operation of the Terminal or otherwise in connection with the Terminal…”), take precedence over clause 63 of the Charter;

(c)	that specifically in relation to clause 12.1 of the PLA, that clause shall not, as between GDFSLNGS and SRVJGT, operate to supersede or replace Amendment No. 2 or this letter agreement (such clause 12.1 only being agreed in its final form at the insistence of CNOOC and CNOOC JV, otherwise language to the same effect as this sub-clause (c) would have been included in such clause 12 itself); and

(d)	that GDFSLNG shall not vary, waive, modify or fail to enforce those provisions of the sub-charter to CNOOC referred to in clause 10 of Amendment No. 2.

6	No person who is not a party to this letter agreement shall have any rights under it by virtue of the Contracts (Rights of Third Parties) Act 1999.

7	This letter agreement, and any non-contractual obligations arising out of it, shall be governed by and construed in accordance with English law.

8	The dispute resolution provisions of clause 53 of the Charter shall apply to this letter agreement as if set out in full herein.

9	Please indicate your agreement to the matters set out above by executing the form of acknowledgement below.

Yours faithfully

/s/ FRANCIS BRETNACHER
Francis Bretnacher
Managing Director
For and on behalf of
GDF Suez LNG Supply AS

We hereby agree to the matters set out in the above letter

/s/ ØRJAN HOMME
Ørjan Homme
For and on behalf of
SRV Joint Gas Two Ltd